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   Fifth Third Funds

   Stock and Bond Mutual Funds
   Asset Allocation Funds
   Institutional Shares
       [LOGO] Working hard to build your wealth!
----------------------------

   Prospectus
   August 1, 2002

   The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                Fifth Third Funds
                Stock and Bond Mutual Funds
                Asset Allocation Funds
                Institutional Shares                          Table of Contents


Overview

This section provides important information about each of the stock, bond, and money market funds (the "Funds"), each a separate series of Fifth Third Funds, including:

..   the investment objective
..   principal investment strategies
..   principal risks, and
..   volatility and performance information

All funds except Fifth Third Large Cap Opportunity Fund are managed by Fifth Third Asset Management Inc. Fifth Third Large Cap Opportunity Fund is managed by Heartland Capital Management, Inc. ("Heartland"). Morgan Stanley Investment Management Inc. ("MSIM") acts as investment subadvisor to Fifth Third International Equity Fund.

Like all mutual funds (other than money market and stable value funds), share prices of the Funds may rise and fall in value and you could lose money. There is no guarantee that any Fund will achieve its objective.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

Objectives, Strategies and Risks
--------------------------------------------------------------------------------

                                 Equity Funds
                      -
                      Micro Cap Value Fund             2
                      Small Cap Growth Fund            4
                      Mid Cap Growth Fund              6
                      Technology Fund                  8
                      Large Cap Opportunity Fund       11
                      Quality Growth Fund              13
                      Equity Index Fund                15
                      Large Cap Core Fund              17
                      Multi Cap Value Fund             19
                      Disciplined Large Cap Value Fund 21
                      International Equity Fund        23
                      International GDP Fund           25
                      Worldwide Fund                   27

                                 Hybrid Funds
                      -
                      Balanced Fund                    30
                      Strategic Income Fund            33

                            Asset Allocation Funds
                 -
                 LifeModel Conservative Fund/SM/            36
                 LifeModel Moderately Conservative Fund/SM/ 39
                 LifeModel Moderate Fund/SM/                42
                 LifeModel Moderately Aggressive Fund/SM/   46
                 LifeModel Aggressive Fund/SM/              50

                                  Bond Funds
                 -
                 Michigan Municipal Bond Fund               54
                 Ohio Municipal Bond Fund                   57
                 Municipal Bond Fund                        60
                 Bond Fund                                  62
                 Intermediate Municipal Bond Fund           64
                 Intermediate Bond Fund                     66
                 Short Term Bond Fund                       68
                 U.S. Government Bond Fund                  70

Shareholder Fees and Expenses
--------------------------------------------------------------------------------

                                 Fee Tables  72

                              Expense Examples 80

Additional Information About the Funds' Investments                        83
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Fund Management
--------------------------------------------------------------------------------

                     Investment Advisors and Subadvisor  91

                             Portfolio Managers 93

Shareholder Information
--------------------------------------------------------------------------------

                    Purchasing and Selling Fund Shares     98
                    Purchasing and Adding to Your Shares   98
                    Selling Your Shares                    99
                    Closing of Small Accounts              99
                    Exchanging Your Shares                100

                        Dividends and Capital Gains 100
                        Expenses                    101
                        Taxation                    101

Financial Highlights                                                      104
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




                Fifth Third Micro Cap Value Fund

                                                    [GRAPHIC]





Fundamental Objective           Capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies whose equity securities have a total market value under
                                $300,000,000 at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions (e.g., purchases of a company's shares by its officers and/or major shareholders) and the growth of earnings.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on
 An investment in the Fund      changes in a company's activities and financial condition and in overall
 is not a deposit of Fifth      market and financial conditions. The smaller companies in which the
 Third Bank or any other        Fund invests are especially sensitive to these factors and therefore may be
 bank and is not insured or     subject to greater share price fluctuations than other companies. Also,
 guaranteed by the FDIC or      securities of these smaller companies are often less liquid, thus possibly
 any other government           limiting the ability of the Fund to dispose of such securities when the
 agency.                        Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

                                The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-
                                earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                Fifth Third Micro Cap Value Fund

                                                    [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                                 [CHART]
indication of the risks of an investment in
the Fund by showing its performance         Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
from year to year and over time, as well as
compared to a broad-based securities           1999        2000       2001
index. The Russell 2000(R) Value Index is     ------     -------     ------
an unmanaged index generally                  21.81%     (1.21)%     22.90%
representative of the performance of the
small capitalization stock market as a
whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q2 1999      21.16%
                         Worst quarter:              Q3 1998     -18.48%
                         Year to Date Return (1/1/02 to 6/30/02)  10.61%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                    Inception Date Past Year Since Inception
                                    ----------------------------------------
    Institutional Shares/1/             2/1/98      22.90%       9.71%
                                    ----------------------------------------
                                                             (Since 2/1/98)
    Russell 2000(R) Value Index*                     2.49%       4.62%
                                    ----------------------------------------
                                                             (Since 2/1/98)
    Lipper Small Cap Value Index**                  17.20%       7.29%
   -------------------------------------------------------------------------

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.
* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.
** The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

                Fifth Third Small Cap Growth Fund
                (Formerly Kent Small Company Growth Fund)


                                                           [GRAPHIC]






Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of a diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets.
                                Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The
                                Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York
                                Stock Exchange companies.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        The smaller companies in which the Fund invests are especially sensitive
 bank and is not insured or     to these factors and therefore may be subject to greater share price
 guaranteed by the FDIC or      fluctuations than other companies. Also, securities of these smaller
 any other government           companies are often less liquid, thus possibly limiting the ability of the
 agency.                        Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

                                The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Small Cap Growth Fund

                                                      [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                    [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Russell 2000(R) Growth
Index is an unmanaged index generally     1993     1994    1995    1996     1997     1998     1999     2000     2001
representative of the performance of the ------  -------  ------  ------  -------   -------  ------  -------  -------
small capitalization stock market whose
companies have higher price-to-book      17.04%  (0.06%)  23.75%  19.56%   27.94%   (6.15%)  27.98%  (0.38%)  (4.11)%
ratios and higher forecasted growth
values. The Russell 2000(R) Index is an
unmanaged index of the smallest 2,000
companies in the Russell 3000(R) Index,
as ranked by market capitalizations.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 2001      20.66%
                         Worst quarter:              Q3 1998     -21.20%
                         Year to Date Return (1/1/02 to 6/30/02)  -9.60%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                Inception Date Past Year Past 5 Years Since Inception
                                -----------------------------------------------------
 Institutional Shares/1/           11/2/92      -4.11%      7.98%         11.72%
                                -----------------------------------------------------
                                                                      (Since 11/1/92)
 Russell 2000(R) Growth Index*                  -9.23%      2.87%          8.36%
                                -----------------------------------------------------
                                                                      (Since 11/1/92)
 Russell 2000(R) Index*                          2.49%      7.52%         11.87%
-------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Small Company Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.
* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations. The benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Mid Cap Growth Fund
                (Formerly the Fifth Third Mid Cap Fund)

                                                      [GRAPHIC]






Fundamental Objective           Growth of capital. Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are companies with market capitalizations no larger than 110%, and no smaller than
                                90%, of the market capitalizations of the companies in the Russell Midcap
                                Index(R) (generally, between $500 million and $10 billion).

                                The Fund intends to invest in mid sized companies that have the potential for sustainable long-term revenue and earnings growth at a rate faster than the average company and the overall economy. In searching for these companies, the Advisor considers solid balance sheets, high levels of profitability, strong profit margins and high returns on equity. The
                                Advisor looks for companies which operate in niche markets or in fast growing industries. The Advisor also considers companies which have the potential to pay dividends. The Fund generally selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

                                To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies, many of which pay dividends, small cap companies, as well as convertible securities which pay interest.
                                At the time of investment, those convertible securities are rated investment grade, that is, in the BBB major rating category or higher by Standard &
                                Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks of medium-sized companies can be more sensitive to long market
 bank and is not insured or     declines than larger companies, in part because they generally do not have
 guaranteed by the FDIC or      the financial resources that larger companies have. Generally, growth
 any other government           oriented stocks are sensitive to market movements. The prices of growth
 agency.                        stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

                                Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

                                The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Mid Cap Growth Fund

                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities    1992   1993   1994   1995    1996    1997    1998    1999    2000    2001
index. The Russell Midcap(R) Growth       -----  -----  -----  ------  ------  ------  ------  ------  -----  ------
Index is an unmanaged index that         5.05%  1.38%  1.54%  26.03%  17.59%  32.64%  3.41%   17.06%  6.93%  (6.28)%
measures the performance of the 800
smallest companies in the Russell 1000
Index with higher price-to-book ratios
and higher forecasted growth values.
The S&P MidCap 400 Index is an
unmanaged index generally
representative of the midcap sector of
the U.S. stock market.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      23.15%
                         Worst quarter:              Q3 2001     -22.69%
                         Year to Date Return (1/1/02 to 6/30/02) -20.31%
                         ---------------------------------------------------



                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                  Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                  -------------------------------------------------------------------
 Institutional Shares/1/              1/1/85      - 6.28%      9.98%        9.94%         13.66%
                                  -------------------------------------------------------------------
                                                                                      (Since 1/1/86)
 Russell Midcap(R) Growth Index*                  -20.15%      9.02%       11.10%         13.10%
                                  -------------------------------------------------------------------
                                                                                      (Since 1/1/85)
 S&P Mid Cap 400 Index(R)*                        - 0.61%     16.12%       15.02%         17.08%
-----------------------------------------------------------------------------------------------------

1 The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
* The Russell MidCap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth value. The S&P MidCap 400 Index is an unmanaged index generally representative of the midcap sector of the U.S. stock market. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Technology Fund

                                            [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies.

                                Technology companies are those that are substantially engaged in developing products, processes or services that provide technological advances. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media and information services companies, and biotechnology. They also may include companies in more traditional industries, such as securities brokers and retailers that have extensively used technological advances to develop new or to improve products or processes.

                                The Fund generally takes a growth approach to selecting stocks, looking for established companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as, corporate bonds and government securities.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        The Fund, by concentrating in technology stocks, assumes the risks of
 bank and is not insured or     holding technology stocks. For example, technology stocks tend to:
 guaranteed by the FDIC or
 any other government            . fluctuate in price more widely and rapidly than the market as a whole agency.
                                 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when
                                   technology stocks are out of favor

                                 . decline in price due to sector specific developments

                                 . be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.


                Fifth Third Technology Fund

                                            [GRAPHIC]






  To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, mid cap and small cap stocks tend to be less liquid and more volatile than large cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.
  The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks. The Fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

  Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

  To the extent the Fund invests in companies whose shares are being, or recently have been, offered to the public for the first time, the Fund takes on additional risks, including risks associated with inexperienced management, the risk that a liquid secondary trading market may not develop and risks of greater market volatility often associated with the securities sold in initial public offerings.

  Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

                Fifth Third Technology Fund

                                            [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities                                                                         2001
index. The Morgan Stanley High-                                                                               ------
Technology 35 Index is an unmanaged                                                                          (33.22)
broad market technology index
composed purely of electronics-based
companies. The Merrill Lynch 100
Technology Index is an equal-dollar
weighted index of 100 stocks designed
to measure the performance of a cross-
section of large, actively traded
technology stocks and ADRs. The
Lipper Science & Technology Index is
the composite performance of the 30
largest science and technology mutual
funds, as categorized by Lipper
Analytical Services, Inc.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 2001      33.47%
                         Worst quarter:              Q1 2001     -33.86%
                         Year to Date Return (1/1/02 to 6/30/02) -38.23%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                           Inception Date Past Year Since Inception
                                           ----------------------------------------
 Institutional Shares                          6/5/00      -33.22%     -36.05%
                                           ----------------------------------------
                                                                    (Since 6/1/00)
 Morgan Stanley High-Technology 35 Index*                  -24.13%     -30.75%
                                           ----------------------------------------
                                                                    (Since 6/1/00)
 Merrill Lynch 100 Technology Index*                       -32.55%     -39.74%
                                           ----------------------------------------
                                                                    (Since 6/1/00)
 Lipper Science & Technology Index*                        -34.72%     -37.00%
-----------------------------------------------------------------------------------

* The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and ADRs. The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc. The benchmark index for the Technology Fund has changed from the Morgan Stanley High-Technology 35 Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Large Cap Opportunity Fund
                (Formerly the Fifth Third Pinnacle Fund)

                                                              [GRAPHIC]






Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are those companies whose equity securities have a market capitalization of $5 billion or more. The Fund intends to invest at least 65% of total assets in common stocks and convertible securities that have the potential for long-
                                term growth.

                                In selecting stocks, the Fund looks primarily at companies that have historically reported better corporate earnings than the earnings that market analysts have predicted. Generally, those companies are expected to grow faster than the economy as a whole. Those companies also tend to be established companies that appear to be capable of sustained growth.
                                Although most of those companies are large, the Fund may invest in stocks of companies of any size. Current income is not a factor in stock selection.

                                The Fund reserves the right to invest up to 20% of total assets in other securities, such as government and corporate bonds.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Generally, growth oriented stocks may be sensitive to market movements.
 bank and is not insured or     The prices of growth stocks tend to reflect future expectations, and when
 guaranteed by the FDIC or      those expectations are not met, share prices generally fall.
 any other government
 agency.                        Significant investment in large companies also creates various risks for the
                                Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

                Fifth Third Large Cap Opportunity Fund

                                                              [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Russell 1000(R) Growth         1992   1993   1994   1995    1996   1997    1998    1999     2000      2001
Index is an unmanaged index of           ------  ----   ----   -----   -----  -----   -----   ------   -----     -----
common stocks that measures the          (0.73)% 3.31% (1.12)% 35.40%  22.44  35.43%  32.94%  11.64%  (19.76)%  (21.81)%
performance of those Russell 1000
companies with higher price-to-book
ratios and higher forecasted growth
values. The S&P 500 Index(R) is an
unmanaged index of 500 selected
common stocks, most of which are
listed on the New York Stock Exchange,
and is a measure of the U.S. Stock
market as a whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      24.93%
                         Worst quarter:              Q1 2001     -18.65%
                         Year to Date Return (1/1/02 to 6/30/02) -17.26%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                -------------------------------------------------------------------
 Institutional Shares/1/            3/4/85      -21.81%      4.75%        7.81%         11.53%
                                -------------------------------------------------------------------
                                                                                    (Since 3/1/85)
 Russell 1000(R) Growth Index*                  -20.42%      8.27%       10.80%         13.67%
                                -------------------------------------------------------------------
                                                                                    (Since 3/1/85)
 S&P 500 Index(R)*                              -11.88%     10.70%       12.93%         14.58%
---------------------------------------------------------------------------------------------------

/1/ The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The benchmark index for the Large Cap Opportunity Fund has changed from the S&P 500 Index(R) in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Quality Growth Fund

                                                [GRAPHIC]






Fundamental Objective           Growth of capital.  Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of high quality growth companies.

                                High quality growth companies are companies, in the opinion of the
                                Advisor, that offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S.
                                companies with a market capitalization greater than $100 million.

                                To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The
                                Fund reserves the right to invest up to 35% of total assets in those securities. At the time of investment, those securities are rated investment grade, that is, in the BBB major rating category or higher by Standard &
                                Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value and the potential for extended periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks that pay regular dividends provide investors some return of their
 bank and is not insured or     investment, to an extent, supporting the stock's price, even during periods
 guaranteed by the FDIC or      when the prices of equity securities generally are falling. However,
 any other government           dividend-paying stocks, especially those that pay significant dividends, also
 agency.                        tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

                                Generally, growth oriented stocks may be sensitive to market movements.
                                The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

                                Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Quality Growth Fund

                                                [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                    [CHART]
from year to year and over time, as well
as compared to a broad-based securities       1992    1993   1994   1995   1996   1997   1998   1999   2000     2001
index. The Standard and Poor's 500          ----- ------- ------ ------ ------ ------ ------ ------ ------- --------
Composite Stock Price Index (R) (the         8.03% (1.06)% 0.07% 31.59% 23.68% 32.70% 30.16% 23.86% (3.82)% (13.76)%
"S&P 500") is an unmanaged index of
500 selected common stocks, most of
which are listed on the New York Stock
Exchange.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate
how the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      28.21%
                         Worst quarter:              Q3 2001     -17.69%
                         Year to Date Return (1/1/02 to 6/30/02) -21.84%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                          Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                          -------------------------------------------------------------------
 Institutional Shares/1/      1/1/83      -13.76%     12.16%       11.94%         14.76%
                          -------------------------------------------------------------------
                                                                              (Since 1/1/83)
 S&P 500 Index(R)*                        -11.88%     10.70%       12.93%         14.92%
---------------------------------------------------------------------------------------------

/1/ The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
/*/ The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                Fifth Third Equity Index Fund
                (Formerly Kent Index Equity Fund)

                                              [GRAPHIC]






Fundamental Objective           Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500
                                Composite Stock Price Index(R) ("S&P 500")/1/. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the
                                Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value and the potential for extended periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Indexing is a strategy whereby the Fund attempts to weight its securities to
 bank and is not insured or     match those of a broad-based securities index (the S&P 500) in an
 guaranteed by the FDIC or      attempt to approximate the index's performance. Securities may be
 any other government           purchased, retained and sold by the Fund at times when an actively
 agency.                        managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.
                                There is also a risk that the Fund will not accurately track the S&P 500.
                                Should this occur, the Board of Trustees will act as necessary to bring the
                                Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the
                                Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the
                                S&P 500.

                                There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.

--------------------------------------------------------------------------------
/1/ "S&P 500" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third Equity Index Fund

                                            [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities      1993   1994    1995   1996   1997    1998    1999    2000     2001
index. The Standard and Poor's 500               ----   ----   -----  -----  -----   -----   -----   ------  -------
Composite Stock Price Index(R) (the              9.11   0.86   36.23  22.18  32.55   28.26   20.55   (9.30)  (12.22)
"S&P 500") is an unmanaged index of
500 selected common stocks, most of
which are listed on the New York Stock
Exchange.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      21.26%
                         Worst quarter:              Q3 2001     -14.75%
                         Year to Date Return (1/1/02 to 6/30/02) -13.30%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                          Inception Date Past Year Past 5 Years Since Inception
                          -----------------------------------------------------
 Institutional Shares/1/     11/2/92      -12.22%     10.29%        13.22%
                          -----------------------------------------------------
                                                                (Since 11/1/92)
 S&P 500 Index(R)*                        -11.88%     10.70%        13.84%
-------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Index Equity Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.
* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                Fifth Third Large Cap Core Fund
                (Formerly Fifth Third Large Cap Value Fund and Fifth Third Large Cap Growth Fund)

                                                            [GRAPHIC]






Fundamental Objective           Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are defined as U.S. companies with at least $5 billion in market capitalization. The
                                Fund intends to invest in equity securities of companies that the Advisor believes have potential for above-average growth relative to their peers and/or companies selling at attractive valuations. While some stocks may be purchased for their income potential, most stocks will be purchased for their capital appreciation potential.

                                When selecting equity securities which it believes are selling at attractive valuations, the Advisor considers an issuer's balance sheet, quality of management, and historical earnings per share. The Advisor typically looks for issuers where earnings have already begun to rebound and considers the likelihood that earnings per share will continue to improve.
                                When selecting equity securities which it believes have the potential for above average growth, the Advisor considers an issuer's balance sheet stability, cash flow, quality of management, earnings per share growth, and the issuer's potential to maintain above average earnings relative to its peers.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

                                An investment in the Fund is not a deposit of Fifth Third Bank or any
Principal Investment Risks      other bank and is not insured or guaranteed by the FDIC or any other government agency.
 An investment in the Fund
 is not a deposit of Fifth      The principal risks of investing in the Fund include the risks of investing
 Third Bank or any other        in equity securities, such as the risk of sudden and unpredictable drops in
 bank and is not insured or     value or periods of lackluster performance.
 guaranteed by the FDIC or
 any other government           Significant investment in large companies also creates various risks for the
 agency.                        Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

                                The Fund invests in both value stocks and growth stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks can be sensitive to market movements.
                                The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Large Cap Core Fund

                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an           Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Standard and Poor's 500         1993    1994    1995    1996    1997   1998     1999       2000       2001
Composite Stock Price Index(R) (the       ------  ------  ------  ------  ------  ------  --------  --------  --------
"S&P 500") is an unmanaged index of       11.98%   0.51%  34.91%  19.47%  24.14%  28.07%  18.79%    (11.25)%  (12.82)%
500 selected common stocks, most of
which are listed on the New York Stock
Exchange. The Russell 1000(R) Index is
an unmanaged index that measures the
performance of the 1,000 largest
companies in the Russell 3000(R) Index.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      21.19%
                         Worst quarter:              Q3 2001     -14.18%
                         Year to Date Return (1/1/02 to 6/30/02) -13.27%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                          Inception Date Past Year Past 5 Years Since Inception
                          -----------------------------------------------------
 Institutional Shares/1/     11/2/92      -12.82%      7.88%        11.64%
                          -----------------------------------------------------
                                                                (Since 11/1/92)
 S&P 500 Index(R)*                        -11.88%     10.70%        13.84%
                          -----------------------------------------------------
                                                                (Since 11/1/92)
 Russell 1000(R) Index**                  -12.45%     10.50%        13.70%
-------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Growth and Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Large Cap Core Fund (formerly named Fifth Third Large Cap Value Fund).
* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.
**The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 1000(R) Index.

                Fifth Third Multi Cap Value Fund

                                                  [GRAPHIC]





Fundamental Objective           High level of total return (using a combination of capital appreciation and income).

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of multi cap companies. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The
                                Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on
 An investment in the Fund      changes in a company's activities and financial condition and in overall
 is not a deposit of Fifth      market conditions. While the Fund invests in both smaller and larger
 Third Bank or any other        companies, the smaller companies in which the Fund invests are especially
 bank and is not insured or     sensitive to these factors and therefore may be subject to greater share
 guaranteed by the FDIC or      price fluctuations than other companies. Also, securities of these smaller
 any other government           companies are often less liquid, thus possibly limiting the ability of the
 agency.                        Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

                                The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-
                                earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                Fifth Third Multi Cap Value Fund


                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to two broad-based            1992    1993   1994    1995    1996    1997    1998     1999    2000   2001
securities indices. The Russell 3000(R)  ------  ------  -----  ------  ------  ------  -------  ------  ------  -----
Value Index is an unmanaged index that   13.74%  24.43%  0.65%  22.51%  19.07%  28.21%  (8.77)%  13.22%  23.78%  7.91%
measures the performance of those
Russell 3000 Index companies with
lower price-to-book ratios and lower
forecasted growth values. The Lipper
Multicap Value Index is an equal
weighted index of mutual funds that
invest in undervalued securities within
multiple capitalization ranges. The
Russell 3000(R) Index is composed of
3,000 large U.S. companies, as
determined by market capitalization.
This portfolio of securities represents
approximately 98% of the investable
U.S. equity market.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 2001      18.76%
                         Worst quarter:              Q3 1998     -21.09%
                         Year to Date Return (1/1/02 to 6/30/02)  -8.52%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                -------------------------------------------------------------------
 Institutional Shares/1/           9/30/89        7.91%     12.08%       13.90%         13.10%
                                -------------------------------------------------------------------
                                                                                    (Since 10/1/89)
 Russell 3000(R) Value Index*                    -4.33%     11.02%       14.15%         12.57%
                                -------------------------------------------------------------------
                                                                                    (Since 10/1/89)
 Lipper Multicap Value Index**                    1.30%      9.73%       12.31%         11.20%
                                -------------------------------------------------------------------
                                                                                    (Since 10/1/89)
 Russell 3000(R) Index**                        -11.46%     10.14%       12.64%         12.43%
---------------------------------------------------------------------------------------------------

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Equity Fund. For the period prior to April 1, 1999, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multicap Value Fund.
* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.
** The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The benchmark index for the Multi Cap Value Fund has changed from the Russell 3000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Disciplined Large Cap Value Fund
                (Formerly the Fifth Third Equity Income Fund)


                                                          [GRAPHIC]





Fundamental Objective           Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are currently defined as U.S. companies with at least $5 billion in market capitalization. The Fund intends to invest primarily in stocks of companies with low ratios of price to earnings, cash flow, sales and book value, as well as companies which the Advisor believes are undervalued relative to their prospects for future earnings or to their asset values. In selecting equity securities, the Advisor will consider an issuing company's balance sheet and interest coverage. Most stocks will be purchased for a combination of current income and capital appreciation. The Fund expects to earn current income mainly from stock dividends which may be supplemented by interest on convertible bonds and dividends on preferred stock.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as government and corporate bonds, which at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equities and in debt. The risks of investing in equity securities include
 An investment in the Fund      the risk of sudden and unpredictable drops in value or periods of
 is not a deposit of Fifth      lackluster performance. The risks of investing in debt securities include the
 Third Bank or any other        tendency of bond prices to fall as interest rates rise.
 bank and is not insured or
 guaranteed by the FDIC or      The Fund invests in value stocks. Value stocks are those that appear to be
 any other government           underpriced based upon valuation measures, such as lower price-to-
 agency.                        earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                                Significant investment in large companies also creates various risks for the
                                Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

                                The tendency of bond prices to fall when interest rates rise becomes more significant as the average maturity of the Fund's bond portfolio increases.
                                Investments in bonds subject the Fund to the risk that an issuer could default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Disciplined Large Cap Value Fund


                                                          [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an
indication of the risks of an investment                                     [CHART]
in the Fund by showing its performance
from year to year and over time, as well
as compared to a broad-based securities  Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
index. The Russell 1000(R) Value Index
is an unmanaged index of common          1992   1993    1994    1995    1996    1997    1998    1999    2000     2001
stocks that measures the performance of  ----   ----    ----   -----   -----   -----   -----   ------  -----    -----
those Russell 1000(R) companies with     4.61%  0.26%  (0.65)% 30.73%  16.83%  38.15%  18.03%  (4.71)% 12.75%  (12.35)%
lower price-to-book ratios and lower
forecasted growth values. The Standard
& Poor's 500 Composite Stock Price
Index(R) (the "S&P 500 Index") is an
unmanaged index of 500 selected
common stocks, most of which are
listed on the New York Stock Exchange,
and is a measure of the U.S. stock
market as a whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q2 1997      15.29%
                         Worst quarter:              Q3 1999     -11.39%
                         Year to Date Return (1/1/02 to 6/30/02)  -8.32%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                               Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                               -------------------------------------------------------------------
 Institutional Shares/1/           1/1/83      -12.35%      8.96%        9.35%         12.69%
                               -------------------------------------------------------------------
                                                                                   (Since 1/1/83)
 Russell 1000(R) Value Index*                  - 5.59%     11.13%       14.16%         15.26%
                               -------------------------------------------------------------------
                                                                                   (Since 1/1/83)
 S&P 500 Index(R)*                             -11.88%     10.70%       12.93%         14.92%
--------------------------------------------------------------------------------------------------

/1/ The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500 Index") is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The benchmark index for the Disciplined Large Cap Value Fund has changed from the S&P 500 Index(R) in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third International Equity Fund

                                                          [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its assets in securities of non-U.S.
                                companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

                                The Fund uses a top-down strategy of selecting securities in its portfolio. It allocates assets among geographic regions and individual countries and sectors, rather than emphasizing individual stock selection. The Fund capitalizes on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based on three factors: (i) valuation, (ii) fundamental change, and (iii) market momentum/
                                technicals. Valuation factors include price/book values and price/cash earnings.
                                Fundamental change factors include incremental shifts in economic growth, interest rates, the political, social, business, and regulatory environment, and monetary and fiscal policy. Market momentum/technical factors include market capitalization, liquidity, volatility, and investor sentiment.

                                The Fund's investment subadvisor analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan
                                Stanley Capital International Europe, Australasia, and Far East Index(R)
                                (the "EAFE Index")./1/ Although the Fund invests primarily in established foreign securities markets, from time to time, it may also invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. In selecting stocks in a specific country or sector, the Fund invests in "baskets" of common stocks and other equity securities. By investing in these "baskets," the Fund generally attempts to replicate a broad market index (which is usually the
                                Morgan Stanley Capital International Index or other index for a specific country or sector) in order to track the underlying performance of that index. Because the Fund employs a top-down strategy, the portfolio construction does not lend itself to individual stock selection.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks of foreign companies present additional risks for U.S. investors.
 bank and is not insured or     Stocks of foreign companies tend to be less liquid and more volatile than
 guaranteed by the FDIC or      their U.S. counterparts, in part because accounting standards and market
 any other government           regulations tend to be less standardized and economic and political climates
 agency.                        less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the
                                extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

--------------------------------------------------------------------------------

/1/ "EAFE Index" is a registered service mark of Morgan Stanley Capital
    International, which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third International Equity Fund

                                                          [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                               [CHART]
indication of the risks of an investment
in the Fund by showing its performance   Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
from year to year and over time, as well
as compared to a broad-based securities    1995    1996    1997    1998     1999    2000      2001
index. The Morgan Stanley Capital         ------  ------  ------  ------   ------  -------  --------
International EAFE Index(R) (the "EAFE    11.29%   8.54%   7.96%  19.45%   26.11%  (14.24)% (17.90)%
Index") is a widely recognized,
unmanaged index composed of a sample
of companies representative of the
market structure of 20 European and
Pacific Basin countries.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      17.74%
                         Worst quarter:              Q3 1998     -11.88%
                         Year to Date Return (1/1/02 to 6/30/02)   0.24%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                       Inception Date Past Year Past 5 Years Since Inception
                                       -----------------------------------------------------
 Institutional Shares/1/                  8/18/94      -17.90%     2.75%         3.61%
                                       -----------------------------------------------------
 Morgan Stanley Capital International                                        (Since 9/1/94)
 EAFE Index(R)*                                        -21.21%     1.17%         2.59%
--------------------------------------------------------------------------------------------

/1/ The Fund first offered Institutional shares on October 9, 1998. The quoted performance of the Fund for the period prior to October 9, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                Fifth Third International GDP Fund
                (Formerly Kent International Growth Fund)

                                                          [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 65% of its total assets in the common and preferred stocks of companies located in at least three countries in Europe, Australia and the Pacific Rim.

                                The Advisor considers the size and growth of a country's Gross Domestic
                                Product and market capitalization relative to other countries when determining region and country allocations among Europe, Australia and the Pacific Rim. Allocation among companies is determined based on a stock's attractiveness, industry attractiveness, and stock market capitalization. Stocks are selected from the countries represented in the
                                Morgan Stanley Capital International Europe, Australasia, and Far East
                                Equity Index(R) (the "EAFE Index")/1/. The allocation of Fund assets may shift from time to time from countries that the Fund considers overvalued to countries that it considers undervalued. Although the Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its assets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in the index it attempts to replicate. The Fund may at times invest more than 25% of its total assets in a particular country.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks of foreign companies present additional risks for U.S. investors.
 bank and is not insured or     Stocks of foreign companies tend to be less liquid and more volatile than
 guaranteed by the FDIC or      their U.S. counterparts, in part because accounting standards and market
 any other government           regulations tend to be less standardized, and economic and political
 agency.                        climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the
                                Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

                                The International GDP Fund may invest more than 25% of its assets in a particular foreign country. A concentration of investments in any one country could expose the Fund to increased risk due to changes in the economic or political environment within that country.

--------------------------------------------------------------------------------
/1/ "EAFE Index" is a registered service mark of Morgan Stanley Capital
    International, which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third International GDP Fund

                                                        [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to three relative broad-      1993    1994    1995     1996    1997    1998     1999     2000        2001
based securities indices. The Morgan      ----    ----    ----     ----    ----    ----     ----     ----        ----
Stanley Capital International EAFE       30.32%   5.73%   13.00%   5.87%   2.54%   17.92%   28.30%  (17.41)%   (23.55)%
Index(R) (the "EAFE Index") is a widely
recognized, unmanaged index composed
of a sample of companies representative
of the market structure of 20 European
and Pacific Basin countries. The Morgan
Stanley Capital International Europe
Index is an unmanaged index of
European stocks. The Morgan Stanley
Capital International Pacific Rim Index
is an unmanaged index of stocks in the
Pacific Rim region.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      19.50%
                         Worst quarter:              Q3 2001     -15.03%
                         Year to Date Return (1/1/02 to 6/30/02)  -2.11%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                      Inception Date Past Year Past 5 Years Since Inception
                                                      -----------------------------------------------------
 Institutional Shares/1/                                 12/4/92      -23.55%     -0.42%         5.45%
                                                      -----------------------------------------------------
                                                                                            (Since 12/1/92)
 Morgan Stanley Capital International EAFE Index(R)*                  -21.21%      1.17%         6.79%
                                                      -----------------------------------------------------
                                                                                            (Since 12/1/92)
 Morgan Stanley Capital International Europe Index**                  -19.64%      6.56%        11.92%
                                                      -----------------------------------------------------

 Morgan Stanley Capital International Pacific Rim                                           (Since 12/1/92)
 Index***                                                             -25.22%     -7.60%        -0.39%
-----------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent International Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third International GDP Fund.
* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.
** The Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks.
*** The Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]





Fundamental Objective           High level of total return (using a combination of capital appreciation and income) consistent with reasonable risk.

Principal Investment Strategies Under normal circumstances, the Fund invests primarily in other mutual funds that invest in equity securities on a domestic, international and/or global basis. The Fund will structure its portfolio of mutual funds by (i)
                                identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs.
                                growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

                                The Fund may invest in index funds and/or leveraged index funds when the Advisor believes that equity prices in general are likely to rise in the near term. Leveraged funds attempt to magnify the results of an investment through the investment in futures contracts and options on securities, future contracts, and stock indices. For example, a leveraged index fund may perform (increase or decrease) at 150% of the index's performance to which it was correlated. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated.

                                The Fund may invest in bear funds and/or leveraged bear funds when the
                                Advisor believes that equity prices in general are likely to decline in the near term. A bear fund has a inverse relationship to the general market and seeks capital appreciation when the market is overvalued. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek profit from anticipated decreases in the indexes to which such funds generally are inversely correlated. Leveraged bear funds attempt to magnify the results of a regular bear fund. For example, a leveraged bear fund may perform (increase or decrease) at 150% of a regular bear fund.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

                                Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends and Capital Gains"
                                below.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]






Principal Investment Risks   The principal risks of investing in the Fund include the risks of investing in other funds which have substantial investments in foreign markets.
 An investment in the Fund   Foreign securities, foreign currencies, and securities issued by U.S. entities
 is not a deposit of Fifth   with substantial foreign operations can involve additional risks relating to
 Third Bank or any other     political, economic, or regulatory conditions in foreign countries. These bank and is not insured or  risks include fluctuations in foreign currencies; withholding or other taxes;
 guaranteed by the FDIC or   trading, settlement, custodial and other operational risks; and the less
 any other government        stringent investor protection and disclosure standards of some foreign
 agency.                     markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S.
                             investments. In addition, foreign markets can perform differently than the
                             U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

                             Because the Fund primarily invests in other mutual funds which invest in equity securities, the Fund is subject to the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions.

                             The Fund may invest in index funds or leveraged funds. If equity prices generally decline while the Fund is invested in an index fund or funds, the
                             Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

                             The Fund may also invest in bear funds or leveraged bear funds. If equity prices generally rise while the Fund is invested in a bear fund or funds, the
                             Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

                             The Fund may invest in a manner that anticipates market trends and market-moving events. For example, the Fund may invest in index and leveraged index funds when the Advisor expects the market to increase and invest in bear and leveraged bear funds when the market is anticipated to decrease. These techniques may produce substantial losses where the market behaves in a manner contrary to the Advisor's expectations.

                             The portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund.
                             Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

                             An investor in the Fund will bear not only his proportionate share of the expenses of the Fund, but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses, and other miscellaneous expenses.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]





Volatility and Performance Information
                                                   Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
The bar chart and table provide an indication
of the risks of an investment in the Fund by                                                                  [CHART]
showing its performance from year to year and
over time, as well as compared to a broad-
based securities index. The Morgan Stanley           1994     1995    1996   1997     1998    1999    2000       2001
Capital International World Index is an           -------  ------  ------  -----   ------  ------  --------  --------
unmanaged index generally representative of       (3.42)%  14.34%  21.01%  5.52%   35.20%  51.42%  (11.34)%  (11.53)%
the performance of the equity markets of 23
developed countries as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      27.28%
                         Worst quarter:              Q3 2001     -16.81%
                         Year to Date Return (1/1/02 to 6/30/02)  -9.06%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                    Inception Date Past Year Past 5 Years Since Inception
                                                    -----------------------------------------------------
 Institutional Shares/1/                               4/30/93      -11.53%     11.12%        10.96%
                                                    -----------------------------------------------------
                                                                                          (Since 5/1/93)
 Morgan Stanley Capital International World Index*                  -16.52%      5.74%        8.87%
---------------------------------------------------------------------------------------------------------

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Laureate Fund. For the period prior to February 1, 1998, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Laureate Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Worldwide Fund.
* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                Fifth Third Balanced Fund

                                          [GRAPHIC]






Fundamental Objective           Capital appreciation and income.

Principal Investment Strategies Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to
                                75% of total assets in common stocks and convertible preferred stocks and convertible corporate bonds, 25% to 40% of total assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities, and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time. However, the Fund takes a moderate to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

                                The equity position of the Fund tends to be invested in high quality growth companies that are either large or mid-sized. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital, and the quality of its management. While greater emphasis will be placed on larger companies, that is, companies with market capitalizations over $10 billion, the Fund may favor mid-sized companies, that is companies no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Standard & Poor's MidCap 400
                                Index(R)/1/ (generally, between $500 million and $10 billion), when the
                                Advisor believes that market conditions favor securities of mid-sized companies.

                                The fixed income portion of the Fund tends to be invested in high quality bonds with maturities ranging from overnight to thirty years in length.
                                The Fund will attempt to maintain the average maturity of the bond portion of the Fund from between 5 and 9 years. At the time of investment, the corporate bonds and convertible securities in which the
                                Fund invests are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

--------------------------------------------------------------------------------
/1/ "S&P 400" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third Balanced Fund

                                          [GRAPHIC]






Principal Investment Risks     The principal risks of investing in the Fund include the risks associated with following an asset allocation strategy, such as the risk that the Fund
 An investment in the Fund is  will not correctly anticipate the relative performance of the different asset not a deposit of Fifth Third  classes in which it may invest.
 Bank or any other bank and
 is not insured or guaranteed  To the extent the Fund invests in stocks and convertible securities, it
 by the FDIC or any other      assumes the risks of equity investing, including sudden and unpredictable
 government agency.            drops in value and periods of lackluster performance.

                               Significant investments in large companies also creates various risks for the
                               Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

                               Generally, growth oriented stocks may be sensitive to market movements.
                               The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

                               Stocks of mid-sized companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

                               Through its investment in bonds, the Fund assumes the risks of bond investing, including the tendency of prices to fall as interest rates rise.
                               That risk is greater for bonds with longer maturities. Less significant is the risk that a bond issuer will default on principal or interest payments.
                               Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Balanced Fund

                                          [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to two broad-based
securities indices. The Standard and      1992   1993    1994    1995    1996    1997    1998    1999   2000    2001
Poor's 500 Composite Stock Price          ----   ----    ----    -----   -----   -----   -----   -----  ----    ----
Index(R) (the "S&P 500") is an           9.88%  1.74%  (1.03)%  26.53%  14.23%  24.08%  17.93%  15.64% 2.29%  (8.44)%
unmanaged index of 500 selected
common stocks, most of which are
listed on the New York Stock Exchange.
The Lehman Brothers Aggregate Bond
Index(R) (the "LBAB Index") is an
unmanaged index generally
representative of the performance of the
bond market as a whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      17.83%
                         Worst quarter:              Q3 2001     -14.30%
                         Year to Date Return (1/1/02 to 6/30/02) -12.92%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                          Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                          -------------------------------------------------------------------
 Institutional Shares/1/      1/1/83      - 8.44%      9.65%        9.75%         14.08%
                          -------------------------------------------------------------------
                                                                              (Since 1/1/83)
 S&P 500 Index(R)*                        -11.88%     10.70%       12.93%         14.92%
                          -------------------------------------------------------------------
                                                                              (Since 1/1/83)
 LBAB Index**                               8.42%      7.43%        7.23%         9.56%
---------------------------------------------------------------------------------------------

/1 / The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.
** The LBAB Index is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

                Fifth Third Strategic Income Fund

                                                      [GRAPHIC]





Fundamental Objective           High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares.
                                To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

                                The Fund will respond to and attempt to anticipate economic and market trends. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. The Fund may invest in debt securities of any maturity.

                                In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by
                                Standard & Poor's and/or (ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower.
                                Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics.

                                Investments may be made in any diversified closed-end income funds as long as the Fund's total portfolio maintains no more than 20% in securities rated BB or lower. The Fund may consider closed-end funds as a
                                "pass through" security, i.e. it will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-
                                end fund even if the underlying portfolio contains more than 20% in securities rated BB or lower. Such closed-end funds may invest in debt securities of United States or foreign issuers.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities. Prices of debt securities rise and fall in response to
 An investment in the Fund      interest rate changes for similar securities. Generally, when interest rates
 is not a deposit of Fifth      rise, prices of debt securities fall. The net asset value of the Fund may also
 Third Bank or any other        decrease during periods of rising interest rates. An issuer of debt securities
 bank and is not insured or     may default (fail to repay interest and principal when due). If an issuer
 guaranteed by the FDIC or      defaults or the risk of such default is perceived to have increased, the Fund
 any other government           may lose all or part of its investment. The net asset value of the Fund may
 agency.                        fall during periods of economic downturn when such defaults or risk of defaults increase. Securities rated below investment grade, also known as

                Fifth Third Strategic Income Fund

                                                      [GRAPHIC]





  junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

  Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

  Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

                Fifth Third Strategic Income Fund

                                                      [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                                                 [CHART]
indication of the risks of an investment
in the Fund by showing its performance   1992   1993    1994     1995   1996    1997   1998    1999     2000    2001
from year to year and over time, as well -----  -----  -------  ------  -----  ------  -----  -------  ------  ------
as compared to a broad-based securities  7.71%  8.90%  (4.49)%  16.44%  9.22%  11.48%  3.55%  (5.60)%  16.59%  13.12%
index. The Lehman Intermediate Credit
Index is an unmanaged index generally
representative of the performance of the
bond market as a whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       6.38%
                         Worst quarter:             Q4 1999      -4.73%
                         Year to Date Return (1/1/02 to 6/30/02)  4.12%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                    Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                    -------------------------------------------------------------------
 Institutional Shares/1/               3/10/85      13.12%      7.52%         7.43%         7.93%
                                    -------------------------------------------------------------------
                                                                                        (Since 3/1/85)
 Lehman Intermediate Credit Index*                   9.77%      7.15%         7.42%         9.09%
-------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 22, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Fifth Third/Maxus Income Fund. For the period prior to September 1, 1998, the quoted performance of the Fund reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund. On October 22, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Strategic Income Fund.
* The Lehman Intermediate Credit Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                Fifth Third LifeModel Conservative Fund/SM/

                                                                    [GRAPHIC]






Fundamental Objective           The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in fixed income and equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

                                 . From 70% to 90% of the Fund's total assets will be invested in Fifth
                                   Third bond funds.

                                 . From 10% to 30% of the Fund's total assets will be invested in Fifth
                                   Third equity funds.

                                 . Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its asset in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund                0-5%
                 International Equity Fund             0-5%
                 Small Cap Growth Fund                0-15%
                 Micro Cap Value Fund                 0-15%
                 Mid Cap Growth Fund                  0-15%
                 Large Cap Opportunity Fund           0-15%
                 Quality Growth Fund                  0-15%
                 Large Cap Core Fund                  0-15%
                 Multi Cap Value Fund                 0-15%
                 Disciplined Large Cap Value Fund     0-15%
                 Bond Fund                            0-60%
                 Intermediate Bond Fund               0-60%
                 Short Term Bond Fund                 0-60%
                 U.S. Government Bond Fund            0-60%
                 Prime Money Market Fund              0-20%
                 U.S. Treasury Money Market Fund      0-20%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Conservative Fund/SM /

                                                                    [GRAPHIC]






Principal Investment Risks   The principal risks of investing in the Fund are as follows:

 An investment in the Fund   Investments in Mutual Funds. The Fund's investments are concentrated
 is not a deposit of Fifth   in underlying Fifth Third funds, so the Fund's investment performance is
 Third Bank or any other     directly related to the performance of the underlying funds. The Fund's bank and is not insured or  net asset value will change with changes in the equity and bond markets
 guaranteed by the FDIC or   and the value of the mutual funds in which it invests. In addition, as a
 any other government        matter of fundamental policy, the Fund must allocate its investments
 agency.                     among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Conservative Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel
                             Conservative Fund/SM/ will change as the value of investments of the underlying Fifth Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S.
                             investments.

                Fifth Third LifeModel Conservative Fund/SM /

                                                                    [GRAPHIC]





Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Moderately Conservative Fund/SM /



                                                                  [GRAPHIC]






Fundamental Objective           The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in fixed income and equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The
                                Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds, with an emphasis on bonds:

                                 . From 50% to 70% of the Fund's total assets will be invested in Fifth
                                   Third bond funds.

                                 . From 30% to 50% of the Fund's total assets will be invested in Fifth
                                   Third equity funds.

                                 . Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-10%
                 International Equity Fund            0-10%
                 Small Cap Growth Fund                0-25%
                 Micro Cap Value Fund                 0-25%
                 Mid Cap Growth Fund                  0-25%
                 Large Cap Opportunity Fund           0-25%
                 Quality Growth Fund                  0-25%
                 Large Cap Core Fund                  0-25%
                 Multi Cap Value Fund                 0-25%
                 Disciplined Large Cap Value Fund     0-25%
                 Bond Fund                            0-50%
                 Intermediate Bond Fund               0-50%
                 Short Term Bond Fund                 0-50%
                 U.S. Government Bond Fund            0-50%
                 Prime Money Market Fund              0-20%
                 U.S. Treasury Money Market Fund      0-20%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Moderately Conservative Fund/SM /



                                                                  [GRAPHIC]






Principal Investment Risks   The principal risks of investing in the Fund are as follows:

 An investment in the Fund   Investments in Mutual Funds. The Fund's investments are concentrated
 is not a deposit of Fifth   in underlying Fifth Third funds, so the Fund's investment performance is
 Third Bank or any other     directly related to the performance of the underlying funds. The Fund's bank and is not insured or  net asset value will change with changes in the equity and bond markets
 guaranteed by the FDIC or   and the value of the mutual funds in which it invests. In addition, as a
 any other government        matter of fundamental policy, the Fund must allocate its investments
 agency.                     among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Moderately Conservative Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel
                             Moderately Conservative Fund/SM/ will change as the value of investments of the underlying Fifth Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least
                             10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S.
                             investments.

                Fifth Third LifeModel Moderately Conservative Fund/SM /



                                                                  [GRAPHIC]






Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Moderate Fund/SM /

                                                              [GRAPHIC]






Fundamental Objective           The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in equity and fixed income securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds:

                                 . From 40% to 60% of the Fund's total assets will be invested in Fifth
                                   Third equity funds.

                                 . From 40% to 60% of the Fund's total assets will be invested in Fifth
                                   Third bond funds.

                                 . Up to 15% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-15%
                 International Equity Fund            0-15%
                 Technology Fund                      0-10%
                 Small Cap Growth Fund                0-30%
                 Micro Cap Value Fund                 0-30%
                 Mid Cap Growth Fund                  0-30%
                 Large Cap Opportunity Fund           0-30%
                 Quality Growth Fund                  0-30%
                 Large Cap Value Fund                 0-30%
                 Multi Cap Value Fund                 0-30%
                 Disciplined Large Cap Value Fund     0-30%
                 Bond Fund                            0-40%
                 Intermediate Bond Fund               0-40%
                 Short Term Bond Fund                 0-40%
                 U.S. Government Bond Fund            0-40%
                 Prime Money Market Fund              0-15%
                 U.S. Treasury Money Market Fund      0-15%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Moderate Fund/SM/

                                                              [GRAPHIC]






Principal Investment Risks   The principal risks of investing in the Fund are as follows:

 An investment in the Fund   Investments in Mutual Funds. The Fund's investments are concentrated
 is not a deposit of Fifth   in underlying Fifth Third funds, so the Fund's investment performance is
 Third Bank or any other     net asset value will change with changes in the equity and bond markets bank and is not insured or  and the value of the mutual funds in which it invests. In addition, as a
 guaranteed by the FDIC or   matter of fundamental policy, the Fund must allocate its investments
 any other government        among the underlying funds. As a result, the Fund does not have the same
 agency.                     flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Moderate Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate
                             Fund/SM /will change as the value of investments of the underlying Fifth
                             Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-
                             investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Technology Companies. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

                Fifth Third LifeModel Moderate Fund/SM /

                                                              [GRAPHIC]





  Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

                Fifth Third LifeModel Moderate Fund/SM /

                                                              [GRAPHIC]





Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Moderately Aggressive Fund/SM/



                                                                 [GRAPHIC]






Fundamental Objective           The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond funds and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds, with an emphasis on stocks:

                                 . From 60% to 80% of the Fund's total assets will be invested in Fifth
                                   Third equity funds.

                                 . From 20% to 40% of the Fund's total assets will be invested in Fifth
                                   Third bond funds.

                                 . Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-20%
                 International Equity Fund            0-20%
                 Technology Fund                      0-10%
                 Small Cap Growth Fund                0-40%
                 Micro Cap Value Fund                 0-40%
                 Mid Cap Growth Fund                  0-40%
                 Large Cap Opportunity Fund           0-40%
                 Quality Growth Fund                  0-40%
                 Large Cap Value Fund                 0-40%
                 Multi Cap Value Fund                 0-40%
                 Disciplined Large Cap Value Fund     0-40%
                 Bond Fund                            0-30%
                 Intermediate Bond Fund               0-30%
                 Short Term Bond Fund                 0-30%
                 U.S. Government Bond Fund            0-30%
                 Prime Money Market Fund              0-10%
                 U.S. Treasury Money Market Fund      0-10%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Moderately Aggressive Fund/SM/



                                                                 [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund are as follows:

 An investment in the Fund   Investments in Mutual Funds. The Fund's investments are concentrated
 is not a deposit of Fifth   in underlying Fifth Third funds, so the Fund's investment performance is
 Third Bank or any other     directly related to the performance of the underlying funds. The Fund's bank and is not insured or  net asset value will change with changes in the equity and bond markets
 guaranteed by the FDIC or   and the value of the mutual funds in which it invests. In addition, as a
 any other government        matter of fundamental policy, the Fund must allocate its investments
 agency.                     among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Moderately Aggressive Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel
                             Moderately Aggressive Fund/SM/ will change as the value of investments of the underlying Fifth Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Technology Companies. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

                Fifth Third LifeModel Moderately Aggressive Fund/SM /



                                                                 [GRAPHIC]







  Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

  Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

                Fifth Third LifeModel Moderately Aggressive Fund/SM /



                                                                 [GRAPHIC]





Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Aggressive Fund/SM /

                                                                [GRAPHIC]






Fundamental Objective           The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

                                 . From 80% to 100% of the Fund's total assets will be invested in
                                   Fifth Third equity funds.

                                 . Up to 20% of the Fund's total assets will be invested in Fifth Third bond funds.

                                 . Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-25%
                 International Equity Fund            0-25%
                 Technology Fund                      0-10%
                 Small Cap Growth Fund                0-50%
                 Micro Cap Value Fund                 0-50%
                 Mid Cap Growth Fund                  0-50%
                 Large Cap Opportunity Fund           0-50%
                 Quality Growth Fund                  0-50%
                 Large Cap Core Fund                  0-50%
                 Multi Cap Value Fund                 0-50%
                 Disciplined Large Cap Value Fund     0-50%
                 Bond Fund                            0-20%
                 Intermediate Bond Fund               0-20%
                 Short Term Bond Fund                 0-20%
                 U.S. Government Bond Fund            0-20%
                 Prime Money Market Fund              0-10%
                 U.S. Treasury Money Market Fund      0-10%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Aggressive Fund/SM/

                                                                [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund are as follows:

 An investment in the Fund   Investments in Mutual Funds. The Fund's investments are concentrated in
 is not a deposit of Fifth   underlying Fifth Third funds, so the Fund's investment performance is
 Third Bank or any other     directly related to the performance of the underlying funds. The Fund's net bank and is not insured or  asset value will change with changes in the equity and bond markets and the
 guaranteed by the FDIC or   value of the mutual funds in which it invests. In addition, as a matter of
 any other government        fundamental policy, the Fund must allocate its investments among the
 agency.                     underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Aggressive Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive
                             Fund/SM/ will change as the value of investments of the underlying Fifth
                             Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-
                             investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Technology Companies. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

                Fifth Third LifeModel Aggressive Fund/SM /

                                                                [GRAPHIC]





  Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

  Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

                Fifth Third LifeModel Aggressive Fund/SM /

                                                                [GRAPHIC]





Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third Michigan Municipal Bond Fund
                (Formerly Kent Michigan Municipal Bond Fund)

                                                                    [GRAPHIC]







Fundamental Objective           Current income that is exempt from federal income tax and Michigan personal income tax.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations which consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal income taxes. In addition, under normal circumstances, the Fund invests at least 80% of its assets in municipal obligations issued by the
                                State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity of between two and five years.
                                No security in the Fund will have a remaining maturity of more than ten years.

                                The Fund will purchase securities rated in one of the four highest rating categories by a rating agency (for example, BBB or higher by Standard &
                                Poor's or Baa or higher by Moody's) or unrated securities of comparable quality. While maturity and credit quality are the most important investment factors, the Advisor also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as the tendency of bond prices to fall when
 An investment in the Fund      interest rates rise and the risk of an issuer defaulting on its obligations of
 is not a deposit of Fifth      paying principal and interest. The prices of long-term bonds tend to be
 Third Bank or any other        more volatile than the prices of bonds with a shorter remaining maturity.
 bank and is not insured or
 guaranteed by the FDIC or      Generally, the price of a bond moves in the opposite direction from
 any other government           interest rates. New bonds issued after a rise in rates offer higher yields to
 agency.                        investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

                                Due to the level if investments in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the
                                Fund will be closely tied to the economic and political conditions in the
                                State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's

                Fifth Third Michigan Municipal Bond Fund

                                                                    [GRAPHIC]





  economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Bond Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested. Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code which would create adverse tax consequences.

                Fifth Third Michigan Municipal Bond Fund

                                                                    [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Lehman Brothers Three-                1994     1995     1996     1997     1998     1999     2000     2001
Year General Obligation Municipal                ----     ----     ----     ----     ----     ----     ----     ----
Bond Index is an unmanaged index of             0.36%    8.20%    3.51%    5.52%    4.75%    0.67%    6.31%    5.48%
debt obligations issued by
municipalities.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       3.01%
                         Worst quarter:             Q1 1994      -1.48%
                         Year to Date Return (1/1/02 to 6/30/02)  3.39%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Since Inception
                                                -----------------------------------------------------
 Institutional Shares/1/                            5/3/93       5.48%      7.52%         4.39%
                                                -----------------------------------------------------
 Lehman Brothers Three-Year General Obligation                                        (Since 5/1/93)
 Municipal Bond Index*                                           7.01%      5.28%         4.91%
-----------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Michigan Municipal Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Bond Fund.
* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

                Fifth Third Ohio Municipal Bond Fund
                (Formerly the Fifth Third Ohio Tax Free Bond Fund)


                                                          [GRAPHIC]






Fundamental Objective           Current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond securities which pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. The securities generally are issued by the State of Ohio, as well as political or governmental subdivisions, agencies or instrumentalities of Ohio. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by Moody's, or their unrated equivalents.

                                Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts
                                (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

                                In selecting portfolio securities, the Fund considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a dollar weighted average portfolio maturity of 3.5 years to 7.5 years. No purchases in the Fund will have an effective maturity of greater than 15 years.

Principal Investment Risks      An investment in the Fund is not a deposit of Fifth Third Bank or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

                                The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations to pay principal and interest.

                                Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                This Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and thus, could be significantly affected by the performance of one or a small number of issuers.

                Fifth Third Ohio Municipal Bond Fund


                                                          [GRAPHIC]






  Because the Fund is non-diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio municipal securities or the ability of issuers to make timely payments of interest and principal.

  In addition, because revenue bonds and limited obligation securities are not general obligations of the issuers, the Fund will have limited recourse in the event of a default or termination of these securities.

  Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Ohio Municipal Bond Fund

                                                            [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities          1992     93     94     95     96     97     98     99     00     01
index. The Lehman Brothers Municipal           -----  ------ ------ ------ ------ ------ ------ ------ ------ ------
Bond Index(R) ("LBMBI") is an                   6.24% 6.71% (4.01%)  13.72%  3.48%  6.92%  5.61% (2.94%) 8.87% 4.57%
unmanaged index that generally is
representative of the municipal bond
market.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       5.53%
                         Worst quarter:             Q1 1994      -3.78%
                         Year to Date Return (1/1/02 to 6/30/02)  3.99%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                          Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                          -------------------------------------------------------------------
 Institutional Shares/1/      1/1/87       4.57%      4.53%         4.80%         4.96%
                          -------------------------------------------------------------------
                                                                              (Since 1/1/87)
 LBMBI(R)                                  5.08%      5.97%         6.63%         7.18%
---------------------------------------------------------------------------------------------

/1/ The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
* The LBMBI(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                Fifth Third Municipal Bond Fund
                (Formerly the Kent Tax-Free Income Fund)

                                                          [GRAPHIC]








Fundamental Objective           Current income that is exempt from federal income tax.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes.
                                The Fund maintains a dollar- weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

                                While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

                                While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the
                                Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise, the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest, and tax risk. The prices of long-term bonds tend to
 Third Bank or any other        be more volatile than the prices of bonds with a shorter remaining maturity.
 bank and is not insured or
 guaranteed by the FDIC or      Generally, the price of a bond moves in the opposite direction from
 any other government           interest rates. New bonds issued after a rise in rates offer higher yields to
 agency.                        investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

                                In addition, because revenue bonds [and limited obligation securities] are not general obligations of the issuer, the Fund will have limited recourse in the event of a default or termination of these securities.

                                Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Municipal Bond Fund

                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Lehman Brothers Municipal                                 1998     1997    1998    1999     2000     2001
Bond Index(R) ("LBMBI") is an                                        -----   -----   -----   -------  ------   -----
unmanaged index that generally is                                     3.92%   8.59%   5.71%   (3.26)%  12.40%  4.07%
representative of the municipal bonds
market.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q4 2000       5.01%
                         Worst quarter:             Q2 1999      -2.24%
                         Year to Date Return (1/1/02 to 6/30/02)  4.73%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                          Inception Date Past Year Past 5 Years Since Inception
                          -----------------------------------------------------
 Institutional Shares/1/     3/20/95       4.07%      5.37%         5.79%
                          -----------------------------------------------------
                                                                (Since 4/1/95)
 LBMBI(R)*                                 5.08%      5.97%         6.52%
-------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.
* The LBMBI(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                Fifth Third Bond Fund
                (Formerly the Fifth Third Quality Bond Fund and Kent Income
                Fund)




                                                                      [GRAPHIC]








Fundamental Objective           High current income. Capital growth is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in bonds, including U.S. Treasury bills, notes and bonds, securities of U.S.
                                Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. At the time of investment, each of those securities has a remaining maturity or average life of 7 to 20 years. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category by Moody's, or their unrated equivalents.

                                The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the
                                Fund generally considers, among other things, remaining maturity, stated
                                interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise and the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest. The prices of long-term bonds (bonds with a
 Third Bank or any other        remaining maturity of at least 10 years) tend to be more volatile than the
 bank and is not insured or     prices of bonds with a shorter remaining maturity.
 guaranteed by the FDIC or
 any other government           Generally, the price of a bond moves in the opposite direction from
 agency.                        interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The
                                Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

                                From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

                Fifth Third Bond Fund

                                      [GRAPHIC]




Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities                                1996    1997    1998   1999      2000    2001
index. The Lehman Brothers                                             ----   ------  -----  -------   ------  -----
Government/ Credit Bond Index and the                                  1.19%  10.55%  9.29%  (4.41)%   11.91%  7.25%
Lehman Brothers Long Government/
Credit Bond Index are unmanaged
indices comprised of U.S. Treasury
issues, debt of U.S. Government
agencies, corporate debt guaranteed by
the U.S. Government and all publicly
issued, fixed-rate, nonconvertible
investment-grade, dollar-denominated,
SEC-registered corporate debt.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                         The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q2 1997      4.63%
                         Worst quarter:              Q1 1996     -3.63%
                         Year to Date Return (1/1/02 to 6/30/02)  3.19%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                      Inception Date Past Year Past 5 Years Since Inception
                                                      -----------------------------------------------------
 Institutional Shares/1/                                 3/20/95       7.25%      6.75%         7.31%
                                                      -----------------------------------------------------
                                                                                            (Since 4/1/95)
 Lehman Brothers Government/Credit Bond Index*                         8.98%      7.09%         7.40%
                                                      -----------------------------------------------------
                                                                                            (Since 4/1/95)
 Lehman Brothers Long Government/Credit Bond Index**                   7.26%      8.05%         9.08%
-----------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.
* The Lehman Brothers Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.
** The Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

                Fifth Third Intermediate Municipal Bond Fund
                (Formerly the Fifth Third Municipal Bond Fund and the Kent Intermediate Tax-Free Fund)


                                                           [GRAPHIC]







Fundamental Objective           High level of current income that is exempt from federal regular income taxes.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds, which pay interest that is exempt from federal income tax. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. The securities generally are issued by U.S. states, counties, cities, towns, territories and public authorities. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by
                                Moody's, or their unrated equivalents.

                                Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

                                In selecting portfolio securities the Fund generally considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a portfolio with an intermediate average life.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when
 An investment in the Fund      interest rates rise and the risk of an issuer defaulting on its obligations of
 is not a deposit of Fifth      paying principal and interest.
 Third Bank or any other
 bank and is not insured or     Generally, the price of a bond moves in the opposite direction from
 guaranteed by the FDIC or      interest rates. New bonds issued after a rise in rates offer higher yields to
 any other government           investors. An existing bond with a lower yield can appear attractive to
 agency.                        investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

                                Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Intermediate Municipal Bond Fund


                                                           [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities      1993    1994     1995     1996   1997    1998     1999     2000    2001
index. The Lehman Brothers Three-           -----  ------   ------   -----   -----   -----   -------   -----   -----
Year General Obligation Municipal           8.51%  (3.00)%  12.80%   3.41%   7.07%   5.37%   (1.01)%   8.99%   4.73%
Bond Index and the Lehman Brothers
Five-Year General Obligation
Municipal Bond Index are unmanaged
indices of debt instruments issued by
municipalities.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       5.42%
                         Worst quarter:             Q1 1994      -3.95%
                         Year to Date Return (1/1/02 to 6/30/02)  4.26%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                                      Inception Date Past Year Past 5 Years Since Inception
                                                                      ------------------------------------------------------
 Institutional Shares/1/                                                 12/16/92      4.73%      4.97%          5.14%
                                                                      ------------------------------------------------------
                                                                                                            (Since 12/31/92)
 Lehman Brothers Three-Year General Obligation Municipal Bond Index*                   7.01%      5.28%          5.01%
                                                                      ------------------------------------------------------
                                                                                                            (Since 12/31/92)
 Lehman Brothers Five-Year General Obligation Municipal Bond Index**                   7.08%      5.80%          5.50%
----------------------------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Intermediate Tax-Free Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.
* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.
** The Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities not less than four years but no more than six years.

                Fifth Third Intermediate Bond Fund
                (Formerly the Fifth Third Bond Fund for Income and the Kent Intermediate Bond Fund)

                                                                  [GRAPHIC]







Fundamental Objective           High level of current income.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the following types of investment grade bonds: corporate securities and securities of the U.S. Treasury and U.S. Government agencies and instrumentalities. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by
                                Moody's, or their unrated equivalents.

                                The Fund strives to manage its portfolio so that it receives a fairly consistent level of income regardless of fluctuations in interest rates.
                                Additionally, the Fund may seek some capital appreciation, especially when bond prices are rising, if the Advisor believes that the Fund can realize such appreciation without foregoing its objective of high current income.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when
 An investment in the Fund      interest rates rise and the risk of an issuer defaulting on its obligations of
 is not a deposit of Fifth      paying principal and interest.
 Third Bank or any other
 bank and is not insured or     Generally, the price of a bond moves in the opposite direction from
 guaranteed by the FDIC or      interest rates. New bonds issued after a rise in rates offer higher yields to
 any other government           investors. An existing bond with a lower yield can appear attractive to
 agency.                        investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Intermediate Bond Fund

                                                        [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well
as compared to a broad-based securities                 1993   1994   1995   1996   1997   1998   1999   2000   2001
index. The Lehman Brothers                              ----   ----   ----   ----   ----   ----   ----   ----   ----
Intermediate Government/Credit Bond                     8.42  (3.19) 16.18   3.01   7.80   7.65  (1.22)  9.74   8.34
Index(R) is an unmanaged index
comprised of U.S. Treasury issues,
publicly issued debt of U.S.
Government agencies, corporate debt
guaranteed by the U.S. Government
and all publicly issued, fixed-rate,
nonconvertible, investment-grade,
dollar-denominated, SEC-registered
corporate debt.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q2 1995       5.56%
                         Worst quarter:             Q1 1994      -2.55%
                         Year to Date Return (1/1/02 to 6/30/02)  2.79%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                                Inception Date Past Year Past 5 Years Since Inception
                                                                -----------------------------------------------------
 Institutional Shares/1/                                           11/2/92       8.34%      6.39%          6.14%
                                                                -----------------------------------------------------
                                                                                                      (Since 11/1/92)
 Lehman Brothers Intermediate Government/Credit Bond Index(R)*                   6.70%      7.40%          6.74%
---------------------------------------------------------------------------------------------------------------------

/1 /For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Intermediate Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Bond Fund.
* The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

                Fifth Third Short Term Bond Fund
                (Formerly the Kent Short Term Bond Fund)

                                                          [GRAPHIC]








Fundamental Objective           Current income.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in bonds including corporate and government debt securities. The Fund's dollar-weighted average maturity will be less than three years. The Fund is permitted to purchase U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or
                                instrumentalities), mortgage-backed securities and investment-grade corporate debt obligations (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of between one and three years.

                                While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise and the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest. The prices of long-term bonds tend to be more
 Third Bank or any other        volatile than the prices of bonds with a shorter remaining maturity.
 bank and is not insured or
 guaranteed by the FDIC or      Generally, the price of a bond moves in the opposite direction from
 any other government           interest rates. New bonds issued after a rise in rates offer higher yields to
 agency.                        investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well, as interest rates fall, the price of a bond tends to increase.

                                The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

                                Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected.

                Fifth Third Short Term Bond Fund

                                                    [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                        [CHART]
from year to year and over time, as well
as compared to a broad-based securities            1993     94     95      96       97     98       99     00      01
index. The Lehman Brothers 1-3 Year              -----  -----  ------   -----   -----   -----   -----   -----   -----
Government Bond Index is an                      3.36%  1.03%  10.53%   4.22%   6.42%   6.14%   2.50%   8.12%   7.90%
unmanaged index of U.S. Treasury
issues and publicly issued debt of U.S.
Government agencies with maturities of
one to three years, the 91-Day Treasury
Bill return tracks the investment returns
paid on U.S. Treasury bills maturing in
91 days, and the Consumer Price Index
is an unmanaged index measuring price
increases in a standardized "market
basket" of consumer products.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:            Q3 2001         3.19%
                         Worst quarter:           Q1 1996        -0.01%
                         Year to Date Return (1/1/02 to 6/30/02) -1.62%
                         -----------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                  Inception Date Past Year Past 5 Years Since Inception
                                                  -----------------------------------------------------
 Institutional Shares/1/                             11/2/92       7.90%      6.20%          5.51%
                                                  -----------------------------------------------------
                                                                                        (Since 11/1/92)
 Lehman Brothers 1-3 Year Government Bond Index*                   8.53%      6.64%          6.06%
                                                  -----------------------------------------------------
                                                                                        (Since 11/1/92)
 Consumer Price Index**                                            1.55%      2.18%          2.43%
                                                  -----------------------------------------------------
                                                                                        (Since 11/1/92)
 91-Day Treasury Bill***                                           3.43%      4.84%          4.67%
-------------------------------------------------------------------------------------------------------

/1 /For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Short Term Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Short Term Bond Fund.
* The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.
** The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.
*** The 91-day Treasury Bill return tracks the investment return paid on U.S.
    Treasury bills maturing in 91 days.

                Fifth Third U.S. Government Bond Fund
                (Formerly the Fifth Third U.S. Government Securities Fund)


                                                                    [GRAPHIC]







Fundamental Objective           High level of current income. Capital growth is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in
                                U.S. Government bonds. The Fund seeks to maintain a dollar-weighted average maturity of between two and ten years.

                                U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Government and obligations issued by the agencies or instrumentalities of the U.S. Government but not guaranteed by the U.S. Government, including securities issued or sponsored by Government National Mortgage Association (Ginnie Mae),
                                Federal National Mortgage Association (Fannie Mae) and Federal Home
                                Loan Mortgage Corporation (Freddie Mac), and includes mortgage-
                                backed securities.
                                U.S. Treasury securities are debt obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. While there are different degrees of credit quality, all U.S. Government securities generally are considered highly credit worthy.

                                In selecting portfolio securities, the Fund generally considers, among other things, stated interest rates and the price of a security. The Fund attempts to limit volatility of Fund share prices by managing the average life of the
                                Fund's investment portfolio.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when
 An investment in the Fund      interest rates rise and the risk of an issuer defaulting on its obligations of
 is not a deposit of Fifth      paying principal and interest.
 Third Bank or any other
 bank and is not insured or     Generally, the price of a bond moves in the opposite direction from
 guaranteed by the FDIC or      interest rates. New bonds issued after a rise in rates offer higher yields to
 any other government           investors. An existing bond with a lower yield can appear attractive to
 agency.                        investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The
                                Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

                Fifth Third U.S. Government Bond Fund

                                                              [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an
indication of the risks of an investment
in the Fund by showing its performance
from year to year and over time, as well
as compared to a broad-based securities
index. The Lehman Brothers
Intermediate Government Bond Index(R)
("LBIGBI") is an unmanaged index
generally representative of intermediate-
term government bonds.
                                                   Year-by-Year Total Returns as of 12/31 For Institutional Shares/1/
The returns assume that Fund
distributions have been reinvested.                                                                           [CHART]
                                                       1992   1993   1994   1995   1996  1997  1998  1999  2000  2001
Past performance does not indicate how                 ----   ----   ----   ----   ----  ----  ----  ----  ----  ----
the Fund will perform in the future.                  5.27%  6.19% (2.18)% 13.01% 2.45% 7.14% 7.50% 0.18% 9.48% 7.66%

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q3 2001       4.83%
                         Worst quarter:             Q1 1994      -1.99%
                         Year to Date Return (1/1/02 to 6/30/02)  3.10%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                          Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                          -------------------------------------------------------------------
 Institutional Shares/1/      1/1/86       7.66%      6.34%         5.58%         6.18%
                          -------------------------------------------------------------------
                                                                              (Since 1/1/86)
 LBIGBI(R)*                                8.42%      7.06%         6.65%         7.83%
---------------------------------------------------------------------------------------------

/1/ The Fund first offered Institutional shares on August 11, 1998. The quoted performance of the Fund for the period prior to August 11, 1998 reflects the performance for Class A shares, a class of shares of the Fund not offered by this Prospectus. Class A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
* The LBIGBI(R) is an unmanaged index generally representative of intermediate-term government bonds.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2001 or estimated amounts for the current fiscal year.

                                                                         Stock Funds -- Fee Table
Shareholder Fees                                                         ------------------------

                                                  Fifth Third Fifth Third Fifth Third             Fifth Third Fifth Third
                                                   Micro Cap   Small Cap    Mid Cap   Fifth Third  Large Cap    Quality
                                                     Value      Growth      Growth    Technology  Opportunity   Growth
                                                     Fund        Fund        Fund        Fund        Fund        Fund

Maximum Sales Charge (Load) Imposed on Purchases       None        None        None       None         None       None
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None        None        None       None         None       None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                            None        None        None       None         None       None
-------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                       1.00%       0.70%       0.80%      1.00%        0.80%      0.80%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                              None        None        None       None         None       None
-------------------------------------------------------------------------------------------------------------------------
Other expenses                                     0.52%/1/    0.24%/1/       0.26%      0.50%        0.44%      0.22%
-------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.52%       0.94%    1.06%/2/      1.50%     1.24%/2/      1.02%
-------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/            0.12%       0.02%          --         --           --         --
-------------------------------------------------------------------------------------------------------------------------
Net Expenses                                          1.40%       0.92%          --         --           --         --
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year.

/2/ During the last fiscal year, the Funds' Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Mid Cap Growth Fund to 1.02% and for the Large Cap Opportunity Fund to 1.11%. These waiver and/or expense reimbursements may be discontinued at any time.

/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Micro Cap Value Fund to 1.40% and for the Small Cap Growth Fund to 0.92%. These waivers and/or expense reimbursements will remain in effect until 1/2/03 for the Micro Cap Value Fund and until 4/2/03 for the Small Cap Growth Fund.

                Shareholder Fees and Fund Expenses





Shareholder Fees                                                        Stock Funds -- Fee Table
                                                                        ------------------------

                                                                                     Fifth Third Fifth Third
                                                            Fifth Third  Fifth Third  Multi Cap  Disciplined
                                                            Equity Index  Large Cap     Value     Large Cap
                                                                Fund      Core Fund     Fund     Value Fund

Maximum Sales Charge (Load) Imposed on Purchases                None         None        None        None
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None         None        None        None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                     None         None        None        None
------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                0.30%        0.70%       1.00%       0.80%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                       None         None        None        None
------------------------------------------------------------------------------------------------------------
Other expenses                                                 0.25%/1/     0.26%/1/    0.36%/1/    0.32%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.55%        0.96%       1.36%       1.12%/2/
------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                        0.15%/3/     0.04%/3/    0.03%/3/       --
------------------------------------------------------------------------------------------------------------
Net Expenses                                                   0.40%        0.92%       1.33%          --
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year.

/2/ During the last fiscal year, the Fund's Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Disciplined Large Cap Value Fund to 1.06%. These waivers and/or expense reimbursements may be discontinued at any time.

/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Equity Index Fund to 0.40%; for the Large Cap Core Fund to 0.92% and for the Multi Cap Value Fund to 1.33%. These waivers and/or expense reimbursements will remain in effect until 4/2/03 for the Equity Index Fund and the Large Cap Core Fund and until 1/2/03 for the Multi Cap Value Fund.

                Shareholder Fees and Fund Expenses



Shareholder Fees                                                      Stock Funds -- Fee Table
                                                                      ------------------------

                                           Fifth Third     Fifth Third         Fifth Third    Fifth Third   Fifth Third
                                            Balanced   International Equity International GDP  Worldwide  Strategic Income
                                              Fund             Fund               Fund          Fund/1/       Fund/2/
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None            None                 None           None           None
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None            None                 None           None           None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                    None            None                 None           None           None
--------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                               0.80%           1.00%                0.75%          1.00%          1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                      None            None                 None           None           None
--------------------------------------------------------------------------------------------------------------------------
Other expenses                                0.27%           0.48%             0.32%/3/       0.72%/3/       0.45%/3/
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.07%/4/        1.48%                1.07%          1.72%          1.45%
--------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/5/       --              --                0.06%          0.28%          0.10%
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                     --              --                1.01%          1.44%          1.35%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ The Annual Fund Operating Expenses shown for the Worldwide Fund do not include the expenses of the underlying investments which range from 1.00% to 3.95% after fee waivers and expense reimbursements. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.

/2/ The Annual Fund Operating Expenses shown for the Strategic Income Fund do not include the expenses of the underlying investments which range from 0.64% to 3.50% after fee waivers and expense reimbursements. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.

/3/ Other expenses are based on estimated amounts for the current fiscal year.

/4/ During the last fiscal year, the Fund's Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Balanced Fund to 1.01%. These waivers and/or expense reimbursements may be discontinued at any time.

/5/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the International GDP Fund to 1.01%; for the Worldwide Fund to 1.44%; and for the Strategic Income Fund to 1.35%. These waivers and/or expense reimbursements will remain in effect until 4/2/03 for the International GDP Fund and until 1/2/03 for the Worldwide Fund and the Strategic Income Fund.

                Shareholder Fees and Fund Expenses






Shareholder Fees                                            Asset Allocation Funds -- Fee Table
                                                            -----------------------------------

                                                                              Fifth Third
                                                            Fifth Third        LifeModel
                                                             LifeModel         Moderately
                                                            Conservative      Conservative
                                                              Fund/SM/          Fund/SM/

Maximum Sales Charge (Load) Imposed on Purchases                None              None
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None              None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                     None              None
-----------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                0.15%             0.15%
-----------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                               None              None
-----------------------------------------------------------------------------------------------
Other expenses/1/                                              0.92%             0.92%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                        1.07%             1.07%
-----------------------------------------------------------------------------------------------
Fee Waiver and/or Expenses/3/                                  0.99%             0.99%
-----------------------------------------------------------------------------------------------
Net Expenses                                                   0.08%             0.08%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year.

/2/ Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of the Conservative Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.30% for Institutional shares; and of the Moderately Conservative Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.38% for Institutional shares.

/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2003, to limit total annual fund operating expenses for the Fifth Third LifeModel Conservative Fund to 0.08% for Institutional shares; and for the Fifth Third LifeModel Moderately Conservative Fund to 0.08% for Institutional shares.

                Shareholder Fees and Fund Expenses



Shareholder Fees                                            Asset Allocation Funds -- Fee Table
                                                             -----------------------------------

                                                                                 Fifth Third
                                                              Fifth Third         LifeModel
                                                               LifeModel          Moderately
                                                            Moderate Fund/SM/ Aggressive Fund/SM/

Maximum Sales Charge (Load) Imposed on Purchases                  None               None
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None               None
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                       None               None
-------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                  0.15%              0.15%
-------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                                 None               None
-------------------------------------------------------------------------------------------------
Other expenses/1/                                                0.92%              0.92%
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                          1.07%              1.07%
-------------------------------------------------------------------------------------------------
Fee Waiver and/or Expenses/3/                                    0.99%              0.99%
-------------------------------------------------------------------------------------------------
Net Expenses                                                     0.08%              0.08%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year.

/2/ Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of the Moderate Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.47% for Institutional shares; and of the Moderately Aggressive Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.55% for Institutional shares.

/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2003, to limit total annual fund operating expenses for the Fifth Third LifeModel Moderate Fund to 0.08% for Institutional shares, and for the Fifth Third LifeModel Moderately Aggressive Fund to 0.08% for Institutional shares.

                Shareholder Fees and Fund Expenses





Shareholder Fees                                            Asset Allocation Funds -- Fee Table
                                                            -----------------------------------

                                                                        Fifth Third
                                                                         LifeModel
                                                                    Aggressive Fund/SM/

Maximum Sales Charge (Load) Imposed on Purchases                            None
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                 None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                 None
-----------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                            0.15%
-----------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                                           None
-----------------------------------------------------------------------------------------------
Other expenses/1/                                                          0.92%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                    1.07%
-----------------------------------------------------------------------------------------------
Fee Wavier and/or Expenses Reimbursement/3/                                0.99%
-----------------------------------------------------------------------------------------------
Net Expenses                                                               0.08%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year.

/2/ Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of the Aggressive Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.63% for Institutional shares.

/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2003, to limit total annual fund operating expenses for the Fifth Third LifeModel Aggressive Fund to: 0.08% for Institutional shares.

                Shareholder Fees and Fund Expenses



Shareholder Fees                                                              Bond Funds -- Fee Table
                                                                              -----------------------

                                                            Fifth Third Fifth Third                         Fifth Third
                                                             Michigan      Ohio     Fifth Third             Intermediate
                                                             Municipal   Municipal   Municipal  Fifth Third  Municipal
                                                             Bond Fund   Bond Fund   Bond Fund   Bond Fund   Bond Fund

Maximum Sales Charge (Load) Imposed on Purchases                None        None        None        None        None
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None        None        None        None        None
-                                                           -           -           -           -
Maximum Deferred Sales Load                                     None        None        None        None        None
------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                0.45%       0.55%       0.55%       0.60%       0.55%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                       None        None        None        None        None
------------------------------------------------------------------------------------------------------------------------
Other expenses                                                 0.26%/1/    0.27%       0.27%/1/    0.28%/1/    0.29%/1/
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.71%       0.82%/2/    0.82%       0.88%       0.84%
------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                     0.02%          --       0.03%       0.08%       0.11%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------
Net Expenses//                                                 0.69%          --       0.79%       0.80%       0.73%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year.

/2/ During the last fiscal year, the Fund's Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Ohio Municipal Bond Fund to 0.76%. These waivers and/or expense reimbursements may be discontinued at any time.

/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Michigan Municipal Bond Fund to 0.69%; for the Municipal Bond Fund to 0.79%; for the Bond Fund to 0.80%; and for the for the Intermediate Municipal Bond Fund to 0.73%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses






                                                                    Bond Funds -- Fee Table
Shareholder Fees                                                    -----------------------

                                                            Fifth Third  Fifth Third   Fifth Third
                                                            Intermediate Short Term  U.S. Government
                                                             Bond Fund    Bond Fund     Bond Fund
Maximum Sales Charge (Load) Imposed on Purchases                None         None          None
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None         None          None
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                     None         None          None
----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                0.55%        0.50%         0.55%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                       None         None          None
----------------------------------------------------------------------------------------------------
Other expenses                                                 0.24%/1/     0.27%/1/      0.43%
----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.79%        0.77%         0.98%/2/
----------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/                     0.03%        0.03%            --
----------------------------------------------------------------------------------------------------
Net Expenses                                                   0.76%        0.74%            --
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year.

/2/ During the last fiscal year, the Fund's Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the U.S. Government Bond Fund to 0.74%. These waivers and/or expense reimbursements may be discontinued at any time.

/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Intermediate Bond Fund to 0.76% and for the Short Term Bond Fund to 0.74%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses




Expense Examples

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.

                                                      1     3      5      10
 Stock Funds Fifth Third Micro Cap Value Fund       Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $ 143 $  469 $  818 $1,802
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Small Cap Growth Fund      Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $  94 $  298 $  518 $1,153
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Mid Cap Growth Fund        Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $ 108 $  337 $  585 $1,294
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Technology Fund            Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $ 153 $  474 $  818 $1,791
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Large Cap Opportunity Fund Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $ 126 $  393 $  681 $1,500
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Quality Growth Fund        Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $ 104 $  325 $  563 $1,248
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Equity Index Fund          Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $  41 $  161 $  292 $  675
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Large Cap Core Fund        Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $  94 $  301 $  527 $1,174
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Multi Cap Value Fund       Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $ 135 $  428 $  742 $1,632
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Disciplined Large          Year  Years  Years  Years
             -----------------------------------------------------------------
             Cap Value Fund Institutional Shares    $ 114 $  356 $  617 $1,363
             -----------------------------------------------------------------
                                                      1     3      5      10
             Fifth Third Balanced Fund              Year  Years  Years  Years
             -----------------------------------------------------------------
             Institutional Shares                   $ 109 $  340 $  590 $1,306
             -----------------------------------------------------------------

                Shareholder Fees and Fund Expenses






                                                                          1     3     5     10
                 Fifth Third International Equity Fund                  Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $151  $468  $808  $1,768
                 ---------------------------------------------------------------------------------
                                                                          1     3     5     10
                 Fifth Third International GDP Fund                     Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $ 103 $334  $584  $1,300
                 ---------------------------------------------------------------------------------
                                                                          1     3     5     10
                 Fifth Third Worldwide Fund                             Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $ 147 $515  $907  $2,007
                 ---------------------------------------------------------------------------------
                                                                          1     3     5     10
                 Fifth Third Strategic Income Fund                      Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $137  $449  $783  $1,727
                 ---------------------------------------------------------------------------------
Asset Allocation                                                          1     3
  Funds          Fifth Third LifeModel Conservative Fund/SM/            Year  Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $   8 $242
                 ---------------------------------------------------------------------------------
                                                                          1     3
                 Fifth Third LifeModel Moderately Conservative Fund/SM/ Year  Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $   8 $242
                 ---------------------------------------------------------------------------------
                                                                          1     3
                 Fifth Third LifeModel Moderate Fund/SM/                Year  Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $   8 $242
                 ---------------------------------------------------------------------------------
                                                                          1     3
                 Fifth Third LifeModel Moderately Aggressive Fund/SM/   Year  Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $   8 $242
                                                                          1     3
                 Fifth Third LifeModel Aggressive Fund/SM/              Year  Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $   8 $242
Bond Funds                                                                1     3     5     10
                 Fifth Third Michigan Municipal Bond Fund               Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $  70 $225  $393  $  881
                                                                          1     3     5     10
                 Fifth Third Ohio Municipal Bond Fund                   Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $  84 $262  $455  $1,014
                 ---------------------------------------------------------------------------------
                                                                          1     3     5     10
                 Fifth Third Municipal Bond Fund                        Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $  81 $259  $452  $1,011
                 ---------------------------------------------------------------------------------
                                                                          1     3     5     10
                 Fifth Third Bond Fund                                  Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $  82 $273  $480  $1,077
                 ---------------------------------------------------------------------------------
                                                                          1     3     5     10
                 Fifth Third Intermediate Municipal Bond Fund           Year  Years Years Years
                 ---------------------------------------------------------------------------------
                 Institutional Shares                                   $  75 $257  $455  $1,027
                 ---------------------------------------------------------------------------------

                Shareholder Fees and Fund Expenses





                                                 1     3      5      10
         Fifth Third Intermediate Bond Fund    Year  Years  Years  Years
         ----------------------------------------------------------------
         Institutional Shares                  $  78 $  249 $  436 $  975
         ----------------------------------------------------------------
                                                 1     3      5      10
         Fifth Third Short Term Bond Fund      Year  Years  Years  Years
         ----------------------------------------------------------------
         Institutional Shares                  $  76 $  243 $  425 $  951
         ----------------------------------------------------------------
                                                 1     3      5      10
         Fifth Third U.S. Government Bond Fund Year  Years  Years  Years
         ----------------------------------------------------------------
         Institutional Shares                  $ 100 $  312 $  542 $1,201
         ----------------------------------------------------------------

                Additional Information About the Funds' Investments


Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

                   FUND NAME                        FUND CODE
                   ---------                        ---------
                   Micro Cap Value Fund                 1
                   Small Cap Growth Fund                2
                   Mid Cap Growth Fund                  3
                   Technology Fund                      4
                   Large Cap Opportunity Fund           5
                   Quality Growth Fund                  6
                   Equity Index Fund                    7
                   Large Cap Core Fund                  8
                   Multi Cap Value Fund                 9
                   Disciplined Large Cap Value Fund    10
                   Balanced Fund                       11
                   International Equity Fund           12
                   International GDP Fund              13
                   Worldwide Fund                      14
                   Strategic Income Fund               15
                   Michigan Municipal Bond Fund        16
                   Ohio Municipal Bond Fund            17
                   Municipal Bond Fund                 18
                   Bond Fund                           19
                   Intermediate Municipal Bond Fund    20
                   Intermediate Bond Fund              21
                   Short Term Bond Fund                22
                   U.S. Government Bond Fund           23
                   Prime Money Market Fund             24
                   U.S. Treasury Money Market Fund     25

INSTRUMENT                                                               FUND CODE  RISK TYPE
----------                                                               ---------- ---------
American Depositary Receipts (ADRs): ADRs are foreign shares of a        2-8, 11-13 Market
company held by a U.S. bank that issues a receipt evidencing                        Political
ownership.                                                                          Foreign Investment

Asset-Backed Securities: Securities secured by company receivables,      3, 6, 11,  Pre-payment
home equity loans, truck and auto loans, leases, credit card receivables 16-22, 24  Market Credit
and other securities backed                                                         Interest Rate
by other types of receivables or other assets.                                      Regulatory
                                                                                    Liquidity

Bankers' Acceptances: Bills of exchange or time drafts drawn on and      1-4, 6-11, Credit
accepted by a commercial bank. Maturities are generally six months or    13-22, 24  Liquidity
less.                                                                               Market
                                                                                    Interest Rate

                Additional Information About the Funds' Investments




INSTRUMENT                                                                       FUND CODE   RISK TYPE
----------                                                                      ------------ ---------
Bear Funds: A Fund intended to increase/decrease in value inversely to               14      Inverse Market
the stock or equity index to which it relates.                                               Leverage
                                                                                             Liquidity

Bonds: Interest-bearing or discounted securities that obligate the issuer to        1-25     Market Credit
pay the bondholder a specified sum of money, usually at specific intervals,                  Interest Rate
and to repay the principal amount of the loan at maturity.

Call and Put Options: A call option gives the buyer the right to buy, and           1-23     Management
obligates the seller of the option to sell, a security at a specified price. A               Liquidity Credit
put option gives the buyer the right to sell, and obligates the seller of the                Market Leverage
option to buy a security at a specified price.

Certificates of Deposit: Negotiable instruments with a stated maturity.          1-4, 6-11,  Market Credit
                                                                                   13-24     Liquidity Interest
                                                                                             Rate

Closed-End Funds: Funds traded on an exchange, which are not                       12-15     Market Liquidity
redeemable on a continuous basis.

Collateralized Mortgage Obligations: Mortgage-backed bonds that                   11,16-23   Pre-Payment/Call
separate mortgage pools into different maturity classes.                                     Interest Rate

Commercial Paper: Secured and unsecured short-term promissory notes             1-9, 11-22,  Credit Liquidity
issued by corporations and other entities. Maturities generally vary from a          24      Market Interest
few days to nine months.                                                                     Rate

Common Stock: Shares of ownership of a company.                                   1-13, 15   Market

Convertible Securities: Bonds or preferred stock that convert to common          3-12, 14,   Market Credit
stock.                                                                            15, 19,
                                                                                   21-23

Derivatives: Instruments whose value is derived from an underlying                  1-25     Management
contract, index or security, or any combination thereof, including futures,                  Market Credit
options (e.g., put and calls), options on futures, swap agreements, and                      Liquidity Leverage
some mortgage-backed securities.                                                             Interest Rate

Foreign Currency Transactions: Foreign currency transactions include               12-14     Foreign
forward foreign currency exchange contracts, foreign currency options,                       Investment
and foreign currency futures transactions.                                                   Market Political

Foreign Securities: Stocks issued by foreign companies, as well as               3, 4, 6-8,  Market Political
commercial paper of foreign issuers and obligations of foreign banks,              10-14,    Liquidity Foreign
overseas branches of U.S. banks and supranational entities.                       19-22,24   Investment

Forward Commitments: A purchase of, or contract to purchase, securities         2, 7, 8, 12, Leverage
at a fixed price for delivery at a future date.                                  13, 16-25   Liquidity

Futures and Related Options: A contract providing for the future sale and       2, 3-8, 10-  Management
purchase of a specified amount of a specified security, class of securities, or   14 16-23   Market Credit
an index at a specified time in the future and at a specified price.                         Liquidity Leverage

Guaranteed Investment Contracts: Contract between a fund and an                   16,18,22   Credit
insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

                Additional Information About the Funds' Investments


INSTRUMENT                                                                 FUND CODE RISK TYPE
----------                                                                 --------- ---------
High-Yield/High-Risk/Debt Securities: High-yield/ high-risk/debt           1,9,14,15 Credit Market
securities are securities that are rated below investment grade by the               Liquidity Interest
primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or            Rate
lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds,"
"non-investment grade bonds" and "junk bonds."

Illiquid Securities: Securities which may be difficult to sell at an         1-25    Liquidity Market
acceptable price.

Investment Company Securities: Shares of investment companies. These         1-25    Market
investment companies may include money market funds of Fifth Third
Funds and shares of other registered investment companies for which the
Adviser to a Fund or any of their affiliates serves as investment adviser, administrator or distributor.

Investment Grade Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by
the Adviser.                                                                 1-24    Market Credit

Leveraged Funds: Funds that utilize leverage in an attempt to maximize        14     Market Leverage
gains.

Loan Participations: A loan participation note represents participation in   16-24   Credit Liquidity
a corporate loan of a commercial bank with a remaining maturity of one               Interest Rate
year or less.

Money Market Instruments: Investment-grade, U.S. dollar denominated          1-25    Market Credit
debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

Mortgage-Backed Securities: Debt obligations secured by real estate loans  3, 6, 11, Pre-payment
and pools of loans. These include collateralized mortgage obligations and    16-23   Market Credit
real estate mortgage investment conduits.                                            Regulatory

Mortgage Dollar Rolls: Transactions in which a Fund sells securities and     16-23   Market
simultaneously contracts with the same counterparty to repurchase similar            Regulatory
but not identical securities on a specified future date.                             Prepayment

                Additional Information About the Funds' Investments




INSTRUMENT                                                                     FUND CODE RISK TYPE
----------                                                                     --------- ---------
Municipal Securities: Securities issued by a state or political subdivision     16-22,   Market Credit
to obtain funds for various public purposes. Municipal securities include         24     Political Tax
(a) governmental lease certificates of participation issued by state or                  Regulatory
municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; (b) government lease certificates purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.
Participation Interests: Interests in bank loans made to corporations.          16-24    Interest Rate
                                                                                         Credit Liquidity
Preferred Stocks: Preferred Stocks are equity securities that generally pay    4,11-13,  Market
dividends at a specified rate and have preference over common stock in            15
the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Repurchase Agreements: The purchase of a security and the simultaneous           1-25    Market Leverage
commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.
Restricted Securities: Securities not registered under the Securities Act of     1-25    Liquidity Market
1933, such as privately placed commercial paper an d Rule 144A securities.
Reverse Repurchase Agreement: The sale of a security and the                     1-25    Market Leverage
simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
Securities Lending: The lending of up to 33  1/3% of the Fund's total            1-24    Market Leverage
assets. In return the Fund will receive cash, other securities, and/or letters           Liquidity Credit
of credit.
Short-Term Trading: The sale of a security soon after its purchase. A           1,3-6,   Market
portfolio engaging in such trading will have higher turnover and                8-12,
transaction expenses.                                                           14-23
Small and Micro Cap Equities: Equity securities of companies with              1,2,9,12  Market Liquidity
market capitalization within or lower than those included in the S&P
Small Cap 600 Index.
Standard & Poor's Depositary Receipts ("SPDRs"): Ownership in a                  1-15    Market
long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index(R). Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.

                Additional Information About the Funds' Investments



INSTRUMENT                                                                    FUND CODE   RISK TYPE
----------                                                                   ------------ ---------
Stand-by Commitments: Contract where a dealer agrees to purchase at a         16-18, 20   Market
Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.

Stock-Index Options: A security that combines features of options with           3-6,     Management
securities trading using composite stock indices.                                9-13     Market Credit

Stripped Obligations: U.S. Treasury obligations and their unmatured             16-25     Interest Rate
interest coupons that have been separated ("stripped' `92) by their holder, typically a custodian bank or other institution.

Time Deposits: Non-negotiable receipts issued by a bank in exchange for       1-4, 6-11,  Liquidity Credit
the deposit of funds.                                                         13-22, 24   Market

U.S. Government Agency Securities: Securities issued by agencies and             1-24     Interest Rate
instrumentalities of the U.S. government. These include Ginnie Mae,                       Credit
Fannie Mae, and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, separately traded                1-25     Interest Rate
registered interest and principal securities, and coupons under bank entry safekeeping.

Variable and Floating Rate Instruments: Obligations with interest rates       11, 16-25   Credit Liquidity
which are reset daily, weekly, quarterly or some other period and which                   Market
may be payable to the Fund on demand.

Warrants: Securities, typically issued with preferred stock or bonds, that    2-4, 6-8,   Market Credit
give the holder the right to buy a proportionate amount of common stock         10-14
at a specified price.

When-Issued and Delayed Delivery Transactions: Purchase or contract          2-8, 10-13,  Market Leverage
to purchase securities at a fixed price for delivery at a future date. Under    16-25     Liquidity
normal market conditions, when-issued purchases and forward
commitments will Credit not exceed 20% of the value of a Fund's total assets.

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated           2, 4, 7, 8,  Market Credit
bonds issued by foreign corporations or governments. Sovereign bonds are       12, 13,    Interest Rate
those issued by the government of a foreign country. Supranational bonds      16-22, 24
are those issued by supranational entities, such as the World Bank and
European Investment Bank. Canadian bonds are those issued by
Canadian provinces.

Zero-Coupon Debt Obligations: Bonds and other debt obligations that          4, 12, 16-25 Credit Market
pay no interest, but are issued at a discount from their value at maturity.               Interest Rate
When held to maturity, their entire return equals the difference between their issue price and their maturity value.

                Additional Information About the Funds' Investments



Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Inverse Market Risk. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

                Additional Information About the Funds' Investments





Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

                Additional Information About the Funds' Investments



Investment Policies of the Underlying Funds

The following is a brief description of the principal investment policies of the Prime Money Market Fund and the U.S. Treasury Money Market Fund, two Underlying Funds of the LifeModel Funds whose policies are not otherwise described in this Prospectus.

Prime Money Market Fund

The Fund's fundamental investment objective is current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

U.S. Treasury Money Market Fund

The Fund's fundamental investment objective is stability of principal and current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in securities.

                Fund Management



Investment Advisors and Subadvisor

Fifth Third Asset Management Inc., (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds other than Fifth Third Large Cap Opportunity Fund. Heartland Capital Management, Inc. ("Heartland"), 251 North Illinois Street, Suite 300, Indianapolis, Indiana 46204, serves as investment advisor to Fifth Third Large Cap Opportunity Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Each of Fifth Third Bank and Heartland is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 23 investment strategists and portfolio managers, 11 equity and fixed income research analysts, and 5 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975. Morgan Stanley Investment Management Inc. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, serves as investment subadvisor to Fifth Third International Equity Fund.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of June 30, 2002, Fifth Third Asset Management Inc. had approximately $11.5 billion of assets in the Fifth Third Funds. As of June 30, 2002, Heartland had approximately $379.7 million of assets under management, including approximately $30.7 million of assets held by mutual funds. As of March 31, 2002, MSIM, together with its affiliated institutional asset management companies, had approximately $415.9 billion of assets under management, including approximately $73.6 billion of assets held by mutual funds (including sub-advisory relationships).

                Fund Management





The management and subadvisory fees, after voluntary fee waivers, paid by the Funds for the fiscal year ended July 31, 2001 are as follows:

                                                                               As a percentage of
                                                                               average net assets
                           ----------------------------------------------------------------------
                           Fifth Third Micro Cap Value Fund*                          1.00%
                           ----------------------------------------------------------------------
                           Fifth Third Small Cap Growth Fund                          0.70%
                           ----------------------------------------------------------------------
                           Fifth Third Mid Cap Growth Fund                            0.80%
                           ----------------------------------------------------------------------
                           Fifth Third Technology Fund                                1.00%
                           ----------------------------------------------------------------------
                           Fifth Third Large Cap Opportunity Fund                     0.70%
                           ----------------------------------------------------------------------
                           Fifth Third Quality Growth Fund                            0.80%
                           ----------------------------------------------------------------------
                           Fifth Third Equity Index Fund                              0.25%
                           ----------------------------------------------------------------------
                           Fifth Third Large Cap Core Fund                            0.70%
                           ----------------------------------------------------------------------
                           Fifth Third Multi Cap Value Fund*                          1.00%
                           ----------------------------------------------------------------------
                           Fifth Third Disciplined Large Cap Value Fund               0.80%
                           ----------------------------------------------------------------------
                           Fifth Third Balanced Fund                                  0.80%
                           ----------------------------------------------------------------------
                           Fifth Third International Equity Fund**                    1.00%
                           ----------------------------------------------------------------------
                           Fifth Third International GDP Fund                         0.75%
                           ----------------------------------------------------------------------
                           Fifth Third Worldwide Fund*                                1.00%
                           ----------------------------------------------------------------------
                           Fifth Third Strategic Income Fund*                         1.00%
                           ----------------------------------------------------------------------
                           Fifth Third LifeModel Conservative Fund/SM/                0.15%
                           ----------------------------------------------------------------------
                           Fifth Third LifeModel Moderately Conservative Fund /SM/          0.15%
                           ----------------------------------------------------------------------
                           Fifth Third LifeModel Moderate Fund/SM/                    0.15%
                           ----------------------------------------------------------------------
                           Fifth Third LifeModel Moderately Aggressive Fund/SM/          0.15%
                           ----------------------------------------------------------------------
                           Fifth Third LifeModel Aggressive Fund/SM/                  0.15%
                           ----------------------------------------------------------------------
                           Fifth Third Michigan Municipal Bond Fund                   0.45%
                           ----------------------------------------------------------------------
                           Fifth Third Ohio Municipal Bond Fund                       0.55%
                           ----------------------------------------------------------------------
                           Fifth Third Municipal Bond Fund                            0.55%
                           ----------------------------------------------------------------------
                           Fifth Third Bond Fund                                      0.60%
                           ----------------------------------------------------------------------
                           Fifth Third Intermediate Municipal Bond Fund               0.50%
                           ----------------------------------------------------------------------
                           Fifth Third Intermediate Bond Fund                         0.55%
                           ----------------------------------------------------------------------
                           Fifth Third Short Term Bond Fund                           0.50%
                           ----------------------------------------------------------------------
                           Fifth Third U.S. Government Bond Fund                      0.40%

-----------------------------------------------------------------------

* The figures shown above reflect the management fees paid as of the end of the fiscal year ended December 31, 2001.

** The Advisor paid a portion of this fee to the Fund's subadvisor.

                Fund Management



Portfolio Managers

Fifth Third Asset Management Inc.

Equity Funds

Denis J. Amato has been the co-portfolio manager of the Fifth Third Multi Cap Value Fund and Fifth Third Micro Cap Value Fund since August 2001, and of the Fifth Third Disciplined Large Cap Value Fund since August 2002. Mr. Amato is currently a Director of Value Strategies and Senior Vice President of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Amato was Senior Vice President and Chief Investment Advisor of Gelfand/Maxus Asset Management from 1991 to 2000. He earned a BBA in economics and an MBA in finance from Case Western University. He has over 30 years investment experience and earned his CFA Designation in 1974. He is member and past president of The Cleveland Society of Security Analysts.

Richard A. Barone has been the portfolio manager of the Fifth Third Multi Cap Value Fund since October 1989 and the Fifth Third Micro Cap Value Fund since February 1998. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital Securities, Inc., an NASD Broker Dealer. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

David C. Eder has been the portfolio manager of the Fifth Third International GDP Fund and the co-portfolio manager of the Fifth Third Equity Index Fund since January 1995 and of the Fifth Third International Equity Fund since January 2002. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

Jon M. Fisher has been the co-portfolio manager of the Fifth Third Technology Fund since May 2002. He is an Assistant Vice President and the Group Head of Equity Research for the Advisor. Mr. Fisher received his BBA in Finance from the University of Iowa and earned the Chartered Financial Analyst designation in 1996. Prior to joining Fifth Third in 2000, he worked for seven years at PNC Bank as a portfolio manager and a generalist equity analyst and spent two years with Dain Bosworth, Inc., also as an equity analyst. Mr. Fisher teaches a course in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. He currently serves as the Chairperson of the Membership Committee for the Cincinnati Society of Financial Analysts.

Steven E. Folker has been the portfolio manager of the Fifth Third Quality Growth Fund, and the Fifth Third Mid Cap Growth Fund since June 1993 and the co-portfolio manager of the Fifth Third Large Cap Opportunity Fund since April 2002. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

Michael S. Gilmore has been the portfolio manager of the Fifth Third Small Cap Growth Fund since April 2001 and is currently an Assistant Vice President with Fifth Third Asset Management. Prior to becoming portfolio manager for the Fund, Mr. Gilmore spent two years as a credit analyst and portfolio manager for three taxable money market funds with total assets exceeding $1.3 billion with the Advisor's predecessor, Lyon Street Asset Management. Mr. Gilmore joined Old Kent Bank in 1996 in its advanced management development program before becoming the Contract Services Officer and then the Consultant Communication Specialist. Mr. Gilmore earned both his BS in Engineering and his MBA in Finance from Michigan State University and was a professional hockey player in the New York Rangers system.

James R. Kirk has been the portfolio manager of the Fifth Third Disciplined Large Cap Value Fund since August 2002. He is currently a Vice President and Director of Disciplined Value Strategy for Fifth Third Asset Management. Prior to joining Fifth Third, he spent almost three years as the chief investment strategist and

                Fund Management





manager of a value equity fund for National City Investment Management Co., and then four years as the chief investment officer for National City Bank's Private Investment Advisors Group. Mr. Kirk earned a BA in Economics and an MBA from Case Western Reserve University and has also earned his Chartered Financial Analyst designation. He has accumulated over 30 years of investment experience in the capacities of portfolio manager, director of research, and chief investment officer. He is a member of the board of trustees of the Fairview/Lutheran Hospital Foundation and the Kidney Foundation of Ohio and is a director of the Cleveland Athletic Club. He is a member and past president of the Cleveland Society of Security Analysts.

Allan J. Meyers has been the portfolio manager of the Fifth Third Large Cap Core Fund since November 1997 and co-portfolio manager of the Fifth Third Small Cap Growth Fund since May 2002. Currently, he is the Director of Large Company Strategies for the Advisor and is a Vice President of Fifth Third Bank. Mr. Meyers has over twenty-two years of portfolio management experience, including seventeen years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation, his BBA in finance, magna cum laude, and MBA from Western Michigan University.

Alan Miller has been the portfolio manager of the Fifth Third Worldwide Fund since January 1995. Alan Miller is currently Vice President and a Director of Equity Strategy for Fifth Third Asset Management Inc. Mr. Miller was Vice President of Gelfand/Maxus Asset Management and Vice President of Maxus Asset Management Inc. from 1994 to 2000. Alan has over twenty-five years of investment experience and working knowledge of qualified retirement plans. Alan holds a BS degree in Corporate Finance from The Ohio State University and his MBA was obtained from New York University with a concentration in investments and economics.

Sunil M. Reddy has been the co-portfolio manager for the Fifth Third Technology Fund since June 2000. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large mid-western bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

James E. Russell has been the co-portfolio manager of the Fifth Third Mid Cap Growth Fund, and the Fifth Third Quality Growth Fund since February 2002. Mr. Russell has been the Director of Equity Research and Growth Funds Management for three years and carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Prior to overseeing the equity research department, he spent several years as a portfolio manager in Fifth Third's Personal Trust Department and an equity analyst covering the chemicals, capital goods, and financials sectors. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

John B. Schmitz has been the co-portfolio manager of the Fifth Third Quality Growth Fund since April 2002. Previously, John spent 8 years as the co-manager of the Fifth Third International Equity Fund and 5 years as manager of the Fifth Third Equity Income Fund. He is a Vice President and Trust Officer of Fifth Third Bank and a Director of Equity Strategy for Fifth Third Asset Management. Mr. Schmitz earned his Chartered Financial Analyst designation in 1992 and has over 17 years of investment experience. He is also a member of the Cincinnati Society of Financial Analysts. Mr. Schmitz graduated with a BBA in Finance & Real Estate from the University of Cincinnati.

Daniel Skubiz has been the co-portfolio manager of the Fifth Third Large Cap Core Fund since April 2000. Mr. Skubiz is an Assistant Vice President of the Advisor. From December 1997 through February 2000, he was a portfolio manager for Trade Street Investment Associates. He earned his BBA in finance and accounting from the University of Tulsa and his MBA from St. Louis University.

                Fund Management




Brian J. Smolinski has been the portfolio manager of the Fifth Third Equity Index Fund and co-portfolio manager of the Fifth Third International GDP Fund since June 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

Hybrid Funds

Richard A. Barone has been the portfolio manager of the Fifth Third Strategic Income Fund since March 1985. Mr. Barone is currently Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital Securities, Inc., an NASD Broker Dealer. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

James M. Bernard has been the co-portfolio manager of the Fifth Third Strategic Income Fund since 2001. Mr. Bernard is currently a Director of Fixed Income and Vice President and Senior Fixed Income Portfolio Manager of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Jim's experience in the investment industry spans nearly thirty years. Jim received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Jim is also a Chartered Financial Analyst.

John L. Cassady III has been the co-portfolio manager for the Fifth Third Balanced Fund (fixed income portion) since April 2000. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Steven E. Folker has been the co-portfolio manager of the Fifth Third Balanced Fund (equity portion) since June 1993. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

James E. Russell has been the portfolio manager of the Fifth Third Balanced Fund (equity portion) since February 2002. Mr. Russell is the Director of Equity Research and Growth Funds Management. In this role he carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

Mitchell L. Stapley has been the portfolio manager of the Fifth Third Balanced Fund (fixed income portion) since April 2000. For eleven years, Mr. Stapley has been a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company, and he has over fifteen years of total portfolio management experience. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

Asset Allocation Funds

John E. Augustine is the portfolio manager for the Fifth Third LifeModel Funds and is the Director of Portfolio Management for Fifth Third Bank's Investment Advisors unit in Cincinnati. He joined Fifth Third Bank in 1998 as a Senior Portfolio Manager for both equity and fixed income clients. Previously, he spent four years with Star

                Fund Management



Bank as a portfolio manager and three years with Heritage Trust & Asset Management. He is a member of the Fifth Third Asset Management Investment Committee and has been practicing portfolio management for over twelve years. He holds the professional designation of Chartered Financial Analyst. Mr. Augustine is a graduate of the Ohio State University and the Midwest Bankers Association Trust School. He is a former president and Board member for the Dayton Society of Financial Analysts; is on the University of Dayton--Flyer Investment Advisory Board and teaches investment management to the MBA candidates at the University of Dayton.

H. Christopher Zehetmaier is the co-portfolio manager for the Fifth Third LifeModel Funds and is the Mutual Funds Program Manager for Fifth Third Bank's Investment Advisors unit in Cincinnati. In his previous positions, he spent four years as the manager of Fifth Third's Dividend Reinvestment and Employee Stock Purchase Plans, and nearly two years as a Financial Advisor with Prudential Securities, Inc. He is a fully licensed Registered Representative with the National Association of Securities Dealers. Mr. Zehetmaier is a graduate of the Ohio University and attained an MBA from the Williams College of Business at Xavier University.

Bond Funds

James M. Bernard has been the portfolio manager of the Fifth Third Ohio Municipal Bond Fund since January 2001. Mr. Bernard is currently a Director of Fixed Income and Vice President and Senior Fixed Income Portfolio Manager of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Jim's experience in the investment industry spans nearly thirty years. Jim received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Jim is also a Chartered Financial Analyst.

John L. Cassady III has been the co-portfolio manager for the Fifth Third Intermediate Bond Fund, the Fifth Third Bond Fund, and the Fifth Third U.S. Government Bond Fund since November 1999. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Michael J. Martin has been the portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since November 1997; co-portfolio manager for the Fifth Third Michigan Municipal Bond Fund since January 1995; and for the Fifth Third Ohio Municipal Bond Fund since January 2001. Mr. Martin has over eight years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Sarah M. Quirk has been the portfolio manager for the Fifth Third Michigan Municipal Bond Fund and co-portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since May 1998. Ms. Quirk has over twenty years of investment experience. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in January 1998, Ms. Quirk managed a Michigan municipal money market fund and spent fifteen years in the municipal bond industry as a municipal bond trader. She earned her BS degree in finance in 1979 from Ball State University and her MBA from The University of Notre Dame in 1997.

Mitchell L. Stapley has been the portfolio manager of the Fifth Third Intermediate Bond Fund and the Fifth Third U.S. Government Bond Fund since November 1999; and the Fifth Third Bond Fund since March 1995; and the Fifth Third Short Term Bond Fund since November 1996. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

                Fund Management



David L. Withrow has been the co-portfolio manager of the Fifth Third Short Term Bond Fund since January 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

Heartland Capital Management, Inc.

Thomas F. Maurath, Executive Vice President of Heartland, has been the portfolio manager of the Fifth Third Large Cap Opportunity Fund and its predecessor Fund since its inception in March 1985. Mr. Maurath has earned his Chartered Financial Analyst designation, and earned a BBA in Accounting from the University of Notre Dame and an MBA from Indiana University.

Morgan Stanley Investment Management Inc.

Ann Thivierge has served as co-portfolio manager for the Fifth Third International Equity Fund since 1995. She joined MSIM in 1986 and is a Managing Director. She has been a member of MSIM's asset allocation committee for eight years. She received a BA from James Madison College, Michigan State University in International Relations and received her MBA from New York University in Finance.

                Shareholder Information








Purchasing And Selling Fund Shares

Pricing Fund Shares

The price of Fund shares is based on the Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Standard Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Purchasing And Adding To Your Shares

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds, its transfer agent, or other servicing agent. All orders must be received by the Funds or its transfer agent prior to 4:00 p.m. Eastern Standard Time in order to receive that day's NAV.

Institutional shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Funds to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

Shareholder Contact Information

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank.

For institutional account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative of financial institution or call 1-800-282-5706.

The entity through which you are purchasing your shares is responsible for transmitting the order to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

Investment Amounts The minimum initial investment in Institutional shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Funds reserve the right to waive the minimum investment.

                   All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-
                   party checks. All checks should be made payable to the Fifth Third
                   Funds.

                Shareholder Information




   The Funds may reject a purchase order for any reason.

   For details, contact the Trust toll free at 1-800-282-5706 or write to:
   Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Avoid Withholding Tax

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

Selling Your Shares

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or other servicing agent. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold, you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Postponement of Redemption Payments

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

                Shareholder Information




Exchanging Your Shares

You may exchange your Institutional          Instructions for Exchanging Shares
shares for Institutional shares of any other
Fifth Third Fund. No transaction fees are    To exchange your shares, call the institution through which
charged for exchanges. Be sure to read the   you purchased your shares for exchange procedures or call
Prospectus carefully of any Fund into        1-800-282-5706.
which you wish to exchange shares.
                                             Notes on Exchanges
You must meet the minimum investment
requirements for the Fund into which you     To prevent disruption in the management of the Funds, market
are exchanging. Exchanges from one Fund      timing strategies and frequent exchange activity may be limited to another are taxable for investors subject by the Funds. Although not anticipated, the Funds may reject
to federal or state income taxation.         exchanges, or change or terminate rights to exchange shares at any time.

                                             Shares of the new Fund must be held under the same account name, with the same registration and tax identification
                                             numbers, as shares of the old Fund.

                                             The exchange privilege may be changed or eliminated at any time.

                                             The exchange privilege is available only in states where shares of the Funds may be sold.

                                             All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

Dividends and Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared and paid monthly by the following funds: Fifth Third Strategic Income Fund, Fifth Third U.S. Government Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third Intermediate Bond Fund, Fifth Third Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Michigan Municipal Bond Fund, and Fifth Third Municipal Bond Fund. Dividends, if any, are declared and paid quarterly by the following funds: Fifth Third Quality Growth Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Core Fund, Fifth Third Technology Fund, Fifth Third Large Cap Opportunity Fund, Fifth Third Balanced Fund, Fifth Third Mid Cap Growth Fund, Fifth Third LifeModel Conservative Fund/SM/, Fifth Third LifeModel Moderately Conservative Fund/SM/, Fifth Third LifeModel Moderate Fund/SM/, Fifth Third LifeModel Moderately Aggressive Fund/SM/, and Fifth Third LifeModel Aggressive Fund/SM/. Dividends, if any, are declared and paid annually by the following Funds: Fifth Third International Equity Fund, Fifth Third International GDP Fund, Fifth Third Small Cap Growth Fund, and Fifth Third Worldwide Fund. Capital gains, if any, are distributed at least annually.

                Shareholder Information




Expenses

The expenses for investing in funds of funds, like the LifeModel Funds/SM/, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel Funds/SM/ invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

Taxation

Federal Income Tax

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

Taxation of Distributions

Each Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). The use of a fund of funds structure could affect the amount, timing, and character of distributions to shareholders. See the Statement of Additional Information for further details. Shareholders may also be subject to state and local taxes on distributions and redemptions.

Foreign Investments

Fifth Third International Equity Fund and Fifth Third International GDP Fund invest in foreign securities. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of a Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to operate so as to qualify for treaty-reduced tax rates where applicable.

Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to qualify so as to allow shareholders to claim a foreign tax credit or deduction on their federal income tax returns. Shareholders, however, may be limited in their ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their federal income tax returns.

Fifth Third International Equity Fund and Fifth Third International GDP Fund may invest in the stock of certain foreign corporations that would constitute a passive foreign investment company (PFIC). Federal income taxes at ordinary net income rates may be imposed on the Fund upon disposition of PFIC investments.

                Shareholder Information




Additional Tax Information for Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund (the "Municipal Securities Funds")

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent a Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gains will generally be taxable to shareholders as capital gains. The Municipal Securities Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund and Fifth Third Intermediate Municipal Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

Dividends from Fifth Third Ohio Municipal Bond Fund representing interest on obligations held by that Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), which interest is exempt from federal income tax when received by a shareholder, is also exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes.

                Shareholder Information




Distributions with respect to shares of the Fifth Third Ohio Municipal Bond Fund properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio.

This discussion of Ohio taxes assumes that the Fifth Third Ohio Municipal Bond Fund will continue to qualify as a regulated company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Shareholders of the Fifth Third Ohio Municipal Bond Fund should consult with their tax advisers about other state and local tax consequences of their investments in the Fund.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of social security benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent either Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Because the Fifth Third Michigan Municipal Bond Fund intends to invest substantially all of its assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

                Financial Highlights





The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third LifeModel Conservative Fund/SM/, the Fifth Third LifeModel Moderately Conservative Fund/SM/, the Fifth Third LifeModel Moderate Fund/SM/, the Fifth Third LifeModel Moderately Aggressive Fund/SM/, and the Fifth Third LifeModel Aggressive Fund/SM/ are not presented because the Institutional shares, the Advisor shares, the Class A shares, the Class B shares and the Class C shares of these Funds are newly offered and do not have a financial history. The information for the Funds has been audited by Arthur Andersen LLP and other independent auditors. Arthur Andersen LLP's report, along with the Funds' financial statements is incorporated by reference in the SAI which is available upon request. The information for periods ended December 31, 2000 and prior for the Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Worldwide Fund, and Fifth Third Strategic Income Fund, has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. The information for the Fifth Third International GDP Fund, Fifth Third Small Cap Growth Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Core Fund, Fifth Third Short Term Bond Fund, Fifth Third Intermediate Bond Fund, Fifth Third Bond Fund, Fifth Third Michigan Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund and Fifth Third Municipal Bond Fund for the periods ended December 31, 2000 and prior has been audited by the former independent auditor for the Kent Funds, whose report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.

                Financial Highlights



                                               Fifth Third Micro Cap Value Fund
                                                         Institutional Shares

                                                                 Year Ended December 31,
                                                               --------------------------    Period Ended
                                                                  2001      2000     1999   Dec. 31, 1998*
                                                               -------    ------   ------   --------------
Per Share Data
Net asset value, beginning of period                           $  4.91    $ 5.62   $ 4.82       $ 5.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                    0.01      0.06    (0.04)       (0.05)
  Net realized and unrealized gains/(losses) from investments     1.11     (0.13)    1.08        (0.09)
-----------------------------------------------------------------------------------------------------------
  Total from investment operations                                1.12     (0.07)    1.04        (0.14)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                             --     (0.05)      --           --
  Net realized gain on investments                               (0.00)**  (0.59)   (0.24)       (0.04)
-----------------------------------------------------------------------------------------------------------
  Total distributions                                            (0.00)**  (0.64)   (0.24)       (0.04)
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  -------    ------   ------   --------------
Net asset value, end of period                                 $  6.03    $ 4.91   $ 5.62       $ 4.82
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  -------    ------   ------   --------------
Total return                                                     22.90%    (1.21%)  21.60%       (2.87%)(a)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                            $14,957    $6,743   $3,283       $1,156
Ratios of expenses to average net assets                          1.29%     1.40%    1.60%        2.19%(b)
Ratios of net investment income/(loss)to average net assets       0.21%     1.03%   (0.32%)      (0.83%)(b)
Portfolio turnover                                                  47%      116%      96%         109%(b)
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  -------    ------   ------   --------------

* Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
** Amount is less than $0.005 per share.
(a) Not annualized.
(b) Annualized.

                Financial Highlights



                                              Fifth Third Small Cap Growth Fund
                                                        Institutional Shares

                                 Period         Period
                                  Ended         Ended                   Year Ended December 31,
                               January 31,     July 31,   --------------------------------------------------
                                  2002         2001(2)       2000      1999       1998      1997      1996
                               -----------   --------     --------   --------  --------   --------  --------
                               (Unaudited)
Per Share Data
Net asset value, beginning of
 period                         $  17.86     $  19.02     $  19.29   $  15.46  $  18.39   $  15.65  $  13.82
-------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income/
   (loss)                             --        (0.02)          --       0.02      0.03       0.04      0.12
  Net realized and unrealized
   gains (losses) on
   investments, futures
   contracts and option
   contracts                       (0.02)       (1.08)       (0.08)      4.16     (1.08)      4.19      2.55
-------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                      (0.02)       (1.10)       (0.08)      4.18     (1.05)      4.23      2.67
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income               --           --           --      (0.02)    (0.03)     (0.06)    (0.12)
  Net realized gains on
   investments, futures
   contracts and foreign
   currency translations           (0.56)       (0.06)       (0.19)     (0.33)    (1.85)     (1.43)    (0.72)
-------------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                   (0.56)       (0.06)       (0.19)     (0.35)    (1.88)     (1.49)    (0.84)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $  17.28     $  17.86     $  19.02   $  19.29  $  15.46   $  18.39  $  15.65
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return                       (0.11%)      (5.75%)*     (0.38%)    27.98%    (6.15%)    27.94%    19.56%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
 (000's)                        $655,449     $724,275     $804,758   $746,428  $760,335   $719,998  $544,081
Ratios of expenses to average
 net assets                         0.93%**      0.93%**      0.91%      0.94%     0.94%      0.93%     0.96%
Ratio of net investment
 income/(loss) to average net
 assets                            (0.17%)**    (0.16%)**    (0.11%)     0.14%     0.18%      0.24%     0.78%
Ratio of expenses to average
 net assets^                        0.95%**      0.93%**      0.92%      0.95%     0.95%      0.94%     0.96%
Portfolio turnover(1)                  9%          13%          28%        19%       41%        32%       16%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

^ During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
*   Not annualized.
**  Annualized.

                Financial Highlights



                                                Fifth Third Mid Cap Growth Fund
                                                         Institutional Shares

                                                      Six Months
                                                         Ended       Year Ended July 31,  Period Ended
                                                      January 31,   -------------------     July 31,
                                                         2002          2001       2000       1999*
                                                     -----------    --------   --------   ------------
                                                      (Unaudited)
Per Share Data
Net asset value, beginning of period                  $  15.10      $  19.28   $  15.87     $  15.40
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                       --            --      (0.04)       (0.04)
  Net realized and unrealized gains/(losses) from
   investments                                           (0.51)        (1.69)      4.63         1.95
---------------------------------------------------------------------------------------------------------
  Total from investment operations                       (0.51)        (1.69)      4.59         1.91
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                     --            --         --           --
  Net realized gain on investments                       (0.47)        (2.49)     (1.18)       (1.44)
---------------------------------------------------------------------------------------------------------
  Total distributions                                    (0.47)        (2.49)     (1.18)       (1.44)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  14.12      $  15.10   $  19.28     $  15.87
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                     (3.50%)(a)   (9.94 %)   30.65 %       13.13%(a)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                   $273,394      $255,634   $242,641     $191,987
Ratios of expenses to average net assets                  1.08%(b)     1.02 %     0.99 %        0.97%(b)
Ratio of net investment income/(loss) to average net
 assets                                                  (0.43%)(b)   (0.24 %)   (0.26 %)      (0.26%)(b)
Ratios of expenses to average net assets(c)               1.10%(b)     1.06 %     1.04 %       1.04 %
Portfolio turnover(d)                                      10 %          26 %       42 %         49 %
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                    Fifth Third Technology Fund
                                                            Institutional Shares

                                                                Six Months
                                                                  Ended        Year Ended    Period Ended
                                                             January 31, 2002 July 31, 2001 July 31, 2000*
                                                             ---------------- ------------- --------------
                                                               (Unaudited)
Per Share Data
Net asset value, beginning of period                             $ 10.37         $ 19.21       $ 20.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                 --              --         (0.03)
  Net realized and unrealized losses from investments              (0.61)          (8.68)        (0.76)
-----------------------------------------------------------------------------------------------------------
  Total from investment operations                                 (0.61)          (8.68)        (0.79)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                    --           (0.16)           --
-----------------------------------------------------------------------------------------------------------
  Total distributions                                                 --           (0.16)           --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.76         $ 10.37       $ 19.21
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                               (5.88%)(a)     (46.65%)       (5.69%)(a)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $38,083         $45,842       $55,188
Ratios of expenses to average net assets                            1.55%(b)       1.50 %         1.46%(b)
Ratios of net investment income/(loss) to average net assets       (1.39%)(b)      (1.24%)       (0.79%)(b)
Portfolio turnover(c)                                                29 %            50 %          11 %
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

* Reflects operations for the period from June 5, 2000 (date of commencement of operations) to July 31, 2000.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                    Fifth Third Large Cap
Opportunity Fund*
                                                    Institutional Shares

                                                               Period Ended   Year Ended July 31, Period Ended
                                                               January 31,    -----------------     July 31,
                                                                   2002         2001      2000       1999**
                                                               ------------   -------   -------   ------------
                                                               (Unaudited)
Per Share Data
Net asset value, beginning of period                             $ 25.47      $ 38.23   $ 37.28     $ 31.26
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                 --           --     (0.09)      (0.06)
  Net realized and unrealized gains/(losses) from investments
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                 (2.50)      (11.73)     1.50        6.65
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                    --        (1.03)    (0.55)      (0.63)
----------------------------------------------------------------------------------------------------------------
  Total distributions                                                 --        (1.03)    (0.55)      (0.63)
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  ------------   -------   -------   ------------
Net asset value, end of period                                   $ 22.97      $ 25.47   $ 38.23     $ 37.28
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  ------------   -------   -------   ------------
Total return (excludes sales charge)                               (9.82%)(a)  (31.27%)   4.07 %      21.53%(a)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $24,830      $31,415   $58,939     $61,943
Ratios of expenses to average net assets                            1.24%(b)    1.11 %    1.07 %       1.21%(b)
Ratios of net investment income/(loss) to average net assets       (0.58%)(b)   (0.48%)   (0.23%)     (0.24%)(b)
Ratio of expenses to average net assets(c)                          1.24%(b)    1.24 %    1.07 %       1.22%(b)
Portfolio turnover(d)                                                37 %        139 %      53 %        51 %
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  ------------   -------   -------   ------------

* Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Large Cap Opportunity Fund.
** Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights




                                                Fifth Third Quality Growth Fund
                                                           Institutional Shares

                                                                Six Months
                                                                   Ended       Year Ended July 31,
                                                                January 31,   -------------------    Period Ended
                                                                   2002          2001       2000    July 31, 1999*
                                                               -----------    --------   --------   --------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                            $  18.48      $  26.24   $  23.37      $  19.45
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                 --            --      (0.02)        (0.02)
  Net realized and unrealized gains/(losses) from investments
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                 (0.16)        (4.85)      4.04          5.87
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                 (0.59)        (2.91)     (1.17)        (1.95)
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                              (0.59)        (2.91)     (1.17)        (1.95)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  17.73      $  18.48   $  26.24      $  23.37
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                               (0.98%)(a)   (19.93%)   17.82 %        32.08%(a)
--------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  -----------    --------   --------   --------------
Ratios/Supplemental Data
Net assets at end of period (000's)                             $778,315      $716,251   $814,820      $583,753
Ratios of expenses to average net assets                            1.05%(b)     1.02 %     1.00 %         1.00%(b)
Ratios of net investment income/(loss) to average net assets       (0.20%)(b)   (0.22 %)   (0.10 %)       (0.10%)(b)
Ratio of expenses to average net assets(c)                          1.05%(b)     1.02 %     1.03 %         1.05%(b)
Portfolio turnover(d)                                                11 %          20 %       21 %          34 %
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                  Fifth Third Equity Index Fund
                                                            Institutional Shares

                               Six Months
                                  Ended         Period                  Year Ended December 31,
                               January 31,       Ended     -------------------------------------------------
                                  2002          2001(c)       2000      1999      1998      1997      1996
                              -----------    --------      --------   --------  --------  --------  --------
                               (Unaudited)
Per Share Data
Net asset value, beginning
 of period                     $  23.11      $  25.18      $  28.31   $  24.24  $  19.14  $  14.71  $  12.56
-------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income/
   (loss)                          0.09          0.12          0.22       0.24      0.24      0.25      0.26
  Net realized and
   unrealized gains (losses)
   on investments, futures
   contracts and foreign
   currency translations          (1.52)        (2.08)        (2.81)      4.68      5.14      4.50      2.47
-------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                     (1.43)        (1.96)        (2.59)      4.92      5.38      4.75      2.73
-------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  Net investment income           (0.10)        (0.11)        (0.22)     (0.24)    (0.24)    (0.25)    (0.26)
  Net realized gains on
   investments, futures
   contracts and foreign
   currency translations             --            --         (0.32)     (0.61)    (0.04)    (0.07)    (0.32)
-------------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                  (0.10)        (0.11)        (0.54)     (0.85)    (0.28)    (0.32)    (0.58)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                        $  21.58      $  23.11      $  25.18   $  28.31  $  24.24  $  19.14  $  14.71
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return                      (6.16%)(a)    (7.83%)(a)   (9.30 %)   20.55 %   28.26 %   32.55 %   22.18 %
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
 (000's)                       $772,998      $822,909      $860,647   $875,780  $771,147  $590,241  $243,438
Ratios of expenses to average
 net assets                        0.41%(b)      0.40%(b)     0.40 %     0.42 %    0.42 %    0.43 %    0.49 %
Ratio of net investment
 income/(loss) to average
 net assets                        1.04%(b)      0.86%(b)     0.80 %     0.92 %    1.10 %    1.44 %    1.91 %
Ratio of expenses to average
 net assets*                       0.56%(b)      0.53%(b)     0.53 %     0.54 %    0.55 %    0.54 %    0.59 %
Portfolio turnover(d)                2 %           4 %           9 %        9 %      12 %       1 %       2 %
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                Fifth Third Large Cap Core Fund
                                                          Institutional Shares

                                Six Months
                                   Ended             Period              Year Ended December 31,
                                January 31,           Ended -------------------------------------------------
                                   2002             2001(b)    2000      1999      1998      1997      1996
                               -----------    --------      --------   --------  --------  --------  --------
                                (Unaudited)
Per Share Data
Net asset value, beginning of
 period                         $  15.17      $  16.84      $  20.42   $  18.03  $  15.55  $  13.90  $  13.25
--------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income/
   (loss)                           0.03          0.03          0.07       0.12      0.13      0.25      0.30
  Net realized and unrealized
   gains (losses) on
   investments, futures
   contracts and foreign
   currency translations           (1.03)        (1.43)        (2.24)      3.20      4.03      3.04      2.16
--------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                      (1.00)        (1.40)        (2.17)      3.32      4.16      3.29      2.46
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income            (0.03)        (0.03)        (0.07)     (0.12)    (0.14)    (0.25)    (0.30)
  Net realized gains on
   investments, futures
   contracts and foreign
   currency translations           (0.31)        (0.24)        (1.34)     (0.81)    (1.54)    (1.39)    (1.51)
--------------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                   (0.34)        (0.27)        (1.41)     (0.93)    (1.68)    (1.64)    (1.81)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $  13.83      $  15.17      $  16.84   $  20.42  $  18.03  $  15.55  $  13.90
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total return                       (6.61%)(c)    (8.24%)(c)   (11.25%)   18.79 %   28.07 %   24.14 %   19.47 %
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
 (000's)                        $459,924      $547,524      $624,860   $822,414  $827,828  $697,973  $500,857
Ratios of expenses to average
 net assets                         0.94%(d)      0.93%(d)     0.91 %     0.92 %    0.93 %    0.92 %    0.95 %
Ratio of net investment
 income/(loss) to average net
 assets                            0.60 %(d)      0.40%(d)     0.35 %     0.62 %    0.77 %    1.61 %    2.18 %
Ratio of expenses to average
 net assets*                        0.96%(d)      0.94%(d)     0.92 %     0.93 %    0.94 %    0.93 %    0.95 %
Portfolio turnover(a)                 2 %           5 %          14 %        9 %      20 %      88 %      39 %
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(b)For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
(c)Not annualized.
(d)Annualized.

                Financial Highlights



                                               Fifth Third Multi Cap Value Fund
                                                          Institutional Shares

                                                                           Year Ended
                                                             Year Ended   December 31,
                                                            December 31, --------------   Period Ended
                                                                2001      2000    1999   Dec. 31, 1998*
                                                            ------------ ------  ------  --------------
Per Share Data
Net asset value, beginning of period                          $ 18.64    $17.52  $15.92      $15.92
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05      0.28    0.25          --
  Net realized and unrealized gains from investments             1.43      3.88    1.86          --
-------------------------------------------------------------------------------------------------------
  Total from investment operations                               1.48      4.16    2.11          --
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                         (0.07)    (0.24)  (0.26)         --
  Net realized gain on investments                              (0.91)    (2.72)  (0.25)         --
  Return of capital                                                --     (0.08)     --          --
-------------------------------------------------------------------------------------------------------
  Total distributions                                           (0.98)    (3.04)  (0.51)         --
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 19.14    $18.64  $17.52      $15.92
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total return                                                    7.91 %    23.78%  13.26%       0.00%(a)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                           $18,069    $  949  $  546          --
Ratios of expenses to average net assets                         1.23%     1.33%   1.33%       1.30%(b)
Ratios of net investment income/(loss)to average net assets     0.59 %     1.41%   1.62%       1.65%(b)
Portfolio turnover(c)                                             80 %     121 %    78 %        118%(b)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

* Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                  Fifth Third Disciplined Large
Cap Value Fund
                                                  Institutional Shares

                                                                              Year Ended July 31,
                                                             Six Months Ended -----------------    Period Ended
                                                             January 31, 2002   2001      2000    July 31, 1999*
                                                             ---------------- -------  --------   --------------
                                                               (Unaudited)
Per Share Data
Net asset value, beginning of period                             $ 13.12      $ 13.22  $  15.19      $  14.79
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.05         0.15      0.21          0.25
  Net realized and unrealized gains/(losses) from
   investments                                                     (0.40)        0.17     (1.11)         1.86
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                 (0.35)        0.32     (0.90)         2.11
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.06)       (0.14)    (0.21)        (0.26)
  Net realized gain on investments                                 (0.53)       (0.28)    (0.86)        (1.45)
-----------------------------------------------------------------------------------------------------------------
  Total distributions                                              (0.59)       (0.42)    (1.07)        (1.71)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                 $ 12.18      $ 13.12  $  13.22      $  15.19
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Total return (excludes sales charge)                             (2.65%)(a)   2.18 %   (5.96 %)       14.63%(a)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $90,063      $92,635  $100,007      $148,525
Ratios of expenses to average net assets:                           1.11%(b)    1.06 %    1.02 %         1.07%(b)
Ratios of net investment income/(loss) to average net assets        0.98%(b)    1.03 %    1.54 %         1.63%(b)
Ratio of expenses to average net assets(c)                          1.13%(b)    1.12 %    1.08 %         1.12%(b)
Portfolio turnover(d)                                                11 %         19 %      37 %          69 %
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ ---------------- -------  --------   --------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                      Fifth Third Balanced Fund
                                                             Institutional
                                                             Shares

                                                                         Year Ended July 31,
                                                       Six Months Ended  -------------------   Period Ended
                                                      January 31, 2002**    2001      2000    July 31, 1999*
                                                      ------------------ --------   --------  --------------
                                                         (Unaudited)
Per Share Data
Net asset value, beginning of period                       $  13.39      $  17.39   $  16.13     $  14.60
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.06          0.18       0.23         0.22
  Net realized and unrealized gains/(losses) from
   investments                                                (0.17)        (1.97)      2.60         2.27
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                            (0.11)        (1.79)      2.83         2.49
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                       (0.09)        (0.21)     (0.23)       (0.22)
  Net realized gain on investments                            (0.20)        (2.00)     (1.34)       (0.74)
-------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.29)        (2.21)     (1.57)       (0.96)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.04      $  13.39   $  17.39     $  16.13
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                          (0.47%)(a)   (11.64%)   18.60 %       17.63%(a)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                        $230,629      $211,221   $171,923     $139,616
Ratios of expenses to average net assets                       1.06%(b)     1.01 %     1.00 %        1.00%(b)
Ratios of net investment income/(loss) to average net
 assets                                                        1.18%(b)     1.48 %     1.55 %        1.54%(b)
Ratio of expenses to average net assets(c)                     1.09%(b)      1.07%      1.06%        1.04%
Portfolio turnover(d)                                           32 %          77 %      122 %        128 %
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the Balanced Fund, Institutional shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 1.16% to 1.18%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
(a)Not annualized.
(b)Annualized.
(c)During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                          Fifth Third International Equity Fund
                                                           Institutional Shares

                                                             Period Ended    Year Ended July 31,  Period Ended
                                                             January 31,     -------------------    July 31,
                                                                 2002           2001      2000       1999*
                                                             ------------    --------   --------  ------------
                                                             (Unaudited)
Per Share Data
Net asset value, beginning of period                           $   9.04      $  12.70   $  12.80    $  10.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.01          0.13       0.07        0.09
  Net realized and unrealized gains/(losses) from
   investments                                                    (0.89)        (2.17)      1.01        2.52
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                (0.88)        (2.04)      1.08        2.61
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                           (0.11)           --         --       (0.24)
  Net realized gain on investments                                   --         (1.62)     (1.18)      (0.07)
----------------------------------------------------------------------------------------------------------------
  Total distributions                                             (0.11)        (1.62)     (1.18)      (0.31)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   8.05      $   9.04   $  12.70    $  12.80
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                              (9.81%)(a)   (17.61%)    8.29 %      25.02%(a)
----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ ------------    --------   --------  ------------
Ratios/Supplemental Data
Net assets at end of period (000's)                            $147,443      $154,950   $208,383    $172,388
Ratios of expenses to average net assets                           1.36%(b)     1.48 %     1.45 %       1.50%(b)
Ratios of net investment income/(loss) to average net assets      (0.53%)(b)    0.98 %     0.55 %       0.67%(b)
Portfolio turnover(c)                                               10 %          42 %       86 %        42 %
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from October 9, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                             Fifth Third International GDP Fund
                                                        Institutional Shares

                        Period
                         Ended         Period                  Year Ended December 31,
                      January 31,       Ended     -------------------------------------------------
                         2002          2001(c)       2000      1999      1998      1997      1996
                     -----------    --------      --------   --------  --------  --------  --------
                      (Unaudited)
Per Share Data
Net asset value,
 beginning of period  $  12.91      $  15.67      $  19.45   $  15.91  $  14.89  $  14.75  $  14.18
----------------------------------------------------------------------------------------------------
Income from
 investment
 operations:
 Net investment
   income/(loss)          0.06          0.10          0.09       0.11      0.14      0.11      0.13
 Net realized and
   unrealized gains
   (losses) on
   investments,
   futures
   contracts and
   foreign currency
   translations          (1.67)        (2.82)        (3.42)      4.20      2.48      0.26      0.70
----------------------------------------------------------------------------------------------------
 Total from
   investment
   operations            (1.67)        (2.72)        (3.33)      4.31      2.62      0.37      0.83
----------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
 Net investment
   income                (0.07)        (0.04)        (0.06)     (0.12)    (0.19)    (0.15)    (0.12)
 Net realized gains
   on investments,
   futures
   contracts and
   foreign currency
   translations          (0.48)           --         (0.39)     (0.65)    (1.41)    (0.08)    (0.14)
----------------------------------------------------------------------------------------------------
 Total dividends
   and distributions     (0.55)        (0.04)        (0.45)     (0.77)    (1.60)    (0.23)    (0.26)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net asset value,
 end of period        $  10.75      $  12.91      $  15.67   $  19.45  $  15.91  $  14.89  $  14.75
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Total return            (12.74%)(a)   (17.38%)(a)   (17.41%)   28.30 %   17.92 %    2.54 %    5.87 %
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
Net assets, end of
 period (000's)       $347,447      $472,951      $587,107   $579,650  $528,500  $492,598  $387,799
Ratios of expenses
 to average net
 assets                   1.04%(b)      1.02%(b)     1.00 %     1.02 %    1.05 %    1.05 %    1.09 %
Ratio of net
 investment income
 (loss) to average
 net assets              (0.21%)(b)     1.28%(b)     0.47 %     0.72 %    0.87 %    0.80 %    0.97 %
Ratio of expenses
 to average net
 assets*                  1.07%(b)      1.02%(b)     1.01 %     1.03 %    1.06 %    1.06 %    1.09 %
Portfolio
 turnover(d)                4 %          22 %           7 %        8 %      22 %       3 %      13 %
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                     Fifth Third Worldwide Fund
                                                           Institutional Shares

                                                                               Year Ended
                                                                Year Ended    December 31,    Period Ended
                                                               December 31, ----------------    Dec. 31,
                                                                   2001       2000     1999      1998*
                                                               ------------ -------   ------  ------------
Per Share Data
Net asset value, beginning of period                             $ 14.23    $ 19.30   $13.30     $10.38
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.01)     (0.12)    0.03      (0.11)
  Net realized and unrealized gains/(losses) from investments      (1.64)     (2.00)    6.78       3.76
------------------------------------------------------------------------------------------------------------
  Total from investment operations                                 (1.65)     (2.12)    6.81       3.65
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                 (0.11)     (2.95)   (0.81)     (0.73)
  Return of Capital                                                (0.00)**      --       --         --
------------------------------------------------------------------------------------------------------------
  Total distributions                                              (0.11)     (2.95)   (0.81)     (0.73)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 12.47    $ 14.23   $19.30     $13.30
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total return                                                      (11.53%)   (12.16%)  51.29%     35.24%(a)
------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------  ------------ -------   ------  ------------
Ratio/Supplemental Data
Net assets at end of period (000's)                              $ 2,709    $ 1,232   $1,230     $    9
Ratios of expenses to average net assets                            1.42%     1.44 %   1.42 %      2.13%(b)
Ratio of net investment income/(loss) to average net assets        (0.26%)    (0.63%)  0.01 %     (0.60%)(b)
Portfolio turnover(c)                                               974 %      1204%    1172%      2792%(b)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
**  Amount less than $0.005 per share.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the expenses of shares issued.

                Financial Highlights



                                              Fifth Third Strategic Income Fund
                                                        Institutional Shares

                                                                               Year Ended
                                                                Year Ended    December 31,   Period Ended
                                                               December 31, --------------     Dec. 31,
                                                                   2001      2000     1999      1998*
                                                               ------------ ------  ------   ------------
Per Share Data
Net asset value, beginning of period                              $ 9.96    $ 9.23  $10.62      $11.31
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.69      0.78    0.87        0.33
  Net realized and unrealized gains/(losses) from investments       0.59      0.70   (1.43)      (0.50)
----------------------------------------------------------------------------------------------------------
  Total from investment operations                                  1.28      1.48   (0.56)      (0.17)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.67)    (0.75)  (0.83)      (0.33)
  Net realized gain on investments                                    --        --      --       (0.19)
  Return of Capital                                                (0.00)**     --      --          --
----------------------------------------------------------------------------------------------------------
  Total distributions                                              (0.67)    (0.75)  (0.83)      (0.52)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.57    $ 9.96  $ 9.23      $10.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total return                                                       13.12%    16.52%  (5.61%)      3.54%(a)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                               $3,142    $3,349  $2,540      $  426
Ratios of expenses to average net assets                            1.26%     1.35%   1.41%       1.37%(b)
Ratios of net investment income/(loss) to average net assets        6.62%     8.03%   8.37%       7.02%(b)
Portfolio turnover(c)                                                 34%       48%     51%         59%(b)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

* Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
**  Amount less than $0.005 per share.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights




                                       Fifth Third Michigan Municipal Bond Fund
                                                   Institutional Shares

                                  Six Months
                                     Ended                                Year Ended December 31,
                                  January 31,   Period Ended  -----------------------------------------------
                                     2002         2001(c)       2000     1999      1998      1997      1996
                                  -----------   ------------  -------  --------  --------  --------  --------
                                  (Unaudited)
Per Share Data
Net asset value, beginning of
 period                             $ 10.25       $ 10.10     $  9.93  $  10.27  $  10.21  $  10.08  $  10.12
--------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income                0.20          0.24        0.43      0.41      0.40      0.41      0.39
  Net realized and unrealized
   gains (losses) on investments
   and futures contracts               0.07          0.16        0.18     (0.34)     0.08      0.13     (0.04)
--------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                          0.27          0.40        0.61      0.07      0.48      0.54      0.35
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income               (0.20)        (0.24)      (0.43)    (0.41)    (0.41)    (0.41)    (0.39)
  Net realized gains on
   investments and futures
   contracts                          (0.05)        (0.01)      (0.01)       --     (0.01)       --        --
--------------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                      (0.25)        (0.25)      (0.44)    (0.41)    (0.42)    (0.41)    (0.39)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $ 10.27       $ 10.25     $ 10.10  $   9.93  $  10.27  $  10.21  $  10.08
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total return                           2.62%(a)      4.01%       6.31%     0.67%     4.75%     5.52%     3.51%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)   $83,275       $80,556     $87,926  $102,608  $117,957  $111,735  $152,623
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets*                               0.69%(b)      0.69%(b)    0.68%     0.71%     0.69%     0.69%     0.70%
Ratio of net investment income/
 (loss) to average net assets          3.75%(b)      4.00%(b)    4.17%     3.98%     3.97%     4.04%     3.83%
Ratio of expenses to average net
 assets*                               0.75%(b)      0.71%(b)    0.69%     0.72%     0.70%     0.70%     0.70%
Portfolio turnover rate(d)               17%           19%         36%       14%       51%       13%       24%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 3.99% to 4.00%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                           Fifth Third Ohio Municipal Bond Fund
                                                      Institutional Shares

                                                                Six Months
                                                                   Ended      Year Ended July 31, Period Ended
                                                                January 31,   ------------------    July 31,
                                                                   2002         2001      2000       1999*
                                                               -------------  --------  --------  ------------
                                                               (Unaudited)**
Per Share Data
Net asset value, beginning of period                             $  10.27     $   9.88  $  10.02    $  10.33
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.20         0.41      0.41        0.41
  Net realized and unrealized gains/(losses) from investments        0.02         0.39     (0.12)      (0.24)
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                   0.22         0.80      0.29        0.16
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                             (0.20)       (0.41)    (0.41)      (0.41)
Net realized gain on investments                                       --           --     (0.02)      (0.06)
----------------------------------------------------------------------------------------------------------------
  Total distributions                                               (0.20)       (0.41)    (0.43)      (0.47)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  10.29     $  10.27  $   9.88    $  10.02
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                                 2.13%(a)     8.28%     3.01%       1.48%(a)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $168,258     $166,802  $166,623    $182,679
Ratios of expenses to average net assets:                            0.79%(b)     0.76%     0.76%       0.82%(b)
Ratios of net investment income/(loss) to average net assets         4.00%(b)     4.09%     4.15%       3.81%(b)
Ratio of expenses to average net assets (c)                          0.82%(b)     0.82%     0.80%       0.87%(b)
Portfolio turnover(d)                                                  15%          26%       26%         47%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the Ohio Municipal Bond Fund, Institutional shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
(a) Not annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                Fifth Third Municipal Bond Fund
                                                          Institutional Shares

                                   Six Months
                                      Ended                                Year Ended December 31,
                                   January 31,   Period Ended -------------------------------------------------
                                      2002         2001(c)      2000       1999      1998      1997      1996
                                  -----------    ------------ --------  --------   --------  --------  --------
                                   (Unaudited)
Per Share Data
Net asset value, beginning of
 period                            $  10.75        $  10.68   $   9.95  $  10.75   $  10.65  $  10.27  $  10.49
----------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income                0.22            0.26       0.47      0.45       0.44      0.45      0.46
  Net realized and unrealized
   gains (losses) on
   investments and futures
   contracts                             --            0.12       0.73     (0.79)      0.15      0.41     (0.06)
----------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                          0.22            0.38       1.20     (0.34)      0.59      0.86      0.40
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income               (0.22)          (0.26)     (0.47)    (0.45)     (0.44)    (0.45)    (0.46)
  Net realized gains on
   investments and futures
   contracts                          (0.25)          (0.05)        --     (0.01)     (0.05)    (0.03)    (0.16)
----------------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                      (0.17)          (0.31)     (0.47)    (0.46)     (0.49)    (0.48)    (0.62)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $  10.50        $  10.75   $  10.68  $   9.95   $  10.75  $  10.65  $  10.27
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total return                           2.09%(a)        3.66%     12.40%    (3.26%)     5.71%     8.59%     3.92%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)  $117,381        $125,382   $133,184  $122,052   $128,232  $116,652  $109,948
Ratios of expenses to average
 net assets                           (0.80%)(b)       0.79%      0.78%     0.82%      0.81%     0.79%     0.82%
Ratio of net investment
 income/(loss) to average net
 assets                                4.01%(b)        4.21%      4.61%     4.32%      4.16%     4.32%     4.38%
Ratio of expenses to average net
 assets*                               0.85(b)         0.81%      0.79%     0.83%      0.82%     0.80%     0.82%
Portfolio turnover(d)                    43%             89%       119%      109%        53%       16%       40%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00) and increase the ratio of net investment income to average net assets from 4.20% to 4.21%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                          Fifth Third Bond Fund
                                                           Institutional Shares

                               Period Ended                               Year Ended December 31,
                               January 31,    Period Ended   -------------------------------------------------
                                   2002         2001(c)        2000       1999      1998      1997      1996
                               ------------   ------------   --------  --------   --------  --------  --------
                               (Unaudited)
Per Share Data
Net asset value, beginning of
 period                          $   9.97       $   9.72     $   9.27  $  10.33   $  10.33  $  10.16  $  10.84
---------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income              0.34           0.28         0.61      0.60       0.65      0.68      0.66
  Net realized and unrealized
   gains (losses) on
   investments                      (0.21)          0.31         0.45     (1.05)      0.27      0.34     (0.56)
---------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                        0.13           0.59         1.06     (0.45)      0.92      1.02      0.10
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income             (0.28)         (0.34)       (0.61)    (0.60)     (0.65)    (0.68)    (0.75)
  Net realized gains on
   investments                         --             --           --     (0.01)     (0.24)    (0.20)    (0.03)
---------------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                    (0.28)         (0.34)       (0.61)    (0.61)     (0.89)    (0.88)    (0.78)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $   9.82       $   9.97     $   9.72  $   9.27   $  10.33  $  10.30  $  10.16
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Total return                         1.30%(a)       6.19%(a)    11.91%    (4.41)%     9.29%    10.55%     1.19%
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
 (000's)                         $436,586       $281,795     $295,093  $295,017   $231,017  $229,778  $240,060
Ratios of expenses to average
 net assets                          0.82%(b)       0.83%(b)     0.82%     0.83%      0.83%     0.82%     0.83%
Ratio of net investment
 income/(loss) to average net
 assets                              4.75%(b)       4.87%(b)     6.51%     6.25%      6.25%     6.65%     6.57%
Ratio of expenses to average
 net assets*                         0.84%(b)       0.84%(b)     0.82%     0.84%      0.84%     0.83%     0.83%
Portfolio turnover(d)                 106%           131%         135%       90%       108%       84%      102%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to decrease net investment income per share by ($0.02), increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.21% to 4.87%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                 Fifth Third Intermediate
                                                 Municipal Bond Fund
                                                 Institutional Shares

                                Six Months
                                   Ended        Period                  Year Ended December 31,
                                January 31,      Ended     -------------------------------------------------
                                   2002         2001(c)      2000       1999      1998      1997      1996
                               -----------    --------     --------  --------   --------  --------  --------
                                (Unaudited)
Per Share Data
Net asset value, beginning of
 period                         $  10.78      $  10.63     $  10.20  $  10.76   $  10.68  $  10.42  $  10.52
-------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income             0.19          0.27         0.46      0.44       0.45      0.45      0.44
  Net realized and unrealized
   gains (losses) on
   investments and futures
   contracts                        0.06          0.16         0.43     (0.55)      0.11      0.26     (0.08)
-------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                       0.25          0.43         0.89     (0.11)      0.56      0.71      0.36
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income            (0.20)        (0.26)       (0.46)    (0.44)     (0.45)    (0.45)    (0.46)
  Net realized gains on
   investments and futures
   contracts                       (0.24)        (0.02)          --     (0.01)     (0.03)       --        --
-------------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                   (0.44)        (0.28)       (0.46)    (0.45)     (0.48)    (0.45)    (0.46)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $  10.59      $  10.78     $  10.63  $  10.20   $  10.76  $  10.68  $  10.42
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return                        2.28%(a)      4.06%(a)     8.99%    (1.01)%     5.37%     7.07%     3.41%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
 (000's)                        $362,039      $237,929     $256,926  $302,948   $296,484  $275,641  $285,674
Ratios of expenses to average
 net assets                         0.74%(b)      0.74%(b)     0.72%     0.73%      0.73%     0.72%     0.73%
Ratio of net investment
 income/(loss) to average net
 assets                             3.66%(b)      4.29%(b)     4.43%     4.22%      4.22%     4.31%     4.34%
Ratio of expenses to average
 net assets*                       (0.80)%(b)     0.74%(b)     0.73%     0.74%      0.74%     0.73%     0.73%
Portfolio turnover(d)                 30%           36%          59%       63%        40%       23%       35%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00) and increase the ratio of net investment income to average net assets from 4.25% to 4.29%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights




                                             Fifth Third Intermediate Bond Fund
                                                           Institutional Shares

                           Six Months      Period                  Year Ended December 31,
                           January 31,      Ended     -------------------------------------------------
                              2002         2001(2)      2000       1999      1998      1997      1996
                           -----------   --------     --------  --------   --------  --------  --------
                           (Unaudited)
Per Share Data
Net asset value, beginning
 of period                  $   9.90     $   9.66     $   9.37  $  10.06   $   9.90  $   9.76  $  10.12
--------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.34         0.25         0.60      0.56       0.58      0.59      0.60
  Net realized and
   unrealized gains
   (losses) on
   investments                 (0.11)        0.32         0.29     (0.68)      0.16      0.14     (0.32)
--------------------------------------------------------------------------------------------------------
  Total from investment
   operations                   0.23         0.57         0.89     (0.12)      0.74      0.73      0.28
--------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  Net investment income        (0.26)       (0.33)       (0.60)    (0.57)     (0.58)    (0.59)    (0.64)
--------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions               (0.26)       (0.33)       (0.60)    (0.57)     (0.58)    (0.59)    (0.64)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $   9.87     $   9.90     $   9.66  $   9.37   $  10.06  $   9.90  $   9.76
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total return                    2.34%(a)     6.16%(a)     9.74%    (1.22)%     7.65%     7.80%     3.01%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
Net assets, end of period
 (000's)                    $820,267     $663,571     $714,445  $843,520   $885,580  $762,740  $769,395
Ratios of expenses to
 average net assets             0.77%(b)     0.78%(b)     0.76%     0.77%      0.76%     0.75%     0.77%
Ratio of net investment
 income/(loss) to average
 net assets                     4.57%(b)     4.52%(b)     6.29%     5.83%      5.77%     6.03%     6.18%
Ratio of expenses to
 average net assets*            0.80%(b)     0.78%(b)     0.77%     0.78%      0.77%     0.76%     0.78%
Portfolio turnover(d)            110%         141%         168%       84%       106%      114%      135%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to decrease net investment income per share by ($0.03), increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 4.97% to 4.52%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                        Fifth Third Short Term
                                                        Bond Fund
                                                        Institutional Shares

                           Six Months
                              Ended                                  Year Ended December 31,
                           January 31,   Period Ended   ------------------------------------------------
                              2002         2001(c)        2000      1999      1998      1997      1996
                           -----------   ------------   --------  --------  --------  --------  --------
                           (Unaudited)
Per Share Data
Net asset value, beginning
 of period                  $   9.83       $   9.66     $   9.48  $   9.77  $   9.75  $   9.75  $   9.96
---------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.25           0.26         0.57      0.53      0.56      0.61      0.61
  Net realized and
   unrealized gains
   (losses) on
   investments                  0.01           0.23         0.18     (0.29)     0.02        --     (0.21)
---------------------------------------------------------------------------------------------------------
  Total from investment
   operations                   0.26           0.49         0.75      0.24      0.58      0.61      0.40
---------------------------------------------------------------------------------------------------------
Distributions to
 shareholders:
  Net investment income        (0.25)         (0.32)       (0.57)    (0.53)    (0.56)    (0.61)    (0.61)
  Total dividends and
   distributions               (0.25)         (0.32)       (0.57)    (0.53)    (0.56)    (0.61)    (0.61)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $   9.84       $   9.83     $   9.66  $   9.48  $   9.77  $   9.75  $   9.75
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total return                    2.66%(a)       5.29%(a)     8.12%     2.50%     6.14%     6.42%     4.22%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
Net assets, end of period
 (000's)                    $259,050       $233,444     $169,790  $172,204  $139,229  $139,739  $235,430
Ratios of expenses to
 average net assets             0.75%(b)       0.74%(b)     0.73%     0.75%     0.76%     0.72%     0.70%
Ratio of net investment
 income/(loss) to
 average net assets             4.33%(b)       4.48%(b)     6.03%     5.56%     5.74%     6.04%     6.17%
Ratio of expenses to
 average net assets*            0.76%(b)       0.75%(b)     0.74%     0.76%     0.77%     0.73%     0.70%
Portfolio turnover(d)             50%            56%          73%       60%       72%       89%       32%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to decrease net investment income per share by ($0.02), increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets from 4.93% to 4.48%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.

                Financial Highlights



                                                               Fifth Third U.S.
                                                           Government Bond Fund
                                                     Institutional Shares

                                                               Six Months Ended Year Ended July 31, Period Ended
                                                                 January 31,    ------------------    July 31,
                                                                     2002        2001**     2000       1999*
                                                               ---------------- -------   -------   ------------
                                                                 (Unaudited)
Per Share Data
Net asset value, beginning of period                               $ 10.06      $  9.54   $  9.64     $  9.89
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.22         0.51      0.51        0.46
  Net realized and unrealized gains/(losses) from investments         0.07         0.52     (0.10)      (0.22)
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                    0.29         1.03      0.41        0.24
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                              (0.22)       (0.51)    (0.51)      (0.49)
  Total distributions                                                (0.22)       (0.51)    (0.51)      (0.49)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.13      $ 10.06   $  9.54     $  9.64
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                                  2.93%(a)    11.10%     4.34%       2.43%(a)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets at end of period (000's)                                $51,707      $48,770   $45,139     $42,239
Ratios of expenses to average net assets:                             0.79%(b)     0.74%     0.72%       0.75%(b)
Ratios of net investment income/(loss) to average net assets          4.29%(b)     5.20%     5.24%       4.80%(b)
Ratio of expenses to average net assets(c)                            0.20%(b)     0.24%     0.22%       0.28%(b)
Portfolio turnover(d)                                                   70%          77%       46%         93%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the U.S. Government Bond Fund, Institutional shares was to increase net investment securities income per share by $0.00, decrease net realized and unrealized gains and losses per share by ($0.00), and increase the ratio of net investment income to average net assets from 4.23% to 4.29%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
(a) Not annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                   [THIS PAGE IS INTENTIONALLY LEFT BLANK]-

Addresses
----------------------------------------------------------------------------------------

Fifth Third Funds                              Fifth Third Funds
Stock and Bond Mutual Funds                    3435 Stelzer Road
Asset Allocation Funds                         Columbus, Ohio 43219
Institutional Shares
----------------------------------------------------------------------------------------

Investment Advisor                             Fifth Third Asset Management Inc.
                                               38 Fountain Square Plaza
                                               Cincinnati, Ohio 45263
----------------------------------------------------------------------------------------

Investment Advisor                             Heartland Capital Management, Inc.
(Large Cap Opportunity Fund only)              251 North Illinois Street
                                               Suite 300
                                               Indianapolis, Indiana 46204
----------------------------------------------------------------------------------------

Sub-Advisor                                    Morgan Stanley Investment Management Inc.
(International Equity Fund only)               1221 Avenue of the Americas
                                               New York, New York 10020
----------------------------------------------------------------------------------------

Distributor                                    Fifth Third Funds Distributor, Inc.
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
----------------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend Disbursing
  Agent, and Administrator                     Fifth Third Bank
                                               38 Fountain Square Plaza
                                               Cincinnati, Ohio 45263
----------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant      BISYS Fund Services Limited Partnership
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
----------------------------------------------------------------------------------------

Sub-Transfer Agent                             BISYS Fund Services Ohio, Inc.
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
----------------------------------------------------------------------------------------

Independent Auditors                           PricewaterhouseCoopers LLP
                                               100 East Broad Street
                                               21st Floor
                                               Columbus, Ohio 43215
----------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

 You can get free copies of annual and semi-annual reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

                               Fifth Third Funds
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                           Telephone: 1-800-282-5706
                         Internet: http://www.53.com*
              *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:
.. For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.
.. At no charge from the Commission's Website at http://www.sec.gov.

[LOGO] Fifth Third Funds

STBD-I-02 (08/02)  Investment Company Act file no. 811-5669.

   [LOGO] Fifth Third Funds

--------------------------------------------------------------------------------
                                    [GRAPHIC]

                                       [artwork]

   Fifth Third Funds

   Stock and Bond Mutual Funds
   Money Market Mutual Funds
   Advisor Shares
       [LOGO] Working hard to build your wealth!
----------------------------

   Prospectus
   August 1, 2002

   The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                Fifth Third Funds
                Stock and Bond Mutual Funds
                Money Market Mutual Funds
                Advisor Shares                                Table of Contents


Overview

This section provides important information about each of the stock, bond, and money market funds (the "Funds"), each a separate series of Fifth Third Funds, including:
.. the investment objective
.. principal investment strategies
.. principal risks, and
.. volatility and performance information

All funds are managed by Fifth Third Asset Management Inc.

Like all mutual funds (other than money market and stable value funds), share prices of the Funds may rise and fall in value and you could lose money. There is no guarantee that any Fund will achieve its objective.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

Objectives, Strategies and
Risks
-------------------------------
          Equity Funds
Micro Cap Value Fund            2
Small Cap Growth Fund           4
Mid Cap Growth Fund             6
Technology Fund                 8
Quality Growth Fund            11
Equity Index Fund              13
Multi Cap Value Fund           15
Worldwide Fund                 17
          Hybrid Funds
Balanced Fund                  20
Strategic Income Fund          23
           Bond Funds
Municipal Bond Fund            26
Bond Fund                      28
       Money Market Funds
Prime Money Market Fund        30

Shareholder Fees and Expenses
--------------------------------
Fee Tables                     32
Expense Examples               37

Additional Information About
 the Funds' Investments        39
----------------------------------

Fund Management
----------------------------------
Investment Advisors            46
Portfolio Managers             47

Shareholder Information
--------------------------------
Purchasing and Selling Fund
 Shares                        51
Purchasing and Adding to Your
 Shares                        51
Selling Your Shares            52
Redemptions Within 15 Days of
 Initial Investment            53
Closing of Small Accounts      53
Exchanging Your Shares         53
Distribution
 Arrangements/Sales Charges
 for Stock, Bond, and Money
 Market Funds                  53
Dividends and Capital Gains    54
Taxation                       54

Financial Highlights           56
----------------------------------

                Fifth Third Micro Cap Value Fund


                                                    [GRAPHIC]






Fundamental Objective           Capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies whose equity securities have a total market value under
                                $300,000,000 at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions (e.g., purchases of a company's shares by its officers and/or major shareholders) and the growth of earnings.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on
 An investment in the Fund      changes in a company's activities and financial condition and in overall
 is not a deposit of Fifth      market and financial conditions. The smaller companies in which the
 Third Bank or any other        Fund invests are especially sensitive to these factors and therefore may be
 bank and is not insured or     subject to greater share price fluctuations than other companies. Also,
 guaranteed by the FDIC or      securities of these smaller companies are often less liquid, thus possibly
 any other government           limiting the ability of the Fund to dispose of such securities when the
 agency.                        Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

                                The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-
                                earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                Fifth Third Micro Cap Value Fund


                                                    [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                                           [CHART]
indication of the risks of an investment
in the Fund by showing its performance   Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
from year to year and over time, as well
as compared to a broad-based securities                        1999    2000     2001
index. The Russell 2000(R) Value Index                         ----    ----     ----
is an unmanaged index generally                              21.08%  (1.21)%  22.22%
representative of the performance of the
small capitalization stock market as a
whole. The Lipper Small Cap Value
Index is an equal weighted index of
mutual funds that invest 75% or more
of their assets in companies with a
market capitalization less than 250% of
the S&P Small Cap 600 Index median
capitalization.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q2 1999      21.21%
                         Worst quarter:              Q3 2001     -15.00%
                         Year to Date Return (1/1/02 to 6/30/02)  10.57%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                    Inception Date Past Year Since Inception
                                    ----------------------------------------
    Advisor Shares/1/                   2/1/98      22.22%       9.35%
                                    ----------------------------------------
                                                             (Since 2/1/98)
    Russell 2000(R) Value Index*                     2.49%       4.62%
                                    ----------------------------------------
                                                             (Since 2/1/98)
    Lipper Small Cap Value Index**                  17.20%       7.29%
   -------------------------------------------------------------------------

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.
* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.
** The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

                Fifth Third Small Cap Growth Fund
                (Formerly the Kent Small Company Growth Fund)

                                                                    [GRAPHIC]






Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of a diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets.
                                Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The
                                Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York
                                Stock Exchange companies.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        The smaller companies in which the Fund invests are especially sensitive
 bank and is not insured or     to these factors and therefore may be subject to greater share price
 guaranteed by the FDIC or      fluctuations than other companies. Also, securities of these smaller
 any other government           companies are often less liquid, thus possibly limiting the ability of the
 agency.                        Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

                                The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Small Cap Growth Fund


                                                      [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                  [CHART]
from year to year and over time, as well
as compared to a broad-based securities  1993     1994     1995     1996     1997     1998     1999    2000     2001
index. The Russell 2000(R) Growth        ------  -------  ------   ------   ------   -------  ------  -------  -------
Index is an unmanaged index generally    16.44%  (0.57%)  23.09%   18.86%   27.31%   (6.57%)  27.34%  (0.89%)  (4.62%)
representative of the performance of the
small capitalization stock market whose
companies have higher price-to-book
ratios and higher forecasted growth
values. The Russell 2000(R) Index is an
unmanaged index of the smallest 2,000
companies in the Russell 3000(R) Index,
as ranked by market capitalizations.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 2001      20.45%
                         Worst quarter:              Q3 1998     -21.32%
                         Year to Date Return (1/1/02 to 6/30/02)  -9.84%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                Inception Date Past Year Past 5 Years Since Inception
                                -----------------------------------------------------
 Advisor Shares/1/                 11/2/92      -4.62%      7.44%         11.17%
                                -----------------------------------------------------
                                                                      (Since 11/1/92)
 Russell 2000(R) Growth Index*                  -9.23%      2.87%          8.36%
                                -----------------------------------------------------
                                                                      (Since 11/1/92)
 Russell 2000(R) Index*                          2.49%      7.52%         11.87%
-------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional Shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses of Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.
* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations. The benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Mid Cap Growth Fund
                (Formerly the Fifth Third Mid Cap Fund)

                                                      [GRAPHIC]





Fundamental Objective           Growth of capital. Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are companies with market capitalizations no larger than 110%, and no smaller than
                                90%, of the market capitalizations of the companies in the Russell Midcap
                                Index(R) (generally, between $500 million and $10 billion).

                                The Fund intends to invest in mid sized companies that have the potential for sustainable long-term revenue and earnings growth at a rate faster than the average company and the overall economy. In searching for these companies, the Advisor considers solid balance sheets, high levels of profitability, strong profit margins and high returns on equity. The
                                Advisor looks for companies which operate in niche markets or in fast growing industries. The Advisor also considers companies which have the potential to pay dividends. The Fund generally selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

                                To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies, many of which pay dividends, small cap companies, as well as convertible securities which pay interest.
                                At the time of investment, those convertible securities are rated investment grade, that is, in the BBB major rating category or higher by Standard &
                                Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks of medium-sized companies can be more sensitive to long market
 bank and is not insured or     declines than larger companies, in part because they generally do not have
 guaranteed by the FDIC or      the financial resources that larger companies have. Generally, growth
 any other government           oriented stocks are sensitive to market movements. The prices of growth
 agency.                        stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

                                Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

                                The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Mid Cap Growth Fund


                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an            Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an
investment in the Fund by showing                                                                  [CHART]
its performance from year to year
and over time, as well as compared   1992   1993   1994    1995      1996    1997   1998    1999    2000    2001
to a broad-based securities index.   ----   ----   ----    ----      ----    ----   ----    ----    ----    ----
The Russell Midcap(R) Growth Index   4.77%  1.14%  1.29%   25.71%   17.30%  32.19%  3.09%  16.43%  6.31%   (6.71)%
is an unmanaged index that
measures the performance of the
800 smallest companies in the
Russell 1000 Index with higher
price-to-book ratios and higher
forecasted growth values. The S&P
MidCap 400 Index is an unmanaged
index generally representative of
the midcap sector of the U.S.
stock market.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate
how the Fund will perform in the
future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      23.04%
                         Worst quarter:              Q3 2001     -22.78%
                         Year to Date Return (1/1/02 to 6/30/02) -20.48%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                  Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                  -------------------------------------------------------------------
 Advisor Shares/1/                    1/1/85      - 6.71%      9.49%        9.55%         13.30%
                                  -------------------------------------------------------------------
                                                                                      (Since 1/1/85)
 Russell Midcap(R) Growth Index*                  -20.15%      9.02%       11.10%         13.10%
                                  -------------------------------------------------------------------
 S&P Mid Cap 400 Index(R)*                        - 0.61%     16.12%       15.02%         17.08%
-----------------------------------------------------------------------------------------------------

/1/ Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.
* The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P Mid Cap 400 Index(R) is an unmanaged index generally representative of the midcap sector of the U.S. stock market. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Technology Fund


                                            [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies.

                                Technology companies are those that are substantially engaged in developing products, processes or services that provide technological advances. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media and information services companies, and biotechnology. They also may include companies in more traditional industries, such as securities brokers and retailers that have extensively used technological advances to develop new or to improve products or processes.

                                The Fund generally takes a growth approach to selecting stocks, looking for established companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as, corporate bonds and government securities.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        The Fund, by concentrating in technology stocks, assumes the risks of
 bank and is not insured or     holding technology stocks. For example, technology stocks tend to:
 guaranteed by the FDIC or
 any other government            . fluctuate in price more widely and rapidly than the market as a whole agency.
                                 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when
                                   technology stocks are out of favor

                                 . decline in price due to sector specific developments

                                 . be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

                                To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, mid cap and small cap stocks tend to be less liquid and more volatile than large cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

                Fifth Third Technology Fund


                                            [GRAPHIC]





  The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks. The Fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

  Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

  To the extent the Fund invests in companies whose shares are being, or recently have been, offered to the public for the first time, the Fund takes on additional risks, including risks associated with inexperienced management, the risk that a liquid secondary trading market may not develop and risks of greater market volatility often associated with the securities sold in initial public offerings.

  Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

                Fifth Third Technology Fund


                                            [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                   Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an investment in
the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well as
compared to a broad-based securities                                                                        2001
index. The Merrill Lynch 100                                                                             --------
Technology Index is an equal-dollar                                                                      (33.58)%
weighted index of 100 stocks designed to
measure the performance of a cross-
section of large, actively traded
technology stocks and ADRs. The Lipper
Science & Technology Index is the
composite performance of the 30 largest
science and technology mutual funds, as
categorized by Lipper Analytical Services,
Inc.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 2001      33.29%
                         Worst quarter:              Q1 2001     -33.72%
                         Year to Date Return (1/1/02 to 6/30/02) -38.38%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                              Inception Date Past Year Since Inception
                                              ----------------------------------------
 Advisor Shares/1/                                6/5/00      -33.58%     -36.37%
                                              ----------------------------------------
                                                                       (Since 6/1/00)
 Morgan Stanley High-Technology 35 Index(R)*                   24.13%     -30.75%
                                              ----------------------------------------
                                                                       (Since 6/1/00)
 Merrill Lynch 100 Technology Index*                          -32.55%     -39.74%
                                              ----------------------------------------
                                                                       (Since 6/1/00)
 Lipper Science & Technology Index*                           -34.72%     -37.00%
--------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Advisor shares reflects the performance of the Class A shares, adjusted to reflect the expenses of Advisor shares.
* The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies.
* The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and ADRs. The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc. The benchmark index for the Technology Fund has changed from the Morgan Stanley High-Technology 35 Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Quality Growth Fund


                                                [GRAPHIC]





Fundamental Objective           Growth of capital. Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of high quality growth companies.

                                High quality growth companies are companies, in the opinion of the
                                Advisor, that offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S.
                                companies with a market capitalization greater than $100 million.

                                To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The
                                Fund reserves the right to invest up to 35% of total assets in those securities. At the time of investment, those securities are rated investment grade, that is, in the BBB major rating category or higher by Standard &
                                Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value and the potential for extended periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks that pay regular dividends provide investors some return of their
 bank and is not insured or     investment, to an extent, supporting the stock's price, even during periods
 guaranteed by the FDIC or      when the prices of equity securities generally are falling. However,
 any other government           dividend-paying stocks, especially those that pay significant dividends, also
 agency.                        tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

                                Generally, growth oriented stocks may be sensitive to market movements.
                                The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

                                Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Quality Growth Fund


                                                [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an               Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an
investment in the Fund by showing its
performance from year to year and                                                                     [CHART]
over time, as well as compared to a
broad-based securities index. The
Standard and Poor's 500 Composite      1992     1993     1994     1995     1995     1997     1998      1999     2000      2001
Stock Price Index(R) (the "S&P 500")   ----     ----     ----     ----     ----     ----     ----      ----     ----      ----
is an unmanaged index of 500 selected  7.68%   (1.21%)  (0.15%)  31.23%    23.45%   32.29%   29.72%   23.24%   (4.27%)  (14.23%)
common stocks, most of which are
listed on the New York Stock Exchange.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate
how the Fund will perform in the
future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      28.07%
                         Worst quarter:              Q3 2001     -17.84%
                         Year to Date Return (1/1/02 to 6/30/02) -22.01%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                    Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                    -------------------------------------------------------------------
 Advisor Shares/1/      1/1/83      -14.23%     11.68%       11.57%         14.47%
                    -------------------------------------------------------------------
                                                                        (Since 1/1/83)
 S&P 500 Index(R)*                  -11.88%     10.70%       12.93%         14.92%
---------------------------------------------------------------------------------------

/1/ Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.
* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                Fifth Third Equity Index Fund
                (Formerly the Kent Index Equity Fund)


                                                    [GRAPHIC]





Fundamental Objective           Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500
                                Composite Stock Price Index(R) ("S&P 500")/1/. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the
                                Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value and the potential for extended periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Indexing is a strategy whereby the Fund attempts to weight its securities to
 bank and is not insured or     match those of a broad-based securities index (the S&P 500) in an
 guaranteed by the FDIC or      attempt to approximate the index's performance. Securities may be
 any other government           purchased, retained and sold by the Fund at times when an actively
 agency.                        managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.
                                There is also a risk that the Fund will not accurately track the S&P 500.
                                Should this occur, the Board of Trustees will act as necessary to bring the
                                Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the
                                Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the
                                S&P 500.

                                There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.


--------------------------------------------------------------------------------
/1/ "S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third Equity Index Fund


                                              [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an investment
in the Fund by showing its performance
from year to year and over time, as well                                 [CHART]
as compared to a broad-based securities
index. The Standard and Poor's 500
Composite Stock Price Index(R) (the      1993     1994     1995     1996     1997     1998     1999     2000       2001
"S&P 500") is an unmanaged index of      ----     ----     ----     ----     ----     ----     ----     ----       ----
500 selected common stocks, most of      8.60%    0.36%   36.41%   21.64%   31.88%   27.64%   19.93%   (9.71%)   (12.67%)
which are listed on the New York Stock
Exchange.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      21.11%
                         Worst quarter:              Q3 2001     -14.84%
                         Year to Date Return (1/1/02 to 6/30/02) -13.46%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                       Inception Date Past Year Past 5 Years Since Inception
                       -----------------------------------------------------
    Advisor Shares/1/     11/2/92      -12.67%      9.75%        12.67%
                       -----------------------------------------------------
                                                             (Since 11/1/92)
    S&P 500 Index(R)*                  -11.88%     10.70%        13.84%
   -------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Index Equity Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.
* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                Fifth Third Multi Cap Value Fund


                                                  [GRAPHIC]






Fundamental Objective           High level of total return (using a combination of capital appreciation and income).

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of multi cap companies. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The
                                Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on
 An investment in the Fund      changes in a company's activities and financial condition and in overall
 is not a deposit of Fifth      market conditions. While the Fund invests in both smaller and larger
 Third Bank or any other        companies, the smaller companies in which the Fund invests are especially
 bank and is not insured or     sensitive to these factors and therefore may be subject to greater share
 guaranteed by the FDIC or      price fluctuations than other companies. Also, securities of these smaller
 any other government           companies are often less liquid, thus possibly limiting the ability of the
 agency.                        Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

                                The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-
                                earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                Fifth Third Multi Cap Value Fund


                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                                           [CHART]
indication of the risks of an investment
in the Fund by showing its performance   Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
from year to year and over time, as well
as compared to two broad-based            1992   1993   1994   1995   1996    1997    1998    1999   2000    2001
securities indices. The Russell 3000(R)   ----   ----   ----   ----   ----    ----    ----    ----   ----    ----
Value Index is an unmanaged index that   13.64% 24.48%  0.64% 22.48% 19.08%  28.20% (8.74)%  12.95% 23.33%   7.47%
measures the performance of those
Russell 3000 Index companies with
lower price-to-book ratios and lower
forecasted growth values. The Lipper
Multicap Value Index is an equal
weighted index of mutual funds that
invest in undervalued securities within
multiple capitalization ranges. The
Russell 3000(R) Index is composed of
3,000 large U.S. companies, as
determined by market capitalization.
This portfolio of securities represents
approximately 98% of the investable
U.S. equity market.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q2 1999      18.60%
                         Worst quarter:              Q3 1998     -21.07%
                         Year to Date Return (1/1/02 to 6/30/02)  -8.75%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                -------------------------------------------------------------------
 Advisor Shares/1/                 9/30/89        7.47%     11.86%       13.78%         13.01%
                                -------------------------------------------------------------------
                                                                                    (Since 10/1/89)
 Russell 3000(R) Value Index*                    -4.33%     11.02%       14.15%         12.57%
                                -------------------------------------------------------------------
                                                                                    (Since 10/1/89)
 Lipper Multicap Value Index**                    1.30%      9.73%       12.31%         11.20%
                                -------------------------------------------------------------------
                                                                                    (Since 10/1/89)
 Russell 3000(R) Index**                        -11.46%     10.14%       12.64%         12.43%
---------------------------------------------------------------------------------------------------

/1 / For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multi Cap Value Fund.
* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.
** The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The benchmark index for the Multi Cap Value Fund has changed from the Russell 3000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]





Fundamental Objective           High level of total return (using a combination of capital appreciation and income) consistent with reasonable risk.

Principal Investment Strategies Under normal circumstances, the Fund invests primarily in other mutual funds that invest in equity securities on a domestic, international and/or global basis. The Fund will structure its portfolio of mutual funds by (i)
                                identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

                                The Fund may invest in index funds and/or leveraged index funds when the Advisor believes that equity prices in general are likely to rise in the near term. Leveraged funds attempt to magnify the results of an investment through the investment in futures contracts and options on securities, future contracts, and stock indices. For example, a leveraged index fund may perform (increase or decrease) at 150% of the index's performance to which it was correlated. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated.

                                The Fund may invest in bear funds and/or leveraged bear funds when the
                                Advisor believes that equity prices in general are likely to decline in the near term. A bear fund has a inverse relationship to the general market and seeks capital appreciation when the market is overvalued. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek profit from anticipated decreases in the indexes to which such funds generally are inversely correlated. Leveraged bear funds attempt to magnify the results of a regular bear fund. For example, a leveraged bear fund may perform (increase or decrease) at 150% of a regular bear fund.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

                                Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends and Capital Gains" below.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund include the risks of investing in other funds which have substantial investments in foreign markets.
 An investment in the Fund   Foreign securities, foreign currencies, and securities issued by U.S. entities
 is not a deposit of Fifth   with substantial foreign operations can involve additional risks relating to
 Third Bank or any other     political, economic, or regulatory conditions in foreign countries. These bank and is not insured or  risks include fluctuations in foreign currencies; withholding or other taxes;
 guaranteed by the FDIC or   trading, settlement, custodial and other operational risks; and the less
 any other government        stringent investor protection and disclosure standards of some foreign
 agency.                     markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S.
                             investments. In addition, foreign markets can perform differently than the
                             U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

                             Because the Fund primarily invests in other mutual funds which invest in equity securities, the Fund is subject to the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions.

                             The Fund may invest in index funds or leveraged funds. If equity prices generally decline while the Fund is invested in an index fund or funds, the
                             Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

                             The Fund may also invest in bear funds or leveraged bear funds. If equity prices generally rise while the Fund is invested in a bear fund or funds, the
                             Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

                             The Fund may invest in a manner that anticipates market trends and market moving events. For example, the Fund may invest in index and leveraged index funds when the Advisor expects the market to increase and investing in bear and leveraged bear funds when the market is anticipated to decrease. These techniques may produce substantial losses where the market behaves in a manner contrary to the Advisor's expectations.

                             The portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund.
                             Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

                             An investor in the Fund will bear not only his proportionate share of the expenses of the Fund, but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses, and other miscellaneous expenses.

                Fifth Third Worldwide Fund


                                          [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                                              [CHART]
indication of the risks of an investment in
the Fund by showing its performance         Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
from year to year and over time, as well as
compared to a broad-based securities         1994   1995   1996   1997   1998   1999   2000     2001
index. The Morgan Stanley Capital            ----   ----   ----   ----   ----   ----   ----     ----
International World Index is an             (3.39)% 14.42% 21.00% 5.47% 35.06% 50.70% (12.38)% (11.86)%
unmanaged index generally representative
of the performance of the equity markets
of 23 developed countries as a whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      27.42%
                         Worst quarter:              Q3 2001     -16.92%
                         Year to Date Return (1/1/02 to 6/30/02)  -9.27%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                    Inception Date Past Year Past 5 Years Since Inception
                                                    -----------------------------------------------------
 Advisor Shares/1/                                     4/30/93      -11.86%     10.64%        10.68%
                                                    -----------------------------------------------------
                                                                                          (Since 5/1/93)
 Morgan Stanley Capital International World Index*                  -16.52%      5.74%         8.87%
---------------------------------------------------------------------------------------------------------

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Laureate Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Worldwide Fund.
* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                Fifth Third Balanced Fund


                                          [GRAPHIC]





Fundamental Objective           Capital appreciation and income.

Principal Investment Strategies Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to
                                75% of total assets in common stocks and convertible preferred stocks and convertible corporate bonds, 25% to 40% of total assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities, and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time. However, the Fund takes a moderate to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

                                The equity position of the Fund tends to be invested in high quality growth companies that are either large or mid-sized. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital, and the quality of its management. While greater emphasis will be placed on larger companies, that is, companies with market capitalizations over $10 billion, the Fund may favor mid-sized companies, that is, companies no larger than 110%, and no smaller than 90%, of the market capitalization of the companies in the Standard & Poor's MidCap 400
                                Index(R)/1/, generally between $500 million and $10 billion, when the
                                Advisor believes that market conditions favor securities of mid-sized companies.

                                The fixed income portion of the Fund tends to be invested in high quality bonds with maturities ranging from overnight to thirty years in length.
                                The Fund will attempt to maintain the average maturity of the bond portion of the Fund from between 5 and 9 years. At the time of investment, the corporate bonds and convertible securities in which the
                                Fund invests are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

--------------------------------------------------------------------------------
/1/ "S&P 400" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third Balanced Fund


                                          [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund include the risks associated with following an asset allocation strategy, such as the risk that the Fund
 An investment in the Fund   will not correctly anticipate the relative performance of the different asset
 is not a deposit of Fifth   classes in which it may invest.
 Third Bank or any other
 bank and is not insured or  To the extent the Fund invests in stocks and convertible securities, it
 guaranteed by the FDIC or   assumes the risks of equity investing, including sudden and unpredictable
 any other government        drops in value and periods of lackluster performance.
 agency.
                             Significant investments in large companies also creates various risks for the
                             Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

                             Generally, growth oriented stocks may be sensitive to market movements.
                             The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

                             Stocks of mid-sized companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

                             Through its investment in bonds, the Fund assumes the risks of bond investing, including the tendency of prices to fall as interest rates rise.
                             That risk is greater for bonds with longer maturities. Less significant is the risk that a bond issuer will default on principal or interest payments.
                             Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Balanced Fund


                                          [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an               Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an
investment in the Fund by showing its                                      [CHART]
performance from year to year and
over time, as well as compared to two
broad-based securities indices. The    1992     1993     1994     1995     1996     1997     1998      1999     2000      2001
Standard and Poor's 500 Composite      ----     ----     ----     ----     ----     ----     ----      ----     ----      ----
Stock Price Index(R) (the "S&P 500")   9.56%    1.51%   (1.32%)  26.30%   13.93%   23.75%   17.59%    14.96%    1.88%    (8.96%)
is an unmanaged index of 500 selected
common stocks, most of which are
listed on the New York Stock
Exchange. The Lehman Brothers
Aggregate Bond Index(R) (the "LBAB
Index") is an unmanaged index
generally representative of the
performance of the bond market as a
whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate
how the Fund will perform in the
future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      17.70%
                         Worst quarter:              Q3 2001     -14.48%
                         Year to Date Return (1/1/02 to 6/30/02) -13.12%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                    Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                    -------------------------------------------------------------------
 Advisor Shares/1/      1/1/83      - 8.96%      9.18%        9.38%         13.77%
                    -------------------------------------------------------------------
                                                                        (Since 1/1/83)
 S&P 500 Index(R)*                  -11.88%     10.70%       12.93%         14.92%
                    -------------------------------------------------------------------
                                                                        (Since 1/1/83)
 LBAB Index(R)**                      8.42%      7.43%        7.23%          9.56%
---------------------------------------------------------------------------------------

/1/ Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.
* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.
** The LBAB Index is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

                Fifth Third Strategic Income Fund


                                                      [GRAPHIC]






Fundamental Objective           High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares.
                                To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

                                The Fund will respond to and attempt to anticipate economic and market trends. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. The Fund may invest in debt securities of any maturity.

                                In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by
                                Standard & Poor's and/or (ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower.
                                Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics.

                                Investments may be made in any diversified closed-end income funds as long as the Fund's total portfolio maintains no more than 20% in securities rated BB or lower. The Fund may consider closed-end funds as a
                                "pass through" security, i.e. it will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-
                                end fund even if the underlying portfolio contains more than 20% in securities rated BB or lower. Such closed-end funds may invest in debt securities of United States or foreign issuers.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities. Prices of debt securities rise and fall in response to interest
 An investment in the Fund      rate changes for similar securities. Generally, when interest rates rise, prices
 is not a deposit of Fifth      of debt securities fall. The net asset value of the Fund may also decrease
 Third Bank or any other        during periods of rising interest rates. An issuer of debt securities may
 bank and is not insured or     default (fail to repay interest and principal when due). If an issuer defaults or
 guaranteed by the FDIC or      the risk of such default is perceived to have increased, the Fund may lose all
 any other government           or part of its investment. The net asset value of the Fund may fall during
 agency.                        periods of economic downturn when such defaults or risk of defaults increase. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

                Fifth Third Strategic Income Fund


                                                      [GRAPHIC]






  Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

  Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

                Fifth Third Strategic Income Fund


                                                      [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                                              [CHART]
indication of the risks of an investment in
the Fund by showing its performance         Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
from year to year and over time, as well as
compared to a broad-based securities        1992   1993    1994     1995   1996    1997   1998    1999    2000    2001
index. The Lehman Intermediate Credit       ----   ----    ----     ----   ----    ----   ----    ----    ----    ----
Index is an unmanaged index generally       7.85%  8.84%  (4.46)%  16.33%  9.31%  11.40%  3.53%  (5.80)%  16.04%  12.64%
representative of the performance of the
bond market as a whole.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:            Q1 1995         6.33%
                         Worst quarter:           Q4 1999        -4.60%
                         Year to Date Return (1/1/02 to 6/30/02)  3.98%
                         ----------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                    Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                    -------------------------------------------------------------------
 Advisor Shares/1/                     3/10/85      12.64%      7.27%         7.31%         7.85%
                                    -------------------------------------------------------------------
                                                                                        (Since 3/1/85)
 Lehman Intermediate Credit Index*                   9.77%      7.15%         7.42%         9.09%
-------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 22, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Income Fund. On October 22, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Strategic Income Fund.
* The Lehman Intermediate Credit Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                Fifth Third Municipal Bond Fund
                (Formerly the Kent Tax-Free Income Fund)


                                                            [GRAPHIC]





Fundamental Objective           Current income that is exempt from federal income tax.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes.
                                The Fund maintains a dollar-weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

                                While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

                                While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the
                                Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise, the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest, and tax risk. The prices of long-term bonds tend to
 Third Bank or any other        be more volatile than the prices of bonds with a shorter remaining
 bank and is not insured or     maturity.
 guaranteed by the FDIC or
 any other government           Generally, the price of a bond moves in the opposite direction from
 agency.                        interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

                                In addition, because revenue bonds [and limited obligation securities] are not general obligations of the issuer, the Fund will have limited recourse in the event of a termination of these securities.

                                Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Municipal Bond Fund


                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an            Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an
investment in the Fund by showing                                                                  [CHART]
its performance from year to year
and over time, as well as compared
to a broad-based securities index.                       1996     1997     1998     1999     2000     2001
The Lehman Brothers Municipal Bond                       ----     ----     ----     ----     ----     ----
Index(R)/ / ("LBMBI") is an                             3.43%    8.05%    5.26%   (3.75%)   11.78%   3.48%
unmanaged index that generally is
representative of the municipal
bonds market.

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate
how the Fund will perform in the
future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:            Q4 2000         4.87%
                         Worst quarter:           Q2 1999        -2.39%
                         Year to Date Return (1/1/02 to 6/30/02)  4.67%
                         ----------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                       Inception Date Past Year Past 5 Years Since Inception
                       -----------------------------------------------------
    Advisor Shares/1/     3/20/95       3.48%      4.85%         5.27%
                       -----------------------------------------------------
                                                             (Since 4/1/95)
    LBMBI(R)*                           5.08%      5.97%         6.52%
   -------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.
* The LBMBI is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                Fifth Third Bond Fund
                (Formerly the Fifth Third Quality Bond Fund and Kent Income Fund)


                                                            [GRAPHIC]





Fundamental Objective           High current income. Capital growth is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in bonds, including U.S. Treasury bills, notes and bonds, securities of U.S.
                                Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. At the time of investment, each of those securities has a remaining maturity or average life of 7 to 20 years. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category by Moody's, or their unrated equivalents.

                                The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity, stated interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise and the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest. The prices of long-term bonds (bonds with a
 Third Bank or any other        remaining maturity of at least 10 years) tend to be more volatile than the
 bank and is not insured or     prices of bonds with a shorter remaining maturity.
 guaranteed by the FDIC or
 any other government           Generally, the price of a bond moves in the opposite direction from
 agency.                        interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The
                                Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

                                From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

                Fifth Third Bond Fund


                                      [GRAPHIC]




Volatility and Performance Information

The bar chart and table provide an                  Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                   [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Lehman Brothers                                     1996     1997     1998     1999     2000     2001
Government/Credit Bond Index and                               ----     ----     ----     ----     ----     ----
the Lehman Brothers Long                                      0.68%   10.04%    8.75%  (4.99%)   11.46%    6.70%
Government/Credit Bond Index are
unmanaged indices comprised of U.S.
Treasury issues, debt of U.S.
Government agencies, corporate debt
guaranteed by the U.S. Government
and all publicly issued, fixed-rate,
nonconvertible investment-grade,
dollar-denominated, SEC-registered
corporate debt.

The returns assume that Fund
distributions have been reinvested. Past performance does not indicate how the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q3 2001       5.10%
                         Worst quarter:             Q1 1996      -3.69%
                         Year to Date Return (1/1/02 to 6/30/02) -3.01%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                      Inception Date Past Year Past 5 Years Since Inception
                                                      -----------------------------------------------------
 Advisor Shares/1/                                       3/20/95       6.70%      6.22%         6.78%
                                                      -----------------------------------------------------
                                                                                            (Since 4/1/95)
 Lehman Brothers Government/Credit Bond Index*                         8.98%      7.09%         7.40%
                                                      -----------------------------------------------------
                                                                                            (Since 4/1/95)
 Lehman Brothers Long Government/Credit Bond Index**                   7.26%      8.05%         9.08%
-----------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Institutional shares of the Kent Income Fund, adjusted to reflect the expenses of Advisor shares. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.
* The Lehman Brothers Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.
** The Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

                Fifth Third Prime Money Market Fund
                (Formerly the Fifth Third Prime Money Market Fund and Kent Money Market Fund)



                                                          [GRAPHIC]





Fundamental Objective           Current income consistent with stability of principal.

Principal Investment Strategies The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less)
                                and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                                The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and
                                Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

                                The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

                                The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

Principal Investment Risks      The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and foreign investment risk. Interest rate risk involves the
 An investment in the Fund      possibility that the Fund's yield will decrease due to a decrease in interest
 is not a deposit of Fifth      rates or that the value of the Fund's investments will decline due to an
 Third Bank or any other        increase in interest rates. Net asset value risk involves the possibility that
 bank and is not insured or     the Fund will be unable to meet its goal of a constant $1.00 per share.
 guaranteed by the FDIC or      Credit risk involves the risk that an issuer cannot make timely interest and
 any other government           principal payments on its debt securities. Foreign investment risk involves
 agency. Although the Fund      the risk associated with higher transaction costs, delayed settlements, and
 seeks to preserve the value    adverse economic, political, or social developments.
 of your investment at $1.00
 per share, it is possible to
 lose money by investing in
 this Fund.

                Fifth Third Prime Money Market Fund


                                                            [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                  Year-by-Year Total Returns as of 12/31 For Advisor Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                   [CHART]
from year to year and over time.

The returns assume that Fund             1992     1993     1994     1995     1995     1997     1998      1999     2000      2001
distributions have been reinvested.      ----     ----     ----     ----     ----     ----     ----      ----     ----      ----
                                         3.97%    2.92%    3.94%    6.87%   5.29%     7.02%   4.61%      4.27%    5.45%     3.36%
Past performance does not indicate how
the Fund will perform in the future.



                           The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                          Best quarter:            Q3 2000        1.45%
                          Worst quarter:           Q4 2001        0.47%
                          Year to Date Return (1/1/02 to 6/30/02) 0.64%
                          ----------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                    Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                    -------------------------------------------------------------------
 Advisor Shares/1/     6/14/89       3.36%      4.47%         4.03%          4.57%
---------------------------------------------------------------------------------------

/1/ Because Advisor shares commenced operations on October 29, 2001 and therefore do not have a performance history, the performance for Advisor shares is based on the performance for Class A shares, adjusted to reflect the expenses for Advisor shares.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

                Shareholder Fees and Fund Expenses



Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2001 or estimated amounts for the current fiscal year.

     Shareholder Fees                 Stock Funds -- Fee Table
                                      ------------------------

                           Fifth Third Fifth Third Fifth Third Fifth Third
                            Micro Cap   Small Cap    Mid Cap   Technology
                           Value Fund  Growth Fund Growth Fund    Fund

     Maximum Sales
      Charge (Load)
      Imposed on
      Purchases                None        None        None        None
     ---------------------------------------------------------------------
     Maximum Sales
      Charge (Load)
      Imposed on
      Reinvested
      Dividends                None        None        None        None
     ---------------------------------------------------------------------
     Maximum Deferred
      Sales Load               None        None        None        None
     ---------------------------------------------------------------------

     Annual Fund
     Operating
     Expenses (as a
     percentage of
     average net assets)
     Management fees          1.00%       0.70%       0.80%       1.00%
     ---------------------------------------------------------------------

      Distribution/Service
      (12b-1) fees            0.50%       0.50%       0.50%       0.50%
     ---------------------------------------------------------------------
     Other expenses/1/        0.52%       0.24%       0.27%       0.51%
     ---------------------------------------------------------------------
     Total Annual Fund
      Operating Expenses      2.02%       1.44%/2/    1.57%/2/    2.01%
     ---------------------------------------------------------------------
     Fee Waiver and/or
      Expense
      Reimbursements/3/       0.12%          --          --          --
     ---------------------------------------------------------------------
     Net Expenses             1.90%          --          --          --
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ The Funds' Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Small Cap Growth Fund to 1.42% and for the Mid Cap Growth Fund to 1.53%. These waivers and/or expense reimbursements may be discontinued at any time.
/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Micro Cap Value Fund to: 1.90% for the Advisor shares. These waivers and/or expense reimbursements will remain in effect until 1/2/03.

                Shareholder Fees and Fund Expenses



Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                           Stock Funds -- Fee Table
Shareholder Fees                                                           ------------------------

                                                             Fifth Third   Fifth Third    Fifth Third   Fifth Third
                                                            Quality Growth Equity Index Multi Cap Value  Balanced
                                                                 Fund          Fund          Fund          Fund

Maximum Sales Charge (Load) Imposed on Purchases                 None            None         None           None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None            None         None           None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                      None            None         None           None
-------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                 0.80%           0.30%        1.00%          0.80%
-------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                               0.50%           0.50%        0.50%          0.50%
-------------------------------------------------------------------------------------------------------------------
Other expenses/1/                                               0.23%           0.25%        0.36%          0.27%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.53%        1.05%/2/        1.86%       1.57%/2/
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements/3/                        --              --        0.03%             --
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                       --              --        1.83%             --
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ The Funds' Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Equity Index Fund to 0.90% and for the Balanced Fund to 1.51%. These waivers and/or expense reimbursements may be discontinued at any time.
/3/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Multi Cap Value Fund to: 1.83% for the Advisor shares. These waivers and/or expense reimbursements will remain in effect until 1/2/03.

                Shareholder Fees and Fund Expenses



Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees                                              Stock Funds -- Fee Table
                                                              ------------------------

                                                            Fifth Third   Fifth Third
                                                             Worldwide  Strategic Income
                                                               Fund*         Fund**

Maximum Sales Charge (Load) Imposed on Purchases                None          None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None          None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Load/1/                                  None          None
----------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                1.00%         1.00%
----------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                              0.50%         0.50%
----------------------------------------------------------------------------------------
Other expenses/1/                                              0.72%         0.45%
----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           2.22%         1.95%
----------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements                       0.28%/2/      0.10%/2/
----------------------------------------------------------------------------------------
Net Expenses                                                   1.94%         1.85%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* The Annual Fund Operating Expenses shown for the Worldwide Fund do not include the expenses of the underlying investments which range from 1.00% to 3.95% after fee waivers and expense limitations. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.
** The Annual Fund Operating Expenses shown for the Strategic Income Fund do not include the expenses of the underlying investments which range from 0.64% to 3.50% after fee waivers and expense limitations. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.
/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Worldwide Fund to: 1.94% for the Advisor shares and for the Strategic Income Fund to: 1.85% for the Advisor shares. These waivers and/or expense reimbursements will remain in effect until 1/2/03.

                Shareholder Fees and Fund Expenses



Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees                                             Bond Funds -- Fee Table
                                                             -----------------------

                                                             Fifth Third
                                                            Municipal Bond Fifth Third
                                                                 Fund       Bond Fund

Maximum Sales Charge (Load) Imposed on Purchases                 None          None
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None          None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Load/1/                                   None          None
--------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                 0.55%         0.60%
--------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                               0.50%         0.50%
--------------------------------------------------------------------------------------
Other expenses/1/                                               0.27%         0.28%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.32%/2/      1.38%/2/
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ The Funds' Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Municipal Bond Fund to 1.29% and for the Bond Fund to 1.34%. These waivers and/or expense reimbursements may be discontinued at any time.

                Shareholder Fees and Fund Expenses




Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees                                            Money Market Funds -- Fee Table
                                                            -------------------------------

                                                                      Fifth Third
                                                                      Prime Money
                                                                      Market Fund

Maximum Sales Charge (Load) Imposed on Purchases                          None
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends               None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                               None
-------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                                          0.40%
-------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                                        0.50%
-------------------------------------------------------------------------------------------
Other expenses/1/                                                        0.21%
-------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.11%/2/
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1 /Other expenses are based on estimated amounts for the current fiscal year. /2/ The Funds' Advisor, Distributor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Prime Money Market Fund to 1.04%. These waivers and/or expense reimbursements may be discounted at any time.

                Shareholder Fees and Fund Expenses




Expense Examples

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

                                                    1     3     5      10
     Stock Funds Fifth Third Micro Cap Value Fund  Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $193  $622 $1,077 $2,338
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Small Cap Growth Fund Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $147  $456 $  785 $1,722
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Mid Cap Growth Fund   Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $160  $496 $  855 $1,867
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Technology Fund       Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $204  $630 $1,083 $2,338
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Quality Growth Fund   Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $156  $483 $  834 $1,824
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Equity Index Fund     Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $107  $334 $  565 $1,269
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Multi Cap Value Fund  Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $186  $582 $1,003 $2,177
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Balanced Fund         Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $160  $496 $  855 $1,867
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Worldwide Fund        Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $197  $667 $1,164 $2,533
                 ----------------------------------------------------------
                                                    1     3     5      10
                 Fifth Third Strategic Income Fund Year Years Years  Years
                 ----------------------------------------------------------
                 Advisor Shares                    $188  $603 $1,043 $2,267
                 ----------------------------------------------------------

                Shareholder Fees and Fund Expenses



                                                         1     3      5      10
Bond Funds         Fifth Third Municipal Bond Fund     Year  Years  Years  Years
                   --------------------------------------------------------------
                   Advisor Shares                      $ 134 $  418 $  721 $1,588
                   --------------------------------------------------------------
                                                         1     3      5      10
                   Fifth Third Bond Fund               Year  Years  Years  Years
                   --------------------------------------------------------------
                   Advisor Shares                      $ 140 $  437 $  755 $1,657
                   --------------------------------------------------------------
                                                         1     3      5      10
Money Market Funds Fifth Third Prime Money Market Fund Year  Years  Years  Years
                   --------------------------------------------------------------
                   Advisor Shares                      $ 111 $  353 $  612 $1,352
                   --------------------------------------------------------------

                Additional Information About the Funds' Investments




                                                                  [GRAPHIC]





Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

                       FUND NAME               FUND CODE
                       ---------               ---------
                       Micro Cap Value Fund        1
                       Small Cap Growth Fund       2
                       Mid Cap Growth Fund         3
                       Technology Fund             4
                       Quality Growth Fund         5
                       Equity Index Fund           6
                       Multi Cap Value Fund        7
                       Balanced Fund               8
                       Worldwide Fund              9
                       Strategic Income Fund      10
                       Municipal Bond Fund        11
                       Bond Fund                  12
                       Prime Money Market Fund    13

INSTRUMENT                                                                       FUND CODE    RISK TYPE
----------                                                                     -------------- ---------
American Depositary Receipts (ADRs): ADRs are foreign shares of a              2, 3, 5, 6, 8  Market
company held by a U.S. bank that issues a receipt evidencing ownership.                       Political
                                                                                              Foreign Investment

Asset-Backed Securities: Securities secured by company receivables, home       3, 5, 8, 11-13 Pre-payment
equity loans, truck and auto loans, leases, credit card receivables and other                 Market
securities backed by other types of receivables or other assets.                              Credit
                                                                                              Interest Rate
                                                                                              Regulatory
                                                                                              Liquidity

Bankers' Acceptances: Bills of exchange or time drafts drawn on and                 1-13      Credit
accepted by a commercial bank. Maturities are generally six months or                         Liquidity
less.                                                                                         Market
                                                                                              Interest Rate

Bear Funds: A Fund intended to increase/decrease in value inversely to               9        Inverse Market
the stock or equity index to which it relates.                                                Leverage
                                                                                              Liquidity

Bonds: Interest-bearing or discounted securities that obligate the issuer to        1-13      Market
pay the bondholder a specified sum of money, usually at specific intervals,                   Credit
and to repay the principal amount of the loan at maturity.                                    Interest Rate
                                                                                              Political
Call and Put Options: A call option gives the buyer the right to buy, and           1-12      Management
obligates the seller of the option to sell, a security at a specified price. A                Liquidity
put option gives the buyer the right to sell, and obligates the seller of the                 Credit
option to buy a security at a specified price.                                                Market
                                                                                              Leverage

                Additional Information About the Funds' Investments



INSTRUMENT                                                                    FUND CODE  RISK TYPE
----------                                                                    ---------  ---------
Certificates of Deposit: Negotiable instruments with a stated maturity.         1-13     Market
                                                                                         Credit
                                                                                         Liquidity
                                                                                         Interest Rate

Closed-End Funds: Funds traded on an exchange, which are not                    9, 10    Market
redeemable on a continuous basis.                                                        Liquidity

Collateralized Mortgage Obligations: Mortgage-backed bonds that               8, 11, 12  Pre-Payment
separate mortgage pools into different maturity classes.                                 Interest

Commercial Paper: Secured and unsecured short-term promissory notes             1-13     Credit
issued by corporations and other entities. Maturities generally vary from a              Liquidity
few days to nine months.                                                                 Market
                                                                                         Interest Rate

Common Stock: Shares of ownership of a company.                                1-8, 10   Market

Convertible Securities: Bonds or preferred stock that convert to common       3-10, 12   Market
stock.                                                                                   Credit

Derivatives: Instruments whose value is derived from an underlying              1-13     Management
contract, index or security, or any combination thereof, including futures,              Market
options (e.g., put and calls), options on futures, swap agreements, and                  Credit
some mortgage-backed securities.                                                         Liquidity
                                                                                         Leverage
                                                                                         Interest Rate

Foreign Currency Transactions: Foreign currency transactions include              9      Foreign Investment
forward foreign currency exchange contracts, foreign currency options,                   Market
and foreign currency futures transactions.                                               Political

Foreign Securities: Stocks issued by foreign companies, as well as           3-5, 8, 9,  Market
commercial paper of foreign issuers and obligations of foreign banks,          12, 13    Political
overseas branches of U.S. banks and supranational entities.                              Liquidity
                                                                                         Foreign Investment

Forward Commitments: A purchase of, or contract to purchase, securities      2, 6, 11-13 Leverage
at a fixed price for delivery at a future date.                                          Liquidity

Futures and Related Options: A contract providing for the future sale        2-6, 8, 9,  Management
and purchase of a specified amount of a specified security, class of           11, 12    Market
securities, or an index at a specified time in the future and at a specified             Credit
price.                                                                                   Liquidity
                                                                                         Leverage

Guaranteed Investment Contracts: Contract between a fund and an                  11      Credit
insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

High-Yield/High-Risk/Debt Securities: High-yield/high-risk/debt              1, 7, 9, 10 Credit
securities are securities that are rated below investment grade by the                   Market
primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or                Liquidity
lower by Moody's). These securities are considered speculative and involve               Interest Rate
greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds,"
"non-investment grade bonds" and "junk bonds."

                Additional Information About the Funds' Investments




INSTRUMENT                                                                     FUND CODE RISK TYPE
----------                                                                     --------- ---------
Illiquid Securities: Securities which may be difficult to sell at an             1-13    Liquidity
acceptable price.                                                                        Market

Investment Company Securities: Shares of investment companies. These             1-13    Market
investment companies may include money market funds of Fifth Third
Funds and shares of other registered investment companies for which the
Advisor to a Fund or any of their affiliates serves as investment Advisor, administrator or distributor.

Investment Grade Bonds: Interest-bearing or discounted government or             1-13    Market
corporate securities that obligate the issuer to pay the bondholder a                    Credit
specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

Leveraged Funds: Funds that utilize leverage in an attempt to maximize            9      Market
gains.                                                                                   Leverage

Loan Participations: A loan participation note represents participation in      11-13    Credit
a corporate loan of a commercial bank with a remaining maturity of one                   Liquidity
or less.                                                                                 Interest Rate

Money Market Instruments: Investment-grade, U.S. dollar denominated              1-13    Market
debt securities that have remaining maturities of one year or less. These                Credit
securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

Mortgage-Backed Securities: Debt obligations secured by real estate loans      3, 5, 8,  Pre-Payment
and pools of loans. These include collateralized mortgage obligations and       11, 12   Market
real estate mortgage investment conduits.                                                Credit
                                                                                         Regulatory

Mortgage Dollar Rolls: Transactions in which a Fund sells securities and         11, 12  Market
simultaneously contracts with the same counterparty to repurchase similar                Regulatory
but not identical securities on a specified future date.                                 Pre-Payment

Municipal Securities: Securities issued by a state or political subdivision       11-13  Market
to obtain funds for various public purposes. Municipal securities include                Credit
(a) governmental lease certificates of participation issued by state or                  Political
municipal authorities where payment is secured by installment payments                   Tax
for equipment, buildings, or other facilities being leased by the state or               Regulatory
municipality; (b) government lease certificates purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.

                Additional Information About the Funds' Investments



INSTRUMENT                                                                      FUND CODE   RISK TYPE
----------                                                                      ---------   ---------
Participation Interests: Interests in bank loans made to corporations.                11-13 Interest Rate
                                                                                            Credit
                                                                                            Liquidity

Preferred Stocks: Preferred stocks are equity securities that generally pay        4, 8, 10 Market
dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase Agreements: The purchase of a security and the simultaneous                 1-13 Market
commitment to return the security to the seller at an agreed upon price on                  Leverage
an agreed upon date. This is treated as a loan.

Restricted Securities: Securities not registered under the Securities Act of           1-13 Liquidity
1933, such as privately placed commercial paper and Rule 144A                               Market
securities.

Reverse Repurchase Agreements: The sale of a security and the                          1-13 Market
simultaneous commitment to buy the security back at an agreed upon                          Leverage
price on an agreed upon date. This is treated as a borrowing by a Fund.

Securities Lending: The lending of up to 33 1/3% of the Fund's total                   1-13 Market
assets. In return the Fund will receive cash, other securities, and/or letters              Leverage
of credit.                                                                                  Liquidity
                                                                                            Credit

Short-Term Trading: The sale of a security soon after its purchase. A          1, 3-5, 7-12 Market
portfolio engaging in such trading will have higher turnover and transaction expenses.

Small and Micro Cap Equities: Equity securities of companies with                1, 2, 7    Market
market capitalization within or lower than those included in the S & P                      Liquidity
Small Cap 600 Index.

Standard & Poor's Depository Receipts ("SPDRs"): Ownership in a                    1-10     Market
long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index. Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.

Stand-by Commitments: Contract where a dealer agrees to purchase at a               11      Market
Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.

Stock-Index Options: A security that combines features of options with          3-5, 7, 8   Management
securities trading using composite stock indices.                                           Market
                                                                                            Credit
                                                                                            Liquidity
                                                                                            Leverage

Stripped Obligations: U.S. Treasury Obligations and their unmatured               11-13     Interest Rate
interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

                Additional Information About the Funds' Investments



INSTRUMENT                                                                   FUND CODE RISK TYPE
----------                                                                   --------- ---------
Time Deposits: Non-negotiable receipts issued by a bank in exchange for        1-13    Liquidity
the deposit of funds.                                                                  Credit
                                                                                       Market

U.S. Government Agency Securities: Securities issued by agencies and           1-13    Interest Rate
instrumentalities of the U.S. government. These include Ginnie Mae,                    Credit
Fannie Mae, and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, separately traded              1-13    Interest Rate
registered interest and principal securities, and coupons under bank entry safekeeping.

Variable and Floating Rate Instruments: Obligations with interest rates      8, 11-13  Credit
which are reset daily, weekly, quarterly or some other period and which                Liquidity
may be payable to the Fund on demand.                                                  Market

Warrants: Securities, typically issued with preferred stock or bonds, that   2-6, 8, 9 Market
give the holder the right to buy a proportionate amount of common stock                Credit
at a specified price.

When-Issued and Delayed Delivery Transactions: Purchase or contract           2-6, 8,  Market
to purchase securities at a fixed price for delivery at a future date. Under   11-13   Leverage
normal market conditions, when-issued purchases and forward                            Liquidity
commitments will not exceed 20% of the value of a Fund's total assets.                 Credit

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated           2, 4, 6,  Market
bonds issued by foreign corporations or governments. Sovereign bonds are       11-13   Credit
those issued by the government of a foreign country. Supranational bonds               Interest Rate
are those issued by supranational entities, such as the World Bank and                 Political
European Investment Bank. Canadian bonds are those issued by                           Foreign Investment
Canadian provinces.

Zero-Coupon Debt Obligations: Bonds and other debt obligations that          4, 11-13  Credit
pay no interest, but are issued at a discount from their value at maturity.            Market
When held to maturity, their entire return equals the difference between               Interest Rate
their issue price and their maturity value.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on

                Additional Information About the Funds' Investments



companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Inverse Market Risk. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better-or worse-than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

                Additional Information About the Funds' Investments




Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"-or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income-and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

                Fund Management


Investment Advisor

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 23 investment strategists and portfolio managers, 11 equity and fixed income research analysts, and 5 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of June 30, 2002, Fifth Third Asset Management Inc. had approximately $11.5 billion of assets in the Fifth Third Funds.

The management fees, after voluntary fee waivers, paid by the Funds for the fiscal year ended July 31, 2001 are as follows:

                                                     As a percentage of
                                                     average net assets
                           --------------------------------------------
                           Micro Cap Value Fund*            1.00%
                           --------------------------------------------
                           Small Cap Growth Fund            0.70%
                           --------------------------------------------
                           Mid Cap Growth Fund              0.80%
                           --------------------------------------------
                           Technology Fund                  1.00%
                           --------------------------------------------
                           Quality Growth Fund              0.80%
                           --------------------------------------------
                           Equity Index Fund                0.25%
                           --------------------------------------------
                           Multi Cap Value Fund*            1.00%
                           --------------------------------------------
                           Balanced Fund                    0.80%
                           --------------------------------------------
                           Worldwide Fund*                  1.00%
                           --------------------------------------------
                           Strategic Income Fund*           1.00%
                           --------------------------------------------
                           Municipal Bond Fund              0.55%
                           --------------------------------------------
                           Bond Fund                        0.60%
                           --------------------------------------------
                           Prime Money Market Fund          0.39%

-----------------------------------------------------------------------

* The figures shown above reflect the management fees paid as of the fiscal year ended December 31, 2001.

                Fund Management


Portfolio Managers

Fifth Third Asset Management Inc.

Equity Funds

Denis J. Amato has been the co-portfolio manager of the Fifth Third Multi Cap Value Fund and Fifth Third Micro Cap Value Fund since August 2001, and of the Fifth Third Disciplined Large Cap Value Fund since August 2002. Mr. Amato is currently a Director of Value Strategies and Senior Vice President of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Amato was Senior Vice President and Chief Investment Advisor of Gelfand/Maxus Asset Management from 1991 to 2000. He earned a BBA in economics and an MBA in finance from Case Western University. He has over 30 years investment experience and earned his CFA Designation in 1974. He is member and past president of The Cleveland Society of Security Analysts.

Richard A. Barone has been the portfolio manager of the Fifth Third Multi Cap Value Fund since October 1989 and the Fifth Third Micro Cap Value Fund since February 1998. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital Securities, Inc., an NASD Broker Dealer. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

David C. Eder has been the portfolio manager of the Fifth Third Equity Index Fund since January 1995. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

Jon M. Fisher has been the co-portfolio manager of the Fifth Third Technology Fund since May 2002. He is an Assistant Vice President and the Group Head of Equity Research for the Advisor. Mr. Fisher received his BBA in Finance from the University of Iowa and earned the Chartered Financial Analyst designation in 1996. Prior to joining Fifth Third in 2000, he worked for seven years at PNC Bank as a portfolio manager and a generalist equity analyst and spent two years with Dain Bosworth, Inc., also as an equity analyst. Mr. Fisher teaches a course in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. He currently serves as the Chairperson of the Membership Committee for the Cincinnati Society of Financial Analysts.

Steven E. Folker has been the portfolio manager of the Fifth Third Quality Growth Fund and Fifth Third Mid Cap Growth Fund since June 1993. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

Michael S. Gilmore has been the portfolio manager of the Fifth Third Small Cap Growth Fund since April 2001 and is currently an Assistant Vice President with Fifth Third Asset Management. Prior to becoming portfolio manager for the Fund, Mr. Gilmore spent two years as a credit analyst and portfolio manager for three taxable money market funds with total assets exceeding $1.3 billion with the Advisor's predecessor, Lyon Street Asset Management. Mr. Gilmore joined Old Kent Bank in 1996 in its advanced management development program before becoming the Contract Services Officer and then the Consultant Communication Specialist. Mr. Gilmore earned both his BS in Engineering and his MBA in Finance from Michigan State University and was a professional hockey player in the New York Rangers system.

                Fund Management



Allan J. Meyers has been the co-portfolio manager of the Fifth Third Small Cap Growth Fund since May 2002. Currently, he is the Director of Large Company Strategies for the Advisor and is a Vice President of Fifth Third Bank. Mr. Meyers has over twenty-two years of portfolio management experience, including seventeen years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation, his BBA in finance, magna cum laude, and MBA from Western Michigan University.

Alan Miller has been the portfolio manager of the Fifth Third Worldwide Fund since January 1995. Alan Miller is currently Vice President and a Director of Equity Strategy for Fifth Third Asset Management Inc. Mr. Miller was Vice President of Gelfand/Maxus Asset Management and Vice President of Maxus Asset Management Inc. from 1994 to 2000. Alan has over twenty-five years of investment experience and working knowledge of qualified retirement plans. Alan holds a BS degree in Corporate Finance from The Ohio State University and his MBA was obtained from New York University with a concentration in investments and economics.

Sunil M. Reddy has been the co-portfolio manager for the Fifth Third Technology Fund since June 2000. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large mid-western bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

James E. Russell has been the co-portfolio manager of the Fifth Third Mid Cap Growth Fund, and the Fifth Third Quality Growth Fund since February 2002. Mr. Russell has been the Director of Equity Research and Growth Funds Management for three years and carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Prior to overseeing the equity research department, he spent several years as a portfolio manager in Fifth Third's Personal Trust Department and an equity analyst covering the chemicals, capital goods, and financials sectors. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

John B. Schmitz has been the co-portfolio manager of the Fifth Third Quality Growth Fund since April 2002. Previously, John spent 8 years as the co-manager of the International Equity Fund and 5 years as manager of the Equity Income Fund. He is a Vice President and Trust Officer of Fifth Third Bank and a Director of Equity Strategy for Fifth Third Asset Management. Mr. Schmitz earned his Chartered Financial Analyst designation in 1992 and has over 17 years of investment experience. He is also a member of the Cincinnati Society of Financial Analysts. Mr. Schmitz graduated with a BBA in Finance & Real Estate from the University of Cincinnati.

Brian J. Smolinski has been the portfolio manager of the Fifth Third Equity Index Fund since June 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

Hybrid Funds

Richard A. Barone has been the portfolio manager of the Fifth Third Strategic Income Fund since March 1985. Mr. Barone is currently Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital Securities, Inc., an NASD Broker Dealer. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December 2000 and President of Maxus Securities Corp. until November 2000.

James M. Bernard has been the co-portfolio manager of the Fifth Third Strategic Income Fund since 2001. Mr. Bernard is currently a Director of Fixed Income and Vice President and Senior Fixed Income Portfolio Manager of

                Fund Management


Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Jim's experience in the investment industry spans nearly thirty years. Jim received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Jim is also a Chartered Financial Analyst.

John L. Cassady III has been the co-portfolio manager for the Fifth Third Balanced Fund (fixed income portion) since April 2000. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology.

Steven E. Folker has been the co-portfolio manager of the Fifth Third Balanced Fund (equity portion) since June 1993. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

James E. Russell has been the portfolio manager of the Fifth Third Balanced Fund (equity portion) since February 2002. Mr. Russell is the Director of Equity Research and Growth Funds Management. In this role he carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

Mitchell L. Stapley has been the portfolio manager of the Fifth Third Balanced Fund (fixed income portion) since April 2000. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

Bond Funds

John L. Cassady III has been the co-portfolio manager for the Fifth Third Intermediate Bond Fund, the Fifth Third Bond Fund, and the Fifth Third U.S. Government Bond Fund since November 1999. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Michael J. Martin has been the portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since November 1997; co-portfolio manager for the Fifth Third Michigan Municipal Bond Fund since January 1995; and for the Fifth Third Ohio Municipal Bond Fund since January 2001. Mr. Martin has over eight years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Sarah M. Quirk has been the portfolio manager for the Fifth Third Michigan Municipal Bond Fund and co-portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since May 1998. Ms. Quirk has over twenty years of investment experience. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in January 1998, Ms. Quirk managed a Michigan municipal money market fund and spent fifteen years in the municipal bond industry as a municipal bond trader. She earned her BS degree in finance in 1979 from Ball State University and her MBA from The University of Notre Dame in 1997.

                Fund Management



Mitchell L. Stapley has been the portfolio manager of the Fifth Third Bond Fund since March 1995. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

David L. Withrow has been the co-portfolio manager of the Fifth Third Short Term Bond Fund since January 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

                Shareholder Information



Purchasing And Selling Fund Shares

Pricing Money Market Fund Shares

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

Fifth Third Prime Money Market Fund calculates its NAV at 2 p.m. Eastern Standard Time. The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Pricing Stock and Bond Fund Shares

The price of Fund shares is based on the Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Standard Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Purchasing And Adding To Your Shares

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds or its transfer agent. All orders for the Stock Funds or for the Bond Funds must be received by the Funds or its transfer agent prior to 4:00 p.m. Eastern Standard Time in order to receive that day's NAV. All orders for the Money Market Funds must be received by the Funds or its transfer agent on the following schedule Eastern Standard Time) in order to receive that day's NAV: Fifth Third Prime Money Market Fund--2 p.m.

You may purchase Advisor shares through a Financial Advisor. Typically, Financial Advisors manage their client's accounts through broker dealers and financial institutions which have a sales agreement with the distributor of Fund shares. Financial advisors typically provide financial planning or active account management for a fee. Advisor shares are also available through broker dealers and financial institutions which have a sales agreement with the distributor.

In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

Shareholder Contact Information

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025.

For brokerage account holders at other financial institutions (non-Fifth Third Securities), contact your investment representative or financial institution.

                Shareholder Information




For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

Investment Amounts The minimum initial investment in Advisor shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. The Funds reserve the right to waive the minimum initial investment.

                   All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks.
                   All checks should be made payable to the Fifth Third Funds.

                   For details, contact the Trust toll-free at 1-800-282-5706 or write to:
                   Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

                   The Funds may reject a purchase order for any reason.

Avoid Withholding Tax

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

Selling Your Shares

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or your investment representative. All orders must be received by the Funds or its transfer agent prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests (See "Shareholder Contact Information" above). Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Postponement of Redemption Payments

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the

                Shareholder Information



law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or
(d) an emergency exists as determined by the SEC.

Redemptions Within 15 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Exchanging Your Shares

You may exchange your Fund shares for Instructions for Exchanging Shares-Advisor Shares.
the same class of shares of any other
Fifth Third Fund. No transaction fees If exchanging shares through your financial institution, ask them for are charged for exchanges. Be sure to exchange procedures or call 1-800-282-5706.
read the Prospectus carefully of any
Fund into which you wish to exchange  Notes on exchanges
shares.
                                      To prevent disruption in the management of the Funds, market timing
You must meet the minimum             strategies and frequent exchange activity may be limited by the Funds.
investment requirements for the Fund  Although not anticipated, the Funds may reject exchanges, or change
into which you are exchanging.        or terminate rights to exchange shares at any time.
Exchanges from one Fund to another
are taxable for investors subject to  Shares of the new Fund must be held in the same account name, with the same
federal or state income taxation.     registration and tax identification numbers, as the shares of the old Fund.

                                      The Exchange Privilege may be changed or eliminated at any time.

                                      The Exchange Privilege is available only in states where shares of the
                                      Funds may be sold.

                                      All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

Distribution/Service (12b-1) Fees for 12b-1 fees compensate the Distributor and other dealers and investment
Advisor Shares                        representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services.

                                      In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

                                      12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

                                      12b-1 fees may cost you more than paying other types of sales charges.

                                      Advisor shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the applicable Fund which the
                                      Distributor may use for shareholder servicing and distribution.

                Shareholder Information




Dividends And Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by the Fifth Third Prime Money Market Fund. Dividends, if any, are declared and paid monthly by the following funds: Fifth Third Municipal Bond Fund, and Fifth Third Bond Fund. Dividends, if any, are declared and paid quarterly by the following funds:
Fifth Third Quality Growth Fund, Fifth Third Equity Index Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Technology Fund, Fifth Third Equity Index Fund, Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund and Fifth Third Balanced Fund. Dividends, if any, are declared and paid annually by the following Funds: Fifth Third Small Cap Growth Fund and Fifth Third Worldwide Fund. Capital gains, if any, are distributed at least annually.

Taxation

Federal Income Tax

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

Taxation of Distributions

Each Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). The use of a fund of funds structure could affect the amount, timing, and character of distributions to shareholders. See the Statement of Additional Information for further details. Shareholders may also be subject to state and local taxes on distributions and redemptions.

Additional Tax Information for the Fifth Third Municipal Bond Fund

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

                Shareholder Information




Distributions, if any, derived from net capital gains will generally be taxable as capital gains. The Fifth Third Municipal Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income.

Fifth Third Municipal Bond Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fifth Third Municipal Bond Fund generally will not be deductible for federal income tax purposes.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

                Financial Highlights


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by Arthur Andersen LLP and other independent auditors. Arthur Andersen LLP's report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request. The information for periods ended December 31, 2000 and prior for the Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Worldwide Fund, and Fifth Third Strategic Income Fund, has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.

                Financial Highlights



                                               Fifth Third Micro Cap Value Fund
                                                         Advisor Shares

                                                                 Year Ended December 31,
                                                              ---------------------------      Period Ended
                                                                 2001      2000      1999   December 31, 1998*
                                                              -------    -------   ------   ------------------
Per Share Data
Net Asset Value, Beginning of Period                          $  4.88    $  5.58   $ 4.80         $ 5.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                  (0.02)      0.03    (0.06)         (0.07)
  Net realized and unrealized gains/(losses) from investment
   transactions                                                  1.10      (0.11)    1.08          (0.09)
--------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets Resulting from Operations      1.08      (0.08)    1.02          (0.16)
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
--------------------------------------------------------------------------------------------------------------
  Net investment income                                            --      (0.03)      --             --
  Net realized gains from investment transactions               (0.00)**   (0.59)   (0.24)         (0.04)
--------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                             (0.00)**   (0.62)   (0.24)         (0.04)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $  5.96    $  4.88   $ 5.58         $ 4.80
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Return                                                    22.22%     (1.38%)  21.19%         (3.27%)(a)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                           $19,196    $15,424   $9,128         $3,159
Ratios of expenses to average net assets                        1.79 %     1.90 %    2.10%          2.69%(b)
Ratios of net investment income/(loss) to average net assets    (0.29%)    0.53 %   (0.82%)        (1.33%)(b)
Portfolio turnover (c)                                            47 %      116 %     96 %           109%(b)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
**  Amount is less than $0.005 per share.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                              Fifth Third Small Cap Growth Fund
                                                                 Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $16.54
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                      --
  Net realized and unrealized gains/(losses) from investment transactions         1.27
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                     1.27
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                             --
  Net realized gains from investment transactions                                (0.56)
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                              (0.56)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $17.25
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                      7.68%(a)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $    1
Ratios of expenses to average net assets                                          1.33%(b)
Ratios of net investment income/(loss) to average net assets                     (0.59%)(b)
Portfolio turnover(c)                                                                9%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                Fifth Third Mid Cap Growth Fund
                                                         Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $13.47
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                                      --
  Net realized and unrealized gains/(losses) from investment transactions         0.94
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                     0.94
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                             --
  Net realized gains from investment transactions                                (0.47)
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                              (0.47)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $13.94
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                      6.84%(a)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $   59
Ratios of expenses to average net assets                                          1.66%(b)
Ratios of net investment income/(loss)to average net assets                      (1.05%)(b)
Ratios of expenses to average net assets*                                         1.70%(b)
Portfolio turnover(c)                                                              10 %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                    Fifth Third Technology Fund
                                                                 Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $ 8.91
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                                      --
  Net realized and unrealized gains/(losses) from investment transactions         0.81
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                     0.81
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                             --
  Net realized gains from investment transactions                                   --
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                                 --
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $ 9.72
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                      9.09%(a)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $    1
Ratios of expenses to average net assets                                          1.89%(b)
Ratios of net investment income/(loss)to average net assets                      (1.77%)(b)
Portfolio turnover(c)                                                              29 %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                Fifth Third Quality Growth Fund
                                                          Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $16.79
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                      --
  Net realized and unrealized gains/(losses) from investment transactions         1.34
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                     1.34
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                             --
  Net realized gains from investment transactions                                (0.59)
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                              (0.59)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $17.54
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                      7.85%(a)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $    1
Ratios of expenses to average net assets                                          1.49%(b)
Ratios of net investment income/(loss) to average net assets                     (0.59%)(b)
Portfolio turnover(c)                                                              11 %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                  Fifth Third Equity Index Fund
                                                            Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $21.07
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                    0.04
  Net realized and unrealized gains/(losses) from investment transactions         0.50
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                     0.54
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                          (0.04)
  Net realized gains from investment transactions                                   --
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                              (0.04)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $21.57
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                      2.56%(a)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $    1
Ratios of expenses to average net assets                                          0.71(b)
Ratios of net investment income/(loss) to average net assets                      0.78%(b)
Portfolio turnover(c)                                                               2 %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                               Fifth Third Multi Cap Value Fund
                                                          Advisor Shares

                                                                          Year ended December 31,
                                                               --------------------------------------------
                                                                 2001     2000     1999     1998      1997
                                                               -------  -------  -------  -------   -------
Per Share Data
Net Asset Value, Beginning of Period                           $ 18.61  $ 17.49  $ 15.92  $ 18.23   $ 16.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                           0.02     0.18     0.19     0.20      0.15
  Net realized and unrealized gains/(losses) from investments     1.37     3.89     1.86    (1.80)     4.33
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                1.39     4.07     2.05    (1.60)     4.48
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                             --    (0.17)   (0.23)   (0.20)    (0.15)
  Net realized gain on investments                               (0.91)   (2.72)   (0.25)   (0.51)    (2.10)
  Return of capital                                                 --    (0.06)      --       --        --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.91)   (2.95)   (0.48)   (0.71)    (2.25)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 19.09  $ 18.61  $ 17.49  $ 15.92   $ 18.23
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total Return                                                     7.47 %   23.29%   12.93%   (8.74%)   28.16%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                            $47,698  $49,260  $39,885  $53,279   $55,637
Ratios of expenses to average net assets                         1.73 %   1.83 %   1.83 %   1.80 %    1.87 %
Ratios of net investment income/(loss) to average net expenses   0.09 %   0.91 %   1.12 %   1.15 %    1.80 %
Portfolio turnover(a)                                              80 %    121 %     78 %    118 %      89 %
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                      Fifth Third Balanced Fund
                                                                 Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $12.58
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                    0.06
  Net realized and unrealized gains/(losses) from investment transactions         0.60
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                     0.66
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                          (0.06)
  Net realized gains from investment transactions                                (0.20)
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                              (0.26)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $12.98
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                      5.22%(a)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $   14
Ratios of expenses to average net assets                                          1.56%(b)
Ratios of net investment income/(loss) to average net assets                      0.51%(b)
Ratios of net expenses to average net assets*                                     1.61%(b)
Portfolio turnover(c)                                                              32 %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (commencement of operations) to January 31, 2002.
* During various periods, certain fees were voluntarily reduced. The ratios shown does not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                     Fifth Third Worldwide Fund
                                                             Advisor Shares

                                                                           Year Ended December 31,
                                                               ----------------------------------------------
                                                                  2001      2000      1999      1998    1997
                                                               -------    -------   -------   ------   ------
Per Share Data
Net Asset Value, Beginning of Period                           $ 14.09    $ 19.19   $ 13.29   $10.38   $10.82
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                   (0.11)     (0.21)    (0.07)   (0.12)    0.52
  Net realized and unrealized gains/(losses) from investment
   transactions                                                  (1.56)     (1.94)     6.78     3.76     0.07
--------------------------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations    (1.67)     (2.15)     6.71     3.64     0.59
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                             --         --        --       --    (0.52)
  Net realized gains from investment transactions                (0.12)     (2.95)    (0.81)   (0.73)   (0.51)
  Return of capital                                              (0.00)**      --        --       --       --
--------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                              (0.12)     (2.95)    (0.81)   (0.73)   (1.03)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 12.30    $ 14.09   $ 19.19   $13.29   $10.38
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Return                                                    (11.86%)   (12.38%)   50.58%   35.14%    5.49%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                            $21,676    $37,087   $32,324   $8,059   $3,395
Ratios of expenses to average net assets                         1.92 %      1.94%    1.92 %    2.63%    2.49%
Ratios of net investment income/(loss) to average net assets     (0.76%)    (1.13%)   (0.49%)  (1.10%)   4.19%
Portfolio turnover(a)                                             974 %     1,204%    1,172%   2,792%   1,511%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

**  Amount is less than $0.005 per share.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                              Fifth Third Strategic Income Fund
                                                        Advisor Shares

                                                                           Year Ended December 31,
                                                               ----------------------------------------------
                                                                  2001      2000     1999      1998     1997
                                                               -------    -------  -------   -------  -------
Per Share Data
Net Asset Value, Beginning of Period                           $  9.95    $  9.22  $ 10.61   $ 11.31  $ 10.78
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                    0.63       0.73     0.86      0.72     0.67
  Net realized and unrealized gains/(losses) from investment
   transactions                                                   0.60       0.70    (1.43)    (0.33)    0.53
--------------------------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations     1.23       1.43    (0.57)     0.39     1.20
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                          (0.65)     (0.70)   (0.82)    (0.72)   (0.67)
  Net realized gains from investment transactions                   --         --       --     (0.37)      --
  Return of capital                                              (0.00)**      --       --        --       --
--------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                              (0.65)     (0.70)   (0.82)    (1.09)   (0.67)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 10.53    $  9.95  $  9.22   $ 10.61  $ 11.31
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Return                                                     12.64%     16.01%   (5.72%)   3.49 %   11.47%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                            $34,105    $32,351  $24,023   $39,650  $38,620
Ratios of expenses to average net assets                         1.76 %     1.85 %   1.91 %    1.87 %   1.91 %
Ratios of net investment income/(loss) to average net assets     6.12 %     7.53 %   7.87 %    6.52 %   6.08 %
Portfolio turnover(a)                                              34 %       48 %     51 %      59 %     70 %
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

**  Amount is less than $0.005 per share.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                Fifth Third Municipal Bond Fund
                                                                 Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $10.87
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                                    0.10
  Net realized and unrealized gains/(losses) from investment transactions        (0.12)
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                    (0.02)
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                          (0.10)
  Net realized gains from investment transactions                                (0.25)
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                              (0.35)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $10.50
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                     (0.12%)(a)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $    1
Ratios of expenses to average net assets                                          1.10%(b)
Ratios of net investment income/(loss) to average net assets                      3.58%(b)
Ratios of net expenses to average net assets*                                     1.24%(b)
Portfolio turnover(c)                                                              43 %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
* During the period, certain fees were voluntarily reduced. The ratio shown does not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                          Fifth Third Bond Fund
                                                                Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $10.13
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                                    0.13
  Net realized and unrealized gains/(losses) from investment transactions        (0.31)
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                    (0.18)
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                          (0.13)
  Net realized gains from investment transactions                                   --
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                              (0.13)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $ 9.82
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                     (1.77%)(a)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $    1
Ratios of expenses to average net assets                                          1.11%(b)
Ratios of net investment income/(loss) to average net assets                      4.24%(b)
Ratios of net expenses to average net assets*                                     1.11%(b)
Portfolio turnover(c)                                                             106 %
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
* During the period, certain fees were voluntarily reduced. The ratio shown does not include these voluntary fee reductions.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                            Fifth Third Prime Money Market Fund
                                                      Advisor Shares

                                                                             Period Ended
                                                                           January 31, 2002
                                                                           ----------------
                                                                             (Unaudited)+
Per Share Data
Net Asset Value, Beginning of Period                                            $1.00
-------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income (loss)                                                    -- **
  Net realized and unrealized gains/(losses) from investment transactions          --
-------------------------------------------------------------------------------------------
  Increase/(Decrease) in Net Assets Resulting from Operations                     -- **
-------------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                           -- **
  Net realized gains from investment transactions                                  --
-------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                               -- **
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $1.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Return                                                                     0.50%(a)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                             $   1
Ratios of expenses to average net assets                                         0.72%(b)
Ratios of net investment income/(loss) to average net assets                     1.65%(b)
Ratios of net expenses to average net assets*                                    0.73%(b)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

+ Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
* During the period, certain fees were voluntarily reduced. The ratio shown does not include these voluntary fee reductions.
** Amount shown is less than $0.005 per share.
(a) Not annualized.
(b) Annualized.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Addresses
--------------------------------------------------------------------------------------

Fifth Third Funds                              Fifth Third Funds
Stock and Bond Mutual Funds                    3435 Stelzer Road
Money Market Mutual Funds                      Columbus, Ohio 43219
Advisor Shares
--------------------------------------------------------------------------------------

Investment Advisor                             Fifth Third Asset Management Inc.
                                               38 Fountain Square Plaza
                                               Cincinnati, Ohio 45263
--------------------------------------------------------------------------------------

Distributor                                    Fifth Third Funds Distributor, Inc.
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
--------------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend Disbursing
  Agent, and Administrator                     Fifth Third Bank
                                               38 Fountain Square Plaza
                                               Cincinnati, Ohio 45263
--------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant      BISYS Fund Services Limited Partnership
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
--------------------------------------------------------------------------------------

Sub-Transfer Agent                             BISYS Fund Services Ohio, Inc.
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
--------------------------------------------------------------------------------------

Independent Auditors                           PricewaterhouseCoopers LLP
                                               100 East Broad Street
                                               21st Floor
                                               Columbus, Ohio 43215
--------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

 You can get free copies of annual and semi-annual reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

                               Fifth Third Funds
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                           Telephone: 1-800-282-5706
                         Internet: http://www.53.com*
              *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:
.. For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.
.. At no charge from the Commission's Website at http://www.sec.gov.

[LOGO] Fifth Third Funds

Adv-ALL-02 (08/02)  Investment Company Act file no. 811-5669.

   [LOGO] Fifth Third Funds

--------------------------------------------------------------------------------
                                    [GRAPHIC]

                                       [artwork]

   Fifth Third Funds

   Stock and Bond Mutual Funds
   Asset Allocation Funds
   Money Market Mutual Funds
   Class A Shares
   Class B Shares
   Class C Shares

       [LOGO] Working hard to build your wealth!
----------------------------

   Prospectus
   August 1, 2002

   The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                Fifth Third Funds
                Stock and Bond Mutual Funds
                Asset Allocation Funds
                Money Market Mutual Funds

                Class A Shares
                Class B Shares
                Class C Shares                                Table of Contents

Overview

This section provides important information about each of the stock, bond, and money market funds (the "Funds"), each a separate series of Fifth Third Funds, including:

.. the investment objective

.. principal investment strategies

.. principal risks, and

.. volatility and performance information

All funds except Fifth Third Large Cap Opportunity Fund are managed by Fifth Third Asset Management Inc. Fifth Third Large Cap Opportunity Fund is managed by Heartland Capital Management, Inc. ("Heartland"). Morgan Stanley Investment Management Inc. ("MSIM") acts as investment subadvisor to Fifth Third International Equity Fund.

Like all mutual funds (other than money market and stable value funds), share prices of the Funds may rise and fall in value and you could lose money. There is no guarantee that any Fund will achieve its objective.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

            Objectives, Strategies and Risks
            ---------------------------------------------------
                                 Equity Funds
                   Micro Cap Value Fund                           2
                   Small Cap Growth Fund                          4
                   Mid Cap Growth Fund                            6
                   Technology Fund                                8
                   Large Cap Opportunity Fund                    11
                   Quality Growth Fund                           13
                   Equity Index Fund                             15
                   Large Cap Core Fund                           17
                   Multi Cap Value Fund                          19
                   Disciplined Large Cap Value Fund              21
                   International Equity Fund                     23
                   International GDP Fund                        25
                   Worldwide Fund                                27
                                 Hybrid Funds
                   Balanced Fund                                 30
                   Strategic Income Fund                         33
            Shareholder Fees and Expenses
            ---------------------------------------------------
                   Fee Tables                                    81

            Additional Information About the Funds' Investments
            ---------------------------------------------------

            Fund Management
            ---------------------------------------------------
                   Investment Advisors and Subadvisor           106

            Shareholder Information
            ---------------------------------------------------
                   Purchasing And Selling Fund Shares           113
                   Purchasing And Adding To Your Shares         113
                   Selling Your Shares                          115
                   Exchanging Your Shares                       116

            Financial Highlights
            ---------------------------------------------------


                             Asset Allocation Funds
          LifeModel Conservative Fund/SM/                           36
          LifeModel Moderately Conservative Fund/SM/                39
          LifeModel Moderate Fund/SM/                               42
          LifeModel Moderately Aggressive Fund/SM/                  46
          LifeModel Aggressive Fund/SM/                             50
                                   Bond Funds
          Michigan Municipal Bond Fund                              54
          Ohio Municipal Bond Fund                                  57
          Municipal Bond Fund                                       60
          Bond Fund                                                 62
          Intermediate Municipal Bond Fund                          64
          Intermediate Bond Fund                                    67
          Short Term Bond Fund                                      69
          U.S. Government Bond Fund                                 71
                             Money Market Funds
          Prime Money Market Fund                                   73
          Government Money Market Fund                              75
          Michigan Municipal Money Market Fund                      77
          Municipal Money Market Fund                               79
          Expense Examples                                          91

                                                                    97
          Portfolio Managers                                       108

          Distribution Arrangements/Sales Charges for Stock, Bond,
           and Money Market Funds                                  117
          Dividends And Capital Gains                              122
          Expenses                                                 123
          Taxation                                                 123
                                                                   126

                Fifth Third Micro Cap Value Fund


                                                    [GRAPHIC]






Fundamental Objective           Capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies whose equity securities have a total market value under
                                $300,000,000 at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions (e.g., purchases of a company's shares by its officers and/or major shareholders) and the growth of earnings.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks   The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall
 An investment in the Fund   market and financial conditions. The smaller companies in which the
 is not a deposit of Fifth   Fund invests are especially sensitive to these factors and therefore may be
 Third Bank or any other     subject to greater share price fluctuations than other companies. Also, bank and is not insured or  securities of these smaller companies are often less liquid, thus possibly
 guaranteed by the FDIC or   limiting the ability of the Fund to dispose of such securities when the
 any other government        Advisor deems it desirable to do so. As a result of these factors, securities
 agency.                     of these smaller companies may expose shareholders of the Fund to above average risk.

                             The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-
                             earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                Fifth Third Micro Cap Value Fund


                                                    [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an          Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an
investment in the Fund by showing                                                                [CHART]
its performance from year to year
and over time, as well as compared
to a broad-based securities index.
The Russell 2000(R) Value Index is                                                 1999    2000     2001
an unmanaged index generally                                                   ------  -------  ------
representative of the performance                                                21.21%  (1.38)%  22.13%
of the small capitalization stock
market as a whole.

The returns assume that Fund
distributions have been
reinvested. The returns for Class
B and C shares will differ from
the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses
of each class. The table assumes
that shareholders redeem their
fund shares at the end of the
period indicated.

Past performance does not indicate
how the Fund will perform in the
future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q2 1999      21.12%
                         Worst quarter:              Q3 2001     -14.86%
                         Year to Date Return (1/1/02 to 6/30/02)  10.74%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                              Inception Date Past Year Since Inception
                                              ----------------------------------------
 Class A Shares/1/ (with 5.00% sales charge)      2/1/98      16.41%       8.13%
                                              ----------------------------------------
 Class B Shares/1/ (with applicable
 Contingent Deferred Sales Charge)                2/1/98      16.68%       8.18%
                                              ----------------------------------------
 Class C Shares/1/ (with applicable
 Contingent Deferred Sales Charge)                2/1/98      21.88%       8.83%
                                              ----------------------------------------
                                                                       (Since 2/1/98)
 Russell 2000(R) Value Index*                                 14.02%       7.23%
                                              ----------------------------------------
                                                                       (Since 2/1/98)
 Lipper Small Cap Value Index**                               17.20%       7.29%
--------------------------------------------------------------------------------------

/1/ For the period prior to August 13, 2001, the quoted performance of Class A, Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Fifth Third/Maxus Aggressive Value Fund, adjusted to reflect the expenses and sales charges for Class A, Class B and Class C shares. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Micro Cap Value Fund.
* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.
** The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

                Fifth Third Small Cap Growth Fund
                (Formerly the Kent Small Company Growth Fund)


                                                                    [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of a diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets.
                                Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The
                                Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York
                                Stock Exchange companies.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        The smaller companies in which the Fund invests are especially sensitive
 bank and is not insured or     to these factors and therefore may be subject to greater share price
 guaranteed by the FDIC or      fluctuations than other companies. Also, securities of these smaller
 any other government           companies are often less liquid, thus possibly limiting the ability of the
 agency.                        Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

                                The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Small Cap Growth Fund


                                                      [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                  Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                   [CHART]
from year to year and over time, as well
as compared to a broad-based securities    1993    1994     1995    1996    1997    1998     1999    2000     2001
index. The Russell 2000(R) Growth         ------  -------  ------  ------  ------  -------  ------  -------  -------
Index is an unmanaged index generally     16.83%  (0.08)%  23.48%  19.16%  27.71%  (6.40)%  27.73%  (0.59)%  (4.51)%
representative of the performance of the
small capitalization stock market whose
companies have higher price to-to-book
ratios and higher forecasted growth
values. The Russell 2000(R) Index is an
unmanaged index of the smallest 2,000
companies in the Russell 3000(R) Index,
as ranked by market capitalizations.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A
shares (which are shown in the bar
chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:            Q4 2001         20.46%
                         Worst quarter:           Q3 1998        -21.26%
                         Year to Date Return (1/1/02 to 6/30/02)  -9.66%
                         -----------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                              Inception Date Past Year Past 5 Years Since Inception
                                              -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)     12/4/92      -9.27%      6.61%         10.18%
                                              -----------------------------------------------------
 Class B Shares/3/ (with applicable
 Contingent Deferred Sales Charge)               11/2/92      -9.72%      6.59%          8.70%
                                              -----------------------------------------------------
 Class C Shares/3/ (with applicable
 Contingent Deferred Sales Charge)               11/2/92      -5.12%      6.90%         10.61%
                                              -----------------------------------------------------
                                                                                    (Since 11/1/92)
 Russell 2000(R) Growth Index*                                -9.23%      2.87%          8.36%
                                              -----------------------------------------------------
                                                                                    (Since 11/1/92)
 Russell 2000(R) Index*                                        2.49%      7.52%         11.87%
---------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Small Company Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Small Cap Growth Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalizations. The benchmark index for the Small Cap Growth Fund has changed from the Russell 2000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Mid Cap Growth Fund
                (Formerly the Fifth Third Mid Cap Fund)


                                                      [GRAPHIC]






Fundamental Objective           Growth of capital. Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are companies with market capitalizations no larger than 110%, and no smaller than
                                90%, of the market capitalizations of the companies in the Russell Midcap
                                Index(R) (generally, between $500 million and $10 billion).

                                The Fund intends to invest in mid sized companies that have the potential for sustainable long-term revenue and earnings growth at a rate faster than the average company and the overall economy. In searching for these companies, the Advisor considers solid balance sheets, high levels of profitability, strong profit margins and high returns on equity. The
                                Advisor looks for companies which operate in niche markets or in fast growing industries. The Advisor also considers companies which have the potential to pay dividends. The Fund generally selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

                                To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies, many of which pay dividends, small cap companies, as well as convertible securities which pay interest.
                                At the time of investment, those convertible securities are rated investment grade, that is, in the BBB major rating category or higher by Standard &
                                Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks of medium-sized companies can be more sensitive to long market
 bank and is not insured or     declines than larger companies, in part because they generally do not have
 guaranteed by the FDIC or      the financial resources that larger companies have. Generally, growth
 any other government           oriented stocks are sensitive to market movements. The prices of growth
 agency.                        stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

                                Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

                                The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Mid Cap Growth Fund

                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                  Year-by-Year Total Returns as of 12/31 For Class A Shares
indication of the risks of an investment in
the Fund by showing its performance                                                                   [CHART]
from year to year and over time, as well as
compared to a broad-based securities        1992   1993   1994    1995    1996    1997   1998    1999   2000    2001
index. The Russell Midcap(R) Growth         -----  -----  -----  ------  ------  ------  -----  ------  -----  -------
Index is an unmanaged index that            5.05%  1.38%  1.54%  26.03%  17.59%  32.64%  3.29%  16.77%  6.54%  (6.53)%
measures the performance of the 800
smallest companies in the Russell 1000
Index with higher price-to-book ratios
and higher forecasted growth values. The
S&P MidCap 400 Index is an
unmanaged index generally representative
of the midcap sector of the U.S. stock
market.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      23.18%
                         Worst quarter:              Q3 2001     -22.73%
                         Year to Date Return (1/1/02 to 6/30/02) -20.41%
                         ---------------------------------------------------


                                                Average Annual Total Returns
                                                (for the periods ended
                                                December 31, 2001)
                                                --------------------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
 Class A Shares (with 5.00% sales charge)           1/1/85      -11.19%      8.64%        9.27%         13.25%
                                                -------------------------------------------------------------------
 Class B Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/85      -11.68%      8.67%        9.18%         16.45%
                                                -------------------------------------------------------------------
 Class C Shares/2/ (with applicable Contingent
 Deferred Sales/ /Charge)                           1/1/85      - 7.29%      9.05%        9.07%         12.79%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/86)
 Russell MidCap(R) Growth Index*                                -20.15%      9.02%       11.10%         13.10%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/86)
 S&P MidCap 400 Index(R)*                                       - 0.61%     16.12%       15.02%         17.08%
-------------------------------------------------------------------------------------------------------------------

/1/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/2/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.
* The Russell MidCap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged index generally representative of the midcap sector of the U.S. stock market. The benchmark index for the Mid Cap Growth Fund has changed from the S&P Midcap 400 Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Technology Fund

                                            [GRAPHIC]







Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies.

                                Technology companies are those that are substantially engaged in developing products, processes or services that provide technological advances. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media and information services companies, and biotechnology. They also may include companies in more traditional industries, such as securities brokers and retailers that have extensively used technological advances to develop new or to improve products or processes.

                                The Fund generally takes a growth approach to selecting stocks, looking for established companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as, corporate bonds and government securities.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        The Fund, by concentrating in technology stocks, assumes the risks of
 bank and is not insured or     holding technology stocks. For example, technology stocks tend to:
 guaranteed by the FDIC or
 any other government           . fluctuate in price more widely and rapidly than the market as a whole agency.
                                . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor

                                . decline in price due to sector specific developments

                                . be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

                Fifth Third Technology Fund

                                            [GRAPHIC]






  To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, mid cap and small cap stocks tend to be less liquid and more volatile than large cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

  The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks. The Fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

  Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments

  To the extent the Fund invests in companies whose shares are being, or recently have been, offered to the public for the first time, the Fund takes on additional risks, including risks associated with inexperienced management, the risk that a liquid secondary trading market may not develop and risks of greater market volatility often associated with the securities sold in initial public offerings.

  Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

                Fifth Third Technology Fund


                                            [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                 [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Morgan Stanley High-                                                                           2001
Technology 35 Index is an unmanaged                                                                     ------
broad market technology index                                                                         (33.45)%
composed purely of electronics-based
companies. The Merrill Lynch 100
Technology Index is an equal-dollar
weighted index of 100 stocks designed
to measure the performance of a cross-
section of large, actively traded
technology stocks and ADRs. The
Lipper Science & Technology Index is
the composite performance of the 30
largest science and technology mutual
funds, as categorized by Lipper
Analytical Services, Inc.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A
shares (which are shown in the bar
chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 2001      33.29%
                         Worst quarter:              Q3 2001     -35.48%
                         Year to Date Return (1/1/02 to 6/30/02) -38.28%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                                       Inception Date Past Year Since Inception
                                                                       ----------------------------------------
 Class A Shares (with 5.00% sales charge)                                  6/5/00      -36.76%     -38.26%
                                                                       ----------------------------------------

 Class B Shares/1/ (with applicable Contingent Deferred Sales Charge)      6/5/00      -37.27%     -38.30%
                                                                       ----------------------------------------

 Class C Shares (with applicable Contingent Deferred Sales Charge)         6/5/00      -33.99%      36.71%
                                                                       ----------------------------------------
                                                                                                (Since 6/1/00)
 Morgan Stanley High-Technology 35 Index*                                              -24.13%     -30.75%
                                                                       ----------------------------------------
                                                                                                (Since 6/1/00)
 Merrill Lynch 100 Technology Index*                                                   -32.55%     -39.74%
                                                                       ----------------------------------------
                                                                                                (Since 6/1/00)
 Lipper Science & Technology Index*                                                    -34.72%     -37.00%
---------------------------------------------------------------------------------------------------------------

/1 /For the period prior to October 11, 2000, the quoted performance of Class B
   Shares of the Fund reflects the performance of the Class A Shares adjusted to reflect the expenses and sales charges for Class B Shares.
* The Morgan Stanley High-Technology 35 Index is an unmanaged broad market technology index composed purely of electronics-based companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and ADRs. The Lipper Science & Technology Index is the composite performance of the 30 largest science and technology mutual funds, as categorized by Lipper Analytical Services, Inc. The benchmark index for the Technology Fund has changed from the Morgan Stanley High-Technology 35 Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Large Cap Opportunity Fund
                (Formerly the Fifth Third Pinnacle Fund)


                                                              [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are those companies whose equity securities have a market capitalization of $5 billion or more. The Fund intends to invest at least 65% of total assets in common stocks and convertible securities that have the potential for long-
                                term growth.

                                In selecting stocks, the Fund looks primarily at companies that have historically reported better corporate earnings than the earnings that market analysts have predicted. Generally, those companies are expected to grow faster than the economy as a whole. Those companies also tend to be established companies that appear to be capable of sustained growth.
                                Although most of those companies are large, the Fund may invest in stocks of companies of any size. Current income is not a factor in stock selection.

                                The Fund reserves the right to invest up to 20% of total assets in other securities, such as government and corporate bonds.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Generally, growth oriented stocks may be sensitive to market movements.
 bank and is not insured or     The prices of growth stocks tend to reflect future expectations, and when
 guaranteed by the FDIC or      those expectations are not met, share prices generally fall.
 any other government
 agency.                        Significant investment in large companies also creates various risks for the
                                Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

                Fifth Third Large Cap Opportunity Fund


                                                              [GRAPHIC]





Volatility and Performance Information            Year-by-Year Total Returns as of 12/31 For Class A Shares/1/

The bar chart and table provide an                                            [CHART]
indication of the risks of an investment
in the Fund by showing its performance
from year to year and over time, as well
as compared to a broad-based securities
index. The Russell 1000(R) Growth          1992    1993    1994     1995    1996    1997    1998    1999     2000      2001
Index is an unmanaged index of            -------  -----  -------  ------  ------  ------  ------  ------  --------  --------
common stocks that measures the           (0.73)%  3.31%  (1.12)%  35.40%  22.44%  35.43%  32.83%  11.37%  (19.95)%  (22.00)%
performance of those Russell 1000
companies with higher price-to-book
ratios and higher forecasted growth
values. The S&P 500 Index(R) is an
unmanaged index of 500 selected
common stocks, most of which are
listed on the New York Stock
Exchange, and is a measure of the U.S.
stock market as a whole.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A
shares (which are shown in the bar
chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

               The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

              Best quarter:                       Q4 1998  24.87%
              Worst quarter:                      Q1 2001 -18.70%
              Year to Date Return (1/1/02 to 6/30/02)     -17.32%
              ---------------------------------------------------



                                                Average Annual Total Returns
                                                (for the periods ended
                                                December 31, 2001)
                                                --------------------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
 Class A Shares (with 5.00% sales charge)/1/        3/4/85      -25.89%      3.51%        7.16%         11.14%
                                                -------------------------------------------------------------------
 Class B Shares/2/ (with applicable Contingent
 Deferred Sales Charge)                             3/4/85      -26.92%      3.32%        7.08%         13.59%
                                                -------------------------------------------------------------------
 Class C Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                             3/4/85      -22.72%      3.57%        6.80%         10.58%
                                                -------------------------------------------------------------------
                                                                                                    (Since 3/1/85)
 Russell 1000(R) Growth Index*                                  -20.42%      8.27%       10.80%         13.67%
                                                -------------------------------------------------------------------
                                                                                                    (Since 3/1/85)
 S&P 500 Index(R)*                                              -11.88%     10.70%       12.93%         14.58%
-------------------------------------------------------------------------------------------------------------------

/1/ For the period prior to March 6, 1998, the quoted performance of the Fund reflects the performance of the Class A Shares of The Pinnacle Fund. On March 6, 1998, The Pinnacle Fund, a registered open-end investment company managed by Heartland Capital Management, Inc., was merged into Fifth Third Large Cap Opportunity Fund.
/2/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/3/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on March 9, 1998.
* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The benchmark index for the Large Cap Opportunity Fund has changed from the S&P 500 Index(R) in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Quality Growth Fund


                                                [GRAPHIC]






Fundamental Objective           Growth of capital.  Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of high quality growth companies.

                                High quality growth companies are companies, in the opinion of the
                                Advisor, that offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S.
                                companies with a market capitalization greater than $100 million.

                                To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The
                                Fund reserves the right to invest up to 35% of total assets in those securities. At the time of investment, those securities are rated investment grade, that is, in the BBB major rating category or higher by Standard &
                                Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.
 An investment in the Fund
 is not a deposit of Fifth      Stocks that pay regular dividends provide investors some return of their
 Third Bank or any other        investment, to an extent, supporting the stock's price, even during periods
 bank and is not insured or     when the prices of equity securities generally are falling. However,
 guaranteed by the FDIC or      dividend-paying stocks, especially those that pay significant dividends, also
 any other government           tend to appreciate less quickly than stocks of companies in developing
 agency.                        industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

                                Generally, growth oriented stocks may be sensitive to market movements.
                                The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

                                Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Quality Growth Fund

                                                [GRAPHIC]





Volatility and Performance Information
                                                Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
The bar chart and table provide an
indication of the risks of an investment in                                                          [CHART]
the Fund by showing its performance from
year to year and over time, as well as      1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
compared to a broad-based securities index. -----  ------   -----  ------  ------  ------  ------  ------  ------- --------
The Standard and Poor's 500 Composite       8.03%  (1.06)%  0.07%  31.59%  23.68%  32.70%  30.05%  23.51%  (4.00)% (13.99)%
Stock Price Index(R) (the "S&P 500") is an
unmanaged index of 500 selected common
stocks, most of which are listed on the New
York Stock Exchange.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      28.18%
                         Worst quarter:              Q3 2001     -17.78%
                         Year to Date Return (1/1/02 to 6/30/02) -21.94%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
 Class A Shares (with 5.00% sales charge)           1/1/83      -18.29%     10.83%       11.28%         14.40%
                                                -------------------------------------------------------------------
 Class B Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/83      -18.71%     10.91%       11.20%         15.21%
                                                -------------------------------------------------------------------
 Class C Shares/2/ (with applicable Contingent
 Deferred SalesCharge)                              1/1/83      -14.68%     11.28%       11.08%         13.89%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/83)
 S&P 500 Index(R)*                                              -11.88%     10.70%       12.93%         14.92%
-------------------------------------------------------------------------------------------------------------------

/1/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/2/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.
* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                Fifth Third Equity Index Fund
                (Formerly the Kent Index Equity Fund)

                                                    [GRAPHIC]





Fundamental Objective           Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500
                                Composite Stock Price Index(R) ("S&P 500")/1/. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the
                                Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value and the potential for extended periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Indexing is a strategy whereby the Fund attempts to weight its securities to
 bank and is not insured or     match those of a broad-based securities index (the S&P 500) in an
 guaranteed by the FDIC or      attempt to approximate the index's performance. Securities may be
 any other government           purchased, retained and sold by the Fund at times when an actively
 agency.                        managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.
                                There is also a risk that the Fund will not accurately track the S&P 500.
                                Should this occur, the Board of Trustees will act as necessary to bring the
                                Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the
                                Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the
                                S&P 500.

                                There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.

--------------------------------------------------------------------------------

/1 /"S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third Equity Index Fund

                                            [GRAPHIC]





Volatility and Performance Information
                                                    Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
The bar chart and table provide an
indication of the risks of an investment in                                                          [CHART]
the Fund by showing its performance
from year to year and over time, as well as 1993   1994    1995    1996    1997    1998    1999    2000      2001
compared to a broad-based securities        -----  -----  ------  ------  ------  ------  ------  -------  --------
index. The Standard and Poor's 500          9.09%  0.74%  35.78%  21.92%  32.24%  27.93%  20.24%  (9.52)%  (12.45)%
Composite Stock Price Index(R) (the "S&P
500") is an unmanaged index of 500
selected common stocks, most of which
are listed on the New York Stock
Exchange.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      21.23%
                         Worst quarter:              Q3 2001     -14.81%
                         Year to Date Return (1/1/02 to 6/30/02) -13.41%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Since Inception
                                                -----------------------------------------------------

 Class A Shares/2/ (with 5.00% sales charge)       11/25/92     -16.84%      8.90%        12.14%
                                                -----------------------------------------------------

 Class B Shares/3/ (with applicable Contingent
 Deferred
 Sales Charge)                                      11/2/92     -17.46%      8.92%        11.21%
                                                -----------------------------------------------------

 Class C Shares/3/ (with applicable Contingent
 Deferred
 Sales Charge)                                      11/2/92     -13.15%      9.19%        12.10%
                                                -----------------------------------------------------
 S&P 500                                                                              (Since 11/1/92)
 Index(R)*                                                      -11.88%     10.70%        13.84%
-----------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Index Equity Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Equity Index Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Index Equity Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Index Equity Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

                Fifth Third Large Cap Core Fund
                (Formerly the Fifth Third Large Cap Value Fund and the Fifth Third Large Cap Growth Fund)

                                                                  [GRAPHIC]





Fundamental Objective           Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are defined as U.S. companies with at least $5 billion in market capitalization. The
                                Fund intends to invest in equity securities of companies that the Advisor believes have potential for above-average growth relative to their peers and/or companies selling at attractive valuations. While some stocks may be purchased for their income potential, most stocks will be purchased for their capital appreciation potential.

                                When selecting equity securities which it believes are selling at attractive valuations, the Advisor considers an issuer's balance sheet, quality of management, and historical earnings per share. The Advisor typically looks for issuers where earnings have already begun to rebound and considers the likelihood that earnings per share will continue to improve.
                                When selecting equity securities which it believes have the potential for above average growth, the Advisor considers an issuer's balance sheet stability, cash flow, quality of management, earnings per share growth, and the issuer's potential to maintain above average earnings relative to its peers.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.
 An investment in the Fund
 is not a deposit of Fifth      Significant investment in large companies also creates various risks for the
 Third Bank or any other        Fund. For instance, larger, more established companies tend to operate in
 bank and is not insured or     mature markets, which often are very competitive. Larger companies also
 guaranteed by the FDIC or      do not tend to respond quickly to competitive challenges, especially to
 any other government           changes caused by technology or consumer preference.
 agency.
                                The Fund invests in both value stocks and growth stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks, can be sensitive to market movements.
                                The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                Fifth Third Large Cap Core Fund

                                                  [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                    Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment in
the Fund by showing its performance                                                                        [CHART]
from year to year and over time, as well as
compared to a broad-based securities           1993   1994    1995    1996    1997    1998    1999     2000      2001
index. The Standard and Poor's 500            ------  -----  ------  ------  ------  ------  ------  --------  --------
Composite Stock Price Index(R) (the "S&P      11.81%  0.48%  34.61%  19.14%  23.89%  27.68%  18.53%  (11.47)%  (13.07)%
500") is an unmanaged index of 500
selected common stocks, most of which
are listed on the New York Stock
Exchange. The Russell 1000(R) Index is an
unmanaged index that measures the
performance of the 1,000 largest
companies in the Russell 3000 Index.

The returns assume that Fund distributions have been reinvested. The returns for Class
B and C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      21.08%
                         Worst quarter:              Q3 2001     -14.21%
                         Year to Date Return (1/1/02 to 6/30/02) -13.31%
                         ---------------------------------------------------


                                                     Average Annual Total
                                                     Returns (for the periods
                                                     ended December 31, 2001)
                                                     ---------------------------

                                              Inception Date Past Year Past 5 Years Since Inception
                                              -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)      12/1/92     -17.42%      6.51%        10.50%
                                              -----------------------------------------------------
 Class B Shares/3/ (with applicable
 Contingent Deferred Sales Charge)                11/2/92     -17.95%      6.49%        10.52%
                                              -----------------------------------------------------
 Class C Shares/3/ (with applicable
 Contingent Deferred Sales Charge)               11/02/92     -13.69%      6.81%        10.53%
                                              -----------------------------------------------------
                                                                                    (Since 11/1/92)
 S&P 500 Index(R)*                                            -11.88%     10.70%        13.84%
                                              -----------------------------------------------------
                                                                                    (Since 11/1/92)
 Russell 1000(R) Index**                                      -12.45%     10.50%        13.70%
---------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Growth and Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Large Cap Core Fund (formerly named the Fifth Large Cap Value Fund).
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

                Fifth Third Multi Cap Value Fund


                                                  [GRAPHIC]






Fundamental Objective           High level of total return (using a combination of capital appreciation and income).

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of multi cap companies. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The
                                Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While the Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the
                                Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

                                The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-
                                earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

 An investment in the Fund is not a deposit of Fifth Third Bank or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

                Fifth Third Multi Cap Value Fund

                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an               Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment in
the Fund by showing its performance from                                                              [CHART]
year to year and over time, as well as
compared to two broad-based securities
indices. The Russell 3000(R) Value Index is
an unmanaged index that measures the          1992   1993  1994   1995   1996   1997   1998    1999    2000  2001
performance of those Russell 3000 Index      ------ ------ ----- ------ ------ ------ ------  ------  ------ -----
companies with lower price-to-book ratios    13.64% 24.48% 0.64% 22.48% 19.08% 28.20% (8.74)%  12.95% 23.33% 7.54%
and lower forecasted growth values. The
Lipper Multicap Value Index is an equal
weighted index of mutual funds that invest
in undervalued securities within multiple
capitalization ranges. The Russell 3000(R)
Index is composed of 3,000 large U.S.
companies, as determined by market
capitalization. This portfolio of securities
represents approximately 98% of the
investable U.S. equity market.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the
                          impact of any applicable sales charges or
                          account fees, which would reduce returns.
                         Best quarter:               Q2 1999      18.60%
                         Worst quarter:              Q3 1998     -21.07%
                         Year to Date Return (1/1/02 to 6/30/02)  -8.56%
                         ---------------------------------------------------


                                              Average Annual Total Returns (for
                                              the periods ended
                                              December 31, 2001)
                                              ----------------------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
 Class A Shares/1/ (with 5.00% sales charge)       9/30/89        2.11%     10.71%       13.17%         12.51%
                                                -------------------------------------------------------------------
 Class B Shares/2/ (with applicable Contingent
 Deferred Sales Charge)                            9/30/89        1.88%     11.05%       13.35%         12.66%
                                                -------------------------------------------------------------------
 Class C Shares/2/ (with applicable Contingent
 Deferred Sales Charge)                            9/30/89        6.85%     11.30%       13.22%         12.45%
                                                -------------------------------------------------------------------
                                                                                                    (Since 10/1/89)
 Russell 3000(R) Value Index*                                   - 4.33%     11.02%       14.15%         12.57%
                                                -------------------------------------------------------------------
                                                                                                    (Since 10/1/89)
 Lipper Multicap Value Index**                                    1.30%      9.73%       12.31%         11.20%
                                                -------------------------------------------------------------------
                                                                                                    (Since 10/1/89)
 Russell 3000(R) Index**                                        -11.46%     10.14%       12.64%         12.43%

--------------------------------------------------------------------------------

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into Fifth Third Multi Cap Value Fund.
/2/ For the period prior to August 13, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Equity Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
** The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges. The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The benchmark index for the Multi Cap Value Fund has changed from the Russell 3000(R) Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third Disciplined Large Cap Value Fund
                (Formerly the Fifth Third Equity Income Fund)


                                                          [GRAPHIC]





Fundamental Objective           Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are currently defined as U.S. companies with at least $5 billion in market capitalization. The Fund intends to invest primarily in stocks of companies with low ratios of price to earnings, cash flow, sales and book value, as well as companies which the Advisor believes are undervalued relative to their prospects for future earnings or to their asset values. In selecting equity securities, the Advisor will consider an issuing company's balance sheet and interest coverage. Most stocks will be purchased for a combination of current income and capital appreciation. The Fund expects to earn current income mainly from stock dividends which may be supplemented by interest on convertible bonds and dividends on preferred stock.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as government and corporate bonds, which at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equities and in debt. The risks of investing in equity securities include
 An investment in the Fund      the risk of sudden and unpredictable drops in value or periods of
 is not a deposit of Fifth      lackluster performance. The risks of investing in debt securities include the
 Third Bank or any other        tendency of bond prices to fall as interest rates rise.
 bank and is not insured or
 guaranteed by the FDIC or      The Fund invests in value stocks. Value stocks are those that appear to be
 any other government           underpriced based upon valuation measures, such as lower price-to-
 agency.                        earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                                Significant investment in large companies also creates various risks for the
                                Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

                                The tendency of bond prices to fall when interest rates rise becomes more significant as the average maturity of the Fund's bond portfolio increases.
                                Investments in bonds subject the Fund to the risk that an issuer could default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Disciplined Large Cap Value Fund


                                                          [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an           Year-by-Year Total Returns as of 12/31 For Class A Shares//
indication of the risks of an
investment in the Fund by showing                                                                [CHART]
its performance from year to year
and over time, as well as compared
to a broad-based securities index.  1992   1993    1994     1995    1996    1997    1998    1999     2000     2001
The Russell 1000(R) Value Index is  -----  -----  -------  ------  ------  ------  ------  -------  ------  --------
an unmanaged index of common        4.61%  0.26%  (0.65)%  30.73%  16.83%  38.15%  17.82%  (4.87)%  12.36%  (12.58)%
stocks that measures the
performance of those Russell
1000(R) companies with lower
price-to-book ratios and lower
forecasted growth values. The
Standard & Poor's 500 Composite
Stock Price Index(R) (the "S&P 500
Index") is an unmanaged index of
500 selected common stocks, most
of which are listed on the New
York Stock Exchange, and is a
measure of the U.S. stock market
as a whole.

The returns assume that Fund
distributions have been
reinvested. The returns for Class
B and C shares will differ from
the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses
of each class. The table assumes
that shareholders redeem their
fund shares at the end of the
period indicated.

Past performance does not indicate
how the Fund will perform in the
future.

                      The bar chart above does not
                      reflect the impact of any
                      applicable sales charges or account
                      fees, which would reduce returns.

                      Best quarter:        Q2 1997  15.29%
                      Worst quarter:       Q3 1999 -11.45%
                      Year to Date Return (1/1/02
                       to 6/30/02)                  -8.49%
                      ------------------------------------


                              Average Annual
                              Total Returns (for
                              the periods ended
                              December 31, 2001)
                              --------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
 Class A Shares (with 5.00% sales charge)           1/1/83      -16.94%      7.64%        8.68%         12.33%
                                                -------------------------------------------------------------------
 Class B Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/83      -17.29%      7.70%        8.60%         14.23%
                                                -------------------------------------------------------------------
 Class C Shares/2/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/83      -13.29%      8.08%        8.51%         11.83%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/83)
 Russell 1000(R) Value Index*                                   - 5.59%     11.13%       14.16%         15.26%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/83)
 S&P 500 Index(R)*                                              -11.88%     10.70%       12.93%         14.92%
-------------------------------------------------------------------------------------------------------------------

/1/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/2/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on January 27, 1997.
* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The benchmark index for the Disciplined Large Cap Value Fund has changed from the S&P 500 Index in order to better represent the Fund's investment policies for comparison purposes.

                Fifth Third International Equity Fund

                                                          [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its assets in securities of non-U.S.
                                companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

                                The Fund uses a top-down strategy of selecting securities in its portfolio.
                                It allocates assets among geographic regions and individual countries and sectors, rather than emphasizing individual stock selection. The Fund capitalizes on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based on three factors: (i) valuation, (ii)
                                fundamental change, and (iii) market momentum/technicals. Valuation factors include price/book values and price/cash earnings. Fundamental change factors include incremental shifts in economic growth, interest rates, the political, social, business, and regulatory environment, and monetary and fiscal policy. Market momentum/technical factors include market capitalization, liquidity, volatility, and investor sentiment.

                                The Fund's investment subadvisor analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan
                                Stanley Capital International Europe, Australasia, and Far East Index(R)
                                (the "EAFE Index")./1/ Although the Fund invests primarily in established foreign securities markets, from time to time, it may also invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. In selecting stocks in a specific country or sector, the Fund invests in "baskets" of common stocks and other equity securities. By investing in these "baskets," the Fund generally attempts to replicate a broad market index (which is usually the
                                Morgan Stanley Capital International Index or other index for a specific country or sector) in order to track the underlying performance of that index. Because the Fund employs a top-down strategy, the portfolio construction does not lend itself to individual stock selection.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks of foreign companies present additional risks for U.S. investors. Stocks
 bank and is not insured or     of foreign companies tend to be less liquid and more volatile than their U.S.
 guaranteed by the FDIC or      counterparts, in part because accounting standards and market regulations
 any other government           tend to be less standardized and economic and political climates less stable.
 agency.                        Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

--------------------------------------------------------------------------------

/1/ "EAFE Index" is a registered service mark of Morgan Stanley Capital
    International, which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third International Equity Fund

                                                          [GRAPHIC]





Volatility and Performance Information
                                                Year-by-Year Total Returns as of 12/31 For Class A Shares//
The bar chart and table provide an
indication of the risks of an investment in                                                         [CHART]
the Fund by showing its performance
from year to year and over time, as well as
compared to a broad-based securities                  1995   1996   1997    1998    1999     2000      2001
index. The Morgan Stanley Capital                  ------  -----  -----  ------  ------  --------  --------
International EAFE Index(R) (the "EAFE             11.29%  8.54%  7.96%  19.34%  25.74%  (14.43)%  (18.01)%
Index") is a widely recognized,
unmanaged index composed of a sample
of companies representative of the market
structure of 20 European and Pacific
Basin countries.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      17.70%
                         Worst quarter:              Q3 1998     -11.88%
                         Year to Date Return (1/1/02 to 6/30/02)   0.12%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Since Inception
                                                -----------------------------------------------------
 Class A Shares (with 5.00% sales charge)          8/18/94      -22.07%     1.55%         2.78%
                                                -----------------------------------------------------
 Class B Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                            8/18/94      -22.70%     1.49%         2.73%
                                                -----------------------------------------------------
 Class C Shares/2/ (with applicable Contingent
 Deferred Sales Charge)                            8/18/94      -18.70%     1.99%         3.01%
                                                -----------------------------------------------------
                                                                                      (Since 9/1/94)
 EAFE Index(R)*                                                 -21.21%     1.17%         2.59%
-----------------------------------------------------------------------------------------------------

/1/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/2/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.
* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                Fifth Third International GDP Fund
                (Formerly the Kent International Growth Fund)

                                                                  [GRAPHIC]





Fundamental Objective           Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 65% of its total assets in the common and preferred stocks of companies located in at least three countries in Europe, Australia and the Pacific Rim.

                                The Advisor considers the size and growth of a country's Gross Domestic
                                Product and market capitalization relative to other countries when determining region and country allocations among Europe, Australia and the Pacific Rim. Allocation among companies is determined based on a stock's attractiveness, industry attractiveness, and stock market capitalization. Stocks are selected from the countries represented in the
                                Morgan Stanley Capital International Europe, Australasia, and Far East
                                Equity Index(R) (the "EAFE Index")./1/ The allocation of Fund assets may shift from time to time from countries that the Fund considers overvalued to countries that it considers undervalued. Although the Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its assets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in the index it attempts to replicate. The Fund may at times invest more than 25% of its total assets in a particular country.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in
 An investment in the Fund      value or periods of lackluster performance.
 is not a deposit of Fifth
 Third Bank or any other        Stocks of foreign companies present additional risks for U.S. investors.
 bank and is not insured or     Stocks of foreign companies tend to be less liquid and more volatile than
 guaranteed by the FDIC or      their U.S. counterparts, in part because accounting standards and market
 any other government           regulations tend to be less standardized, and economic and political
 agency.                        climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the
                                Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

                                The International GDP Fund may invest more than 25% of its assets in particular foreign country. A concentration of investments in any one country could expose the Fund to increased risk due to changes in the economic or political environment within that country.

--------------------------------------------------------------------------------

/1/ "EAFE Index" is a registered service mark of Morgan Stanley Capital
    International, which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third International GDP Fund

                                                      [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                  Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment in
the Fund by showing its performance from                                                                 [CHART]
year to year and over time, as well as
compared to three relative broad-based
securities indices. The Morgan Stanley       1993   1994    1995   1996   1997    1998    1999     2000      2001
Capital International EAFE Index(R) (the    ------  -----  ------  -----  -----  ------  ------  --------  --------
"EAFE Index") is a widely recognized,       29.93%  5.51%  12.86%  5.57%  2.25%  17.60%  27.95%  (17.61)%  (23.84)%
unmanaged index composed of a sample
of companies representative of the market
structure of 20 European and Pacific Basin
countries. The Morgan Stanley Capital
International Europe Index is an
unmanaged index of European stocks. The
Morgan Stanley Capital International
Pacific Rim Index is an unmanaged index
of stocks in the Pacific Rim region.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      19.36%
                         Worst quarter:              Q3 2001     -15.19%
                         Year to Date Return (1/1/02 to 6/30/02)  -2.32%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                                       Inception Date Past Year Past 5 Years Since Inception
                                                                       -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)                              12/4/92      -27.63%     -1.71%              4.56%
                                                                       -----------------------------------------------------

 Class B Shares/3/ (with applicable Contingent Deferred Sales Charge)     12/4/92      -27.91%     -1.79%              4.55%
                                                                       -----------------------------------------------------

 Class C Shares/3/ (with applicable Contingent Deferred Sales Charge)     12/4/92      -24.33%     -1.42%              4.40%
                                                                       -----------------------------------------------------
                                                                                                             (Since 12/1/92)
 Morgan Stanley Capital International EAFE Index(R)*                                   -21.21%      1.17%              6.79%
                                                                       -----------------------------------------------------
                                                                                                             (Since 12/1/92)
 Morgan Stanley Capital International Europe Index**                                   -19.64%      6.56%             11.92%
                                                                       -----------------------------------------------------
                                                                                                             (Since 12/1/92)
 Morgan Stanley Capital International Pacific Rim Index***                             -25.22%     -7.60%             -0.39%
----------------------------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent International Growth Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third International GDP Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent International Growth Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent International Growth Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.
** The Morgan Stanley Capital International Europe Index is an unmanaged index of European stocks.
*** The Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]






Fundamental Objective           High level of total return (using a combination of capital appreciation and income) consistent with reasonable risk.

Principal Investment Strategies Under normal circumstances, the Fund invests primarily in other mutual funds that invest in equity securities on a domestic, international and/or global basis. The Fund will structure its portfolio of mutual funds by (i)
                                identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs.
                                growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

                                The Fund may invest in index funds and/or leveraged index funds when the Advisor believes that equity prices in general are likely to rise in the near term. Leveraged funds attempt to magnify the results of an investment through the investment in futures contracts and options on securities, future contracts, and stock indices. For example, a leveraged index fund may perform (increase or decrease) at 150% of the index's performance to which it was correlated. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated.

                                The Fund may invest in bear funds and/or leveraged bear funds when the
                                Advisor believes that equity prices in general are likely to decline in the near term. A bear fund has a inverse relationship to the general market and seeks capital appreciation when the market is overvalued. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek profit from anticipated decreases in the indexes to which such funds generally are inversely correlated. Leveraged bear funds attempt to magnify the results of a regular bear fund. For example, a leveraged bear fund may perform (increase or decrease) at 150% of a regular bear fund.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

                                Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends and Capital Gains"
                                below.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]






Principal Investment Risks   The principal risks of investing in the Fund include the risks of investing in other funds which have substantial investments in foreign markets.
 An investment in the Fund   Foreign securities, foreign currencies, and securities issued by U.S. entities
 is not a deposit of Fifth   with substantial foreign operations can involve additional risks relating to
 Third Bank or any other     political, economic, or regulatory conditions in foreign countries. These bank and is not insured or  risks include fluctuations in foreign currencies; withholding or other taxes;
 guaranteed by the FDIC or   trading, settlement, custodial and other operational risks; and the less
 any other government        stringent investor protection and disclosure standards of some foreign
 agency.                     markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S.
                             investments. In addition, foreign markets can perform differently than the
                             U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

                             Because the Fund primarily invests in other mutual funds which invest in equity securities, the Fund is subject to the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions.

                             The Fund may invest in index funds or leveraged funds. If equity prices generally decline while the Fund is invested in an index fund or funds, the
                             Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

                             The Fund may also invest in bear funds or leveraged bear funds. If equity prices generally rise while the Fund is invested in a bear fund or funds, the
                             Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

                             The Fund may invest in a manner that anticipates market trends and market-moving events. For example, the Fund may invest in index and leveraged index funds when the Advisor expects the market to increase and invest in bear and leveraged bear funds when the market is anticipated to decrease. These techniques may produce substantial losses where the market behaves in a manner contrary to the Advisor's expectations.

                             The portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund.
                             Also, a high rate of portfolio turnover may result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

                             An investor in the Fund will bear not only his proportionate share of the expenses of the Fund, but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses, and other miscellaneous expenses.

                Fifth Third Worldwide Fund

                                           [GRAPHIC]






Volatility and Performance Information              Year-by-Year Total Returns as of 12/31 For Class C Shares/1/

The bar chart and table provide an                                                                       [CHART]
indication of the risks of an investment in
the Fund by showing its performance
from year to year and over time, as well as
compared to a broad-based securities             1994    1995     1996   1997    1998    1999     2000      2001
index. The Morgan Stanley Capital             ------   -----   ------  -----  ------  ------  --------  --------
International World Index is an               (3.82)%  13.90%  20.29%  5.01%  34.38%  50.05%  (12.82)%  (12.49)%
unmanaged index generally representative
of the performance of the equity markets
of 23 developed countries as a whole.

The table assumes that shareholders
redeem their fund shares at the end of the period indicated. The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1999      27.34%
                         Worst quarter:              Q3 2001     -17.05%
                         Year to Date Return (1/1/02 to 6/30/02)  -9.38%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Since Inception
                                                -----------------------------------------------------
 Class C Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                            4/30/93      -12.49%     10.04%        10.11%
                                                -----------------------------------------------------
 Morgan Stanley Capital International                                                 (Since 5/1/93)
 World Index*                                                   -16.52%      5.74%         8.87%
-----------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Advisor shares of the Fifth Third Worldwide Fund, adjusted to reflect the expenses and sales charges for Class C shares. For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Laureate Fund, adjusted to reflect the expenses and sales charges for Class C shares. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Worldwide Fund.
* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                Fifth Third Balanced Fund

                                          [GRAPHIC]





Fundamental Objective           Capital appreciation and income.

Principal Investment Strategies Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to
                                75% of total assets in common stocks and convertible preferred stocks and convertible corporate bonds, 25% to 40% of total assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities, and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time. However, the Fund takes a moderate to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.
                                The equity position of the Fund tends to be invested in high quality growth companies that are either large or mid-sized. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. While greater emphasis will be placed on larger companies, that is, companies with market capitalizations over $10 billion, the Fund may favor mid-sized companies, that is, companies no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Standard & Poor's MidCap 400
                                Index(R)/1/ (generally, between $500 million and $10 billion), when the
                                Advisor believes that market conditions favor securities of mid-sized companies.

                                The fixed income portion of the Fund tends to be invested in high quality bonds with maturities ranging from overnight to thirty years in length.
                                The Fund will attempt to maintain the average maturity of the bond portion of the Fund from between 5 and 9 years. At the time of investment, the corporate bonds and convertible securities in which the
                                Fund invests are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.


--------------------------------------------------------------------------------
/1/ "S&P 400" is a registered service mark of Standard & Poor's, a division of the McGraw-Hill companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

                Fifth Third Balanced Fund

                                          [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund include the risks associated with following an asset allocation strategy, such as the risk that the Fund
 An investment in the Fund   will not correctly anticipate the relative performance of the different asset
 is not a deposit of Fifth   classes in which it may invest.
 Third Bank or any other
 bank and is not insured or  To the extent the Fund invests in stocks and convertible securities, it
 guaranteed by the FDIC or   assumes the risks of equity investing, including sudden and unpredictable
 any other government        drops in value and periods of lackluster performance.
 agency.
                             Significant investments in large companies also creates various risks for the
                             Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

                             Generally, growth oriented stocks may be sensitive to market movements.
                             The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

                             Stocks of mid-sized companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

                             Through its investment in bonds, the Fund assumes the risks of bond investing, including the tendency of prices to fall as interest rates rise.
                             That risk is greater for bonds with longer maturities. Less significant is the risk that a bond issuer will default on principal or interest payments.
                             Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

                Fifth Third Balanced Fund

                                          [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Class A Shares
indication of the risks of an investment
in the Fund by showing its performance                                             [CHART]
from year to year and over time, as well
as compared to two broad-based
securities indices. The Standard and      1992   1993    1994     1995    1996    1997    1998    1999   2000    2001
Poor's 500 Composite Stock Price          -----  -----  -------  ------  ------  ------  ------  ------  -----  -------
Index(R) (the "S&P 500") is an            9.88%  1.74%  (1.03)%  26.53%  14.23%  24.08%  17.87%  15.30%  2.09%  (8.74)%
unmanaged index of 500 selected
common stocks, most of which are
listed on the New York Stock Exchange.
The Lehman Brothers Aggregate Bond
Index(R) (the "LBAB Index") is an
unmanaged index generally
representative of the performance of the
bond market as a whole.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A
shares (which are shown in the bar
chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:               Q4 1998      17.81%
                         Worst quarter:              Q3 2001     -14.43%
                         Year to Date Return (1/1/02 to 6/30/02) -13.08%
                         ---------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
 Class A Shares (with 5.00% sales charge)           1/1/83      -13.28%      8.34%        9.09%         13.72%
                                                -------------------------------------------------------------------
 Class B Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/83      -13.82%      8.34%        9.00%         16.92%
                                                -------------------------------------------------------------------
 Class C Shares/2/ (with applicable
 Contingent Deferred Sales Charge)                  1/1/83      - 9.45%      8.81%        8.91%         13.22%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/83)
 S&P 500 Index(R)*                                              -11.88%     10.70%       12.93%         14.92%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/83)
 LBAB Index(R)**                                                  8.42%      7.43%        7.23%         9.56%
-------------------------------------------------------------------------------------------------------------------

/1/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/2/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 25, 1996.
* The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
** The LBAB Index is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

                Fifth Third Strategic Income Fund

                                                      [GRAPHIC]





Fundamental Objective           High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares.
                                To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

                                The Fund will respond to and attempt to anticipate economic and market trends. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. The Fund may invest in debt securities of any maturity.

                                In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by
                                Standard & Poor's and/or (ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower.
                                Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics.

                                Investments may be made in any diversified closed-end income funds as long as the Fund's total portfolio maintains no more than 20% in securities rated BB or lower. The Fund may consider closed-end funds as a
                                "pass through" security, i.e. it will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-
                                end fund even if the underlying portfolio contains more than 20% in securities rated BB or lower. Such closed-end funds may invest in debt securities of United States or foreign issuers.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

                Fifth Third Strategic Income Fund

                                                      [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund include the risks of investing in debt securities. Prices of debt securities rise and fall in response to
 An investment in the Fund   interest rate changes for similar securities. Generally, when interest rates
 is not a deposit of Fifth   rise, prices of debt securities fall. The net asset value of the Fund may also
 Third Bank or any other     decrease during periods of rising interest rates. An issuer of debt securities bank and is not insured or  may default (fail to repay interest and principal when due). If an issuer
 guaranteed by the FDIC or   defaults or the risk of such default is perceived to have increased, the Fund
 any other government        may lose all or part of its investment. The net asset value of the Fund may
 agency.                     fall during periods of economic downturn when such defaults or risk of defaults increase. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities.
                             For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

                             Investments in closed-end funds present additional risks to investors.
                             Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

                             Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the
                             U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S.
                             dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into
                             "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets.
                             All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

                Fifth Third Strategic Income Fund

                                                      [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Class C Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                 [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Lehman Intermediate Credit
Index is an unmanaged index generally    1992   1993    1994     1995   1996    1997   1998    1999     2000    2001
representative of the performance of the -----  -----  -------  ------  -----  ------  -----  -------  ------  ------
bond market as a whole.                  7.27%  8.31%  (4.85)%  15.79%  8.66%  10.98%  2.94%  (6.29)%  15.51%  11.80%

The returns assume that Fund
distributions have been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       6.20%
                         Worst quarter:             Q4 1999      -4.72%
                         Year to Date Return (1/1/02 to 6/30/02)  3.68%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
 Class C Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                            3/10/85      11.80%      6.69%         6.76%         7.31%
                                                -------------------------------------------------------------------
                                                                                                    (Since 3/1/85)
 Lehman Intermediate Credit Index*                               9.77%      7.15%         7.42%         9.09%
-------------------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Advisor shares of the Fifth Third Strategic Income Fund, adjusted to reflect the expenses and sales charges for Class C shares. For the period prior to October 22, 2001, the quoted performance of the Fund reflects the performance of the Investor Shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the expenses and sales charges for Class C shares. On October 22, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Strategic Income Fund.
* The Lehman Intermediate Credit Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                Fifth Third LifeModel Conservative Fund/SM /

                                                                    [GRAPHIC]






Fundamental Objective          The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in fixed income and equity securities.

Principal Investment           The Fund is a "fund of funds." The Fund's investment strategy is to invest
  Strategies                   in a diversified group of other Fifth Third mutual funds. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

                               The Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

                                . From 70% to 90% of the Fund's total assets will be invested in Fifth
                                  Third bond funds.

                                . From 10% to 30% of the Fund's total assets will be invested in Fifth
                                  Third equity funds.

                                . Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

                               The Fund invests its asset in the underlying mutual funds within the following ranges:

                                                                   Percentage of
                                             Fund Name             Fund Holdings
                                  ----------------------------------------------
                                  International GDP Fund                0-5%
                                  International Equity Fund             0-5%
                                  Small Cap Growth Fund                0-15%
                                  Micro Cap Value Fund                 0-15%
                                  Mid Cap Growth Fund                  0-15%
                                  Large Cap Opportunity Fund           0-15%
                                  Quality Growth Fund                  0-15%
                                  Large Cap Core Fund                  0-15%
                                  Multi Cap Value Fund                 0-15%
                                  Disciplined Large Cap Value Fund     0-15%
                                  Bond Fund                            0-60%
                                  Intermediate Bond Fund               0-60%
                                  Short Term Bond Fund                 0-60%
                                  U.S. Government Bond Fund            0-60%
                                  Prime Money Market Fund              0-20%
                                  U.S. Treasury Money Market Fund      0-20%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Conservative Fund/SM/

                                                                    [GRAPHIC]






Principal Investment Risks   The principal risks of investing in the Fund are as follows:

                             Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third funds, so the Fund's investment performance is
Principal Investment Risks   directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets
 An investment in the Fund   and the value of the mutual funds in which it invests. In addition, as a
 is not a deposit of Fifth   matter of fundamental policy, the Fund must allocate its investments
 Third Bank or any other     among the underlying funds. As a result, the Fund does not have the same bank and is not insured or  flexibility to invest as a mutual fund without such constraints. In addition,
 guaranteed by the FDIC or   the Fund indirectly pays a portion of the expenses incurred by the
 any other government        underlying Funds.
 agency.
                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Conservative Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel
                             Conservative Fund/SM/ will change as the value of investments of the underlying Fifth Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S.
                             investments.

                Fifth Third LifeModel Conservative Fund/SM/

                                                                    [GRAPHIC]






Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Moderately Conservative Fund/SM/



                                                                  [GRAPHIC]






Fundamental Objective           The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in fixed income and equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The
                                Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds, with an emphasis on bonds:

                                 . From 50% to 70% of the Fund's total assets will be invested in Fifth
                                   Third bond funds.

                                 . From 30% to 50% of the Fund's total assets will be invested in Fifth
                                   Third equity funds.

                                 . Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-10%
                 International Equity Fund            0-10%
                 Small Cap Growth Fund                0-25%
                 Micro Cap Value Fund                 0-25%
                 Mid Cap Growth Fund                  0-25%
                 Large Cap Opportunity Fund           0-25%
                 Quality Growth Fund                  0-25%
                 Large Cap Core Fund                  0-25%
                 Multi Cap Value Fund                 0-25%
                 Disciplined Large Cap Value Fund     0-25%
                 Bond Fund                            0-50%
                 Intermediate Bond Fund               0-50%
                 Short Term Bond Fund                 0-50%
                 U.S. Government Bond Fund            0-50%
                 Prime Money Market Fund              0-20%
                 U.S. Treasury Money Market Fund      0-20%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Moderately Conservative Fund/SM/



                                                                  [GRAPHIC]






Principal Investment Risks   The principal risks of investing in the Fund are as follows:

                             Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Moderately Conservative Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel
                             Moderately Conservative Fund/SM/ will change as the value of investments of the underlying Fifth Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least
                             10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Principal Investment Risks   Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small
 An investment in the Fund   companies may be more vulnerable to economic, market and industry
 is not a deposit of Fifth   changes. Because economic events have a greater impact on smaller
 Third Bank or any other     companies, there may be greater and more frequent changes in their stock bank and is not insured or  price. This may cause unexpected and frequent decreases in the value of
 guaranteed by the FDIC or   the underlying Fund's investment.
 any other government
 agency.                     Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S.
                             investments.

                Fifth Third LifeModel Moderately Conservative Fund/SM/



                                                                   [GRAPHIC]






Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Moderate Fund/SM /

                                                              [GRAPHIC]







Fundamental Objective           The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in equity and fixed income securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds:

                                 . From 40% to 60% of the Fund's total assets will be invested in Fifth
                                   Third equity funds.

                                 . From 40% to 60% of the Fund's total assets will be invested in Fifth
                                   Third bond funds.

                                 . Up to 15% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-15%
                 International Equity Fund            0-15%
                 Technology Fund                      0-10%
                 Small Cap Growth Fund                0-30%
                 Micro Cap Value Fund                 0-30%
                 Mid Cap Growth Fund                  0-30%
                 Large Cap Opportunity Fund           0-30%
                 Quality Growth Fund                  0-30%
                 Large Cap Core Fund                  0-30%
                 Multi Cap Value Fund                 0-30%
                 Disciplined Large Cap Value Fund     0-30%
                 Bond Fund                            0-40%
                 Intermediate Bond Fund               0-40%
                 Short Term Bond Fund                 0-40%
                 U.S. Government Bond Fund            0-40%
                 Prime Money Market Fund              0-15%
                 U.S. Treasury Money Market Fund      0-15%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Moderate Fund/SM /

                                                              [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund are as follows:

                             Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third funds, so the Fund's investment performance is net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Moderate Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate
                             Fund/SM/ will change as the value of investments of the underlying Fifth
                             Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-
                             investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Principal Investment Risks   Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small
 An investment in the Fund   companies may be more vulnerable to economic, market and industry
 is not a deposit of Fifth   changes. Because economic events have a greater impact on smaller
 Third Bank or any other     companies, there may be greater and more frequent changes in their stock bank and is not insured or  price. This may cause unexpected and frequent decreases in the value of
 guaranteed by the FDIC or   the underlying Fund's investment.
 any other government
 agency.                     Technology Companies. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

                Fifth Third LifeModel Moderate Fund/SM /

                                                              [GRAPHIC]





  Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

                Fifth Third LifeModel Moderate Fund/SM/

                                                              [GRAPHIC]





Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Moderately Aggressive Fund/SM /



                                                                 [GRAPHIC]






Fundamental Objective           The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond funds and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds, with an emphasis on stocks:

                                 . From 60% to 80% of the Fund's total assets will be invested in Fifth
                                   Third equity funds.

                                 . From 20% to 40% of the Fund's total assets will be invested in Fifth
                                   Third bond funds.

                                 . Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-20%
                 International Equity Fund            0-20%
                 Technology Fund                      0-10%
                 Small Cap Growth Fund                0-40%
                 Micro Cap Value Fund                 0-40%
                 Mid Cap Growth Fund                  0-40%
                 Large Cap Opportunity Fund           0-40%
                 Quality Growth Fund                  0-40%
                 Large Cap Core Fund                  0-40%
                 Multi Cap Value Fund                 0-40%
                 Disciplined Large Cap Value Fund     0-40%
                 Bond Fund                            0-30%
                 Intermediate Bond Fund               0-30%
                 Short Term Bond Fund                 0-30%
                 U.S. Government Bond Fund            0-30%
                 Prime Money Market Fund              0-10%
                 U.S. Treasury Money Market Fund      0-10%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.
  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Moderately Aggressive Fund/SM /



                                                                 [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund are as follows:

Principal Investment Risks   Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third funds, so the Fund's investment performance is
 An investment in the Fund   directly related to the performance of the underlying funds. The Fund's
 is not a deposit of Fifth   net asset value will change with changes in the equity and bond markets
 Third Bank or any other     and the value of the mutual funds in which it invests. In addition, as a bank and is not insured or  matter of fundamental policy, the Fund must allocate its investments
 guaranteed by the FDIC or   among the underlying funds. As a result, the Fund does not have the same
 any other government        flexibility to invest as a mutual fund without such constraints. In addition,
 agency.                     the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Moderately Aggressive Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel
                             Moderately Aggressive Fund/SM/ will change as the value of investments of the underlying Fifth Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Technology Companies. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most

                Fifth Third LifeModel Moderately Aggressive Fund/SM /



                                                                 [GRAPHIC]





  stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

  Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

  Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

                Fifth Third LifeModel Moderately Aggressive Fund/SM/



                                                                 [GRAPHIC]





Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third LifeModel Aggressive Fund/SM/

                                                                [GRAPHIC]







Fundamental Objective           The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third mutual funds which invest primarily in equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of other Fifth Third mutual funds. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

                                The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

                                 . From 80% to 100% of the Fund's total assets will be invested in
                                   Fifth Third equity funds.

                                 . Up to 20% of the Fund's total assets will be invested in Fifth Third bond funds.

                                 . Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

                                The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                  Percentage of
                            Fund Name             Fund Holdings
                 ----------------------------------------------
                 International GDP Fund               0-25%
                 International Equity Fund            0-25%
                 Technology Fund                      0-10%
                 Small Cap Growth Fund                0-50%
                 Micro Cap Value Fund                 0-50%
                 Mid Cap Growth Fund                  0-50%
                 Large Cap Opportunity Fund           0-50%
                 Quality Growth Fund                  0-50%
                 Large Cap Core Fund                  0-50%
                 Multi Cap Value Fund                 0-50%
                 Disciplined Large Cap Value Fund     0-50%
                 Bond Fund                            0-20%
                 Intermediate Bond Fund               0-20%
                 Short Term Bond Fund                 0-20%
                 U.S. Government Bond Fund            0-20%
                 Prime Money Market Fund              0-10%
                 U.S. Treasury Money Market Fund      0-10%

  When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

  For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

                Fifth Third LifeModel Aggressive Fund/SM/

                                                                [GRAPHIC]





Principal Investment Risks   The principal risks of investing in the Fund are as follows:

Principal Investment Risks   Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third funds, so the Fund's investment performance is
 An investment in the Fund   directly related to the performance of the underlying funds. The Fund's
 is not a deposit of Fifth   net asset value will change with changes in the equity and bond markets
 Third Bank or any other     and the value of the mutual funds in which it invests. In addition, as a bank and is not insured or  matter of fundamental policy, the Fund must allocate its investments
 guaranteed by the FDIC or   among the underlying funds. As a result, the Fund does not have the same
 any other government        flexibility to invest as a mutual fund without such constraints. In addition,
 agency.                     the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

                             Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk,"
                             meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth
                             Third equity fund goes down, the value of your investment in LifeModel
                             Aggressive Fund/SM/ will be affected.

                             Bond Funds. Bond funds invest primarily in fixed income securities.
                             These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive
                             Fund/SM/ will change as the value of investments of the underlying Fifth
                             Third funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-
                             investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

                             Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

                             Technology Companies. Investments in technology stocks are subject to special risks. Technology stocks tend to fluctuate in price more widely and rapidly than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor; decline in price due to sector specific developments; and are more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short

                Fifth Third LifeModel Aggressive Fund/SM/

                                                                [GRAPHIC]





  product cycles, price competition, market saturation and new market entrants.

  Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

  Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

                Fifth Third LifeModel Aggressive Fund/SM /

                                                                [GRAPHIC]





Volatility and Performance Information

This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A bar chart and table will be provided after the Fund has been in operation for a full calendar year.

                Fifth Third Michigan Municipal Bond Fund
                (Formerly the Kent Michigan Municipal Bond Fund)


                                                          [GRAPHIC]





Fundamental Objective           Current income that is exempt from federal income tax and Michigan personal income tax.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations which consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal income taxes. In addition, under normal circumstances, the Fund invests at least 80% of its assets in municipal obligations issued by the
                                State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity of between two and five years.
                                No security in the Fund will have a remaining maturity of more than ten years.

                                The Fund will purchase securities rated in one of the four highest rating categories by a rating agency (for example, BBB or higher by Standard &
                                Poor's or Baa or higher by Moody's), or unrated securities of comparable quality. While maturity and credit quality are the most important investment factors, the Advisor also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its
 An investment in the Fund      obligations of paying principal and interest. The prices of long-term bonds
 is not a deposit of Fifth      tend to be more volatile than the prices of bonds with a shorter remaining
 Third Bank or any other        maturity.
 bank and is not insured or
 guaranteed by the FDIC or      Generally, the price of a bond moves in the opposite direction from
 any other government           interest rates. New bonds issued after a rise in rates offer higher yields to
 agency.                        investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

                                Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the
                                Fund will be closely tied to the economic and political conditions in the
                                State of Michigan, and, therefore, an investment in the Fund may be

                Fifth Third Michigan Municipal Bond Fund

                                                                    [GRAPHIC]





  riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Bond Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested.

  Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Michigan Municipal Bond Fund

                                                                    [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                             [CHART]
from year to year and over time, as well
as compared to a broad-based securities
index. The Lehman Brothers Three-Year     1994   1995   1996   1997   1998   1999   2000   2001
General Obligation Municipal Bond         -----  -----  -----  -----  -----  -----  -----  -----
Index is an unmanaged index of debt       0.16%  8.01%  3.36%  5.38%  4.60%  0.51%  6.05%  5.33%
obligations issued by municipalities.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A
shares (which are shown in the bar
chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       2.98%
                         Worst quarter:             Q1 1994      -1.57%
                         Year to Date Return (1/1/02 to 6/30/02)  3.32%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Since Inception
                                                -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)       5/11/93       0.07%      3.29%         3.55%
                                                -----------------------------------------------------
 Class B Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                             5/3/93      -0.53%      3.14%         3.44%
                                                -----------------------------------------------------
 Class C Shares/3/ (with applicable
 Contingent Deferred Sales Charge)                  5/3/93       4.46%      3.49%         3.31%
                                                -----------------------------------------------------
 Lehman Brothers Three-Year General                                                   (Since 5/1/93)
 Obligation Municipal Bond Index*                                7.01%      5.28%         4.91%
-----------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Michigan Municipal Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Bond Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

                Fifth Third Ohio Municipal Bond Fund
                (Formerly the Fifth Third Ohio Tax Free Bond Fund)


                                                          [GRAPHIC]





Fundamental Objective           Current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond securities which pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. The securities generally are issued by the State of Ohio, as well as political or governmental subdivisions, agencies or instrumentalities of Ohio. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by Moody's, or their unrated equivalents.

                                Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts
                                (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

                                In selecting portfolio securities, the Fund considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a dollar weighted average portfolio maturity of 3.5 years to 7.5 years. No purchases in the Fund will have an effective maturity of greater than 15 years.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt instruments and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its
 An investment in the Fund      obligation to pay principal and interest.
 is not a deposit of Fifth
 Third Bank or any other        Generally, the price of a bond moves in the opposite direction from
 bank and is not insured or     interest rates. New bonds issued after a rise in rates offer higher yields to
 guaranteed by the FDIC or      investors. An existing bond with a lower yield can appear attractive to
 any other government           investors by selling it at a lower price. This process works in reverse as
 agency.                        well; as interest rates fall, the price of a bond tends to increase.

                                This Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and thus, could be significantly affected by the performance of one or a small number of issuers.

                Fifth Third Ohio Municipal Bond Fund

                                                            [GRAPHIC]





  Because the Fund is non-diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio municipal securities or the ability of issuers to make timely payments of interest and principal.

  In addition, because revenue bonds and limited obligation securities are not general obligations of the issuers, the Fund will have limited recourse in the event of a default or termination of these securities.

  Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of The Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Ohio Municipal Bond Fund

                                                            [GRAPHIC]





Volatility and Performance Information
                                                    Year-by-Year Total Returns as of 12/31 For Class A Shares
The bar chart and table provide an
indication of the risks of an investment in                                                           [CHART]
the Fund by showing its performance
from year to year and over time, as well as 1992   1993    1994     1995   1996   1997   1998    1999    2000   2001
compared to a broad-based securities        -----  -----  -------  ------  -----  -----  -----  -------  -----  -----
index. The Lehman Brothers Municipal        6.24%  6.71%  (4.01)%  13.72%  3.48%  6.92%  5.50%  (3.17)%  8.72%  4.23%
Bond Index(R) ("LBMBI") is an
unmanaged index that generally is
representative of the municipal bond
market.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       5.53%
                         Worst quarter:             Q1 1994      -3.78%
                         Year to Date Return (1/1/02 to 6/30/02)  3.86%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
Class A Shares (with 5.00% sales charge)            1/1/87      -0.95%      3.30%         4.18%         4.54%
                                                -------------------------------------------------------------------
 Class B Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/87      -1.89%      3.08%         4.08%         4.48%
                                                -------------------------------------------------------------------
 Class C Shares/2/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/87       3.42%      3.70%         3.49%         4.15%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/87)
LBMBI*                                              1/1/87       5.08%      5.97%         6.63%         7.18%
-------------------------------------------------------------------------------------------------------------------

/1/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/2/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.
* The LBMBI is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                Fifth Third Municipal Bond Fund
                (Formerly the Kent Tax-Free Income Fund)

                                                          [GRAPHIC]





Fundamental Objective           Current income that is exempt from federal income tax.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes.
                                The Fund maintains a dollar-weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality.

                                While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

                                While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the
                                Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise, the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest, and tax risk. The prices of long-term bonds tend to
 Third Bank or any other        be more volatile than the prices of bonds with a shorter remaining maturity.
 bank and is not insured or
 guaranteed by the FDIC or      Generally, the price of a bond moves in the opposite direction from
 any other government           interest rates. New bonds issued after a rise in rates offer higher yields to
 agency.                        investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

                                In addition, because revenue bonds [and limited obligation securities] are not general obligations of the issuer, the Fund will have limited recourse in the event of a default or termination of these securities.

                                Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Municipal Bond Fund

                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                  Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment in
the Fund by showing its performance                                                                      [CHART]
from year to year and over time, as well as
compared to a broad-based securities                                  1996   1997   1998    1999     2000   2001
index. The Lehman Brothers Municipal                                 -----  -----  -----  -------  ------  -----
Bond Index ("LBMBI") is an unmanaged                                 3.53%  8.32%  5.43%  (3.40)%  11.97%  3.89%
index that generally is representative of
the municipal bonds market.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q4 2000       4.83%
                         Worst quarter:             Q2 1999      -2.30%
                         Year to Date Return (1/1/02 to 6/30/02)  4.69%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Since Inception
                                                -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)       3/31/95      -1.28%      4.05%         4.74%
                                                -----------------------------------------------------
 Class B Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                            3/20/95      -2.07%      3.96%         4.72%
                                                -----------------------------------------------------
 Class C Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                            3/20/95       2.99%      4.32%         4.73%
                                                -----------------------------------------------------
                                                                                      (Since 4/1/95)
 LBMBI*                                                          5.08%      5.97%         6.52%
-----------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Tax-Free Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Municipal Bond Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The LBMBI is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                Fifth Third Bond Fund
                (Formerly the Fifth Third Quality Bond Fund and Kent Income
                Fund)




                                                                      [GRAPHIC]





Fundamental Objective           High current income. Capital growth is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in bonds, including U.S. Treasury bills, notes and bonds, securities of U.S.
                                Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. At the time of investment, each of those securities has a remaining maturity or average life of 7 to 20 years. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category by Moody's, or their unrated equivalents.

                                The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity, stated interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise and the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest. The prices of long-term bonds (bonds with a
 Third Bank or any other        remaining maturity of at least 10 years) tend to be more volatile than the
 bank and is not insured or     prices of bonds with a shorter remaining maturity.
 guaranteed by the FDIC or
 any other government           Generally, the price of a bond moves in the opposite direction from
 agency.                        interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The
                                Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

                                From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

                Fifth Third Bond Fund

                                      [GRAPHIC]




Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                  [CHART]
from year to year and over time, as well
as compared to a broad-based securities                             1996    1997   1998    1999     2000   2001
index. The Lehman Brothers                                         -----  ------  -----  -------  ------  -----
Government/Credit Bond Index and the                               1.16%  10.19%  9.04%  (4.76)%  11.65%  6.99%
Lehman Brothers Long Government/
Credit Bond Index are unmanaged
indices comprised of U.S. Treasury
issues, debt of U.S. Government
agencies, corporate debt guaranteed by
the U.S. Government and all publicly
issued, fixed-rate, nonconvertible
investment-grade, dollar-denominated,
SEC-registered corporate debt.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A
shares (which are shown in the bar
chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:            Q2 1997         4.57%
                         Worst quarter:           Q1 1996        -3.78%
                         Year to Date Return (1/1/02 to 6/30/02)  3.16%
                         -----------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                         Inception Date Past Year Past 5 Years Since Inception
                                                         -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)                3/22/95       1.65%      5.83%         6.22%
                                                         -----------------------------------------------------
 Class B Shares/3/ (with applicable Contingent Deferred
 Sales Charge)                                              3/20/95       1.03%      5.34%         6.21%
                                                         -----------------------------------------------------
 Class C Shares/3/ (with applicable Contingent Deferred
 Sales Charge)                                              3/20/95       6.14%      5.68%         6.23%
                                                         -----------------------------------------------------
                                                                                               (Since 4/1/95)
 Lehman Brothers Government/Credit Bond Index*                            8.98%      7.09%         7.40%
                                                         -----------------------------------------------------

 Lehman Brothers Long Government/Credit Bond Index**                      7.26%      8.05%         9.08%
--------------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Income Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Bond Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Income Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Income Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The Lehman Brothers Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.
** The Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

                Fifth Third Intermediate Municipal Bond Fund
                (Formerly the Fifth Third Municipal Bond Fund and Kent Intermediate Tax-Free Fund)


                                                           [GRAPHIC]





Fundamental Objective           High level of current income that is exempt from federal regular income taxes.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds, which pay interest that is exempt from federal income tax. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. The securities generally are issued by U.S. states, counties, cities, towns, territories and public authorities. At the time of investment, they are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by
                                Moody's, or their unrated equivalents.

                                Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts
                                (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

                                In selecting portfolio securities the Fund generally considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund attempts to manage volatility by maintaining a portfolio with an intermediate average life.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall
 An investment in the Fund      when interest rates rise and the risk of an issuer defaulting on its
 is not a deposit of Fifth      obligations of paying principal and interest.
 Third Bank or any other
 bank and is not insured or     Generally, the price of a bond moves in the opposite direction from
 guaranteed by the FDIC or      interest rates. New bonds issued after a rise in rates offer higher yields to
 any other government           investors. An existing bond with a lower yield can appear attractive to
 agency.                        investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes

                Fifth Third Intermediate Municipal Bond Fund


                                                           [GRAPHIC]





  in tax rates also may affect your net return. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

  Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Intermediate Municipal Bond Fund


                                                           [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                   Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment in
the Fund by showing its performance                                                                       [CHART]
from year to year and over time, as well as
compared to a broad-based securities           1993    1994     1995   1996   1997   1998    1999    2000   2001
index. The Lehman Brothers Three-Year          -----  -------  ------  -----  -----  -----  -------  -----  -----
General Obligation Municipal Bond              8.29%  (3.03)%  12.76%  3.17%  6.80%  5.09%  (1.27)%  8.72%  4.47%
Index and the Lehman Brothers Five-
Year General Obligation Municipal Bond
Index are unmanaged indices of debt
instruments issued by municipalities.

The returns assume that Fund distributions have been reinvested. The returns for Class
C shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q1 1995       5.38%
                         Worst quarter:             Q1 1994      -3.97%
                         Year to Date Return (1/1/02 to 6/30/02)  4.23%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Since Inception
                                                ------------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)       12/18/92     -0.76%      3.63%          4.32%
                                                ------------------------------------------------------
 Class B Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                            12/16/92     -1.27%      3.59%          4.24%
                                                ------------------------------------------------------
 Class C Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                            12/16/92      3.71%      3.94%          4.10%
                                                ------------------------------------------------------
 Lehman Brothers Three-Year General Obligation                                        (Since 12/31/92)
 Municipal Bond Index*                                          7.01%       5.28%          5.01%
                                                ------------------------------------------------------
 Lehman Brothers Five-Year General Obligation                                         (Since 12/31/92)
 Municipal Bond Index*                                          7.08%       5.80%          5.50%
------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Tax-Free Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Tax-Free Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Intermediate Tax-Free Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.
** The Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities not less than four years but no more than six years.

                Fifth Third Intermediate Bond Fund
                (Formerly the Fifth Third Bond Fund for Income and Kent Intermediate Bond Fund)

                                                                  [GRAPHIC]





Fundamental Objective           High level of current income.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the following types of investment grade bonds: corporate securities, mortgage-backed securities, and securities of the U.S. Treasury and U.S.
                                Government agencies and instrumentalities. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                                The Fund strives to manage its portfolio so that it receives a fairly consistent level of income regardless of fluctuations in interest rates.
                                Additionally, the Fund may seek some capital appreciation, especially when bond prices are rising, if the Advisor believes that the Fund can realize such appreciation without foregoing its objective of high current income.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-
                                quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall
 An investment in the Fund      when interest rates rise and the risk of an issuer defaulting on its
 is not a deposit of Fifth      obligations of paying principal and interest.
 Third Bank or any other
 bank and is not insured or     Generally, the price of a bond moves in the opposite direction from
 guaranteed by the FDIC or      interest rates. New bonds issued after a rise in rates offer higher yields to
 any other government           investors. An existing bond with a lower yield can appear attractive to
 agency.                        investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

                Fifth Third Intermediate Bond Fund

                                                        [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                 [CHART]
from year to year and over time, as well
as compared to a broad-based securities      1993    1994     1995   1996   1997   1998    1999    2000   2001
index. The Lehman Brothers                  -----  -------  ------  -----  -----  -----  -------  -----  -----
Intermediate Government/Credit Bond         8.18%  (3.01)%  15.75%  2.76%  7.62%  7.26%  (1.36)%  9.44%  7.94%
Index(R) is an unmanaged index
comprised of U.S. Treasury issues,
publicly issued debt of U.S. Government
agencies, corporate debt guaranteed by
the U.S. Government and all publicly
issued, fixed-rate, nonconvertible,
investment-grade, dollar-denominated,
SEC-registered corporate debt.

The returns assume that Fund
distributions have been reinvested. The
returns for Class B and C shares will
differ from the returns for Class A
shares (which are shown in the bar
chart) because of differences in expenses of each class. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q2 1995       5.48%
                         Worst quarter:             Q1 1994      -2.48%
                         Year to Date Return (1/1/02 to 6/30/02)  2.66%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                 Inception Date Past Year Past 5 Years Since Inception
                                                 -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)        11/25/92      2.54%      5.03%          5.29%
                                                 -----------------------------------------------------
 Class B Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                              11/2/92      2.19%      4.99%          5.27%
                                                 -----------------------------------------------------
 Class C Shares/3/ (with applicable Contingent
 Deferred Sales Charge)                              11/2/92      7.27%      5.33%          5.09%
                                                 -----------------------------------------------------
 Lehman Brothers Intermediate Government/Credit                                        (Since 11/1/92)
 Bond Index(R)*                                                   6.70%      7.40%          6.74%
------------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Intermediate Bond Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Intermediate Bond Fund, adjusted to reflect the expenses and sales charges for Class A shares.
/3/ For the period prior to October 29, 2001, the quoted performance of Class B and Class C shares of the Fund reflects the performance of the Institutional Shares of the Kent Intermediate Bond Fund, adjusted to reflect the expenses and sales charges for Class B and Class C shares.
* The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

                Fifth Third Short Term Bond Fund
                (Formerly the Kent Short Term Bond Fund)

                                                          [GRAPHIC]





Fundamental Objective           Current income.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in bonds including corporate and government debt securities. The Fund's dollar-weighted average maturity will be less than three years. The Fund is permitted to purchase U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or
                                instrumentalities), mortgage-backed securities and investment-grade corporate debt obligations (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of between one and three years.

                                While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

                                When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as the tendency of bond prices to fall when interest
 An investment in the Fund      rates rise and the risk of an issuer defaulting on its obligations of paying
 is not a deposit of Fifth      principal and interest. The prices of long-term bonds tend to be more
 Third Bank or any other        volatile than the prices of bonds with a shorter remaining maturity.
 bank and is not insured or
 guaranteed by the FDIC or      Generally, the price of a bond moves in the opposite direction from
 any other government           interest rates. New bonds issued after a rise in rates offer higher yields to
 agency.                        investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well, as interest rates fall, the price of a bond tends to increase.

                                The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

                                Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected.

                Fifth Third Short Term Bond Fund

                                                    [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                              [CHART]
from year to year and over time, as well
as compared to a broad-based securities   1993   1994    1995   1996   1997   1998   1999   2000   2001
index. The Lehman Brothers 1-3 Year       -----  -----  ------  -----  -----  -----  -----  -----  -----
Government Bond Index is an               3.04%  1.00%  10.29%  4.06%  6.26%  6.00%  2.35%  7.96%  7.75%
unmanaged index of U.S. Treasury
issues and publicly issued debt of U.S.
Government agencies with maturities of
one to three years, the 91-Day Treasury
Bill return tracks the investment returns
paid on U.S. Treasury bills maturing in
91 days, and the Consumer Price Index
is an unmanaged index measuring price
increases in a standardized "market
basket" of consumer products.

The table assumes that shareholders
redeem their fund shares at the end of
the period indicated. The returns
assume that Fund distributions have
been reinvested.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q2 1995       3.24%
                         Worst quarter:             Q1 1996      -0.05%
                         Year to Date Return (1/1/02 to 6/30/02)  1.56%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                              Inception Date Past Year Past 5 Years Since Inception
                                              -----------------------------------------------------
 Class A Shares/2/ (with 5.00% sales charge)     12/4/92       2.34%      4.97%          4.77%
                                              -----------------------------------------------------
                                                                                    (Since 12/1/92)
 Lehman Brothers 1-3 Year Government
 Bond Index*                                                   8.53%      6.64%          6.06%
                                              -----------------------------------------------------
                                                                                    (Since 12/1/92)
 Consumer Price Index**                                        1.55%      2.18%          2.43%
                                              -----------------------------------------------------
                                                                                    (Since 12/1/92)
 91-Day Treasury Bill***                                       3.43%      4.84%          4.67%
---------------------------------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Short Term Bond Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Short Term Bond Fund.
/2/ For the period prior to October 29, 2001, the quoted performance of Class A shares of the Fund reflects the performance of the Investment Shares of the Kent Short Term Bond Fund, adjusted to reflect the expenses and sales charges for Class A shares.
* The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.
** The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.
*** The 91-day Treasury Bill return tracks in the investment return paid on U.S. Treasury bills maturing in 91 days.

                Fifth Third U.S. Government Bond Fund
                (Formerly the Fifth Third U.S. Government Securities Fund)


                                                                    [GRAPHIC]





Fundamental Objective           High level of current income. Capital growth is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in
                                U.S. Government bonds. The Fund seeks to maintain a dollar-weighted average maturity of between two and ten years.

                                U.S. Government securities are debt securities issued or guaranteed as to principal and interest by the U.S. Government and obligations issued by the agencies or instrumentalities of the U.S. Government but not guaranteed by the U.S. Government, including securities issued or sponsored by Government National Mortgage Association (Ginnie Mae),
                                Federal National Mortgage Association (Fannie Mae) and Federal Home
                                Loan Mortgage Corporation (Freddie Mac), and includes mortgage backed securities.

                                U.S. Treasury securities are debt obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. While there are different degrees of credit quality, all U.S. Government securities generally are considered highly credit worthy.

                                In selecting portfolio securities, the Fund generally considers, among other things, stated interest rates and the price of a security. The Fund attempts to limit volatility of Fund share prices by managing the average life of the
                                Fund's investment portfolio.

                                The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

Principal Investment Risks      The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when
 An investment in the Fund      interest rates rise and the risk of an issuer defaulting on its obligations of
 is not a deposit of Fifth      paying principal and interest.
 Third Bank or any other
 bank and is not insured or     Generally, the price of a bond moves in the opposite direction from
 guaranteed by the FDIC or      interest rates. New bonds issued after a rise in rates offer higher yields to
 any other government           investors. An existing bond with a lower yield can appear attractive to
 agency.                        investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                                The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The
                                Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

                Fifth Third U.S. Government Bond Fund

                                                              [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                 Year-by-Year Total Returns as of 12/31 For Class A Shares
indication of the risks of an investment
in the Fund by showing its performance                                                               [CHART]
from year to year and over time, as well
as compared to a broad-based securities   1992   1993    1994     1995   1996   1997   1998   1999   2000   2001
index. The Lehman Brothers                -----  -----  -------  ------  -----  -----  -----  -----  -----  -----
Intermediate Government Bond Index(R)     5.27%  6.19%  (2.18)%  13.01%  2.45%  7.14%  7.38%  0.02%  9.15%  7.54%
("LBIGBI") is an unmanaged index
generally representative of intermediate-
term government bonds.

The returns assume that Fund
distributions have been reinvested. The
returns for Class C shares will differ
from the returns for Class A shares
(which are shown in the bar chart)
because of differences in expenses of
each class. The table assumes that
shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how
the Fund will perform in the future.

                          The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                         Best quarter:              Q3 2001       4.89%
                         Worst quarter:             Q1 1994      -1.99%
                         Year to Date Return (1/1/02 to 6/30/02)  2.89%
                         --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                                                -------------------------------------------------------------------
Class A Shares (with 5.00% sales charge)            1/1/86       2.16%      5.11%         4.97%         5.79%
                                                -------------------------------------------------------------------
 Class C Shares/1/ (with applicable Contingent
 Deferred Sales Charge)                             1/1/86       6.61%      5.43%         4.73%         5.34%
                                                -------------------------------------------------------------------
                                                                                                    (Since 1/1/86)
 LBIGBI(R)*                                                      8.42%      7.06%         6.65%         7.83%
-------------------------------------------------------------------------------------------------------------------

/1/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period prior to the commencement of operations of Class C shares on April 24, 1996.
* The LBIGBI is an unmanaged index generally representative of intermediate-term government bonds.

                Fifth Third Prime Money Market Fund
                (Formerly the Fifth Third Prime Money Market Fund and Kent Money Market Fund)

                                                                [GRAPHIC]






Fundamental Objective           Current income consistent with stability of principal.

Principal Investment Strategies The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less)
                                and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                                The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and
                                Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

                                The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

                                The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

Principal Investment Risks      The Fund's principal risks include interest rate risk, net asset value risk, credit risk and foreign investment risk. Interest rate risk involves the
 An investment in the Fund      possibility that the Fund's yield will decrease due to a decrease in interest
 is not a deposit of Fifth      rates or that the value of the Fund's investments will decline due to an
 Third Bank or any other        increase in interest rates. Net asset value risk involves the possibility that
 bank and is not insured or     the Fund will be unable to meet its goal of a constant $1.00 per share.
 guaranteed by the FDIC or      Credit risk involves the risk that an issuer cannot make timely interest and
 any other government           principal payments on its debt securities. Foreign investment risk involves
 agency. Although the Fund      the risk associated with higher transaction costs, delayed settlements, and
 seeks to preserve the value    adverse economic, political or social developments.
 of your investment at $1.00
 per share, it is possible to
 lose money by investing in
 this Fund.

                Fifth Third Prime Money Market Fund

                                                            [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an
indication of the risks of an
investment in the Fund by showing
its performance from year to year and
over time.
                                            Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
The returns assume that Fund
distributions have been reinvested.                                                  [CHART]

Past performance does not indicate       1993   1994   1995   1996   1997   1998   1999   2000   2001
how the Fund will perform in the        -----  -----  -----  -----  -----  -----  -----  -----  -----
future.                                 2.69%  3.83%  5.60%  5.04%  5.21%  5.05%  4.53%  5.80%  3.59%

                           The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                          Best quarter:              Q4 2000      1.51%
                          Worst quarter:             Q4 2001      0.50%
                          Year to Date Return (1/1/02 to 6/30/02) 0.66%
                          --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                                                         Inception Date Past Year Past 5 Years Since Inception
                                                         -----------------------------------------------------
 Class A Shares                                             8/11/92       3.59%      4.83%          4.95%
                                                         -----------------------------------------------------
 Class B Shares/1/ (with applicable Contingent Deferred
 Sales Charge)                                              8/11/92      -2.20%      3.65%          4.23%
                                                         -----------------------------------------------------
 Class C Shares/2/                                          8/11/92       2.80%      3.99%          3.71%
--------------------------------------------------------------------------------------------------------------

/1/ The performance of Class B shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class B shares, for the period prior to the commencement of operations of Class B shares on October 11, 2000.
/2/ The performance of Class C shares is based on the performance for Class A shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period from August 11, 1992 through October 10, 2000, and on the performance for Class B shares, adjusted to reflect the expenses and sales charges for Class C shares, for the period since October 11, 2000.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

                Fifth Third Government Money Market Fund

                                                                      [GRAPHIC]





Fundamental Objective           High current income consistent with stability of principal and liquidity.

Principal Investment Strategies The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                                Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of U.S. Treasury bills and notes and other obligations issued by the U.S. Government and it agencies or instrumentalities, repurchase agreements collateralized by these securities, and shares of registered money market investment companies that invest exclusively in these securities. Agency securities are generally limited to those that are considered tax advantaged by some states.

Principal Investment Risks      The Fund's principal risks include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility that the Fund's
 An investment in the Fund      yield will decrease due to a decrease in interest rates or that the value of
 is not a deposit of Fifth      the Fund's investments will decline due to an increase in interest rates.
 Third Bank or any other        Net asset value risk involves the possibility that the Fund will be unable to
 bank and is not insured or     meet its goal of a constant $1.00 per share. Credit risk involves the risk
 guaranteed by the FDIC or      that an issuer cannot make timely interest and principal payments on its
 any other government           debt securities.
 agency. Although the Fund
 seeks to preserve the value
 of your investment at $1.00
 per share, it is possible to
 lose money by investing in
 this Fund.

                Fifth Third Government Money Market Fund

                                                                      [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                             [CHART]
from year to year and over time.
                                         1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
The returns assume that Fund             -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
distributions have been reinvested.      3.36%  2.69%  3.84%  5.51%  4.96%  5.10%  4.92%  4.40%  5.65%  3.47%

Past performance does not indicate how
the Fund will perform in the future.

                           The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                          Best quarter:              Q4 2000      1.48%
                          Worst quarter:             Q4 2001      0.45%
                          Year to Date Return (1/1/02 to 6/30/02) 0.55%
                          --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                      Inception Date Past Year Past 5 Years Since Inception
                      -----------------------------------------------------
      Class A Shares     11/25/91      3.47%      4.71%          4.40%
     ----------------------------------------------------------------------

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

                Fifth Third Michigan Municipal Money Market Fund
                (Formerly the Kent Michigan Municipal Money Market Fund)


                                                                    [GRAPHIC]





Fundamental Objective           Current income that is exempt from federal income tax and Michigan personal income tax.

Principal Investment Strategies The Fund, under normal circumstances, invests at least 80% of its assets in municipal obligations, which consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal income taxes. The securities will have short-term debt ratings in the two highest rating categories of at least one Rating Agency or will be unrated securities of comparable quality. Under normal circumstances, the
                                Fund will invest at least 80% of its total assets in municipal obligations issued by the State of Michigan and its localities.

                                The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less)
                                and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

Principal Investment Risks      The principal risks of investing in the Fund include interest rate risk, net asset value risk, and credit risk. Interest rate risk involves the possibility
 An investment in the Fund      that the Fund's yield will decrease due to a decrease in interest rates or that
 is not a deposit of Fifth      the value of the Fund's investments will decline due to an increase in
 Third Bank or any other        interest rates. Net asset value risk involves the possibility that the Fund
 bank and is not insured or     will be unable to meet its goal of a constant $1.00 per share. Credit risk
 guaranteed by the FDIC or      involves the risk that an issuer cannot make timely interest and principal
 any other government           payments on its debt securities.
 agency. Although the Fund
 seeks to preserve the value    Due to the level of investment in municipal obligations issued by the State
 of your investment at $1.00    of Michigan and its local governments, the performance of the Fund will
 per share, it is possible to   be closely tied to the economic and political conditions in the State of
 lose money by investing in     Michigan, and, therefore, an investment in the Fund may be riskier than
 this Fund.                     an investment in other types of money market funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions)
                                related to such securities to a greater extent than if its assets were not so concentrated.

                Fifth Third Michigan Municipal Money Market Fund


                                                                    [GRAPHIC]






Volatility and Performance Information

The bar chart and table provide an                Year-by-Year Total Returns as of 12/31 For Investment A Shares/1/
indication of the risks of an investment
in the Fund by showing its performance                                                                      [CHART]
from year to year and over time.
                                                       1993   1994   1995   1996   1997   1998   1999   2000   2001
The returns assume that Fund                          -----  -----  -----  -----  -----  -----  -----  -----  -----
distributions have been reinvested.                   1.80%  2.38%  3.48%  3.11%  3.31%  3.06%  2.86%  3.70%  2.22%

Past performance does not indicate how
the Fund will perform in the future.

                           The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                          Best quarter:              Q2 2000      0.96%
                          Worst quarter:             Q4 1993      0.32%
                          Year to Date Return (1/1/02 to 6/30/02) 0.53%
                          --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                       Inception Date Past Year Past 5 Years Since Inception
                       -----------------------------------------------------
    Class A Shares/1/     12/15/92      2.22%      3.03%          2.86%
   -------------------------------------------------------------------------

/1/ For the period prior to October 29, 2001, the quoted performance of the Fund reflects the performance of the Investment Shares of the Kent Michigan Municipal Money Market Fund. On October 29, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc. was merged into Fifth Third Michigan Municipal Money Market Fund.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

                Fifth Third Municipal Money Market Fund
                (Formerly the Fifth Third Tax Exempt Money Market Fund)


                                                                 [GRAPHIC]





Fundamental Objective             Maximize current income, exempt from federal income tax, while preserving capital and maintaining liquidity.

Principal Investment Strategies   The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-
                                  weighted average portfolio maturity of the Fund may not exceed 90 days.

                                  The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities, which generally are securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager.

                                  Under normal circumstances, at least 80% of its assets are invested in municipal securities, which include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities.
                                  Those securities tend to be:

                                   . general obligation bonds where principal and interest are paid from general tax revenues received by the issuer;

                                   . revenue bonds, where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects, and they are not general obligations of the issuer;

                                   . industrial development bonds, where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure to be used by a private entity. However, they are general obligations of the private entity, not the issuer.

                                  The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

                                  The Fund may also invest in repurchase agreements collateralized by U.S.
                                  Treasury securities.

Principal Investment Risks        The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and tax risk. Interest rate risk involves the possibility that the
 An investment in the Fund is     Fund's yield will decrease due to a decrease in interest rates or that the
 not a deposit of Fifth Third     value of the Fund's investments will decline due to an increase in interest
 Bank or any other bank and       rates. Net asset value risk involves the possibility that the Fund will be
 is not insured or guaranteed     unable to meet its goal of a constant $1.00 per share. Credit risk involves
 by the FDIC or any other         the risk that an issuer cannot make timely interest and principal payments
 government agency. Although      on its debt securities. Tax risk involves the possibility that the issuer of
 the Fund seeks to preserve the   securities will fail to comply with certain requirements of the Internal
 value of your investment at      Revenue Code, which would create adverse tax consequences.
 $1.00 per share, it is possible
 to lose money by investing in
 this Fund.

                Fifth Third Municipal Money Market Fund

                                                                  [GRAPHIC]





Volatility and Performance Information

The bar chart and table provide an                  Year-by-Year Total Returns as of 12/31 For Class A Shares/1/
indication of the risks of an investment in
the Fund by showing its performance                                                                      [CHART]
from year to year and over time.
                                             1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
The returns assume that Fund                -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
distributions have been reinvested.         2.42%  1.81%  2.10%  2.95%  2.72%  2.75%  2.68%  2.79%  3.81%  2.42%

Past performance does not indicate how
the Fund will perform in the future.

                           The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                          Best quarter:              Q4 2000      1.01%
                          Worst quarter:             Q4 2001      0.39%
                          Year to Date Return (1/1/02 to 6/30/02) 0.57%
                          --------------------------------------------------


                               Average Annual
                               Total Returns (for
                               the periods ended
                               December 31, 2001)
                               ------------------

                    Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                    -------------------------------------------------------------------
 Class A Shares/1/      9/7/83       2.42%      2.89%         2.64%          3.60%
---------------------------------------------------------------------------------------

/1/ For the period prior to September 21, 1998, the quoted performance of the Fund reflects the performance of the Investor Shares of the Cardinal Tax Exempt Money Market Fund. On September 21, 1998, that Fund, a registered open-end investment company managed by The Ohio Company, was consolidated into Fifth Third Municipal Money Market Fund.
To obtain current yield information, visit www.53.com or call 1-800-282-5706.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2001 or estimated amounts for the current fiscal year.

                                                                              Stock Funds -- Fee Table
Shareholder Fees                                                              ------------------------

                                                         Fifth Third                Fifth Third
                                                       Micro Cap Value            Small Cap Growth
                                                             Fund                       Fund
                                                     A        B        C        A        B        C
Maximum Sales Charge (Load) Imposed on Purchases  5.00%     None     None    5.00%     None     None
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                         None     None     None     None     None     None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                        None    5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/
--------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                   1.00%    1.00%    1.00%    0.70%    0.70%    0.70%
--------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                 0.25%    1.00%    0.75%    0.25%    1.00%    0.75%
--------------------------------------------------------------------------------------------------------
Other expenses                                    0.52%/3/ 0.52%/3/ 0.77%/3/ 0.24%/3/ 0.24%/3/ 0.49%/3/
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses              1.77%/4/ 2.52%/4/ 2.52%/4/ 1.19%    1.94%/4/ 1.94%/4/
--------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements/6/          --       --       --    0.02%       --       --
--------------------------------------------------------------------------------------------------------
Net Expenses                                         --       --       --    1.17%       --       --
--------------------------------------------------------------------------------------------------------

Shareholder Fees

                                                         Fifth Third
                                                        Mid Cap Growth
                                                             Fund
                                                     A        B        C
Maximum Sales Charge (Load) Imposed on Purchases  5.00%     None     None
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                         None     None     None
----------------------------------------------------------------------------
Maximum Deferred Sales Load                        None    5.00%/1/ 1.00%/2/
----------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                   0.80%    0.80%    0.80%
----------------------------------------------------------------------------
Distribution/Service (12b-1) fees                 0.25%    1.00%    0.75%
----------------------------------------------------------------------------
Other expenses                                    0.27%    0.29%    0.60%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses              1.32%/5/ 2.09%/5/ 2.15%/5/
----------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements/6/          --       --       --
----------------------------------------------------------------------------
Net Expenses                                         --       --       --
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class
    B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ The Fund's Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Micro Cap Value Fund to: 1.65% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares and for the Small Cap
    Growth Fund to: 1.92% for Class B shares, and 1.92% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/5/ During the last fiscal year, the Funds' Advisor, Distributor, and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Mid Cap Growth Fund to: 1.28% for Class A shares, 2.05% for Class B shares, and 2.11% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/6/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Small Cap Growth Fund to: 1.17% for Class A Shares. These waivers and/or expense reimbursements will remain in effect until 04/02/03.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                        Stock Funds -- Fee Table
Shareholder Fees                                                        ------------------------

                                        Fifth Third              Fifth Third               Fifth Third
                                        Technology          Large Cap Opportunity        Quality Growth
                                           Fund                      Fund                     Fund
                                    A      B        C        A        B        C       A      B        C
Maximum Sales Charge (Load)
 Imposed on Purchases             5.00%  None     None    5.00%     None     None    5.00%  None     None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends                         None  None     None     None     None     None     None  None     None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load        None 5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/  None 5.00%/1/ 1.00%/2/
-------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net
assets)
Management Fees                   1.00% 1.00%    1.00%    0.80%    0.80%    0.80%    0.80% 0.80%    0.80%
-------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees 0.25% 1.00%    0.75%    0.25%    1.00%    0.75%    0.25% 1.00%    0.75%
-------------------------------------------------------------------------------------------------------------
Other expenses                    0.51% 0.54%    0.85%    0.43%    0.77%    0.77%    0.23% 0.25%    0.56%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                         1.76% 2.54%    2.60%    1.48%/4/ 2.57%/4/ 2.32%/4/ 1.28% 2.05%    2.11%/4/
-------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursements                      --    --       --       --       --       --       --    --       --
-------------------------------------------------------------------------------------------------------------
Net Expenses                         --    --       --       --       --       --       --    --       --
-------------------------------------------------------------------------------------------------------------

Shareholder Fees

                                         Fifth Third
                                         Equity Index
                                             Fund
                                     A        B        C
Maximum Sales Charge (Load)
 Imposed on Purchases             5.00%     None     None
------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends                         None     None     None
------------------------------------------------------------
Maximum Deferred Sales Load        None    5.00%/1/ 1.00%/2/
------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net
assets)
Management Fees                   0.30%    0.30%    0.30%
------------------------------------------------------------
Distribution/Service (12b-1) fees 0.25%    1.00%    0.75%
------------------------------------------------------------
Other expenses                    0.25%/3/ 0.25%/3/ 0.50%/3/
------------------------------------------------------------
Total Annual Fund Operating
 Expenses                         0.80%    1.55%/5/ 1.55%/5/
------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursements                   0.15%       --       --
------------------------------------------------------------
Net Expenses                      0.65%       --       --
------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class
    B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ During the last fiscal year, the Funds' Advisor, Distributor and
    Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Large Cap Opportunity Fund to: 1.36% for Class A shares, 2.17% for Class B shares, and 2.05% for Class C shares and for the Quality Growth Fund to: 1.98% for Class C shares.
    These waivers and/or expense reimbursements may be discontinued at any time. /5/ The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Equity Index Fund to: 1.40% for Class B shares and 1.40% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/6/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Large Cap Growth Fund to 1.19% for Class A shares and for the Equity Index Fund to 0.65% for Class A shares. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                           Stock Funds -- Fee Table
Shareholder Fees                                                           ------------------------

                                                                                               Fifth Third
                                         Fifth Third                Fifth Third             Disciplined Large
                                        Large Cap Core            Multi Cap Value               Cap Value
                                             Fund                       Fund                       Fund
                                     A        B        C        A        B        C        A        B        C
Maximum Sales Charge (Load)
 Imposed on Purchases             5.00%     None     None    5.00%     None     None    5.00%     None     None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends   None     None     None     None     None     None     None     None     None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load        None    5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/
-------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net
assets)
Management fees                   0.70%    0.70%    0.70%    1.00%    1.00%    1.00%    0.80%    0.80%    0.80%
-------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees 0.25%    1.00%    0.75%    0.25%    1.00%    0.75%    0.25%    1.00%    0.75%
-------------------------------------------------------------------------------------------------------------------
Other expenses                    0.24%/3/ 0.24%/3/ 0.49%/3/ 0.36%/3/ 0.36%/3/ 0.61%/3/ 0.32%    0.33%    0.64%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                         1.19%    1.94%/4/ 1.94%/4/ 1.61%/4/ 2.36%/4/ 2.36%/4/ 1.37%/5/ 2.13%/5/ 2.19%/5/
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursements/6/                0.02%       --       --       --       --       --       --       --       --
-------------------------------------------------------------------------------------------------------------------
Net Expenses                      1.17%       --       --       --       --       --       --       --       --
-------------------------------------------------------------------------------------------------------------------

Shareholder Fees


                                         Fifth Third
                                           Balanced
                                             Fund
                                     A        B        C
Maximum Sales Charge (Load)
 Imposed on Purchases             5.00%     None     None
------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends   None     None     None
------------------------------------------------------------
Maximum Deferred Sales Load        None    5.00%/1/ 1.00%/2/
------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net
assets)
Management fees                   0.80%    0.80%    0.80%
------------------------------------------------------------
Distribution/Service (12b-1) fees 0.25%    1.00%    0.75%
------------------------------------------------------------
Other expenses                    0.27%    0.29%    0.60%
------------------------------------------------------------
Total Annual Fund Operating
 Expenses                         1.32%/5/ 2.09%/5/ 2.15%/5/
------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursements/6/                   --       --       --
------------------------------------------------------------
Net Expenses                         --       --       --
------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class
    B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Large Cap Core Fund to: 1.92% for Class B shares, and 1.92% for Class C shares and for the Multi Cap Value Fund to: 1.58% for Class A shares, 2.33%, for Class B shares and 2.33% For Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/5/ During the last fiscal year, the Funds' Advisor, Distributor, and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Disciplined Large Cap Value Fund to: 1.31% for Class A shares; 2.08% for Class B shares, and 2.02% for Class C shares and for the Balanced Fund to: 1.26% for Class A shares:
    2.03% for Class B shares, and 1.96% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/6/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Large Cap Core Fund to: 1.17% for Class A shares. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses



Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees                                                     Stock Funds -- Fee Table
                                                                     ------------------------

                                                  Fifth Third              Fifth Third                     Fifth Third
                                                 International            International        Fifth Third  Strategic
                                                    Equity                     GDP              Worldwide    Income
                                                     Fund                      Fund               Fund*       Fund*
                                              A      B        C        A        B        C          C           C
Maximum Sales Charge (Load) Imposed on
 Purchases                                  5.00%  None     None    5.00%     None     None        None        None
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                        None  None     None     None     None     None        None        None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                  None 5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/    1.00%/2/    1.00%/2/
----------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                             1.00% 1.00%    1.00%    0.75%    0.75%    0.75%       1.00%       1.00%
----------------------------------------------------------------------------------------------------------------------
Distribution Service (12b-1) fees           0.25% 1.00%    0.75%    0.25%    1.00%    0.75%       0.75%       0.75%
----------------------------------------------------------------------------------------------------------------------
Other expenses                              0.48% 0.43%    0.82%    0.32%/3/ 0.32%/3/ 0.57%/3/    0.97%/3/    0.70%/3/
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.73% 2.43%    2.57%/4/ 1.32%    2.07%/5/ 2.07%/5/    2.72%/5/    2.45%/5/
----------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements/6/    --    --       --    0.06%/6/    --       --          --          --
----------------------------------------------------------------------------------------------------------------------
Net Expenses                                   --    --       --    1.26%       --       --          --          --
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* In addition to the expenses shown above, if you buy and hold shares of the Worldwide Fund or Strategic Income Fund you will indirectly bear your pro rata share of the fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the underlying funds. Expenses shown do not include expenses of the underlying funds in which the Fund invests.
/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ During the last fiscal year, the Funds' Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the International Equity Fund to: 2.43% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/5/ The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the International GDP Fund to 2.01% for Class B shares, 2.01% for Class C shares, for the Worldwide Fund to 2.44% for Class C shares, and for the Strategic Income Fund to 2.35% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/6/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the International GDP Fund to: 1.26% for Class A shares. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees                                                      Asset Allocation Funds -- Fee Table
                                                                      -----------------------------------

                                                                    Fifth Third                 Fifth Third
                                                                     LifeModel             LifeModel Moderately
                                                               Conservative Fund/SM/       Conservative Fund/SM/
                                                               A        B         C        A        B         C
Maximum Sales Charge (Load) Imposed on Purchases             5.00%      None      None   5.00%      None      None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None      None      None    None      None      None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                   None  5.00%/1/  1.00%/2/    None  5.00%/1/  1.00%/2/
-------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                              0.15%     0.15%     0.15%   0.15%     0.15%     0.15%
-------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                            0.25%     1.00%     0.75%   0.25%     1.00%     0.75%
-------------------------------------------------------------------------------------------------------------------
Other expenses/3/                                            0.92%     0.92%     1.17%   0.92%     0.92%     1.17%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/4/                      1.32%     2.07%     2.07%   1.32%     2.07%     2.07%
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements/5/                 (0.99%)   (0.99%)   (0.99%) (0.99%)    (099%)   (0.99%)
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                 0.33%     1.08%     1.08%   0.33%     1.08%     1.08%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of the Conservative Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.55% for Class A shares, 2.30% for Class B shares and 2.30% for Class C shares; and of the Moderately Conservative Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.63% for Class A shares, 2.38% for Class B shares and 2.38% for Class C shares.
/5/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2003, to limit total annual fund operating expenses for the Conservative Fund to: 0.33% for Class A shares, 1.08% for Class B shares, and 1.08% for Class C shares; and for the Moderately Conservative Fund to: 0.33% for Class A shares, 1.08% for Class B shares, and 1.08% for Class C shares.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees                                            Asset Allocation Funds -- Fee Table
                                                            -----------------------------------

                                                                    Fifth Third                 Fifth Third
                                                                     LifeModel             LifeModel Moderately
                                                                     Moderate                   Aggressive
                                                                     Fund/SM/                    Fund/SM/
                                                               A        B         C        A        B         C
Maximum Sales Charge (Load) Imposed on Purchases             5.00%      None      None   5.00%    None      None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None      None      None    None    None      None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                   None  5.00%/1/  1.00%/2/    None   5.00%/1/  1.00%/2/
-------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                              0.15%     0.15%     0.15%   0.15%   0.15%     0.15%
-------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                            0.25%     1.00%     0.75%   0.25%   1.00%     0.75%
-------------------------------------------------------------------------------------------------------------------
Other expenses/3/                                            0.92%     0.92%     1.17%   0.92%   0.92%     1.17%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/4/                      1.32%     2.07%     2.07%   1.32%   2.07%     2.07%
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements/5/                 (0.99%)   (0.99%)   (0.99%) (0.99%) (0.99%)   (0.99%)
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                 0.33%     1.08%     1.08%   0.33%   1.08%     1.08%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of the Moderate Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.72% for Class A shares, 2.47% for Class B shares and 2.47% for Class C shares; and of the Moderately Aggressive Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.80% for Class A shares, 2.55% for Class B shares and 2.55% for Class C shares.
/5/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2003, to limit total annual fund operating expenses for the Moderate Fund to: 0.33% for Class A shares, 1.08% for Class B shares, and 1.08% for Class C shares; and for the Moderately Aggressive Fund to: 0.33% for Class A shares, 1.08% for Class B shares, and 1.08% for Class C shares.

                Shareholder Fees and Fund Expenses



Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                               Asset Allocation Funds -- Fee Table
      Shareholder Fees                         -----------------------------------

                                                       Fifth Third
                                                        LifeModel
                                                   Aggressive Fund/SM/
                                                  A           B            C
      Maximum Sales Charge (Load) Imposed on
       Purchases                                5.00%       None         None
      ----------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on
       Reinvested Dividends                      None       None         None
      ----------------------------------------------------------------------------
      Maximum Deferred Sales Load                None      5.00%/1/     1.00%/2/
      ----------------------------------------------------------------------------

      Annual Fund Operating Expenses (as a
      percentage of average net assets)
      Management fees                           0.15%      0.15%        0.15%
      ----------------------------------------------------------------------------
      Distribution/Service (12b-1) fees         0.25%      1.00%        0.75%
      ----------------------------------------------------------------------------
      Other expenses/3/                         0.92%      0.92%        1.17%
      ----------------------------------------------------------------------------
      Total Annual Fund Operating Expenses/4/   1.32%      2.07%        2.07%
      ----------------------------------------------------------------------------
      Fee Waiver and/or Expense
       Reimbursements/5/                       (0.99%)    (0.99%)      (0.99%)
      ----------------------------------------------------------------------------
      Net Expenses                              0.33%      1.08%        1.08%
      ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ Each Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total annual fund operating expenses of the Aggressive Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.88% for Class A shares, 2.63% for Class B shares and 2.63% for Class C shares.
/5/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2003, to limit total annual fund operating expenses for the Aggressive Fund to: 0.33% for Class A shares, 1.08% for Class B shares, and 1.08% for Class C shares.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                                  Bond Funds -- Fee Table
Shareholder Fees                                                                  -----------------------

                                               Fifth Third                Fifth Third                Fifth Third
                                            Michigan Municipal           Ohio Municipal             Municipal Bond
                                                Bond Fund                  Bond Fund                     Fund
                                           A        B        C        A        B        C        A        B        C
 Maximum Sales Charge (Load) Imposed
  on Purchases                          5.00%     None     None    5.00%     None     None    5.00%     None     None
-------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                None     None     None     None     None     None     None     None     None
-------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Load             None    5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/
-------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
 Management fees                        0.45%    0.45%    0.45%    0.55%    0.55%    0.55%    0.55%    0.55%    0.55%
-------------------------------------------------------------------------------------------------------------------------
 Distribution/Service (12b-1) fees      0.25%    1.00%    0.75%    0.25%    1.00%    0.75%    0.25%    1.00%    0.75%
-------------------------------------------------------------------------------------------------------------------------
 Other expenses                         0.26%/3/ 0.26%/3/ 0.51%/3/ 0.27%    0.29%    0.59%    0.27%/3/ 0.27%/3/ 0.52%/3/
-------------------------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses   0.96%/5/ 1.71%/4/ 1.71%/4/ 1.07%/5/ 1.84%/5/ 1.89%/5/ 1.07%    1.82%/4/ 1.82%/4/
-------------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense
  Reimbursements/6/                     0.12%       --       --       --       --       --    0.03%       --       --
-------------------------------------------------------------------------------------------------------------------------
 Net Expenses                           0.84%       --       --       --       --       --    1.04%       --       --
-------------------------------------------------------------------------------------------------------------------------

Shareholder Fees

                                               Fifth Third
                                                   Bond
                                                   Fund
                                           A        B        C
 Maximum Sales Charge (Load) Imposed
  on Purchases                          5.00%     None     None
------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                None     None     None
------------------------------------------------------------------
 Maximum Deferred Sales Load             None    5.00%/1/ 1.00%/2/
------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
 Management fees                        0.60%    0.60%    0.60%
------------------------------------------------------------------
 Distribution/Service (12b-1) fees      0.25%    1.00%    0.75%
------------------------------------------------------------------
 Other expenses                         0.28%/3/ 0.21%    0.53%
------------------------------------------------------------------
 Total Annual Fund Operating Expenses   1.13%    1.81%/4/ 1.87%/4/
------------------------------------------------------------------
 Fee Waiver and/or Expense
  Reimbursements/6/                     0.08%       --       --
------------------------------------------------------------------
 Net Expenses                           1.05%       --       --
------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Michigan Municipal Bond Fund to: 1.69% for Class B shares, 1.69% for Class C shares, and for the Municipal Bond Fund to: 1.79% for Class B shares and 1.79% for Class C shares, and for the Bond Fund to:
    1.80% for Class B shares and 1.80% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/5/ During the last fiscal year, the Funds' Advisor, Distributor, and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Ohio Municipal Bond Fund to:
    1.01% for Class A shares; 1.78% for Class B shares, and 1.72% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/6/ The Funds' Advisor, Distributor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Michigan Municipal Bond Fund to 0.84% for Class A shares, and for the Municipal Bond Fund to 1.04% for Class A shares; and for the Bond Fund to 1.05% for Class A shares. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses



Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                      Bond Funds -- Fee Table
Shareholder Fees                                                      -----------------------

                                               Fifth Third
                                               Intermediate               Fifth Third         Fifth Third    Fifth Third
                                                Municipal                 Intermediate        Short Term   U.S. Government
                                                Bond Fund                  Bond Fund           Bond Fund      Bond Fund
                                           A        B        C        A        B        C          A         A        C
 Maximum Sales Charge (Load) Imposed
  on Purchases                          5.00%     None     None    5.00%     None     None       5.00%    5.00%     None
---------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                None     None     None     None     None     None        None     None     None
---------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Load             None    5.00%/1/ 1.00%/2/  None    5.00%/1/ 1.00%/2/     None     None    1.00%/2/
---------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
 Management fees                        0.55%    0.55%    0.55%    0.55%    0.55%    0.55%       0.50%    0.55%    0.55%
---------------------------------------------------------------------------------------------------------------------------
 Distribution/Service (12b-1) fees      0.25%    1.00%    0.75%    0.25%    1.00%    0.75%       0.25%    0.25%    0.75%
---------------------------------------------------------------------------------------------------------------------------
 Other expenses                         0.29%/3/ 0.29%/3/ 0.63%    0.24%/3/ 0.26%/3/ 0.58%       0.27%/3/ 0.44%    0.75%
---------------------------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses   1.09%    1.84%/4/ 1.93%/4/ 1.04%    1.81%/4/ 1.88%/4/    1.02%    1.24%/5/ 2.05%/5/
---------------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense
  Reimbursements/6/                     0.11%       --       --    0.03%       --       --       0.13%       --       --
---------------------------------------------------------------------------------------------------------------------------
 Net Expenses                           0.98%       --       --    1.01%       --       --       0.89%       --       --
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Intermediate Municipal Bond Fund to: 1.73% for Class B shares, 1.70 for Class C shares, and for the Intermediate Bond Fund to:
    1.76% for Class B shares and 1.76% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/5/ During the last fiscal year, the Funds' Advisor, Distributor, and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the U.S. Government Bond Fund to:
    0.99% for Class A shares, and 1.71% for Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/6/ The Funds' Advisor, Distributor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Intermediate Municipal Bond Fund to: 0.98% for Class A shares; for the Intermediate Bond Fund to: 1.01% for Class A shares; and for the Short Term Bond Fund to: 0.89% for Class A shares. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses


Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares or Class C Shares of the Money Market Funds.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2001 or estimated amounts for the current fiscal year.

                                                                   Money Market Funds -- Fee Table
Shareholder Fees                                                   -------------------------------

                                                                                          Fifth Third
                                                                             Fifth Third    Michigan   Fifth Third
                                                         Fifth Third          Government   Municipal    Municipal
                                                      Prime Money Market     Money Market Money Market Money Market
                                                             Fund                Fund         Fund         Fund
                                                     A        B        C          A            A            A
Maximum Sales Charge (Load) Imposed on Purchases   None     None     None        None         None         None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                         None     None     None        None         None         None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                        None    5.00%/1/ 1.00%/2/     None         None         None
-------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management fees                                   0.40%    0.40%    0.40%       0.40%        0.40%        0.50%
-------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) fees                 0.25%    1.00%    0.75%       0.25%        0.25%        0.25%
-------------------------------------------------------------------------------------------------------------------
Other expenses                                    0.21%/3/ 0.23%    0.48%       0.20%        0.25%/3/     0.24%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses              0.86%    1.63%/4/ 1.63%/4/    0.85%/5/     0.90%        0.99%/5/
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
-------------------------------------------------------------------------------------------------------------------
Reimbursements/6/                                 0.07%       --       --          --        0.11%           --
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                      0.79%       --       --          --        0.79%           --
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ 5% the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
/2/ The CDSC for Class C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ The Funds' Advisor, Distributor, and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Prime Money Market Fund to 1.56% for Class B shares and Class C shares. These waivers and/or expense reimbursements may be discontinued at any time.
/5/ During the last fiscal year, the Funds Advisor, Distributor and Administrator have voluntarily agreed to waive fees or reimburse expenses to limit total annual fund operating expenses for the Government Money Market Fund to 0.75% for Class A shares and for the Municipal Money Market Fund to 0.36% for Class A shares. These waivers and/or expense reimbursements may be discontinued at any time.
/6/ The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Prime Money Market Fund to: 0.79% for Class A shares and for the Michigan Municipal Money Market Fund to: 0.79% for Class A shares. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

                Shareholder Fees and Fund Expenses


Expense Examples

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


    Stock Funds                                     1     3      5      10
                Fifth Third Micro Cap Value Fund  Year  Years  Years  Years
                ------------------------------------------------------------
                Class A Shares                    $ 659 $1,018 $1,401 $2,470
                ------------------------------------------------------------
                Class B Shares
                Assuming Redemption               $ 743 $1,073 $1,530 $2,663
                Assuming no Redemption            $ 243 $  773 $1,330 $2,663
                ------------------------------------------------------------
                Class C Shares
                Assuming Redemption               $ 343 $  773 $1,330 $2,847
                Assuming no Redemption            $ 243 $  773 $1,330 $2,847
                ------------------------------------------------------------

                                                    1     3      5      10
                Fifth Third Small Cap Growth Fund Year  Years  Years  Years
                ------------------------------------------------------------
                Class A Shares                    $ 613 $  857 $1,120 $1,869
                ------------------------------------------------------------
                Class B Shares
                Assuming Redemption               $ 697 $  909 $1,245 $2,068
                Assuming no Redemption            $ 197 $  609 $1,045 $2,068
                ------------------------------------------------------------
                Class C Shares
                Assuming Redemption               $ 297 $  609 $1,045 $2,263
                Assuming no Redemption            $ 197 $  609 $1,045 $2,263
                ------------------------------------------------------------

                                                    1     3      5      10
                Fifth Third Mid Cap Growth Fund   Year  Years  Years  Years
                ------------------------------------------------------------
                Class A Shares                    $ 624 $  894 $1,184 $2,007
                ------------------------------------------------------------
                Class B Shares
                Assuming Redemption               $ 712 $  955 $1,324 $2,224
                Assuming no Redemption            $ 212 $  655 $1,124 $2,224
                ------------------------------------------------------------
                Class C Shares
                Assuming Redemption               $ 318 $  673 $1,154 $2,483
                Assuming no Redemption            $ 218 $  673 $1,154 $2,483
                ------------------------------------------------------------
                                                    1     3      5      10
                Fifth Third Technology Fund       Year  Years  Years  Years
                ------------------------------------------------------------
                Class A Shares                    $ 670 $1,026 $1,406 $2,469
                ------------------------------------------------------------
                Class B Shares
                Assuming Redemption               $ 757 $1,091 $1,550 $2,685
                Assuming no Redemption            $ 257 $  791 $1,350 $2,685
                ------------------------------------------------------------
                Class C Shares
                Assuming Redemption               $ 363 $  808 $1,380 $2,934
                Assuming no Redemption            $ 263 $  808 $1,380 $2,934
                ------------------------------------------------------------

                Shareholder Fees and Fund Expenses


                                                 1     3      5      10
        Fifth Third Large Cap Opportunity Fund Year  Years  Years  Years
        -----------------------------------------------------------------
        Class A Shares                         $ 632 $  933 $1,257 $2,170
        -----------------------------------------------------------------
        Class B Shares
        Assuming Redemption                    $ 760 $1,099 $1,565 $2,638
        Assuming no Redemption                 $ 260 $  799 $1,365 $2,638
        -----------------------------------------------------------------
        Class C Shares
        Assuming Redemption                    $ 335 $  724 $1,240 $2,656
        Assuming no Redemption                 $ 235 $  724 $1,240 $2,656
        -----------------------------------------------------------------
                                                 1     3      5      10
        Fifth Third Quality Growth Fund        Year  Years  Years  Years
        -----------------------------------------------------------------
        Class A Shares                         $ 624 $  886 $1,167 $1,968
        -----------------------------------------------------------------
        Class B Shares
        Assuming Redemption                    $ 700 $  943 $1,303 $2,182
        Assuming no Redemption                 $ 200 $  643 $1,103 $2,182
        -----------------------------------------------------------------
        Class C Shares
        Assuming Redemption                    $ 300 $  661 $1,134 $2,441
        Assuming no Redemption                 $ 200 $  661 $1,134 $2,441
        -----------------------------------------------------------------
                                                 1     3      5      10
        Fifth Third Equity Index Fund          Year  Years  Years  Years
        -----------------------------------------------------------------
        Class A Shares                         $ 563 $  728 $  908 $1,427
        -----------------------------------------------------------------
        Class B Shares
        Assuming Redemption                    $ 658 $  790 $1,031 $1,630
        Assuming no Redemption                 $ 158 $  490 $  831 $1,630
        -----------------------------------------------------------------
        Class C Shares
        Assuming Redemption                    $ 258 $  490 $  831 $1,833
        Assuming no Redemption                 $ 158 $  490 $  831 $1,833
        -----------------------------------------------------------------
                                                 1     3      5      10
        Fifth Third Large Cap Core Fund        Year  Years  Years  Years
        -----------------------------------------------------------------
        Class A Shares                         $ 613 $  857 $1,120 $1,869
        -----------------------------------------------------------------
        Class B Shares
        Assuming Redemption                    $ 697 $  909 $1,245 $2,068
        Assuming no Redemption                 $ 197 $  609 $1,045 $2,068
        -----------------------------------------------------------------
        Class C Shares
        Assuming Redemption                    $ 297 $  609 $1,045 $2,263
        Assuming no Redemption                 $ 197 $  609 $1,045 $2,263
        -----------------------------------------------------------------
                                                 1     3      5      10
        Fifth Third Multi Cap Value Fund       Year  Years  Years  Years
        -----------------------------------------------------------------
        Class A Shares                         $653  $  980 $1,330 $2,313
        -----------------------------------------------------------------
        Class B Shares
        Assuming Redemption                    $736  $1,034 $1,458 $2,507
        Assuming no Redemption                 $236  $  734 $1,258 $2,507
        -----------------------------------------------------------------
        Class C Shares
        Assuming Redemption                    $336  $  734 $1,258 $2,694
        Assuming no Redemption                 $236  $  734 $1,258 $2,694
        -----------------------------------------------------------------

                Shareholder Fees and Fund Expenses


                                                    1     3      5      10
     Fifth Third Disciplined Large Cap Value Fund Year  Years  Years  Years
     -----------------------------------------------------------------------
     Class A Shares                               $627  $  907 $1,207 $2,059
     -----------------------------------------------------------------------
     Class B Shares
     Assuming Redemption                          $716  $  967 $1,344 $2,269
     Assuming no Redemption                       $216  $  667 $1,144 $2,269
     -----------------------------------------------------------------------
     Class C Shares
     Assuming Redemption                          $322  $  685 $1,175 $2,524
     Assuming no Redemption                       $222  $  685 $1,175 $2,524
     -----------------------------------------------------------------------
                                                    1     3      5      10
     Fifth Third Balanced Fund                    Year  Years  Years  Years
     -----------------------------------------------------------------------
     Class A Shares                               $622  $  892 $1,182 $2,006
     -----------------------------------------------------------------------
     Class B Shares
     Assuming Redemption                          $712  $  955 $1,324 $2,224
     Assuming no Redemption                       $212  $  655 $1,124 $2,224
     -----------------------------------------------------------------------
     Class C Shares
     Assuming Redemption                          $318  $  673 $1,154 $2,483
     Assuming no Redemption                       $218  $  673 $1,154 $2,483
     -----------------------------------------------------------------------
                                                    1     3      5      10
     Fifth Third International Equity Fund        Year  Years  Years  Years
     -----------------------------------------------------------------------
     Class A Shares                               $667  $1,018 $1,392 $2,439
     -----------------------------------------------------------------------
     Class B Shares
     Assuming Redemption                          $746  $1,058 $1,496 $2,593
     Assuming no Redemption                       $246  $  758 $1,296 $2,593
     -----------------------------------------------------------------------
     Class C Shares
     Assuming Redemption                          $360  $  799 $1,365 $2,905
     Assuming no Redemption                       $260  $  799 $1,365 $2,905
     -----------------------------------------------------------------------
                                                    1     3      5      10
     Fifth Third International GDP Fund           Year  Years  Years  Years
     -----------------------------------------------------------------------
     Class A Shares                               $622  $  892 $1,182 $2,006
     -----------------------------------------------------------------------
     Class B Shares
     Assuming Redemption                          $710  $  949 $1,308 $2,203
     Assuming no Redemption                       $210  $  649 $1,108 $2,203
     -----------------------------------------------------------------------
     Class C Shares
     Assuming Redemption                          $310  $  649 $1,108 $2,395
     Assuming no Redemption                       $210  $  649 $1,108 $2,395
     -----------------------------------------------------------------------
                                                    1     3      5      10
     Fifth Third Worldwide Fund                   Year  Years  Years  Years
     -----------------------------------------------------------------------
     Class C Shares
     Assuming Redemption                          $ 347 $  818 $1,415 $3,031
     Assuming no Redemption                       $ 247 $  818 $1,415 $3,031
     -----------------------------------------------------------------------

                Shareholder Fees and Fund Expenses



                                                                 1     3      5      10
  Fifth Third Strategic Income Fund                            Year  Years  Years  Years
  ---------------------------------------------------------------------------------------
  Class C Shares
  Assuming Redemption                                          $ 338 $  754 $1,297 $2,779
  Assuming no Redemption                                       $ 238 $  754 $1,297 $2,779
  ---------------------------------------------------------------------------------------

                                                                 1     3
  Fifth Third Funds LifeModel Conservative Fund/SM/            Year  Years
  ---------------------------------------------------------------------------------------
  Class A Shares                                               $ 532 $  804
  ---------------------------------------------------------------------------------------
  Class B Shares
  Assuming Redemption                                          $ 610 $  853
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------
  Class C Shares
  Assuming Redemption                                          $ 210 $  553
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------

                                                                 1     3
  Fifth Third Funds LifeModel Moderately Conservative Fund/SM/ Year  Years
  ---------------------------------------------------------------------------------------
  Class A Shares                                               $ 532 $  804
  ---------------------------------------------------------------------------------------
  Class B Shares
  Assuming Redemption                                          $ 610 $  853
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------
  Class C Shares
  Assuming Redemption                                          $ 210 $  553
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------

                                                                 1     3
  Fifth Third Funds LifeModel Moderate Fund/SM/                Year  Years
  ---------------------------------------------------------------------------------------
  Class A Shares                                               $ 532 $  804
  ---------------------------------------------------------------------------------------
  Class B Shares
  Assuming Redemption                                          $ 610 $  853
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------
  Class C Shares
  Assuming Redemption                                          $ 210 $  553
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------

                                                                 1     3
  Fifth Third Funds LifeModel Moderately Aggressive Fund/SM/   Year  Years
  ---------------------------------------------------------------------------------------
  Class A Shares                                               $ 532 $  804
  ---------------------------------------------------------------------------------------
  Class B Shares
  Assuming Redemption                                          $ 610 $  853
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------
  Class C Shares
  Assuming Redemption                                          $ 210 $  553
  Assuming no Redemption                                       $ 110 $  553
  ---------------------------------------------------------------------------------------

                Shareholder Fees and Fund Expenses


                                                             1     3
           Fifth Third Funds LifeModel Aggressive Fund/SM/ Year  Years
           ---------------------------------------------------------------------------
           Class A Shares                                  $532   $804
           ---------------------------------------------------------------------------
           Class B Shares
           Assuming Redemption                             $610   $853
           Assuming no Redemption                          $110   $553
           ---------------------------------------------------------------------------
           Class C Shares
           Assuming Redemption                             $210   $553
           Assuming no Redemption                          $110   $553
           ---------------------------------------------------------------------------
Bond Funds                                                   1     3      5      10
           Fifth Third Michigan Municipal Bond Fund        Year  Years  Years   Years
           ---------------------------------------------------------------------------
           Class A Shares                                  $ 581 $  779 $  993 $ 1,609
           ---------------------------------------------------------------------------
           Class B Shares
           Assuming Redemption                             $674   $839  $1,126 $1,819
           Assuming no Redemption                          $174   $539  $  926 $1,819
           ---------------------------------------------------------------------------
           Class C Shares
           Assuming Redemption                             $274   $539  $  926 $2,018
           Assuming no Redemption                          $174   $539  $  926 $2,018
           ---------------------------------------------------------------------------
                                                             1     3      5      10
           Fifth Third Ohio Municipal Bond Fund            Year  Years  Years   Years
           ---------------------------------------------------------------------------
           Class A Shares                                  $ 598 $  818 $1,055 $ 1,735
           ---------------------------------------------------------------------------
           Class B Shares
           Assuming Redemption                             $687   $879  $1,195 $1,957
           Assuming no Redemption                          $187   $579  $  995 $1,957
           ---------------------------------------------------------------------------
           Class C Shares
           Assuming Redemption                             $292   $594  $1,021 $2,212
           Assuming no Redemption                          $192   $594  $1,021 $2,212
           ---------------------------------------------------------------------------
                                                             1     3      5      10
           Fifth Third Municipal Bond Fund                 Year  Years  Years   Years
           ---------------------------------------------------------------------------
           Class A Shares                                  $ 601 $  820 $1,058 $ 1,738
           ---------------------------------------------------------------------------
           Class B Shares
           Assuming Redemption                             $685   $873  $1,182 $1,938
           Assuming no Redemption                          $185   $573  $  982 $1,938
           ---------------------------------------------------------------------------
           Class C Shares
           Assuming Redemption                             $285   $573  $  982 $2,135
           Assuming no Redemption                          $185   $573  $  982 $2,135
           ---------------------------------------------------------------------------
                                                             1     3      5      10
           Fifth Third Bond Fund                           Year  Years  Years   Years
           ---------------------------------------------------------------------------
           Class A Shares                                  $ 602 $  834 $1,084 $ 1,799
           ---------------------------------------------------------------------------
           Class B Shares
           Assuming Redemption                             $684   $869  $1,180 $1,948
           Assuming no Redemption                          $184   $569  $  980 $1,948
           ---------------------------------------------------------------------------
           Class C Shares
           Assuming Redemption                             $290   $588  $1,011 $2,190
           Assuming no Redemption                          $190   $588  $1,011 $2,190
           ---------------------------------------------------------------------------

                Shareholder Fees and Fund Expenses


                                                                      1     3      5      10
                   Fifth Third Intermediate Municipal Bond Fund     Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $ 595 $  819 $1,061 $1,753
                   ---------------------------------------------------------------------------
                   Class B Shares
                   Assuming Redemption                              $ 687 $  879 $1,195 $1,962
                   Assuming no Redemption                           $ 187 $  579 $  995 $1,962
                   ---------------------------------------------------------------------------
                   Class C Shares
                   Assuming Redemption                              $ 296 $  606 $1,042 $2,254
                   Assuming no Redemption                           $ 196 $  606 $1,042 $2,254
                   ---------------------------------------------------------------------------
                                                                      1     3      5      10
                   Fifth Third Intermediate Bond Fund               Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $ 598 $  812 $1,043 $1,705
                   ---------------------------------------------------------------------------
                   Class B Shares
                   Assuming Redemption                              $ 684 $  869 $1,180 $1,930
                   Assuming no Redemption                           $ 184 $  569 $  980 $1,930
                   ---------------------------------------------------------------------------
                   Class C Shares
                   Assuming Redemption                              $ 291 $  591 $1,016 $2,201
                   Assuming no Redemption                           $ 191 $  591 $1,016 $2,201
                   ---------------------------------------------------------------------------
                                                                      1     3      5      10
                   Fifth Third Short Term Bond Fund                 Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $ 586 $  796 $1,023 $1,674
                   ---------------------------------------------------------------------------
                                                                      1     3      5      10
                   Fifth Third U.S. Government Bond Fund            Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $ 596 $  850 $1,124 $1,904
                   ---------------------------------------------------------------------------
                   Class C Shares
                   Assuming Redemption                              $ 308 $  643 $1,103 $2,379
                   Assuming no Redemption                           $ 208 $  643 $1,103 $2,379
                   ---------------------------------------------------------------------------
Money Market Funds
                                                                      1     3      5      10
                   Fifth Third Prime Money Market Fund              Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $  81 $  267 $  470 $1,054
                   ---------------------------------------------------------------------------
                   Class B Shares
                   Assuming Redemption                              $ 666 $  814 $1,087 $1,732
                   Assuming no Redemption                           $ 166 $  514 $  887 $1,732
                   ---------------------------------------------------------------------------
                   Class C Shares
                   Assuming Redemption                              $ 266 $  514 $  887 $1,933
                   Assuming no Redemption                           $ 166 $  514 $  887 $1,933
                   ---------------------------------------------------------------------------
                                                                      1     3      5      10
                   Fifth Third Government Money Market Fund         Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $  87 $  271 $  471 $1,049
                   ---------------------------------------------------------------------------
                                                                      1     3      5      10
                   Fifth Third Michigan Municipal Money Market Fund Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $  81 $  276 $  488 $1,098
                   ---------------------------------------------------------------------------
                                                                      1     3      5      10
                   Fifth Third Municipal Money Market Fund          Year  Years  Years  Years
                   ---------------------------------------------------------------------------
                   Class A Shares                                   $ 101 $  315 $  547 $1,213
                   ---------------------------------------------------------------------------

                Additional Information About the Funds' Investments


Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

                 FUND NAME                            FUND CODE
                 ---------                            ---------
                 Micro Cap Value Fund                     1
                 Small Cap Growth Fund                    2
                 Mid Cap Growth Fund                      3
                 Technology Fund                          4
                 Large Cap Opportunity Fund               5
                 Quality Growth Fund                      6
                 Equity Index Fund                        7
                 Large Cap Core Fund                      8
                 Multi Cap Value Fund                     9
                 Disciplined Large Cap Value Fund        10
                 Balanced Fund                           11
                 International Equity Fund               12
                 International GDP Fund                  13
                 Worldwide Fund                          14
                 Strategic Income Fund                   15
                 Michigan Municipal Bond Fund            16
                 Ohio Municipal Bond Fund                17
                 Municipal Bond Fund                     18
                 Bond Fund                               19
                 Intermediate Municipal Bond Fund        20
                 Intermediate Bond Fund                  21
                 Short Term Bond Fund                    22
                 U.S. Government Bond Fund               23
                 Prime Money Market Fund                 24
                 Government Money Market Fund            25
                 Michigan Municipal Money Market Fund    26
                 Municipal Money Market Fund             27
                 U.S. Treasury Money Market Fund         28

                Additional Information About the Funds' Investments



INSTRUMENT                                                                       FUND CODE   RISK TYPE
----------                                                                     ------------- ---------
American Depositary Receipts (ADRs): ADRs are foreign shares of a              2, 3-8, 11-13 Market
company held by a U.S. bank that issues a receipt evidencing ownership.                      Political
                                                                                             Foreign Investment

Asset-Backed Securities: Securities secured by company receivables, home         3, 6, 11,   Pre-payment
equity loans, truck and auto loans, leases, credit card receivables and other  16-22, 24-27  Market
securities backed by other types of receivables or other assets.                             Credit
                                                                                             Interest Rate
                                                                                             Regulatory
                                                                                             Liquidity

Bankers' Acceptances: Bills of exchange or time drafts drawn on and             1-4, 6-11,   Credit
accepted by a commercial bank. Maturities are generally six months or          13-22, 24-27  Liquidity
less.                                                                                        Market
                                                                                             Interest Rate

Bear Funds: A Fund intended to increase/decrease in value inversely to              14       Inverse Market
the stock or equity index to which it relates.                                               Leverage
                                                                                             Liquidity

Bonds: Interest-bearing or discounted securities that obligate the issuer to       1-28      Market
pay the bondholder a specified sum of money, usually at specific intervals,                  Credit
and to repay the principal amount of the loan at maturity.                                   Interest Rate
                                                                                             Political

Call and Put Options: A call option gives the buyer the right to buy, and          1-23      Management
obligates the seller of the option to sell, a security at a specified price. A               Liquidity
put option gives the buyer the right to sell, and obligates the seller of the                Credit
option to buy a security at a specified price.                                               Market
                                                                                             Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.         1-4, 6-11,   Market
                                                                                   13-27     Credit
                                                                                             Liquidity
                                                                                             Interest Rate

Closed-End Funds: Funds traded on an exchange, which are not                       12-15     Market
redeemable on a continuous basis.                                                            Liquidity

Collateralized Mortgage Obligations: Mortgage-backed bonds that                  11, 16-23   Pre-Payment
separate mortgage pools into different maturity classes.                                     Interest

Commercial Paper: Secured and unsecured short-term promissory notes             1-9, 11-22,  Credit
issued by corporations and other entities. Maturities generally vary from a        24-27     Liquidity
few days to nine months.                                                                     Market
                                                                                             Interest Rate

Common Stock: Shares of ownership of a company.                                  1-13, 15    Market

Convertible Securities: Bonds or preferred stock that convert to common        3-12, 14, 15, Market
stock.                                                                           19, 21-23   Credit

                Additional Information About the Funds' Investments


INSTRUMENT                                                                          FUND CODE     RISK TYPE
----------                                                                      ----------------- ---------
Derivatives: Instruments whose value is derived from an underlying                    1-28        Management
contract, index or security, or any combination thereof, including futures,                       Market
options (e.g., put and calls), options on futures, swap agreements, and                           Credit
some mortgage-backed securities.                                                                  Liquidity
                                                                                                  Leverage
                                                                                                  Interest Rate

Foreign Currency Transactions: Foreign currency transactions include                  12-14       Foreign Investment
forward foreign currency exchange contracts, foreign currency options,                            Market
and foreign currency futures transactions.                                                        Political

Foreign Securities: Stocks issued by foreign companies, as well as              3, 4, 6-8, 10-14, Market
commercial paper of foreign issuers and obligations of foreign banks,               19-22, 24     Political
overseas branches of U.S. banks and supranational entities.                                       Liquidity
                                                                                                  Foreign Investment

Forward Commitments: A purchase of, or contract to purchase, securities           2, 7, 8, 12,    Leverage
at a fixed price for delivery at a future date.                                     13, 16-28     Liquidity

Futures and Related Options: A contract providing for the future sale and        2, 3-8, 10-14,   Management
purchase of a specified amount of a specified security, class of securities, or     16-23, 25     Market
an index at a specified time in the future and at a specified price.                              Credit
                                                                                                  Liquidity
                                                                                                  Leverage

Guaranteed Investment Contracts: Contract between a fund and an                    16, 18, 22     Credit
insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

High-Yield/High-Risk/Debt Securities: High-yield/high-risk/debt                   1, 9, 14, 15    Credit
securities are securities that are rated below investment grade by the                            Market
primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or                         Liquidity
lower by Moody's). These securities are considered speculative and involve                        Interest Rate
greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds,"
"non-investment grade bonds" and "junk bonds."

Illiquid Securities: Securities which may be difficult to sell at an                  1-28        Liquidity
acceptable price.                                                                                 Market

Investment Company Securities: Shares of investment companies. These                  1-28        Market
investment companies may include money market funds of Fifth Third
Funds and shares of other registered investment companies for which the
Advisor to a Fund or any of their affiliates serves as investment Advisor, administrator or distributor.

Investment Grade Bonds: Interest-bearing or discounted government or                  1-27        Market
corporate securities that obligate the issuer to pay the bondholder a                             Credit
specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.

                Additional Information About the Funds' Investment


INSTRUMENT                                                                        FUND CODE     RISK TYPE
----------                                                                     ---------------- ---------
Leveraged Funds: Funds that utilize leverage in an attempt to maximize                14        Market
gains.                                                                                          Leverage

Loan Participations: A loan participation note represents participation in          16-27       Credit
a corporate loan of a commercial bank with a remaining maturity of one                          Liquidity
year or less.                                                                                   Interest Rate

Money Market Instruments: Investment-grade, U.S. dollar denominated                  1-28       Market
debt securities that have remaining maturities of one year or less. These                       Credit
securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

Mortgage-Backed Securities: Debt obligations secured by real estate loans      3, 6, 11, 16-23, Pre-payment
and pools of loans. These include collateralized mortgage obligations and           26, 27      Market
real estate mortgage investment conduits.                                                       Credit
                                                                                                Regulatory

Mortgage Dollar Rolls: Transactions in which a Fund sells securities and        16-23, 26, 27   Market
simultaneously contracts with the same counterparty to repurchase similar                       Regulatory
but not identical securities on a specified future date.                                        Pre-Payment

Municipal Securities: Securities issued by a state or political subdivision      16-22, 24-27   Market
to obtain funds for various public purposes. Municipal securities include                       Credit
(a) governmental lease certificates of participation issued by state or                         Political
municipal authorities where payment is secured by installment payments                          Tax
for equipment, buildings, or other facilities being leased by the state or                      Regulatory
municipality; (b) government lease certificates purchased by the Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.

Participation Interests: Interests in bank loans made to corporations.              16-27       Interest Rate
                                                                                                Credit
                                                                                                Liquidity

Preferred Stocks: Preferred stocks are equity securities that generally pay      4, 11-13, 15   Market
dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase Agreements: The purchase of a security and the simultaneous               1-28       Market
commitment to return the security to the seller at an agreed upon price on                      Leverage
an agreed upon date. This is treated as a loan.

Restricted Securities: Securities not registered under the Securities Act of         1-28       Liquidity
1933, such as privately placed commercial paper and Rule 144A securities.                       Market

                Additional Information About the Funds' Investments


INSTRUMENT                                                                       FUND CODE   RISK TYPE
----------                                                                     ------------- ---------
Reverse Repurchase Agreements: The sale of a security and the                      1-28      Market
simultaneous commitment to buy the security back at an agreed upon                           Leverage
price on an agreed upon date. This is treated as a borrowing by a Fund.

Securities Lending: The lending of up to 33 1/3% of the Fund's total               1-27      Market
assets. In return the Fund will receive cash, other securities, and/or letters               Leverage
of credit.                                                                                   Liquidity
                                                                                             Credit

Short-Term Trading: The sale of a security soon after its purchase. A          1, 3-6, 8-12, Market
portfolio engaging in such trading will 14-23 have higher turnover and             14-23
transaction expenses.

Small and Micro Cap Equities: Equity securities of companies with               1, 2, 9, 12  Market
market capitalization within or lower than those included in the S&P                         Liquidity
Small Cap 600 Index.

Standard & Poor's Depository Receipts ("SPDRs"): Ownership in a                    1-15      Market
long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index. Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.

Stand-by Commitments: Contract where a dealer agrees to purchase at a           16-18, 20,   Market
Fund's option a specified municipal obligation at its amortized cost value        26, 27
to the Fund plus accrued interest.

Stock-Index Options: A security that combines features of options with           3-6, 9-13   Management
securities trading using composite stock indices.                                            Market
                                                                                             Credit
                                                                                             Liquidity
                                                                                             Leverage

Stripped Obligations: U.S. Treasury Obligations and their unmatured                16-28     Interest Rate
interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

Time Deposits: Non-negotiable receipts issued by a bank in exchange for         1-4, 6-11,   Liquidity
the deposit of funds.                                                          13-22, 24-27  Credit
                                                                                             Market

U.S. Government Agency Securities: Securities issued by agencies and               1-27      Interest Rate
instrumentalities of the U.S. government. These include Ginnie Mae,                          Credit
Fannie Mae, and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, separately traded                  1-28      Interest Rate
registered interest and principal securities, and coupons under bank entry safekeeping.

Variable and Floating Rate Instruments: Obligations with interest rates          11, 16-28   Credit
which are reset daily, weekly, quarterly or some other period and which                      Liquidity
may be payable to the Fund on demand.                                                        Market

                Additional Information About the Funds' Investments


INSTRUMENT                                                                          FUND CODE      RISK TYPE
----------                                                                      ------------------ ---------
Warrants: Securities, typically issued with preferred stock or bonds, that       2-4, 6-8, 10-14   Market
give the holder the right to buy a proportionate amount of common stock                            Credit
at a specified price.

When-Issued and Delayed Delivery Transactions: Purchase or contract                2-8, 10-13,     Market
to purchase securities at a fixed Leverage price for delivery at a future date.       16-28
Under normal Liquidity market conditions, when-issued purchases and
Credit forward commitments will not exceed 20% of the value of a Fund's total assets.

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated              2, 4, 7, 8, 12-13, Market
bonds issued by foreign corporations or governments. Sovereign bonds are           16-22, 24-27    Credit
those issued by the government of a foreign country. Supranational bonds                           Interest Rate
are those issued by supranational entities, such as the World Bank and                             Political
European Investment Bank. Canadian bonds are those issued by                                       Foreign Investment
Canadian provinces.

Zero-Coupon Debt Obligations: Bonds and other debt obligations that                4, 12, 16-28    Credit
pay no interest, but are issued at a discount from their value at maturity.                        Market
When held to maturity, their entire return equals the difference between                           Interest Rate
their issue price and their maturity value.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated Additional Information About the Funds' Investments debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

                Additional Information About the Funds' Investments



Inverse Market Risk. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is

                Additional Information About the Funds' Investments


generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

                Additional Information About The Funds' Investments



Investment Policies of the Underlying Funds

The following is a brief description of the principal investment policies of the U.S. Treasury Money Market Fund, an Underlying Fund of the LifeModel Funds whose policies are not otherwise described in this Prospectus.

  U.S. Treasury Money Market Fund

The Fund's fundamental investment objective is stability of principal and current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in securities.

                Fund Management



Investment Advisors and Subadvisor

Fifth Third Asset Management Inc., (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds other than Fifth Third Large Cap Opportunity Fund. Heartland Capital Management, Inc. ("Heartland"), 251 North Illinois Street, Suite 300, Indianapolis, Indiana 46204, serves as investment advisor to Fifth Third Large Cap Opportunity Fund. The Advisor is a wholly-owned subsidiary of Fifth Third Bank. Each of Fifth Third Bank and Heartland is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management Inc. (and its predecessors), with a team of approximately 23 investment strategists and portfolio managers, 11 equity and fixed income research analysts, and 5 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975. Morgan Stanley Investment Management Inc. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, serves as investment subadvisor to Fifth Third International Equity Fund.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

As of June 30, 2002, Fifth Third Asset Management Inc. had approximately $11.5 billion of assets in the Fifth Third Funds. As of June 30, 2002, Heartland had approximately $379.7 million of assets under management, including approximately $30.7 million of assets in the Fifth Third Funds. As of March 31, 2002, MSIM, together with its affiliated institutional asset management companies, had approximately $415.9 billion of assets under management, including approximately $73.6 billion of assets held by mutual funds (including sub-advisory relationships).

                Fund Management



The management and subadvisory fees, after voluntary fee waivers, paid by the Funds for the fiscal year ended July 31, 2001 are as follows:

                                                        As a percentage of
                                                        Average net assets
        ------------------------------------------------------------------
        Micro Cap Value Fund*                                    1.00%
        ------------------------------------------------------------------
        Small Cap Growth Fund                                    0.70%
        ------------------------------------------------------------------
        Mid Cap Growth Fund                                      0.80%
        ------------------------------------------------------------------
        Technology Fund                                          1.00%
        ------------------------------------------------------------------
        Large Cap Opportunity Fund                               0.70%
        ------------------------------------------------------------------
        Quality Growth Fund                                      0.80%
        ------------------------------------------------------------------
        Equity Index Fund                                        0.25%
        ------------------------------------------------------------------
        Large Cap Core Fund                                      0.70%
        ------------------------------------------------------------------
        Multi Cap Value Fund*                                    1.00%
        ------------------------------------------------------------------
        Disciplined Large Cap Value Fund                         0.80%
        ------------------------------------------------------------------
        Balanced Fund                                            0.80%
        ------------------------------------------------------------------
        International Equity Fund**                              1.00%
        ------------------------------------------------------------------
        International GDP Fund                                   0.75%
        ------------------------------------------------------------------
        Worldwide Fund*                                          1.00%
        ------------------------------------------------------------------
        Strategic Income Fund*                                   1.00%
        ------------------------------------------------------------------
        LifeModel Conservative Fund/SM***/                       0.15%
        ------------------------------------------------------------------
        LifeModel Moderately Conservative Fund/SM/***       0.15%
        ------------------------------------------------------------------
        LifeModel Moderate Fund/SM/***                           0.15%
        ------------------------------------------------------------------
        LifeModel Moderately Aggressive Fund/SM/***           0.15%
        ------------------------------------------------------------------
        LifeModel Aggressive Fund/SM/***                         0.15%
        ------------------------------------------------------------------
        Michigan Municipal Bond Fund                             0.45%
        ------------------------------------------------------------------
        Ohio Municipal Bond Fund                                 0.55%
        ------------------------------------------------------------------
        Municipal Bond Fund                                      0.55%
        ------------------------------------------------------------------
        Bond Fund                                                0.60%
        ------------------------------------------------------------------
        Intermediate Municipal Bond Fund                         0.50%
        ------------------------------------------------------------------
        Intermediate Bond Fund                                   0.55%
        ------------------------------------------------------------------
        Short Term Bond Fund                                     0.50%
        ------------------------------------------------------------------
        U.S. Government Bond Fund                                0.40%
        ------------------------------------------------------------------
        Prime Money Market Fund                                  0.39%
        ------------------------------------------------------------------
        Government Money Market Fund                             0.40%
        ------------------------------------------------------------------
        Michigan Municipal Money Market Fund                    0.40%
        ------------------------------------------------------------------
        Municipal Money Market Fund                              0.05%
      --------------------------------------------------------------------

* The figures shown above reflect the management fees paid as of the fiscal year ended December 31, 2001.
** The Advisor paid a portion of this fee to the Fund's subadvisor.
*** The figures shown above reflect the estimated management fees to be paid as of the fiscal year ended July 31, 2003.

                Fund Management


Portfolio Managers

Fifth Third Asset Management Inc.

Equity Funds

Denis J. Amato has been the co-portfolio manager of the Fifth Third Multi Cap Value Fund and Fifth Third Micro Cap Value Fund since August, 2001, and of the Fifth Third Disciplined Large Cap Value Fund since August, 2002. Mr. Amato is currently a Director of Value Strategies and Senior Vice President of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Amato was Senior Vice President and Chief Investment Advisor of Gelfand/Maxus Asset Management from 1991 to 2000. He earned a BBA in economics and an MBA in finance from Case Western University. He has over 30 years investment experience and earned his CFA Designation in 1974. He is member and past president of The Cleveland Society of Security Analysts.

Richard A. Barone has been the portfolio manager of the Fifth Third Multi Cap Value Fund since October, 1989 and the Fifth Third Micro Cap Value Fund since February, 1998. Mr. Barone is currently a Director of Equity Strategy and Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital Securities, Inc., an NASD Broker Dealer. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December, 2000 and President of Maxus Securities Corp. until November, 2000.

David C. Eder has been the portfolio manager of the Fifth Third International GDP Fund and the co-portfolio manager of the Fifth Third Equity Index Fund since January, 1995 and of the Fifth Third International Equity Fund since January, 2002. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. He earned his BS in business administration and BS in computer information systems from Aquinas College in 1987 and MBA from Western Michigan University in April 1998.

Jon M. Fisher has been the co-portfolio manager of the Fifth Third Technology Fund since May, 2002. He is an Assistant Vice President and the Group Head of Equity Research for the Advisor. Mr. Fisher received his BBA in Finance from the University of Iowa and earned the Chartered Financial Analyst designation in 1996. Prior to joining Fifth Third in 2000, he worked for seven years at PNC Bank as a portfolio manager and a generalist equity analyst and spent two years with Dain Bosworth, Inc., also as an equity analyst. Mr. Fisher teaches a course in Economics and Basic Investments for the Cincinnati Chapter of the American Institute of Bankers. He currently serves as the Chairperson of the Membership Committee for the Cincinnati Society of Financial Analysts.

Steven E. Folker has been the portfolio manager of the Fifth Third Quality Growth Fund, and the Fifth Third Mid Cap Growth Fund since June, 1993 and the co-portfolio manager of the Fifth Third Large Cap Opportunity Fund since April, 2002. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

Michael S. Gilmore has been the portfolio manager of the Fifth Third Small Cap Growth Fund since May, 2001. Mr. Gilmore is currently an Assistant Vice President with Fifth Third Asset Management. Mr. Gilmore has more than five years of investment experience including over two and one half years of investment experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management. Mr. Gilmore earned both his BS in Engineering and his MBA in Finance from Michigan State University.

James R. Kirk has been the portfolio manager of the Fifth Third Disciplined Large Cap Value Fund since August, 2002. He is currently a Vice President and Director of Disciplined Value Strategy for Fifth Third Asset Management. Prior to joining Fifth Third, he spent almost three years as the chief investment strategist and manager of a value equity fund for National City Investment Management Co., and then four years as the chief investment officer for National City Bank's Private Investment Advisors Group. Mr. Kirk earned a BA in Economics and an MBA from Case Western Reserve University and has also earned his Chartered Financial

                Fund Management


Analyst designation. He has accumulated over 30 years of investment experience in the capacities of portfolio manager, director of research, and chief investment officer. He is a member of the board of trustees of the Fairview/Lutheran Hospital Foundation and the Kidney Foundation of Ohio and is a director of the Cleveland Athletic Club. He is a member and past president of the Cleveland Society of Security Analysts.

Allan J. Meyers has been the portfolio manager of the Fifth Third Large Cap Core Fund since November, 1997 and co-portfolio manager of the Fifth Third Small Cap Growth Fund since May, 2002. Currently, he is the Director of Large Company Strategies for the Advisor and is a Vice President of Fifth Third Bank. Mr. Meyers has over twenty-two years of portfolio management experience, including seventeen years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation, his BBA in finance, magna cum laude, and MBA from Western Michigan University.

Alan Miller has been the portfolio manager of the Fifth Third Worldwide Fund since January, 1995. Alan Miller is currently Vice President and a Director of Equity Strategy for Fifth Third Asset Management Inc. Mr. Miller was Vice President of Gelfand/Maxus Asset Management and Vice President of Maxus Asset Management Inc. from 1994 to 2000. Alan has over twenty-five years of investment experience and working knowledge of qualified retirement plans. Alan holds a BS degree in Corporate Finance from The Ohio State University and his MBA was obtained from New York University with a concentration in investments and economics.

Sunil M. Reddy has been the co-portfolio manager for the Fifth Third Technology Fund since June, 2000. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large mid-western bank. He earned his Chartered Financial Analyst designation in 1996 and has over 10 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Sunil earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

James E. Russell has been the co-portfolio manager of the Fifth Third Mid Cap Growth Fund, and the Fifth Third Quality Growth Fund since February, 2002. Mr. Russell has been the Director of Equity Research and Growth Funds Management for three years and carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Prior to overseeing the equity research department, he spent several years as a portfolio manager in Fifth Third's Personal Trust Department and an equity analyst covering the chemicals, capital goods, and financials sectors. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

John B. Schmitz has been the co-portfolio manager of the Fifth Third Quality Growth Fund since April, 2002. Previously, John spent 8 years as the co-manager of the Fifth Third International Equity Fund and 5 years as manager of the Fifth Third Equity Income Fund. He is a Vice President and Trust Officer of Fifth Third Bank and a Director of Equity Strategy for Fifth Third Asset Management. Mr. Schmitz earned his Chartered Financial Analyst designation in 1992 and has over 17 years of investment experience. He is also a member of the Cincinnati Society of Financial Analysts. Mr. Schmitz graduated with a BBA in Finance & Real Estate from the University of Cincinnati.

Daniel Skubiz has been the co-portfolio manager of the Fifth Third Large Cap Core Fund since April, 2000. Mr. Skubiz is an Assistant Vice President of the Advisor. From December 1997 through February 2000, he was a portfolio manager for Trade Street Investment Associates. He earned his BBA in finance and accounting from the University of Tulsa and his MBA from St. Louis University.

Brian J. Smolinski has been the portfolio manager of the Fifth Third Equity Index Fund and co-portfolio manager of the Fifth Third International GDP Fund since June, 1998. Mr. Smolinski has over four years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank. Mr. Smolinski received his BBA cum laude in 1983 and his MBA in 1992 from Western Michigan University.

                Fund Management



Hybrid Funds

Richard A. Barone has been the portfolio manager of the Fifth Third Strategic Income Fund since March, 1985. Mr. Barone is currently Portfolio Manager for Fifth Third Asset Management Inc. Mr. Barone is also currently Chairman of Ancora Capital Securities, Inc., an NASD Broker Dealer. Mr. Barone was formerly CEO of Maxus Investment Group from 1974 until December, 2000 and President of Maxus Securities Corp. until November, 2000.

James M. Bernard has been the co-portfolio manager of the Fifth Third Strategic Income Fund since 2001. Mr. Bernard is currently a Director of Fixed Income and Vice President and Senior Fixed Income Portfolio Manager of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Jim's experience in the investment industry spans nearly thirty years. Jim received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Jim is also a Chartered Financial Analyst.

John L. Cassady III has been the co-portfolio manager for the Fifth Third Balanced Fund (fixed income portion) since April, 2000. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan Chapter of the Investment Analysts Society of Chicago.

Steven E. Folker has been the co-portfolio manager of the Fifth Third Balanced Fund (equity portion) since June, 1993. Currently, he is a Vice President and Director of Growth Equity Strategy for Fifth Third Asset Management and is a Vice President Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over 23 years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an MS in Finance, Investments & Banking from the University of Wisconsin.

James E. Russell has been the portfolio manager of the Fifth Third Balanced Fund (equity portion) since February, 2002. Mr. Russell is the Director of Equity Research and Growth Funds Management. In this role he carries a moderate personal trust account load and oversees the Equity Research and Growth Funds management teams. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over 14 years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

Mitchell L. Stapley has been the portfolio manager of the Fifth Third Balanced Fund (fixed income portion) since April, 2000. For eleven years, Mr. Stapley has been a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company and has over fifteen years of total portfolio management experience. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

Asset Allocation Funds

John E. Augustine is the portfolio manager for the Fifth Third LifeModel Funds and is the Director of Portfolio Management for Fifth Third Bank's Investment Advisors unit in Cincinnati. He joined Fifth Third Bank in 1998 as a Senior Portfolio Manager for both equity and fixed income clients. Previously, he spent four years with Star Bank as a portfolio manager and three years with Heritage Trust & Asset Management. He is a member of the Fifth Third Asset Management Investment Committee and has been practicing portfolio management for over twelve years. He holds the professional designation of Chartered Financial Analyst. Mr. Augustine is a graduate of the Ohio State University and the Midwest Bankers Association Trust School. He is a former president and Board member for the Dayton Society of Financial Analysts; is on the University of Dayton--Flyer Investment Advisory Board and teaches investment management to the MBA candidates at the University of Dayton.

                Fund Management


H. Christopher Zehetmaier is the co-portfolio manager for the Fifth Third LifeModel Funds and is the Mutual Funds Program Manager for Fifth Third Bank's Investment Advisors unit in Cincinnati. In his previous positions, he spent four years as the manager of Fifth Third's Dividend Reinvestment and Employee Stock Purchase Plans, and nearly two years as a Financial Advisor with Prudential Securities, Inc. He is a fully licensed Registered Representative with the National Association of Securities Dealers. Mr. Zehetmaier is a graduate of the Ohio University and attained an MBA from the Williams College of Business at Xavier University.

Bond Funds

James M. Bernard has been the portfolio manager of the Fifth Third Ohio Municipal Bond Fund since January, 2001. Mr. Bernard is currently a Director of Fixed Income and Vice President and Senior Fixed Income Portfolio Manager of Fifth Third Asset Management Inc. and Fifth Third Securities, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Jim's experience in the investment industry spans nearly thirty years. Jim received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Jim is also a Chartered Financial Analyst.

John L. Cassady III has been the co-portfolio manager for the Fifth Third Intermediate Bond Fund, the Fifth Third Bond Fund, and the Fifth Third U.S. Government Bond Fund since November, 1999. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over fifteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in industrial management from the Georgia Institute of Technology. He is currently a member of the West Michigan chapter of the Investment Analysts Society of Chicago.

Michael J. Martin has been the portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since November, 1997; co-portfolio manager for the Fifth Third Michigan Municipal Bond Fund since January, 1995; and for the Fifth Third Ohio Municipal Bond Fund since January, 2001. Mr. Martin has over eight years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Sarah M. Quirk has been the portfolio manager for the Fifth Third Michigan Municipal Bond Fund and co-portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since May, 1998. Ms. Quirk has over twenty years of investment experience. Prior to joining Fifth Third Asset Management's predecessor, Lyon Street Asset Management, in January 1998, Ms. Quirk managed a Michigan municipal money market fund and spent fifteen years in the municipal bond industry as a municipal bond trader. She earned her BS degree in finance in 1979 from Ball State University and her MBA from The University of Notre Dame in 1997.

Mitchell L. Stapley has been the portfolio manager of the Fifth Third Intermediate Bond Fund and the Fifth Third U.S. Government Bond Fund since November, 1999; and the Fifth Third Bond Fund since March, 1995; and the Fifth Third Short Term Bond Fund since November, 1996. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company. He has earned his Chartered Financial Analyst designation and his BS degree in economics and political science, with honors, from Albion College in 1981.

David L. Withrow has been the co-portfolio manager of the Fifth Third Short Term Bond Fund since January, 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

                Fund Management



Heartland Capital Management, Inc.

Thomas F. Maurath, Executive Vice President of Heartland, has been the portfolio manager of the Fifth Third Large Cap Opportunity Fund and its predecessor Fund since its inception in March, 1985. Mr. Maurath has earned his Chartered Financial Analyst designation, and earned a BBA in Accounting from the University of Notre Dame and an MBA from Indiana University.

Morgan Stanley Investment Management Inc.

Ann Thivierge has served as co-portfolio manager for the Fifth Third International Equity Fund since 1995. She joined MSIM in 1986 and is a Managing Director. She has been a member of MSIM's asset allocation committee for eight years. She received a BA from James Madison College, Michigan State University in International Relations and received her MBA from New York University in Finance.

                Shareholder Information


Purchasing And Selling Fund Shares

Pricing Money Market Fund Shares

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using amortized cost.

The Fifth Third Municipal Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund calculate their NAV at 12 noon. Fifth Third Prime Money Market Fund and Fifth Third Government Money Market Fund calculate their NAV at 2 p.m. All times are Eastern Standard Time. Each Money Market Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Pricing Stock and Bond Fund Shares

The price of Fund shares is based on the Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Standard Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Purchasing And Adding To Your Shares

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds or its transfer agent. All orders for the Stock Funds or for the Bond Funds must be received by the Funds or its transfer agent prior to 4:00 p.m. Eastern Standard Time in order to receive that day's NAV. All orders for the Money Market Funds must be received by the Funds or its transfer agent on the following schedule Eastern Standard Time in order to receive that day's NAV: Fifth Third Municipal Money Market Fund and Fifth Third Michigan Municipal Money Market Fund -- 12 noon; and the Fifth Third Prime Money Market Fund and Fifth Third Government Money Market Fund -- 2 p.m.

You may purchase Class A, B, and C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares. In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

                Shareholder Information



Shareholder Contact Information

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025.

For brokerage account holders at other financial institutions (non-Fifth Third Securities), contact your investment representative or financial institution.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

Investment Amounts            The minimum initial investment in Class A shares, Class B shares, or
                              Class C shares of the Funds offered by this Prospectus is $1,000. The minimum initial investment through an individual retirement account is
                              $500. Subsequent investments must be in amounts of at least $50. The maximum investment is $250,000 for total purchases of Class B shares of a Fund offered by this Prospectus. The Funds reserve the right to waive the minimum initial investment.

Shareholder Information       All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks.
                              All checks should be made payable to the Fifth Third Funds.

                              For details, contact the Trust toll-free at 1-800-282-5706 or write to:
                              Fifth Third Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

                              The Funds may reject a purchase order for any reason.

Systematic Investment Program You may make monthly systematic investments in Class A, B, or C shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Funds are open for business, the purchase will be made on the following day the
                              Funds are open for business.

Avoid Withholding Tax

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

                Shareholder Information



Selling Your Shares

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or your investment representative. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Systematic Withdrawal Plan

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

Postponement of Redemption Payments

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when
(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

Redemptions Within 15 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

                Shareholder Information



Exchanging Your Shares

You may exchange your Fund shares for If exchanging shares through Fifth Third Securities, Inc. or your the same class of shares of any other financial institution, ask them for exchange procedures or call 1-800-
Fifth Third Fund. No transaction fees 282-5706.
are charged for exchanges. Be sure to
read the Prospectus carefully of any  Notes on exchanges
Fund into which you wish to exchange
shares.                               To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds.
You must meet the minimum             Although not anticipated, the Funds may reject exchanges, or change or investment requirements for the Fund  terminate rights to exchange shares at any time.
into which you are exchanging.
Exchanges from one Fund to another    When exchanging from a Fund that has no sales charge or a lower sales are taxable for investors subject to  charge to a Fund with a higher sales charge, you will pay the
federal or state income taxation.     difference.+

                                      Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

                                      The Exchange Privilege may be changed or eliminated at any time.

                                      The Exchange Privilege is available only in states where shares of the
                                      Funds may be sold.

                                      All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

Automatic Exchange Program-Prime Money Market Fund's Class B shares only

You can use the Funds' Automatic Exchange feature to purchase Class B shares of the Funds at regular intervals through regular, automatic redemptions from your Fifth Third Fund account. Shareholders investing directly in Class B shares of the Fund, as opposed to Shareholders obtaining Class B shares of the Fund upon exchange of Class B shares of any of the other Funds will be requested to participate in the Automatic Exchange Program and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B shares have been withdrawn from the Fund within two years of purchase. To participate in the Automatic Exchange Program invest a minimum of $10,000 in the Fund and $1,000 in the Fund whose shares you are buying. To add the Automatic Exchange Program to your account or to change or terminate the Automatic Exchange instructions on an existing account, contact Fifth Third Securities, Inc. or your financial institution.


--------------------------------------------------------------------------------
+ Fifth Third has agreed to waive the sales load for former Kent Fund shareholders.

                Shareholder Information


                   Distribution Arrangements/Sales   This section describes the sales charges and fees you will pay as an
                   Charges for Stock, Bond and Money investor in different share classes offered by the Funds and ways to
                   Market Funds                      qualify for reduced sales charges.

                     Class A              Class B               Class C
Charge (Load)        Front-end sales      No front-end sales    No front-end sales
                     charge (not          charge. A             charge. A
                     applicable to        contingent deferred   contingent deferred
                     money market         sales charge          sales charge
                     funds); reduced      (CDSC) will be        (CDSC) will be
                     sales charges        imposed on shares     imposed on shares
                     available.           redeemed within 6     redeemed within 12
                                          years after purchase. months after
                                                                purchase.
Distribution/        Subject to annual    Subject to annual     Subject to annual
 Service (12b-1) Fee distribution and     distribution and      distribution and
                     shareholder          shareholder           shareholder
                     servicing fees of up servicing fees of up  servicing fees of up
                     to 0.25% of the      to 1.00% of the       to 0.75% of the
                     Fund's assets.       Fund's assets.        Fund's assets. (Also
                                                                subject to a non-
                                                                12b-1 fee for
                                                                shareholder
                                                                servicing of up to
                                                                0.25% of the
                                                                Fund's assets.)
Fund Expenses        Lower annual         Higher annual         Higher annual
                     expenses than Class  expenses than         expenses than
                     B and C shares.      Class A shares.       Class A shares.
Conversion           None                 Converts to Class A   None
                                          shares after 8 years.

                Shareholder Information


Calculation of Sales Charges

Class A Shares Class A shares are sold at their public offering price. This price includes the initial sales charge (except the Money Market Funds, which do not impose a sales charge.) Therefore, part of the money you send to the
               Funds will be used to pay the sales charge. The remainder is invested in
               Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

               The current sales charge rates are as follows:

                                                   Sales Charge        Sales Charge
                                                    as a % of            as a % of
        Your Investment                           Offering Price      Your Investment
        Less than $50,000                              5.00%               5.26%
        ----------------------------------------------------------------------------------
        $ 50,000 but less than $100,000                4.50%               4.71%
        ----------------------------------------------------------------------------------
        $100,000 but less than $250,000                3.50%               3.63%
        ----------------------------------------------------------------------------------
        $250,000 but less than $500,000                2.50%               2.56%
        ----------------------------------------------------------------------------------
        $500,000 but less than $1,000,000              2.00%               2.04%
        ----------------------------------------------------------------------------------
        $1,000,000 or more*                            0.00%               0.00%
        ----------------------------------------------------------------------------------

        * For purchases made prior to August 1, 2002, if you purchased $500,000 or more of Class A shares and did not pay a sales charge, and you sell any of those shares before the first anniversary of purchase, you will pay a 1% contingent deferred sales charge, or CDSC, on the portion redeemed at the time of redemption. For purchases made on or after August 1, 2002, if you purchase
          $1,000,000 or more of Class A shares and do not pay a sales charge, and you sell any of these shares before the eighteen month anniversary of purchase, you will pay a 1% CDSC on the portion redeemed at the time of redemption. The
          CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions)
          will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time).

        The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

        For purchases of over $1,000,000, the Distributor pays broker/ dealers, out of its own assets, a fee of up to 1.00% of the offering price on purchases up to $5,000,000, 0.50% on purchases up to $25,000,000, and 0.25% on purchases exceeding $25,000,000.

Sales Charge Reductions You may qualify for reduced sales charges under the following circumstances.

                        . Letter of Intent. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares over a 13-month period to qualify for a reduced sales charge. You must include up to 5.00% of the total amount you intend to purchase with your letter of intent.
                          Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

                Shareholder Information



               . Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

               . Combination Privilege. Combine accounts of multiple Funds
                 (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

Class B Shares Class B shares are offered at NAV, without any up-front sales charge.
               Therefore, all of the money that you send to the Funds is used to purchase Fund shares. If you sell your Class B shares before the end of the sixth year after purchase, however, you will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

               Class B shares are subject to the following CDSC schedule:

                                      % of NAV (at time of purchase or sale
    Year of Redemption After Purchase   if lower) deducted from proceeds
    During the first year                               5%
    -----------------------------------------------------------------------
    During the second year                              4%
    -----------------------------------------------------------------------
    During the third or fourth years                    3%
    -----------------------------------------------------------------------
    During the fifth year                               2%
    -----------------------------------------------------------------------
    During the sixth year                               1%
    -----------------------------------------------------------------------
    During the seventh or eight years                   0%
    -----------------------------------------------------------------------

                Shareholder Information



Sales Charge Waivers

Class A Shares       The following transactions qualify for waivers of sales charges that apply to
                     Class A shares:

                      . Shares purchased by investment representatives through fee-based investment products or accounts.

                      . Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the advisor or its affiliates or invested in any Fifth Third Fund.

                      . Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

                      . Shares purchased by directors, trustees, employees, and family members of the Advisor and its affiliates and any organization that provides services to the Funds; current and retired Fund trustees;
                        dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

                      . Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored qualified retirement plans, "wrap" type programs non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers).

                      . Distributions from Qualified Retirement Plans. There also is no sales charge for Fund shares purchased with distributions from qualified retirement plans or other trusts administered by Fifth Third Bank.

                      . Shares purchased by former Kent Fund Investment Class
                        shareholders.

                      . Shares purchased by Trust Companies, Retirement Plan Record-
                        Keeping Firms, or similar organizations that purchase on behalf of their clients from a Fund through an omnibus account.

Class B Shares       The CDSC will be waived under certain circumstances, including the following:

                      . Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

                      . Redemptions from accounts following the death or disability of the shareholder.

                      . Investors who purchased through a participant directed defined benefit plan.

                      . Returns of excess contributions to certain retirement plans.

                      . Distributions of less than 12% of the annual account value under the
                        Systematic Withdrawal Plan.

                      . Shares issued in a plan of reorganization sponsored by Fifth Third
                        Bank, or shares redeemed involuntarily in a similar situation.

                Shareholder Information



                              . Shares issued for sweep accounts where a sales commission was not paid at the time of purchase. In this case the maximum purchase amount is waived also.

Class C Shares               Class C shares are offered at NAV, without any up-front sales charge.
                             Therefore, all the money you send to the Funds is used to purchase Fund shares. If you sell your Class C shares before the first anniversary of purchase, however, you will pay a 1% contingent deferred sales charge or
                             CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
                             The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive their customary sales commission.

Reinstatement Privilege      If you have sold Class A shares and decide to reinvest in the Fund within a
                             90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

Distribution/Service (12b-1) 12b-1 fees compensate the Distributor and other dealers and investment
Fees for All Funds           representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services.

                             In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

                             12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

                             12b-1 fees may cost you more than paying other types of sales charges.

                             The 12b-1 fees vary by share class as follows:

                              . Class A shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund which the Distributor may use for shareholder servicing and distribution.

                              . Class B shares pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

                              . Class C shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund which the Distributor may use for distribution. This will cause expenses for Class C shares to be higher and dividends to be lower than for Class A shares. The higher 12b-1 fee on Class C shares, together with the CDSC, help the Distributor sell Class C shares without an "up-front" sales charge. In particular,

                Shareholder Information


                             these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

                             Please note that Class C shares pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the applicable Fund.

                             Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

Conversion to Class A Shares Class B shares convert automatically to Class A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares are reduced from 1.00% to 0.25% of the average daily net assets.

Dealers Incentives           The distributor, in its discretion, may pay certain dealers selling Class A shares,
                             Class B shares, or Class C shares all or a portion of the sales charges it normally retains. The Distributor may also pay a finders fee on purchases exceeding
                             $1,000,000 as described in the Statement of Additional Information.

Dividends And Capital Gains  All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B shares or Class C shares, because Class A shares have lower operating expenses than Class B shares or Class C shares.

                             Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

                             Dividends, if any, are declared daily and paid monthly by the following
                             Funds: Fifth Third Prime Money Market Fund, Fifth Third Government
                             Money Market Fund, Fifth Third Michigan Municipal Money Market
                             Fund, and Fifth Third Municipal Money Market Fund. Dividends, if any,
                             are declared and paid monthly by the following Funds: Fifth Third Bond
                             Fund, Fifth Third Municipal Bond Fund, Fifth Third Michigan Municipal
                             Bond Fund, Fifth Third U.S. Government Bond Fund, Fifth Third Short
                             Term Bond Fund, Fifth Third Strategic Income Fund, Fifth Third Ohio
                             Municipal Bond Fund, Fifth Third Intermediate Municipal Bond, Fifth
                             Third Intermediate Bond Fund. Dividends, if any, are declared and paid quarterly by the following funds: Fifth Third Quality Growth Fund, Fifth
                             Third Disciplined Large Cap Value Fund, Fifth Third Technology Fund,
                             Fifth Third Large Cap Opportunity Fund, Fifth Third Equity Index Fund,
                             Fifth Third Large Cap Core Fund, Fifth Third Mid Cap Growth Fund,
                             Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund,
                             Fifth Third Balanced Fund, Fifth Third LifeModel Conservative Fund/SM/,
                             Fifth Third LifeModel Moderately Conservative Fund/SM/, Fifth Third
                             LifeModel Moderate Fund/SM/, Fifth Third LifeModel Moderately Aggressive
                             Fund/SM/, and Fifth Third LifeModel Aggressive Fund/SM/. Dividends, if any,
                             are declared and paid annually by the following Funds: Fifth Third Small
                             Cap Growth Fund, Fifth Third International Equity Fund, Fifth Third
                             International GDP Fund, and Fifth Third Worldwide Fund. Capital gains, if any, are distributed at least annually.

                Shareholder Information



Expenses

The expenses for investing in funds of funds, like the LifeModel Funds/SM/, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel Funds/SM/ invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

Taxation

Federal Income Tax

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

Taxation of Distributions

Each Fund expects to distribute substantially all of its investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). The use of a fund of funds structure could affect the amount, timing, and character of distributions to shareholders. See the Statement of Additional Information for further details. Shareholders may also be subject to state and local taxes on distributions and redemptions.

Foreign Investments

Fifth Third International Equity Fund and Fifth Third International GDP Fund invest in foreign securities. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of a Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to operate so as to qualify for treaty-reduced tax rates where applicable.

Fifth Third International Equity Fund and Fifth Third International GDP Fund intend to qualify so as to allow shareholders to claim a foreign tax credit or deduction on their federal income tax returns. Shareholders, however, may be limited in their ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their federal income tax returns.

Fifth Third International Equity Fund and Fifth Third International GDP Fund may invest in the stock of certain foreign corporations that would constitute a passive foreign investment company (PFIC). Federal income taxes at ordinary net income rates may be imposed on the Fund upon disposition of PFIC investments.

                Shareholder Information



Additional Tax Information for Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond, Fifth Third Michigan Municipal Money Market Fund, and Fifth Third Municipal Money Market Fund ("Municipal Securities Funds").

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent a Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gains will generally be taxable to shareholders as capital gains. The Municipal Securities Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Michigan Municipal Money Market Fund, and Fifth Third Municipal Money Market Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

Dividends from Fifth Third Ohio Municipal Bond Fund representing interest on obligations held by that Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio

                Shareholder Information


Obligations"), which interest is exempt from federal income tax when received by a shareholder, is also exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes.

Distributions with respect to shares of the Fifth Third Ohio Municipal Bond Fund properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio.

This discussion of Ohio taxes assumes that the Fifth Third Ohio Municipal Bond Fund will continue to qualify as a regulated company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Because the Fifth Third Michigan Municipal Money Market Fund and the Michigan Municipal Bond Fund intend to invest substantially all of their assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

                Financial Highlights


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third LifeModel Conservative Fund/SM/, the Fifth Third LifeModel Moderately Conservative Fund/SM/, the Fifth Third LifeModel Moderate Fund/SM/, the Fifth Third LifeModel Moderately Aggressive Fund/SM/, and the Fifth Third LifeModel Aggressive Fund/SM/ are not presented because the Institutional Shares, the Advisor Shares, the Class A Shares, the Class B Shares and the Class C Shares of these Funds are newly offered and do not have a financial history. The information for the Funds has been audited by Arthur Andersen LLP, and other independent auditors. Arthur Andersen LLP's report, along with the Funds' financial statements is incorporated by reference in the SAI, which is available upon request. The information for the Fifth Third International GDP Fund, Fifth Third Small Cap Growth Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Core Fund, Fifth Third Short Term Bond Fund, Fifth Third Intermediate Bond Fund, Fifth Third Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Michigan Municipal Bond Fund, Fifth Third Michigan Municipal Money Market Fund, and Fifth Third Municipal Bond Fund for the periods ended December 31, 2000 and prior has been audited by the former independent auditor for the Kent Funds, whose report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. Additional information regarding possible limitations on any possible future recovery rights of shareholders against Arthur Andersen LLP is contained in the SAI.

                Financial Highlights


                                               Fifth Third Micro Cap Value Fund
                                                         Class A Shares

                                                                     Period Ended
                                                                  December 31, 2001*
                                                                  ------------------
Per Share Data
Net Asset Value, Beginning of Period                                    $ 5.93
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment loss                                                    (0.01)
  Net realized and unrealized gains from investment transactions          0.04
------------------------------------------------------------------------------------
  Increase in Net Assets Resulting from Operations                        0.03
------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                     --
  Net realized gains from investment transactions                           --
------------------------------------------------------------------------------------
  Total Dividends and Distributions                                         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 5.96
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (excludes sales charges)                                     0.56%(a)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                       $  862
Ratio of expenses to average net assets                                   1.59%(b)
Ratio of net investment income/(loss) to average net assets              (0.36%)(b)
  Portfolio turnover(c)                                                     47%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                               Fifth Third Micro Cap Value Fund
                                                         Class B Shares

                                                                     Period Ended
                                                                  December 31, 2001*
                                                                  ------------------
Per Share Data
Net asset value, beginning of period                                    $ 5.93
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                    (0.01)
  Net realized and unrealized gains from investment transactions          0.03
------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                        0.02
------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                     --
  Net realized gains from investment transactions                           --
------------------------------------------------------------------------------------
  Total dividends and distributions                                         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 5.95
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return (excludes sales charges)                                     0.39%(a)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                       $  352
Ratio of expenses to average net assets                                   2.31%(b)
Ratio of net investment income/(loss) to average net assets              (1.08%)(b)
Portfolio turnover(c)                                                       47%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                               Fifth Third Micro Cap Value Fund
                                                         Class C Shares

                                                                     Period Ended
                                                                  December 31, 2001*
                                                                  ------------------
Per Share Data
Net asset value, beginning of period                                    $ 5.93
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                    (0.01)
  Net realized and unrealized gains from investment transactions          0.04
------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                        0.03
------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gains from investment transactions                           --
------------------------------------------------------------------------------------
  Total dividends and distributions                                         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 5.96
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return (excludes sales charges)                                     0.56%(a)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                       $   59
Ratio of expenses to average net assets                                   2.32%(b)
Ratio of net investment income/(loss) to average net assets              (0.97%)(b)
Portfolio turnover(c)                                                       47%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                              Fifth Third Small Cap Growth Fund
                                                        Class A Shares

                                         Six Months
                                            Ended        Period                Year Ended December 31,
                                         January 31,      Ended    -----------------------------------------------
                                            2002         2001(3)     2000      1999      1998      1997      1996
                                         -----------   -------     -------   -------   -------   -------   -------
                                         (Unaudited)
Per Share Data
Net asset value, beginning of period       $ 17.71     $ 18.87     $ 19.19   $ 15.39   $ 18.33   $ 15.61   $ 13.81
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                  --       (0.04)         --     (0.02)    (0.01)       --      0.07
  Net realized and unrealized gains
   (losses) on investments, futures
   contracts and foreign currency
   translations                              (0.08)      (1.06)      (0.13)     4.15     (1.08)     4.19      2.54
-------------------------------------------------------------------------------------------------------------------
  Total from investment operations           (0.08)      (1.10)      (0.13)     4.13     (1.09)     4.19      2.61
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                         --          --          --        --        --     (0.04)    (0.09)
  Net realized gains on investments,
   futures contracts and foreign
   currency translations                     (0.56)      (0.06)      (0.19)    (0.33)    (1.85)    (1.43)    (0.72)
-------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions          (0.56)      (0.06)      (0.19)    (0.33)    (1.85)    (1.47)    (0.81)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Net change in net asset value              (0.64)      (1.16)      (0.32)     3.80     (2.94)     2.72      1.80
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 17.07     $ 17.71     $ 18.87   $ 19.19   $ 15.39   $ 18.33   $ 15.61
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Total return(1)                              (0.45%)++   (5.85%)++   (0.59%)   27.73%    (6.40%)   27.71%    19.16%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)          $19,086     $21,481     $25,231   $26,282   $23,455   $22,784   $14,436
Ratio of expenses to average net assets       1.18%+      1.18%+      1.16%     1.19%     1.19%     1.18%     1.21%
Ratio of net investment income/(loss)
 to average net assets                       (0.42%)+    (0.41%)+    (0.36%)   (0.11%)   (0.07%)   (0.01%)    0.53%
Ratio of expenses to average net assets*      1.20%+      1.18%+      1.17%     1.20%     1.20%     1.19%     1.21%
Portfolio turnover(2)                            9%         13%         28%       19%       41%       32%       16%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
+   Annualized.
++  Not Annualized.
(1) Calculation does not include sales charge. Prior to October 29, 2001, the Class A Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                Financial Highlights



                                              Fifth Third Small Cap Growth Fund
                                                        Class B Shares

                                                                                             Period Ended
                                                                                           January 31, 2002
                                                                                           ----------------
                                                                                            (Unaudited)(a)
Per Share Data
Net asset value, beginning of period                                                            $16.54
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                                                      --
  Net realized and unrealized gains (losses) on investments, futures and option contracts         1.24
-----------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                1.24
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                                             --
  Net realized gains on investments                                                              (0.56)
-----------------------------------------------------------------------------------------------------------
  Total dividends and distributions                                                              (0.56)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                  $17.22
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                                                              7.50%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                                               $  167
Ratio of expenses to average net assets                                                           1.97%
Ratio of net investment income/(loss) to average net assets                                      (1.27%)
Ratio of expenses to average net assets(b)                                                        2.02%
Portfolio turnover(c)                                                                                9%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(b) During the period, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                              Fifth Third Small Cap Growth Fund
                                                        Class C Shares

                                                                                             Period Ended
                                                                                           January 31, 2002
                                                                                           ----------------
                                                                                            (Unaudited)(a)
Per Share Data
Net asset value, beginning of period                                                            $16.54
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                                                      --
  Net realized and unrealized gains/(losses) on investments, futures and option contracts         1.25
-----------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                1.25
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                                             --
  Net realized gains on investments                                                              (0.56)
-----------------------------------------------------------------------------------------------------------
  Total dividends and distributions                                                              (0.56)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                  $17.23
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                                                              7.56%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                                               $  221
Ratio of expenses to average net assets                                                           1.96%
Ratio of net investment income/(loss) to average net assets                                      (1.41%)
Ratio of expenses to average net assets(b)                                                        2.00%
Portfolio turnover(c)                                                                                9%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(b) During the period, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                Fifth Third Mid Cap Growth Fund
                                                         A Shares

                                              Six Months
                                                 Ended                     Year ended July 31,
                                              January 31,   -------------------------------------------------
                                                 2002         2001      2000      1999       1998      1997
                                              -----------   -------   -------   -------   --------   --------
                                              (Unaudited)
Per Share Data
Net asset value, beginning of period            $ 14.94     $ 19.16   $ 15.82   $ 16.19   $  16.98   $  12.60
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                       --          --     (0.08)    (0.10)     (0.03)      0.02
  Net realized and unrealized gains/(losses)
   from investments                               (0.53)      (1.73)     4.60      1.17       0.98       5.55
--------------------------------------------------------------------------------------------------------------
  Total from investment operations                (0.53)      (1.73)     4.52      1.07       0.95       5.57
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              --          --        --        --         --      (0.04)
  Net realized gain on investments                (0.47)      (2.49)    (1.18)    (1.44)     (1.74)     (1.15)
--------------------------------------------------------------------------------------------------------------
  Total distributions                             (0.47)      (2.49)    (1.18)    (1.44)     (1.74)     (1.19)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 13.94     $ 14.94   $ 19.16   $ 15.82   $  16.19   $  16.98
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)              (3.67%)++  (10.18%)   30.22%     7.29%      5.69%     47.17%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)             $42,712     $41,278   $36,430   $27,966   $217,547   $186,066
Ratio of expenses to average net assets            1.33%+      1.28%     1.24%     1.28%      1.01%      1.00%
Ratio of net investment income/(loss) to
 average net assets                               (0.69%)+    (0.49%)   (0.51%)   (0.59%)    (0.19%)     0.10%
Ratio of expenses to average net assets(a)         1.35%       1.32%     1.29%     1.39%      1.41%      1.37%
Portfolio turnover(b)                                10%         26%       42%       49%        44%        52%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                Fifth Third Mid Cap Growth Fund
                                                         Class B Shares

                                                               Six Months Ended  Period Ended
                                                               January 31, 2002 July 31, 2001*
                                                               ---------------- --------------
                                                                 (Unaudited)
Per Share Data
Net asset value, beginning of period                                $14.86          $17.91
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                          --              --
  Net realized and unrealized gains/(losses) from investments        (0.57)          (0.56)
-----------------------------------------------------------------------------------------------
  Total from investment operations                                   (0.57)          (0.56)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                 --              --
  Net realized gain on investments                                   (0.47)          (2.49)
-----------------------------------------------------------------------------------------------
  Total distributions                                                (0.47)          (2.49)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                      $13.82          $14.86
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total return (excludes sales charge)                                 (3.96%)(a)      (4.46%)(a)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                 $5,062          $3,757
Ratio of expenses to average net assets                               2.08%(b)        2.05%(b)
Ratios of net investment income/(loss) to average net assets         (1.44%)(b)      (1.24%)(b)
Ratio of expense to average net assets(c)                             2.10%(b)        2.09%
Portfolio turnover(d)                                                   10%             26%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                Fifth Third Mid Cap Growth Fund
                                                         Class C Shares

                                              Six Months
                                                 Ended                  Year Ended July 31,
                                              January 31,  -------------------------------------------
                                                 2002        2001      2000     1999     1998     1997
                                              -----------  -------   ------   ------   ------   ------
                                              (Unaudited)
Per Share Data
Net asset value, beginning of period            $14.36     $ 18.65   $15.52   $15.98   $16.88   $12.59
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                               --          --    (0.16)   (0.18)   (0.05)   (0.07)
  Net realized and unrealized gains/(losses)
   from investments                              (0.55)      (1.80)    4.47     1.16     0.89     5.51
--------------------------------------------------------------------------------------------------------
  Total from investment operations               (0.55)      (1.80)    4.31     0.98     0.84     5.44
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments               (0.47)      (2.49)   (1.18)   (1.44)   (1.74)   (1.15)
--------------------------------------------------------------------------------------------------------
  Total distributions                            (0.47)      (2.49)   (1.18)   (1.44)   (1.74)   (1.15)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.34     $ 14.36   $18.65   $15.52   $15.98   $16.88
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)             (3.96%)++  (10.95%)  29.48%    6.79%    5.03%   46.05%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)             $1,485     $ 1,410   $  979   $  794   $1,049   $  439
Ratio of expenses to average net assets           2.08%+      1.99%    1.74%    1.85%    1.61%    1.75%
Ratio of net investment income/(loss) to
 average net assets                              (1.43%)+    (1.20%)  (1.01%)  (1.07%)  (0.81%)  (0.62%)
Ratio of expense to average net assets(a)         2.10%       2.15%    2.04%    2.17%    2.05%    2.02%
Portfolio turnover(b)                               10%         26%      42%      49%      44%      52%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                    Fifth Third Technology Fund
                                                            Class A Shares

                                                            Six Months Ended  Year Ended    Period Ended
                                                            January 31, 2002 July 31, 2001 July 31, 2000*
                                                            ---------------- ------------- --------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                             $10.35         $ 19.21        $20.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                --              --         (0.03)
  Net realized and unrealized losses from investments             (0.63)          (8.70)        (0.76)
----------------------------------------------------------------------------------------------------------
  Total from investment operations                                (0.63)          (8.70)        (0.79)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                   --           (0.16)           --
----------------------------------------------------------------------------------------------------------
  Total distributions                                                --           (0.16)           --
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                 $ 9.72         $ 10.35        $19.21
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Total return (excludes sales charge)                            (6.09%)(a)     (45.62%)       (5.69%)(a)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $5,739         $ 5,615        $4,560
Ratio of expenses to average net assets                            1.77%(b)        1.76%         1.70%(b)
Ratio of net investment income/(loss) to average net assets        1.63%(b)       (1.49%)       (1.27%)(b)
Portfolio turnover(c)                                                29%             50%           11%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

* Reflects operations for the period from June 5, 2000 (date of commencement of operations) to July 31, 2000.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                    Fifth Third Technology Fund
                                                            Class B Shares

                                                            Six Months Ended  Period Ended
                                                            January 31, 2002 July 31, 2001*
                                                            ---------------- --------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                             $10.28         $ 17.28
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net realized and unrealized losses from investments             (0.66)          (6.84)
--------------------------------------------------------------------------------------------
  Total from investment operations                                (0.66)          (6.84)
--------------------------------------------------------------------------------------------
  Net realized gain on investments                                   --           (0.16)
--------------------------------------------------------------------------------------------
  Total distributions                                                --           (0.16)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 9.62         $ 10.28
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total return (excludes sales charge)                              (6.42%)(a)     (39.95%)(a)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $1,035         $   900
Ratio of expenses to average net assets                            2.54%(b)        2.54%(b)
Ratio of net investment income/(loss) to average net assets        2.38%(b)       (2.28%)(b)
Portfolio turnover(c)                                                29%             50%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                    Fifth Third Technology Fund
                                                            Class C Shares

                                                            Six Months Ended  Year Ended    Period Ended
                                                            January 31, 2002 July 31, 2001 July 31, 2000*
                                                            ---------------- ------------- --------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                             $10.54         $ 19.20        $20.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                --              --         (0.03)
  Net realized and unrealized losses from investments             (0.65)          (8.80)        (0.77)
----------------------------------------------------------------------------------------------------------
  Total from investment operations                                (0.65)          (8.80)        (0.80)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                   --           (0.16)           --
----------------------------------------------------------------------------------------------------------
  Total distributions                                                --           (0.16)           --
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 9.59         $ 10.24        $19.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                              (6.44%)(a)     (46.12%)       (5.65%)(a)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $  337         $   150        $  105
Ratio of expenses to average net assets                            2.50%(b)        2.60%         2.42%(b)
Ratio of net investment income/(loss) to average net assets       (2.36%)(b)      (2.33%)       (1.89%)(b)
Portfolio turnover(c)                                                29%             50%           11%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

* Reflects operations for the period from June 5, 2000 (date of commencement of operations) to July 31, 2000.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                        Fifth Third Large Cap Opportunity Fund*
                                                    Class A Shares

                               Six Months                                      Period
                                  Ended            Year Ended July 31,         Ended     Year Ended Dec. 31,
                               January 31,    ---------------------------     July 31,   ------------------
                                  2002          2001      2000      1999       1998**      1997      1996
                               -----------    -------   -------   -------   --------     -------   -------
                               (Unaudited)
Per Share Data
Net asset value, beginning of
 period                          $ 25.28      $ 38.05   $ 37.20   $ 32.35   $ 27.71      $ 23.96   $ 22.47
------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income/
   (loss)                             --           --     (0.21)    (0.09)    (0.02)        0.13      0.05
  Net realized and unrealized
   gains/(losses) from
   investments                     (2.51)      (11.74)     1.61      5.57      5.13         8.25      5.04
------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                      (2.51)      (11.74)     1.40      5.48      5.11         8.38      5.09
------------------------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
  Net investment income               --           --        --        --        --        (0.13)    (0.05)
  Net realized gain on
   investments                        --        (1.03)    (0.55)    (0.63)    (0.47)       (4.50)    (3.55)
------------------------------------------------------------------------------------------------------------
  Total distributions                 --        (1.03)    (0.55)    (0.63)    (0.47)       (4.63)    (3.60)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $ 22.77      $ 25.28   $ 38.05   $ 37.20   $ 32.35      $ 27.71   $ 23.96
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total return (excludes sales
 charge)                           (9.93%)(a)  (31.44%)    3.81%    17.18%    18.58%(a)    35.40%    22.50%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period
 (000's)                         $15,079      $20,106   $42,842   $49,936   $35,549      $22,272   $16,461
Ratio of expenses to average
 net assets:                        1.49%(b)     1.36%     1.32%     1.41%     1.28%(b)     1.12%     1.16%
Ratio of net investment
 income/(loss) to average net
 assets                            (0.82%)(b)   (0.73%)   (0.47%)   (0.47%)   (0.12%)(b)    0.46%     0.18%
Ratio of expense to average
 net assets(c)                      1.49%(b)     1.48%     1.32%     1.43%     1.58%        1.12%     1.16%
Portfolio turnover(d)                 37%         139%       53%       51%       38%          50%       44%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

* Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Large Cap Opportunity Fund.
**  Reflects operations for the period from January 1, 1998 to July 31, 1998.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                        Fifth Third Large Cap Opportunity Fund*
                                                    Class B Shares

                                                            Six Months Ended  Period Ended
                                                            January 31, 2002 July 31, 2001**
                                                            ---------------- ---------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                            $ 25.59          $ 34.43
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                --               --
  Net realized and unrealized losses from investments             (2.77)           (7.81)
---------------------------------------------------------------------------------------------
  Total from investment operations                                (2.77)           (7.81)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                   --            (1.03)
  Total distributions                                                --            (1.03)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Net asset value, end of period                                $ 22.82          $ 25.59
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Total return (excludes sales charge)                           (10.82%)(a)      (23.35%)(a)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                             $   375          $   158
Ratio of expenses to average net assets                            2.26%(b)         2.17%(b)
Ratio of net investment income/(loss) to average net assets       (1.63%)(b)       (1.54%)(b)
Ratio of expense to average net assets(c)                          2.26%(b)         2.57%(b)
Portfolio turnover(d)                                                37%             139%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

* Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Large Cap Opportunity Fund.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                        Fifth Third Large Cap Opportunity Fund*
                                                    Class C Shares

                                                   Six Months
                                                      Ended           Year Ended July 31,
                                                   January 31,    -------------------------    Period Ended
                                                      2002          2001      2002     1999   July 31, 1998**
                                                   -----------    -------   ------   ------   ---------------
                                                   (Unaudited)
Per Share Data
Net asset value, beginning of period                 $ 24.75      $ 37.56   $36.92   $32.28       $30.16
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                     --           --    (0.47)   (0.23)       (0.04)
  Net realized and unrealized gains/(losses) from
   investments                                         (2.54)      (11.78)    1.66     5.50         2.16
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                     (2.54)      (11.78)    1.19     5.27         2.12
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                        --        (1.03)   (0.55)   (0.63)          --
  Total distributions                                     --        (1.03)   (0.55)   (0.63)          --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 22.21      $ 24.75   $37.56   $36.92       $32.28
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                  (10.26%)(a)  (31.97%)   3.26%   16.56%        7.07%(a)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                  $ 1,415      $ 1,935   $4,171   $6,653       $  922
Ratio of expenses to average net assets                 2.24%(b)     2.05%    1.82%    1.95%        2.17%(b)
Ratio of net investment income/(loss) to average
 net assets                                            (1.59%)(b)   (1.42%)  (0.97%)  (1.00%)      (0.84%)(b)
Ratio of expense to average net assets(c)               2.24%(b)     2.32%    2.07%    2.21%        2.59%(b)
Portfolio turnover(d)                                     37%         139%      53%      51%          38%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

* Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Large Cap Opportunity Fund.
** Reflects operations for the period from March 9, 1998 (date of commencement of operations) to July 31, 1998.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                Fifth Third Quality Growth Fund
                                                                 Class A Shares

                                          Six Months
                                             Ended                      Year Ended July 31,
                                          January 31,   ---------------------------------------------------
                                             2002          2001       2000       1999      1998      1997
                                          -----------   --------   --------   --------   --------  --------
                                          (Unaudited)
Per Share Data
Net asset value, beginning of period       $  18.33     $  26.12   $  23.31   $  20.26   $  19.23  $  13.16
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                   --           --      (0.07)     (0.06)      0.03      0.08
  Net realized and unrealized gains/
   (losses) from investments                  (0.18)       (4.88)      4.05       5.06       2.49      6.75
------------------------------------------------------------------------------------------------------------
  Total from investment operations            (0.18)       (4.88)      3.98       5.00       2.52      6.83
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                          --           --         --         --      (0.03)    (0.09)
  Net realized gain on investments            (0.59)       (2.91)     (1.17)     (1.95)     (1.46)    (0.67)
------------------------------------------------------------------------------------------------------------
  Total distributions                         (0.59)       (2.91)     (1.17)     (1.95)     (1.49)    (0.76)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  17.56     $  18.33   $  26.12   $  23.31   $  20.26  $  19.23
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)          (1.10%)**   (20.16%)    17.60%     26.48%     14.12%    54.02%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)        $322,432     $340,596   $208,342   $116,963   $520,068  $399,683
Ratio of expenses to average net assets:       1.30%*       1.28%      1.25%      1.21%      1.00%     1.00%
Ratio of net investment income/(loss) to
 average net assets                           (0.45%)*     (0.46%)    (0.35%)    (0.29%)     0.10%     0.45%
Ratio of expense to average net assets(a)      1.30%*       1.28%      1.28%      1.29%      1.37%     1.36%
Portfolio turnover(b)                            11%          20%        21%        34%        45%       37%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                Fifth Third Quality Growth Fund
                                                                 Class B Shares

                                                            Six Months Ended  Period Ended
                                                            January 31, 2002 July 31, 2001*
                                                            ---------------- --------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                            $ 18.23         $ 24.17
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net realized and unrealized losses from investments             (0.24)          (3.03)
--------------------------------------------------------------------------------------------
  Total from investment operations                                (0.24)          (3.03)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                                (0.59)          (2.91)
--------------------------------------------------------------------------------------------
  Total distributions                                             (0.59)          (2.91)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 17.40         $ 18.23
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                              (1.44%)(a)     (24.58%)(a)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                             $20,911         $14,531
Ratio of expenses to average net assets                            2.06%(b)        2.05%(b)
Ratio of net investment income/(loss) to average net assets       (1.20%)(b)      (1.22%)(b)
Ratio of expense to average net assets(c)                          2.06%(b)        2.05%(b)
Portfolio turnover(d)                                                11%             20%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                Fifth Third Quality Growth Fund
                                                          Class C Shares

                                                     Six Months
                                                        Ended                   Year Ended July 31,
                                                     January 31,   --------------------------------------------
                                                        2002         2001      2000      1999     1998     1997
                                                     -----------   -------   -------   ------   ------   ------
                                                     (Unaudited)
Per Share Data
Net asset value, beginning of period                   $ 17.78     $ 25.59   $ 22.97   $20.10   $19.18   $13.16
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                       --          --     (0.19)   (0.18)   (0.07)   (0.03)
  Net realized and unrealized gains/(losses) from
   investments                                           (0.24)      (4.90)     3.98     5.00     2.45     6.72
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                       (0.24)      (4.90)     3.79     4.82     2.38     6.69
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investments                       (0.59)      (2.91)    (1.17)   (1.95)   (1.46)   (0.67)
-----------------------------------------------------------------------------------------------------------------
  Total distributions                                    (0.59)      (2.91)    (1.17)   (1.95)   (1.46)   (0.67)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 16.95     $ 17.78   $ 25.59   $22.97   $20.10   $19.18
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                     (1.48%)**  (20.71%)   17.01%   25.76%   13.41%   52.79%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                    $11,521     $11,687   $13,791   $9,775   $8,357   $3,146
Ratio of expenses to average net assets                   2.05%*      1.98%     2.00%    1.80%    1.63%    1.75%
Ratio of net investment income/(loss) to average net
 assets                                                  (1.20%)*    (1.17%)   (0.85%)  (0.89%)  (0.54%)  (0.32%)
Ratio of expense to average net assets(a)                 2.05%       2.11%     2.28%    2.10%    2.02%    2.01%
Portfolio turnover(b)                                       11%         20%       21%      34%      45%      37%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                  Fifth Third Equity Index Fund
                                                                 Class A Shares

                                  Six Months
                                     Ended                             Year ended December 31,
                                  January 31,  Period Ended  -------------------------------------------
                                     2002          2001        2000      1999     1998     1997    1996
                                  -----------  ------------  -------   -------  -------  -------  ------
                                  (Unaudited)
Per Share Data
Net asset value, beginning of
 period                             $ 23.10      $ 25.20     $ 28.32   $ 24.25  $ 19.15  $ 14.72  $12.57
---------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income/(loss)         0.08         0.09        0.15      0.18     0.18     0.20    0.22
  Net realized and unrealized
   gains (losses) on
   investments, futures
   contracts and foreign
   currency translations              (1.55)       (2.09)      (2.80)     4.68     5.14     4.51    2.48
---------------------------------------------------------------------------------------------------------
  Total from investment
   operations                         (1.47)       (2.00)      (2.65)     4.86     5.32     4.71    2.70
---------------------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
  Net investment income               (0.09)       (0.10)      (0.15)    (0.18)   (0.18)   (0.21)  (0.23)
  Net realized gains on
   investments, futures
   contracts and foreign
   currency translations                 --           --       (0.32)    (0.61)   (0.04)   (0.07)  (0.32)
---------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                      (0.09)       (0.10)      (0.47)    (0.79)   (0.22)   (0.28)  (0.55)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Net change in net asset value       (1.56)       (2.10)      (3.12)     4.07     5.10     4.43    2.15
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net asset value, end of period      $ 21.54      $ 23.10     $ 25.20   $ 28.32  $ 24.25  $ 19.15  $14.72
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total return(a)                       (6.33%)+     (7.94%)++   (9.52%)   20.24%   27.93%   32.24%  21.92%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)   $30,717      $33,765     $38,930   $47,836  $38,205  $27,922  $9,925
Ratio of expenses to average net
 assets                                0.66%+       0.65%+      0.65%     0.67%    0.67%    0.68%   0.74%
Ratio of net investment income/
 (loss) to average net assets          0.79%+       0.61%+      0.55%     0.67%    0.85%    1.20%   1.67%
Ratio of expenses to average net
 assets*                               0.81%+       0.78%+      0.78%     0.79%    0.80%    0.79%   0.84%
Portfolio turnover(b)                     2%           4%          9%        9%      12%       1%      2%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
+   Annualized.
++  Not Annualized.
(a) Calculation does not include sales charge. Prior to October 29, 2001, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                Financial Highlights


                                                  Fifth Third Equity Index Fund
                                                            Class B Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $21.07
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.04
  Net realized and unrealized gains (losses) on investments         0.46
------------------------------------------------------------------------------
  Total from investment operations                                  0.50
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.04)
  Net realized gains on investments                                   --
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.04)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $21.53
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (2.35%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $  515
Ratio of expenses to average net assets                             1.41%(d)
Ratio of net investment income/(loss) to average net assets        (0.07%)(d)
Ratio of expenses to average net assets                             1.58%(d)
Portfolio turnover(b)                                                  2%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights



                                                  Fifth Third Equity Index Fund
                                                            Class C Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $21.07
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.03
  Net realized and unrealized gains/(losses) on investments         0.47
------------------------------------------------------------------------------
  Total from investment operations                                  0.50
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.03)
  Net realized gains on investments                                   --
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.03)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $21.54
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                     2.36%(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $   58
Ratio of expenses to average net assets                             1.40%(d)
Ratio of net investment income/(loss) to average net assets        (0.09%)(d)
Ratio of expenses to average net assets                             1.56%(d)
Portfolio turnover(b)                                                  2%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                                Fifth Third Large Cap Core Fund
                                                          Class A Shares

                                   Six Months
                                      Ended        Period               Year Ended December 31,
                                   January 31,      Ended    --------------------------------------------
                                      2002         2001(c)     2000      1999     1998     1997     1996
                                   -----------   -------     -------   -------  -------  -------  -------
                                   (Unaudited)
Per Share Data
Net asset value, beginning of
 period                              $ 15.02     $ 16.69     $ 20.25   $ 17.88  $ 15.44  $ 13.81  $ 13.19
----------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income/(loss)          0.03        0.02        0.02      0.07     0.08     0.21     0.26
  Net realized and unrealized
   gains (losses) on investments,
   futures contracts and foreign
   currency Translations               (1.04)      (1.42)      (2.22)     3.18     4.00     3.02     2.15
----------------------------------------------------------------------------------------------------------
  Total from investment
   operations                          (1.01)      (1.40)      (2.20)     3.25     4.08     3.23     2.41
----------------------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
  Net investment income                (0.03)      (0.03)      (0.02)    (0.07)   (0.10)   (0.21)   (0.28)
  Net realized gains on
   investments, futures
   contracts and foreign
   currency translations               (0.31)      (0.24)      (1.34)    (0.81)   (1.54)   (1.39)   (1.51)
  Total dividends and
   distributions                       (0.34)      (0.27)      (1.36)    (0.88)   (1.64)   (1.60)   (1.79)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net change in net asset value          (1.35)      (1.67)      (3.56)     2.37     2.44     1.63     0.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net asset value, end of period       $ 13.67     $ 15.02     $ 16.69   $ 20.25  $ 17.88  $ 15.44  $ 13.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total return(a)                        (6.78%)++   (8.36%)++  (11.47%)   18.53%   27.68%   23.89%   19.14%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net assets, end of period (000's)    $30,457     $38,659     $47,847   $58,336  $50,458  $35,343  $15,063
Ratio of expenses to average
 net assets                             1.19%+      1.18%+      1.16%     1.18%    1.18%    1.17%    1.09%
Ratio of net investment income/
 (loss) to average net assets           0.35%+      0.15%+      0.10%     0.36%    0.50%    1.31%    1.77%
Ratio of expenses to average
 net assets*                            1.21%+      1.19%+      1.17%     1.19%    1.19%    1.18%    1.09%
Portfolio turnover(b)                      2%          5%         14%        9%      20%      88%      39%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
+    Annualized.
++   Not Annualized.
(a) Calculation does not include sales charge. Prior to October 29, 2001, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                Financial Highlights



                                                Fifth Third Large Cap Core Fund
                                                          Class B Shares

                                                                                             Period Ended
                                                                                           January 31, 2002*
                                                                                           -----------------
                                                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                                                            $13.86
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                                                    0.01
  Net realized and unrealized gains (losses) on investments, futures and option contracts         0.24
------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                0.25
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                                          (0.01)
  Net realized gains on investments                                                              (0.31)
------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                                                              (0.32)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                  $13.79
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total return(a)                                                                                   4.14%(c)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                                               $   80
Ratio of expenses to average net assets                                                           1.97%(d)
Ratio of net investment income/(loss) to average net assets                                      (0.41%)(d)
Ratio of expenses to average net assets                                                           2.03%(d)
Portfolio turnover(b)                                                                                2%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights



                                                Fifth Third Large Cap Core Fund
                                                          Class C Shares

                                                                Period Ended
                                                              January 31, 2002*
                                                              -----------------
                                                                 (Unaudited)
 Per Share Data
 Net asset value, beginning of period                              $13.86
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income/(loss)                                      0.01
   Net realized and unrealized gains (losses) on investments         0.25
 ------------------------------------------------------------------------------
   Total from investment operations                                  0.26
 Distributions to shareholders from:
   Net investment income                                            (0.01)
   Net realized gains on Investments                                (0.31)
 ------------------------------------------------------------------------------
   Total dividends and distributions                                (0.32)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Net asset value, end of period                                    $13.80
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Total return(a)                                                     4.19%(c)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (000's)                                 $    1
 Ratio of expenses to average net assets                             1.81%(d)
 Ratio of net investment income/(loss) to average net assets        (0.24%)(d)
 Ratio of expenses to average net assets                             1.81%(d)
 Portfolio turnover(b)                                                  2%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights



                                               Fifth Third Multi Cap Value Fund
                                                          Class A Shares

                                                                     Period Ended
                                                                  December 31, 2001*
                                                                  ------------------
Per Share Data
Net asset value, beginning of period                                    $19.44
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                   0.01
  Net realized and unrealized gains from investment transactions          0.57
------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                        0.58
------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                  (0.06)
  Net realized gains from investment transactions                        (0.91)
------------------------------------------------------------------------------------
  Total dividends and distributions                                      (0.97)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net asset value, end of period                                          $19.05
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return (excludes sales charge)                                      2.90%(a)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                     $6,395
Ratio of expenses to average net assets                                   1.54%(b)
Ratio of net investment income/(loss) to average net assets               0.14%(b)
Portfolio turnover(c)                                                       80%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                               Fifth Third Multi Cap Value Fund
                                                          Class B Shares

                                                                     Period Ended
                                                                  December 31, 2001*
                                                                  ------------------
Per Share Data
Net asset value, beginning of period                                    $19.44
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                    (0.02)
  Net realized and unrealized gains from investment transactions          0.56
------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                        0.54
------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                  (0.04)
  Net realized gains from investment transactions                        (0.91)
------------------------------------------------------------------------------------
  Total dividends and distributions                                      (0.95)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net asset value, end of period                                          $19.03
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return (excludes sales charge)                                      2.76%(a)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                     $4,733
Ratio of expenses to average net assets                                   2.28%(b)
Ratio of net investment income/(loss) to average net assets              (0.59%)(b)
Portfolio turnover(c)                                                       80%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                    Fifth Third Multi Cap Value
                                                             Class C Shares

                                                                     Period Ended
                                                                  December 31, 2001*
                                                                  ------------------
Per Share Data
Net asset value, beginning of period                                    $19.44
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                    (0.01)
  Net realized and unrealized gains from investment transactions          0.55
------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                        0.54
------------------------------------------------------------------------------------
Distributions to Shareholders from:
  Net investment income                                                  (0.04)
  Net realized gains from investment transactions                        (0.92)
------------------------------------------------------------------------------------
  Total dividends and distributions                                      (0.96)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net asset value, end of period                                          $19.02
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return (excludes sales charge)                                      2.72%(a)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                     $  497
Ratio of expenses to average net assets                                   2.23(b)
Ratio of net investment income/(loss) to average net assets              (0.60%)(b)
Portfolio turnover(c)                                                       80%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                   Fifth Third Disciplined Large Cap Value Fund
                                                  Class A Shares

                                          Six Months
                                             Ended                Year Ended July 31,          Period Ended
                                          January 31,    ------------------------------------    July 31,
                                             2002          2001     2000      1999     1998       1997*
                                          -----------    -------  -------   -------  --------  ------------
                                          (Unaudited)
Per Share Data
Net asset value, beginning of period        $ 13.11      $ 13.22  $ 15.18   $ 15.38  $  14.44    $  12.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.03         0.11     0.17      0.29      0.26        0.15
  Net realized and unrealized gains/
   (losses) from investments                  (0.41)        0.16    (1.10)     1.19      2.43        2.43
-------------------------------------------------------------------------------------------------------------
  Total from investment operations            (0.38)        0.27    (0.93)     1.48      2.69        2.58
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                       (0.04)       (0.10)   (0.17)    (0.23)    (0.27)      (0.14)
  Net realized gain on investments            (0.53)       (0.28)   (0.86)    (1.45)    (1.48)         --
-------------------------------------------------------------------------------------------------------------
  Total distributions                         (0.54)       (0.38)   (1.03)    (1.68)    (1.75)      (0.14)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 12.16      $ 13.11  $ 13.22   $ 15.18  $  15.38    $  14.44
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)          (2.85%)(a)    1.85%   (6.16%)    9.90%    19.57%      21.64%(a)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)         $14,737      $16,069  $12,777   $20,268  $150,404    $120,324
Ratio of expenses to average net assets        1.36%(b)     1.31%    1.27%     1.27%     1.01%       1.06%(b)
Ratio of net investment income/(loss)
 to average net assets                         0.73%(b)     0.79%    1.29%     1.58%     1.73%       2.32%(b)
Ratio of expense to average net assets(c)      1.38%(b)     1.37%    1.33%     1.37%     1.44%       1.48%(b)
Portfolio turnover(d)                            11%          19%      37%       69%       41%         28%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                   Fifth Third Disciplined Large Cap Value Fund
                                                  Class B Shares

                                                            Six Months Ended  Period Ended
                                                            January 31, 2002 July 31, 2001*
                                                            ---------------- --------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                             $ 3.24          $ 3.40
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              --            0.03
  Net realized and unrealized gains from Investments              (0.40)           0.12
-------------------------------------------------------------------------------------------
Total from investment operations                                  (0.40)           0.15
-------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                           (0.01)          (0.03)
-------------------------------------------------------------------------------------------
  Net realized gain on investments                                (0.53)          (0.28)
-------------------------------------------------------------------------------------------
  Total distributions                                             (0.54)          (0.31)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $12.30          $13.24
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total return (excludes sales charge)                              (3.12%)(a)       0.97%(a)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $2,682          $1,963
Ratio of expenses to average net assets                            2.12%(b)        2.08%(b)
Ratio of net investment income/(loss) to average net assets        0.01%(b)        0.07%(b)
Ratio of expense to average net assets(c)                          2.14%(b)        2.13%(b)
Portfolio turnover(d)                                                11%             19%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                   Fifth Third Disciplined Large Cap Value Fund
                                                  Class C Shares

                                                   Six Months
                                                      Ended            Year Ended July 31,
                                                   January 31,   -------------------------------   Period Ended
                                                      2002        2001     2000    1999    1998   July 31, 1997*
                                                   -----------   ------  ------   ------  ------  --------------
                                                   (Unaudited)
Per Share Data
Net asset value, beginning of period                 $13.10      $13.23  $15.19   $15.39  $14.45      $12.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  --        0.05    0.10     0.14    0.17        0.10
  Net realized and unrealized gains/(losses) from
   investments                                        (0.41)       0.14   (1.10)    1.26    2.41        2.45
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                    (0.41)       0.19   (1.00)    1.40    2.58        2.55
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               (0.01)      (0.04)  (0.10)   (0.15)  (0.16)      (0.10)
  Net realized gain on investments                    (0.53)      (0.28)  (0.86)   (1.45)  (1.48)         --
----------------------------------------------------------------------------------------------------------------
  Total distributions                                 (0.54)      (0.32)  (0.96)   (1.60)  (1.64)      (0.10)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.15      $13.10  $13.23   $15.19  $15.39      $14.45
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                  (3.15%)(a)   1.20%  (6.65%)   9.34%  18.72%      21.30%(a)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                  $  666      $  668  $  679   $1,433  $  968      $   92
Ratio of expenses to average net assets                2.11%(b)    2.02%   1.77%    1.83%   1.57%       1.81%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (0.02%)(b)   0.09%   0.80%    0.88%   1.21%       1.56%(b)
Ratio of expense to average net assets(c)              2.13%(b)    2.19%   2.08%    2.13%   2.09%       2.07%(b)
Portfolio turnover(d)                                    11%         19%     37%      69%     41%         28%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                                      Fifth Third Balanced Fund
                                                             Class A Shares

                                              Six Months
                                                 Ended                     Year Ended July 31,
                                              January 31,   ------------------------------------------------
                                                2002(c)        2001      2000      1999     1998      1997
                                              -----------   --------   --------  -------  --------  --------
                                              (Unaudited)
Per Share Data
Net asset value, beginning of period           $  13.35     $  17.37   $  16.12  $ 14.99  $  15.33  $  11.75
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.05         0.18       0.17     0.20      0.27      0.27
  Net realized and unrealized gains/(losses)
   from investments                               (0.13)       (2.00)      2.62     1.86      0.92      4.06
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                (0.08)       (1.82)      2.79     2.06      1.19      4.33
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                           (0.08)       (0.20)     (0.20)   (0.19)    (0.28)    (0.26)
  Net realized gain on investments                (0.20)       (2.00)     (1.34)   (0.74)    (1.25)    (0.49)
-------------------------------------------------------------------------------------------------------------
  Total distributions                             (0.28)       (2.20)     (1.54)   (0.93)    (1.53)    (0.75)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  12.99     $  13.35   $  17.37  $ 16.12  $  14.99  $  15.33
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)              (0.59%)**   (11.84%)    18.28%   14.30%     8.41%    38.45%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)            $102,456     $106,275   $104,750  $79,686  $173,177  $122,765
Ratio of expenses to average net assets            1.31%*       1.26%      1.25%    1.28%     1.00%     1.00%
Ratio of net investment income/ (loss) to
 average net assets                                0.93%*       1.23%      1.30%    1.22%     1.84%     2.05%
Ratio of expense to average net assets(a)          1.34%*       1.32%      1.31%    1.34%     1.43%     1.40%
Portfolio turnover(b)                                32%          77%       122%     128%      135%      101%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the Balanced Fund, Class A Shares, was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00), and increase the ratio of net investment income to average net assets from 0.91% to 0.93%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

                Financial Highlights


                                                      Fifth Third Balanced Fund
                                                                 Class B Shares

                                                              Six Months Ended   Period Ended
                                                             January 31, 2002** July 31, 2001*
                                                             ------------------ --------------
Per Share Data
Net asset value, beginning of period                              $ 13.28          $ 16.53
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.04             0.17
  Net realized and unrealized losses from investments               (0.16)           (1.27)
-----------------------------------------------------------------------------------------------
  Total from investment operations                                  (0.12)           (1.10)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                             (0.07)           (0.15)
  Net realized gain on investments                                  (0.20)           (2.00)
-----------------------------------------------------------------------------------------------
  Total distributions                                               (0.27)           (2.15)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.89          $ 13.28
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total return (excludes sales charge)                                (0.95%)(a)       (8.14%)(a)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                               $13,854          $10,239
Ratio of expenses to average net assets                              2.06%(b)         2.03%(b)
Ratios of net investment income/(loss) to average net assets         0.18%(b)         0.42%(b)
Ratio of expense to average net assets(c)                            2.09%(b)         2.09%(b)
Portfolio turnover(d)                                                  32%              77%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
** As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2021 for the Balanced Fund, Class B Shares, was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00), and increase the ratio of net investment income to average net assets from 0.16% to 0.18%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                                      Fifth Third Balanced Fund
                                                             Class C Shares

                                                   Six Months
                                                      Ended                Year Ended July 31,
                                                   January 31,  ----------------------------------------
                                                     2002(c)      2001     2000    1999    1998    1997
                                                   -----------  -------   ------  ------  ------  ------
                                                   (Unaudited)
Per Share Data
Net asset value, beginning of period                 $ 3.26     $ 17.35   $16.13  $15.01  $ 5.34  $ 1.75
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.04        0.15     0.12    0.11    0.17    0.16
  Net realized and unrealized gains/(losses) from
   investments                                        (0.16)      (2.07)    2.57    1.88    0.92    4.08
---------------------------------------------------------------------------------------------------------
  Total from investment operations                    (0.12)      (1.92)    2.69    1.99    1.09    4.24
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               (0.07)      (0.17)   (0.13)  (0.13)  (0.17)  (0.16)
  Net realized gain on investments                    (0.20)      (2.00)   (1.34)  (0.74)  (1.25)  (0.49)
---------------------------------------------------------------------------------------------------------
  Total distributions                                 (0.27)      (2.17)   (1.47)  (0.87)  (1.42)  (0.65)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.87     $ 13.26   $17.35  $16.13  $15.01  $15.34
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                  (0.95%)**  (12.47%)  17.66%  13.78%   7.67%  37.52%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                  $6,569     $ 6,883   $7,815  $6,692  $4,796  $1,155
Ratio of expenses to average net assets                2.06%*      1.96%    1.75%   1.76%   1.58%   1.75%
Net investment income/(loss) to average net
 assets                                                0.18%*      0.53%    0.80%   0.78%   1.24%   1.30%
Ratio of expenses to average net assets(a)             2.09%       2.05%    2.06%   2.05%   2.09%   2.09%
Portfolio turnover(b)                                    32%         77%     122%    128%    135%    101%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the Balanced Fund, Class C Shares, was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00), and increase the ratio of net investment income to average net assets from 0.16% to 0.18%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

                Financial Highlights



                                          Fifth Third International Equity Fund
                                                       Class A Shares

                                          Six Months
                                             Ended                  Year Ended July 31,
                                          January 31,  --------------------------------------------
                                             2002        2001     2000    1999     1998      1997
                                          -----------  -------   ------  ------  --------  --------
                                          (Unaudited)
Per Share Data
Net asset value, beginning of period        $ 9.02     $ 12.71   $12.84  $12.56  $  12.05  $   0.74
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         --        0.12     0.04    0.03      0.09      0.04
  Net realized and unrealized gains/
   (losses) from investments                 (0.89)      (2.19)    1.01    0.49      1.31      2.15
----------------------------------------------------------------------------------------------------
  Total from investment operations           (0.89)      (2.07)    1.05    0.52      1.40      2.19
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                      (0.10)         --       --   (0.17)    (0.59)    (0.82)
  Net realized gain on investments              --       (1.62)   (1.18)  (0.07)    (0.30)    (0.06)
----------------------------------------------------------------------------------------------------
  Total distributions                        (0.10)      (1.62)   (1.18)  (0.24)    (0.89)    (0.88)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 8.03     $  9.02   $12.71  $12.84  $  12.56  $  12.05
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Total return (excludes sales charge)         (9.85%)**  (17.85%)   8.02    4.23%    13.29%    21.78%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)         $7,337     $ 5,933   $7,901  $5,821  $163,297  $151,728
Ratio of expenses to average net assets       1.62%*      1.73%    1.70%   1.52%     1.47%     1.38%
Ratio of net investment income/(loss) to
 average net assets                          (0.97%)*     0.07%    0.32%   0.03%     0.66%     0.39%
Ratio of expense to average net assets(a)     1.62%*      1.73%    1.70%   1.70%     1.82%     1.73%
Portfolio turnover(b)                           10%         42%      86%     42%       39%       60%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. These rates shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights



                                          Fifth Third International Equity Fund
                                                       Class B Shares

                                                            Six Months Ended  Period Ended
                                                            January 31, 2002 July 31, 2001*
                                                            ---------------- --------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                            $  9.06         $ 12.09
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              --            0.03
  Net realized and unrealized gains from investments              (0.92)          (1.44)
--------------------------------------------------------------------------------------------
  Total from investment operations                                (0.92)          (1.41)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                           (0.10)             --
  Net realized gain on investments                                   --           (1.62)
--------------------------------------------------------------------------------------------
  Total distributions                                             (0.10)          (1.62)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  8.04         $  9.06
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total return (excludes sales charge)                             (10.20%)(a)     (13.36%)(a)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                             $   169         $   176
Ratio of expenses to average net assets                            2.36%(b)        2.43%(b)
Ratio of net investment income/(loss) to average net assets       (1.55%)(b)       2.08%(b)
Ratio of expense to average net assets(c)                          2.36%(b)        2.43%(b)
Portfolio turnover(d)                                                10%             42%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                          Fifth Third International Equity Fund
                                                       Class C Shares

                                              Six Months
                                                 Ended                   Year Ended July 31,
                                              January 31,   -------------------------------------------
                                                 2002         2001      2000     1999     1998     1997
                                              -----------   -------   ------   ------   ------   ------
                                              (Unaudited)
Per Share Data
Net asset value, beginning of period            $  8.82     $ 12.54   $12.76   $12.51   $12.01   $10.71
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                       --        0.13    (0.03)      --    (0.06)   (0.02)
  Net realized and unrealized gains/(losses)
   from Investments                               (0.90)      (2.23)    0.99     0.46     1.39     2.16
---------------------------------------------------------------------------------------------------------
  Total from investment operations                (0.90)      (2.10)    0.96     0.46     1.33     2.14
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                           (0.10)         --       --    (0.14)   (0.53)   (0.78)
  Net realized gain on investments                   --       (1.62)   (1.18)   (0.07)   (0.30)   (0.06)
---------------------------------------------------------------------------------------------------------
  Total distributions                             (0.10)      (1.62)   (1.18)   (0.21)   (0.83)   (0.84)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)             (10.25%)**  (18.39%)   7.25%    3.79%   12.57%   21.25%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)             $   148     $   163   $  276   $  235   $  291   $  210
Ratio of expenses to average net assets            2.36%*      2.43%    2.22%    2.25%    2.22%    2.13%
Ratio of net investment income/(loss) to
 average net assets                               (1.53%)*    (0.01%)  (0.20%)  (0.08%)  (0.09%)  (0.28%)
Ratio of expense to average net assets(a)          2.36%*      2.57%    2.22%    2.50%    2.47%    2.38%
Portfolio turnover(b)                                10%         42%      86%      42%      39%      60%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. These rates shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                             Fifth Third International GDP Fund
                                                        Class A Shares

                                  Six Months
                                     Ended                             Year Ended December 31,
                                  January 31,  Period Ended  ------------------------------------------
                                     2002        2001(3)       2000      1999     1998    1997    1996
                                  -----------  ------------  -------   -------  -------  ------  ------
                                  (Unaudited)
Per Share Data
Net asset value, beginning of
 period                             $ 12.70      $ 15.46     $ 19.20   $ 15.75  $ 14.79  $14.69  $14.13
--------------------------------------------------------------------------------------------------------
Income from investment
 operations
  Net investment income/(loss)         0.06         0.09        0.05      0.08     0.10    0.08    0.12
  Net realized and unrealized
   gains/(losses) on
   investments, futures
   contracts and foreign
   currency translations              (1.63)       (2.81)      (3.38)     4.14     2.46    0.25    0.66
--------------------------------------------------------------------------------------------------------
  Total from investment
   operations                         (1.57)       (2.72)      (3.33)     4.22     2.56    0.33    0.78
--------------------------------------------------------------------------------------------------------
Distributions to shareholders
 from:
  Net investment income               (0.07)       (0.04)      (0.02)    (0.12)   (0.19)  (0.15)  (0.08)
  Net realized gains on
   investments, futures
   contracts and foreign
   currency translations              (0.48)          --       (0.39)    (0.65)   (1.41)  (0.08)  (0.14)
--------------------------------------------------------------------------------------------------------
  Total dividends and
   distributions                      (0.55)       (0.04)      (0.41)    (0.77)   (1.60)  (0.23)  (0.22)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net change in net asset value         (2.12)       (2.76)      (3.74)     3.45     0.96    0.10    0.56
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net asset value, end of period      $ 10.58      $ 12.70     $ 15.46   $ 19.20  $ 15.75  $14.79  $14.69
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total return(1)                      (12.65%)     (17.64%)**  (17.61%)   27.95%   17.60%   2.25%   5.57%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, end of period (000's)   $ 8,417      $12,839     $15,162   $15,197  $12,390  $9,780  $8,799
Ratio of expenses to average net
 assets                                1.28%*       1.27%*     1.25 %     1.27%    1.30%   1.30%   1.34%
Ratio of net investment income/
 (loss) to average net assets         (0.41)%*      1.06%*     0.22 %     0.47%    0.59%   0.53%   0.74%
Ratio of expenses to average net
 assets*                              (1.32)%*      1.27%*     1.26 %     1.28%    1.31%   1.31%   1.34%
Portfolio turnover(2)                    4 %          22%         7 %        8%      22%      3%     13%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
**  Annualized.
*** Not Annualized.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Class A Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                Financial Highlights


                                             Fifth Third International GDP Fund
                                                                 Class B Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $11.76
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.06
  Net realized and unrealized gains (losses) on investments        (0.54)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.48)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.07)
  Net realized gains on investments                                (0.48)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.55)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $10.73
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (4.43%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $   11
Ratio of expenses to average net assets                             2.03%(d)
Ratio of net investment income/(loss) to average net assets        (1.92%)(d)
Ratio of expenses to average net assets                             2.11%(d)
Portfolio turnover(b)                                                  4%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                             Fifth Third International GDP Fund
                                                                 Class C Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $11.76
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.06
  Net realized and unrealized gains (losses) on investments        (0.53)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.47)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.07)
  Net realized gains on investments                                (0.48)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.55)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $10.74
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (4.38%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $    1
Ratio of expenses to average net assets                             1.87%(d)
Ratio of net investment income/(loss) to average net assets        (1.48)%(d)
Ratio of expenses to average net assets                             1.87%(d)
Portfolio turnover(b)                                                  4%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects operations for the period from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                                     Fifth Third Worldwide Fund
                                                                 Class C Shares

                                                                     Period Ended
                                                                  December 31, 2001*
                                                                  ------------------
Per Share Data
Net asset value, beginning of period                                    $11.62
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                   0.01
  Net realized and unrealized gains from investment transactions          0.63
------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                        0.64
------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gains from investment transactions                           --
------------------------------------------------------------------------------------
  Total dividends and distributions                                         --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net asset value, end of period                                          $12.26
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return (excludes sales charge)                                      8.50%(a)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                     $  100
Ratio of expenses to average net assets                                   1.88%(b)
Ratio of net investment income/(loss) to average net assets               0.85%(b)
Portfolio turnover(c)                                                      974%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                              Fifth Third Strategic Income Fund
                                                                 Class C Shares

                                                                      Period Ended
                                                                   December 31, 2001*
                                                                   ------------------
Per Share Data
Net asset value, beginning of period                                     $10.53
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    0.16
  Net realized and unrealized losses from investment transactions         (0.10)
-------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                         0.06
-------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                   (0.09)
  Net realized gains from investment transactions                            --
-------------------------------------------------------------------------------------
  Total dividends and distributions                                       (0.09)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Net asset value, end of period                                           $10.50
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total return (excludes sales charge)                                       0.62%(a)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                                      $1,755
Ratio of expenses to average net assets                                    2.39%(b)
Ratio of net investment income/(loss) to average net assets                8.97%(b)
Portfolio turnover(c)                                                        34%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not Annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                       Fifth Third Michigan Municipal Bond Fund
                                                   Class A Shares

                                         Six Months
                                            Ended                           Year Ended December 31,
                                         January 31,  Period Ended  --------------------------------------
                                            2002        2001(c)      2000    1999    1998    1997    1996
                                         -----------  ------------  ------  ------  ------  ------  ------
                                         (Unaudited)
Per Share Data
Net asset value, beginning of period       $10.24        $10.09     $ 9.92  $10.26  $10.20  $10.07  $10.11
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.19          0.23       0.41    0.39    0.39    0.39    0.38
  Net realized and unrealized gains
   (losses) on investments and futures
   contracts                                 0.06          0.16       0.18   (0.34)   0.07    0.14   (0.05)
-----------------------------------------------------------------------------------------------------------
  Total from investment operations           0.25          0.39       0.59    0.05    0.46    0.53    0.33
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income                     (0.19)        (0.23)     (0.41)  (0.39)  (0.39)  (0.40)  (0.37)
  Net realized gains on investments and
   futures contracts                        (0.05)        (0.01)     (0.01)     --   (0.01)     --      --
-----------------------------------------------------------------------------------------------------------
  Total dividends and distributions         (0.24)        (0.24)     (0.42)  (0.39)  (0.40)  (0.40)  (0.37)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net change in net asset value                0.01          0.15       0.17   (0.34)   0.06    0.13   (0.04)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period             $10.25        $10.24     $10.09  $ 9.92  $10.26  $10.20  $10.07
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total return(a)                              2.46%(d)      4.02%(d)   6.05%   0.51%   4.60%   5.38%   3.36%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)          $3,653        $3,569     $3,629  $4,378  $5,946  $4,413  $2,422
Ratio of expenses to average net assets      0.84%(e)      0.84%(e)   0.83%   0.86%   0.84%   0.84%   0.85%
Ratio of net investment income/(loss) to
 average net assets                          3.60%(e)      3.85%(e)   4.01%   3.83%   3.82%   3.88%   3.68%
Ratio of expenses to average net assets*     0.90%(e)      0.96%(e)   0.94%   0.97%   0.95%   0.95%   0.95%
Portfolio turnover(b)                          17%           19%        36%     14%     51%     13%     24%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Calculation does not include sales charge. Prior to October 29, 2001, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00), and increase the ratio of net investment income to average net assets from 3.84% to 3.85%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Not Annualized.
(e) Annualized.

                Financial Highlights


                                       Fifth Third Michigan Municipal Bond Fund
                                                                 Class B Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.35
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.07
  Net realized and unrealized gains (losses) on investments        (0.03)
------------------------------------------------------------------------------
  Total from investment operations                                  0.04
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.07)
  Net realized gains on investments                                (0.05)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.12)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $10.27
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                     0.42%(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $   31
Ratio of expenses to average net assets                             1.70%(d)
Ratio of net investment income/(loss) to average net assets         2.71%(d)
Ratio of expenses to average net assets                             1.81%(d)
Portfolio turnover(b)                                                 17%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                       Fifth Third Michigan Municipal Bond Fund
                                                   Class C Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.35
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.07
  Net realized and unrealized gains (losses) on investments        (0.03)
------------------------------------------------------------------------------
  Total from investment operations                                  0.04
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.07)
  Net realized gains on Investments                                (0.05)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.12)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $10.27
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                     0.41%(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $    1
Ratio of expenses to average net assets                             1.57%(d)
Ratio of net investment income/(loss) to average net assets         2.88%(d)
Ratio of expenses to average net assets                             1.59%(d)
Portfolio turnover(b)                                                 17%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights



                                           Fifth Third Ohio Municipal Bond Fund
                                                      Class A Shares

                                        Six Months
                                           Ended                  Year Ended July 31,
                                        January 31,  ---------------------------------------------
                                          2002(c)      2001     2000     1999     1998      1997
                                        -----------  -------  -------  -------  --------  --------
                                        (Unaudited)
Per Share Data
Net asset value, beginning of period      $ 10.28    $  9.89  $ 10.02  $ 10.29  $  10.31  $  10.01
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.19       0.39     0.39     0.46      0.42      0.43
  Net realized and unrealized gains/
   (losses) from investments                 0.01       0.39    (0.11)   (0.29)     0.02      0.30
---------------------------------------------------------------------------------------------------
  Total from investment operations           0.20       0.78     0.28     0.17      0.44      0.73
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                     (0.19)     (0.39)   (0.39)   (0.38)    (0.42)    (0.43)
  Net realized gain on investments             --         --    (0.02)   (0.06)    (0.04)       --
---------------------------------------------------------------------------------------------------
  Total distributions                       (0.19)     (0.39)   (0.41)   (0.44)    (0.46)    (0.43)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 10.29    $ 10.28  $  9.89  $ 10.02  $  10.29  $  10.31
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Total return (excludes sales charge)         1.91%++    8.04%    2.85%    1.63%     4.38%     7.49%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)       $15,498    $14,516  $13,257  $22,008  $188,966  $168,800
Ratio of expenses to average net assets      1.04%+     1.01%    1.01%    1.00%     0.74%     0.75%
Ratio of net investment income/(loss)
 to average net assets                       3.74%+     3.83%    3.88%    3.68%     4.09%     4.27%
Ratio of expense to average net
 assets(a)                                   1.07%      1.07%    1.05%    1.21%     1.17%     1.12%
Portfolio turnover(b)                          15%        26%      26%      47%       42%       49%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

+   Annualized.
++   Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the Ohio Municipal Bond Fund, Class A Shares, was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00) and increase the ratio of net investment income to average net assets from 3.72% to 3.74%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

                Financial Highlights


                                                      Fifth Third Ohio
                                                      Municipal Bond Fund
                                                      Class B Shares

                                                             Six Months Ended   Period Ended
                                                            January 31, 2002** July 31, 2001*
                                                            ------------------ --------------
                                                               (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.10           $ 9.90
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.15             0.30
  Net realized and unrealized gains from investments                0.01             0.20
---------------------------------------------------------------------------------------------
  Total from investment operations                                  0.16             0.50
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.15)           (0.30)
---------------------------------------------------------------------------------------------
  Total distributions                                              (0.15)           (0.30)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.11           $10.10
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total return (excludes sales charge)                                1.59%(a)         5.17%(a)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                               $2,107           $  898
Ratio of expenses to average net assets                             1.80%(b)         1.78%(b)
Ratio of net investment income/(loss) to average net assets         2.92%(b)         2.99%(b)
Ratio of expense to average net assets(c)                           1.83%(b)         1.84%(b)
Portfolio turnover(d)                                                 15%              26%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
** As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the Ohio Municipal Bond Fund, Class B Shares, was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00) and increase the ratio of net investment income to average net assets from 2.90% to 2.92%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                Financial Highlights


                                           Fifth Third Ohio Municipal Bond Fund
                                                                 Class C Shares

                                                     Six Months
                                                        Ended              Year Ended July 31,
                                                     January 31, --------------------------------------
                                                       2002(c)    2001    2000    1999    1998    1997
                                                     ----------- ------  ------  ------  ------  ------
                                                     (Unaudited)
Per Share Data
Net asset value, beginning of period                   $10.25    $ 9.87  $10.01  $10.28  $10.31  $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.15      0.33    0.34    0.33    0.35    0.36
  Net realized and unrealized gains/(losses) from
   investments                                           0.01      0.38   (0.12)  (0.21)   0.01    0.31
--------------------------------------------------------------------------------------------------------
  Total from investment operations                       0.16      0.71    0.22    0.12    0.36    0.67
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                 (0.15)    (0.33)  (0.34)  (0.33)  (0.35)  (0.36)
  Net realized gain on investments                         --        --   (0.02)  (0.06)  (0.04)     --
--------------------------------------------------------------------------------------------------------
  Total distributions                                   (0.15)    (0.33)  (0.36)  (0.39)  (0.39)  (0.36)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.26    $10.25  $ 9.87  $10.01  $10.28  $10.31
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                     1.55%++   7.31%   2.25%   1.13%   3.56%   6.84%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                    $2,122    $1,516  $  990  $1,071  $  584  $  248
Ratio of expenses to average net assets                  1.79%+    1.72%   1.52%   1.55%   1.49%   1.50%
Ratio of net investment income/(loss) to average net
 assets                                                  2.98%+    3.12%   3.30%   3.05%   3.33%   3.51%
Ratio of expense to average net assets(a)                1.82%     1.89%   1.81%   1.93%   1.82%   1.77%
Portfolio turnover(b)                                      15%       26%     26%     47%     42%     49%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended January 31, 2002 for the Ohio Municipal Bond Fund, Class C Shares, was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00) and increase the ratio of net investment income to average net assets from 2.96% to 2.98%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

                Financial Highlights


                                                Fifth Third Municipal Bond Fund
                                                                 Class A Shares

                                     Six Months
                                        Ended                           Year Ended December 31,
                                     January 31,  Period Ended  ---------------------------------------
                                        2002        2001(c)      2000     1999    1998    1997    1996
                                     -----------  ------------  ------  ------   ------  ------  ------
                                     (Unaudited)
Per Share Data
Net asset value, beginning of period   $10.78        $10.71     $ 9.98  $10.77   $10.67  $10.29  $10.52
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.21          0.26       0.44    0.42     0.42    0.42    0.41
  Net realized and unrealized gains
   (losses) on investments and
   futures contracts                       --          0.11       0.73   (0.78)    0.15    0.42   (0.05)
--------------------------------------------------------------------------------------------------------
  Total from investment operations       0.21          0.37       1.17   (0.36)    0.57    0.84    0.36
--------------------------------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                 (0.21)        (0.25)     (0.44)  (0.42)   (0.42)  (0.43)  (0.43)
  Net realized gains on investments
   and futures contracts                (0.25)        (0.05)        --   (0.01)   (0.05)  (0.03)  (0.16)
--------------------------------------------------------------------------------------------------------
  Total dividends and distributions     (0.46)        (0.30)     (0.44)  (0.43)   (0.47)  (0.46)  (0.59)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net change in net asset value           (0.25)         0.07       0.73   (0.79)    0.10    0.38   (0.23)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net asset value, end of period         $10.53        $10.78     $10.71  $ 9.98   $10.77  $10.67  $10.29
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total return(a)                          1.97%(d)      3.58%(d)  11.97%  (3.40%)   5.43%   8.32%   3.53%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)      $1,469        $1,114     $1,479  $1,554   $1,938  $1,712  $  936
Ratio of expenses to average net
 assets                                  1.05%(e)      1.04%(e)   1.03%   1.07%    1.06%   1.04%   1.07%
Ratio of net investment income/
 (loss) to average net assets            3.77%(e)      3.98%(e)   4.36%   4.05%    3.91%   4.05%   4.14%
Ratio of expenses to average net
 assets*                                 1.11%(e)      1.06%(e)   1.04%   1.08%    1.07%   1.05%   1.07%
Portfolio turnover(b)                      43%           89%       119%    109%      53%     16%     40%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Calculation does not include sales charge. Prior to October 29, 2001, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00) and increase the ratio of net investment income to average net assets from 3.97% to 3.98%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Not Annualized.
(e) Annualized.

                Financial Highlights


                                                          Fifth Third Municipal
                                                          Bond Fund
                                                          Class B Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.87
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.09
  Net realized and unrealized gains (losses) on investments        (0.14)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.05)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.09)
  Net realized gains on Investments                                (0.25)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.34)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $10.48
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (0.43%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $  121
Ratio of expenses to average net assets                             1.81%(d)
Ratio of net investment income/(loss) to average net assets         3.09%(d)
Ratio of expenses to average net assets                             1.91%(d)
Portfolio turnover(b)                                                 43%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                       Fifth Third Michigan Municipal Bond Fund
                                                   Class C Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.87
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.09
  Net realized and unrealized gains (losses) on investments        (0.13)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.04)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.09)
  Net realized gains on investments                                (0.25)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.34)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $10.49
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (0.36%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $  107
Ratio of expenses to average net assets                             1.81%(d)
Ratio of net investment income/(loss) to average net assets         3.09%(d)
Ratio of expenses to average net assets                             1.91%(d)
Portfolio turnover(b)                                                 43%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                                          Fifth Third Bond Fund
                                                                Class A Shares

                                              Six Months
                                                 Ended       Period             Year Ended December 31,
                                              January 31,     Ended    -----------------------------------------
                                                 2002        2001(c)    2000     1999      1998    1997    1996
                                              -----------   -------    ------  -------   -------  ------  ------
                                              (Unaudited)
Per Share Data
Net asset value, beginning of period            $  9.95     $ 9.71     $ 9.25  $ 10.32   $ 10.29  $10.16  $10.82
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.33       0.27       0.59     0.58      0.62    0.63    0.66
  Net realized and unrealized gains (losses)
   on investments                                 (0.20)      0.30       0.46    (1.06)     0.28    0.35   (0.56)
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                 0.13       0.57       1.05    (0.48)     0.90    0.98    0.10
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                           (0.27)     (0.33)     (0.59)   (0.58)    (0.63)  (0.65)  (0.64)
  Net realized gains on investments                  --         --         --    (0.01)    (0.24)  (0.20)  (0.03)
-----------------------------------------------------------------------------------------------------------------
  Total dividends and distributions               (0.27)     (0.33)     (0.59)   (0.59)    (0.87)  (0.85)  (0.76)
-----------------------------------------------------------------------------------------------------------------
  Net change in net asset value                   (0.14)      0.24       0.46    (1.07)     0.03    0.13   (0.66)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.81     $ 9.95     $ 9.71  $  9.25   $ 10.32  $10.29  $10.16
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total return(a)                                    1.28%(d)   6.05%(d)  11.65%   (4.76%)    9.04%  10.19%   1.16%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)               $19,463     $6,190     $6,663  $10,614   $10,629  $5,611  $2,722
Ratio of expenses to average net assets            1.07%(e)   1.08%(e)   1.07%    1.08%     1.08%   1.07%   1.08%
Ratio of net investment income/(loss)
 to average net assets                             4.44%(e)   4.61%(e)   6.27%    5.99%     5.97%   6.38%   6.31%
Ratio of expenses to average net assets*           1.13%(e)   1.09%(e)   1.07%    1.09%     1.09%   1.08%   1.08%
  Portfolio turnover(b)                             106%       131%       135%      90%      108%     84%    102%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Calculation does not include sales charge. Prior to October 29, 2001, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to decrease net investment income per share by ($0.02), increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.95% to 4.61%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Not Annualized.
(e) Annualized.

                Financial Highlights


                                                          Fifth Third Bond Fund
                                                                Class B Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.13
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.12
  Net realized and unrealized gains (losses) on investments        (0.31)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.19)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.12)
  Net realized gains on Investments                                   --
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.12)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.82
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                     1.92%(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $5,053
Ratio of expenses to average net assets                             1.80%(d)
Ratio of net investment income/(loss) to average net assets         3.55%(d)
Ratio of expenses to average net assets                             1.89%(d)
Portfolio turnover(b)                                                106%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                                          Fifth Third Bond Fund
                                                                 Class C Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.13
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.12
  Net realized and unrealized gains (losses) on investments        (0.31)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.19)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.12)
  Net realized gains on investments                                   --
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.12)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.82
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (1.92%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $1,411
Ratio of expenses to average net assets                             1.80%(d)
Ratio of net investment income/(loss) to average net assets         3.55%(d)
Ratio of expenses to average net assets                             1.89%(d)
Portfolio turnover(b)                                                106%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                   Fifth Third Intermediate Municipal Bond Fund
                                                 Class A Shares

                                                 Six Months
                                                    Ended      Period            Year Ended December 31,
                                                 January 31,    Ended    ---------------------------------------
                                                    2002       2001(c)    2000     1999    1998    1997    1996
                                                 -----------  -------    ------  ------   ------  ------  ------
                                                 (Unaudited)
Per Share Data
Net asset value, beginning of period               $10.78     $10.63     $10.20  $10.76   $10.68  $10.42  $10.52
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.17       0.25       0.44    0.43     0.42    0.43    0.42
  Net realized and unrealized gains (losses) on
   investments and futures contracts                 0.06       0.16       0.43   (0.56)    0.11    0.26   (0.09)
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                   0.23       0.41       0.87   (0.13)    0.53    0.69    0.33
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income                             (0.18)     (0.24)     (0.44)  (0.42)   (0.42)  (0.43)  (0.43)
  Net realized gains on investments and
   futures contracts                                (0.24)     (0.02)        --   (0.01)   (0.03)     --      --
-----------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                 (0.42)     (0.26)     (0.44)  (0.43)   (0.45)  (0.43)  (0.43)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net change in net asset value                       (0.19)      0.15       0.43   (0.56)    0.08    0.26   (0.10)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.59     $10.78     $10.63  $10.20   $10.76  $10.68  $10.42
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total return(a)                                      2.18%(d)   3.91%(d)   8.72%  (1.27%)   5.09%   6.80%   3.17%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                  $4,851     $5,204     $2,989  $3,745   $4,038  $3,534  $3,368
Ratio of expenses to average net assets              0.99%(e)   0.99%(e)   0.97%   0.98%    0.98%   0.97%   0.98%
Ratio of net investment income/(loss) to
 average net assets                                  3.42%(e)   3.96%(e)   4.18%   3.97%    3.97%   4.06%   4.09%
Ratio of expenses to average net assets*             1.00%(e)   0.98%(e)   0.99%   0.99%    0.98%   0.98%
Portfolio turnover(b)                                  30%        36%        59%     63%      40%     23%     35%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Calculation does not include sales charge. Prior to October 29, 2001, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to increase net investment income per share by $0.00, decrease net realized and unrealized gains and losses per share by $(0.00) and increase the ratio of net investment income to average net assets from 3.92% to 3.96%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Not Annualized.
(e) Annualized.

                Financial Highlights


                                   Fifth Third Intermediate Municipal Bond Fund
                                                 Class B Shares

                                                                Period Ended
                                                              January 31, 2002*
                                                              -----------------
                                                                 (Unaudited)
 Per Share Data
 Net asset value, beginning of period                              $10.67
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income/(loss)                                      0.07
   Net realized and unrealized gains (losses) on investments        (0.08)
 ------------------------------------------------------------------------------
   Total from investment operations                                 (0.01)
 ------------------------------------------------------------------------------
 Distributions to shareholders from:
   Net investment income                                            (0.07)
   Net realized gains on investments                                   --
 ------------------------------------------------------------------------------
   Total dividends and distributions                                (0.07)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Net asset value, end of period                                    $10.59
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Total return(a)                                                    (0.07%)(c)
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (000's)                                 $   16
 Ratio of expenses to average net assets                             1.75%(d)
 Ratio of net investment income/(loss) to average net assets         2.58%(d)
 Ratio of expenses to average net assets                             1.85%(d)
 Portfolio turnover(b)                                                 30%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                   Fifth Third Intermediate Municipal Bond Fund
                                                                 Class C Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.67
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.07
  Net realized and unrealized gains (losses) on investments        (0.08)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.01)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.07)
  Net realized gains on investments                                   --
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.07)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $10.59
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (0.09%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $   73
Ratio of expenses to average net assets                             1.74%(d)
Ratio of net investment income/(loss) to average net assets         2.56%(d)
Ratio of expenses to average net assets                             1.83%(d)
Portfolio turnover(b)                                                 30%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                             Fifth Third Intermediate Bond Fund
                                                       Class A Shares

                                         Six Months
                                            Ended       Period             Year Ended December 31,
                                         January 31,     Ended    -----------------------------------------
                                            2002        2001(c)    2000     1999      1998    1997    1996
                                         -----------   -------    ------  -------   -------  ------  ------
                                         (Unaudited)
Per Share Data
Net asset value, beginning of period       $  9.93     $ 9.68     $ 9.40  $ 10.08   $  9.93  $ 9.78  $10.14
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.33       0.25       0.57     0.54      0.54    0.57    0.58
  Net realized and unrealized gains
   (losses) on investments                   (0.12)      0.32       0.28    (0.68)     0.16    0.15   (0.32)
------------------------------------------------------------------------------------------------------------
  Total from investment operations            0.21       0.57       0.85    (0.14)     0.70    0.72    0.26
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income                      (0.25)     (0.32)     (0.57)   (0.54)    (0.55)  (0.57)  (0.62)
  Net realized gains on investments             --         --         --       --        --      --      --
------------------------------------------------------------------------------------------------------------
  Total dividends and distributions          (0.25)     (0.32)     (0.57)   (0.54)    (0.55)  (0.57)  (0.62)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net change in net asset value                (0.04)      0.25       0.28    (0.68)     0.15    0.15   (0.36)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  9.89     $ 9.93     $ 9.68  $  9.40   $ 10.08  $ 9.93  $ 9.78
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total return(a)                               2.11%(d)   5.98%(d)   9.44%   (1.36%)    7.26%   7.62%   2.76%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)          $31,328     $8,467     $9,130  $11,537   $12,313  $6,972  $7,327
Ratio of expenses to average net assets       1.03%(e)   1.03%(e)   1.01%    1.02%     1.01%   1.00%   1.02%
Ratio of net investment income/(loss)
 to average net assets                        4.27%(e)   4.26%(e)   6.04%    5.58%     5.51%   5.79%   5.92%
Ratio of expenses to average net assets*      1.06%(e)   1.03%(e)   1.02%    1.03%     1.02%   1.01%   1.03%
  Portfolio turnover(b)                        110%       141%       168%      84%      106%    114%    135%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Calculation does not include sales charge. Effective May 1, 1997, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to decrease net investment income per share by ($0.03) increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 4.70% to 4.26%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Not Annualized.
(e) Annualized.

                Financial Highlights


                                             Fifth Third Intermediate Bond Fund
                                                       Class B Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.11
  Net realized and unrealized gains (losses) on investments        (0.23)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.12)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.11)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.11)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.85
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                    (1.21%)(c)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $  445
Ratio of expenses to average net assets                             1.78%(d)
Ratio of net investment income/(loss) to average net assets         3.36%(d)
Ratio of expenses to average net assets                             1.84%(d)
Portfolio turnover(b)                                                110%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights



                                             Fifth Third Intermediate Bond Fund
                                                                 Class C Shares

                                                               Period Ended
                                                             January 31, 2002*
                                                             -----------------
                                                                (Unaudited)
Per Share Data
Net asset value, beginning of period                              $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                                      0.10
  Net realized and unrealized gains (losses) on investments        (0.21)
------------------------------------------------------------------------------
  Total from investment operations                                 (0.11)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                            (0.10)
------------------------------------------------------------------------------
  Total dividends and distributions                                (0.10)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.87
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return(a)                                                     1.06%(c)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)                                 $  423
Ratio of expenses to average net assets                             1.77%(d)
Ratio of net investment income/(loss) to average net assets         3.46%(d)
Ratio of expenses to average net assets                             1.81%(d)
Portfolio turnover(b)                                                110%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects period of operations from October 29, 2001 (date of commencement of operations) to January 31, 2002.
(a) Calculation does not include sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Not Annualized.
(d) Annualized.

                Financial Highlights


                                               Fifth Third Short Term Bond Fund
                                                         Class A Shares

                                              Six Months
                                                 Ended       Period           Year Ended December 31,
                                              January 31,    Ended    --------------------------------------
                                                 2002        2001*     2000    1999    1998    1997    1996
                                              -----------  ------     ------  ------  ------  ------  ------
                                              (Unaudited)
Per Share Data
Net asset value, beginning of period            $ 9.82     $ 9.65     $ 9.47  $ 9.76  $ 9.74  $ 9.74  $ 9.95
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.24       0.23       0.56    0.52    0.55    0.57    0.59
  Net realized and unrealized gains (losses)
   on Investments                                 0.01       0.25       0.18   (0.30)   0.02    0.02   (0.20)
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                0.25       0.48       0.74    0.22    0.57    0.59    0.39
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  Net investment income                          (0.24)     (0.31)     (0.56)  (0.51)  (0.55)  (0.59)  (0.60)
  Net realized gains on investments                 --         --         --      --      --      --      --
-------------------------------------------------------------------------------------------------------------
  Total dividends and distributions              (0.24)     (0.31)     (0.56)  (0.51)  (0.55)  (0.59)  (0.60)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net change in net asset value                     0.01       0.17       0.18   (0.29)   0.02      --   (0.21)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.83     $ 9.82     $ 9.65  $ 9.47  $ 9.76  $ 9.74  $ 9.74
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total return(a)                                   2.59%(d)   5.20%(d)   7.96%   2.35%   6.00%   6.26%   4.06%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000's)               $4,894     $3,340     $3,505  $4,573  $6,126  $7,433  $1,667
Ratio of expenses to average net assets           0.90%(e)   0.89%(e)   0.88%   0.90%   0.91%   0.88%   0.85%
Ratio of net investment income/(loss) to
 average net assets                               4.16%(e)   4.22%(e)   5.88%   5.40%   5.60%   5.75%   6.02%
Ratio of expenses to average net assets*          0.91%(e)   1.00%(e)   0.99%   1.02%   1.02%   0.99%   0.96%
Portfolio turnover(b)                               50%        56%        73%     60%     72%     89%     32%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
(a) Calculation does not include sales charge. Effective May 1, 1997, the Class A Shares were not assessed a sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31. As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Fund was to decrease net investment income per share by ($0.02), increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets from 4.67% to 4.22%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(d) Not Annualized.
(e) Annualized.

                Financial Highlights



                                          Fifth Third U.S. Government Bond Fund
                                                                 Class A Shares

                                                     Six Months
                                                        Ended               Year Ended July 31,
                                                     January 31, ----------------------------------------
                                                       2002(c)    2001    2000    1999     1998     1997
                                                     ----------- ------  ------  ------  -------  -------
                                                     (Unaudited)
Per Share Data
Net asset value, beginning of period                   $10.06    $ 9.55  $ 9.64  $ 9.82  $  9.75  $  9.55
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.21      0.50    0.48    0.55     0.52     0.54
  Net realized and unrealized gains/ (losses) from
   investments                                           0.08      0.51   (0.09)  (0.26)    0.07     0.19
----------------------------------------------------------------------------------------------------------
  Total from investment operations                       0.29      1.01    0.39    0.29     0.59     0.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                 (0.21)    (0.50)  (0.48)  (0.47)   (0.52)   (0.53)
  Total distributions                                   (0.21)    (0.50)  (0.48)  (0.47)   (0.52)   (0.53)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.14    $10.06  $ 9.55  $ 9.64  $  9.82  $  9.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                     2.92%++  10.76%   4.20%   2.89%    6.17%    7.83%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                    $7,175    $4,076  $2,818  $5,192  $41,550  $42,414
Ratio of expenses to average net assets:
Ratio of net investment income/(loss) to average net
 assets                                                  3.95%+    4.93%   4.95%   4.62%    5.30%    5.56%
Ratio of expense to average net assets(a)                1.24%+    1.24%   1.19%   1.28%    1.28%    1.25%
Portfolio turnover(b)                                      70%       77%     46%     93%     155%     169%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

+   Annualized.
++   Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended January 31, 2002 for the U.S. Government Bond Fund, Class A Shares, was to decrease net investment income per share by ($0.00), increase net realized and unrealized gains and losses per share by $0.00, and decrease the ratio of net investment income to average net assets from 3.89% to 3.95%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.

                Financial Highlights


                                          Fifth Third U.S. Government Bond Fund
                                                     Class C Shares

                                                               Six Months
                                                                  Ended              Year Ended July 31,
                                                               January 31, --------------------------------------
                                                                 2002(c)    2001    2000    1999    1998    1997
                                                               ----------- ------  ------  ------  ------  ------
                                                               (Unaudited)
Per Share Data
Net asset value, beginning of period                             $10.01    $ 9.52  $ 9.61  $ 9.80  $ 9.75  $ 9.56
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.18      0.44    0.43    0.41    0.46    0.46
  Net realized and unrealized gains (losses) from investments      0.06      0.49   (0.09)  (0.18)   0.04    0.19
------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                 0.24      0.93    0.34    0.23    0.50    0.65
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                           (0.18)    (0.44)  (0.43)  (0.42)  (0.45)  (0.46)
------------------------------------------------------------------------------------------------------------------
  Total distributions                                             (0.18)    (0.44)  (0.43)  (0.42)  (0.45)  (0.46)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $10.07    $10.01  $ 9.52  $ 9.61  $ 9.80  $ 9.75
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total return (excludes sales charge)                               2.41%++   9.98%   3.65%   2.31%   5.19%   6.92%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $1,848    $  531  $  198  $  431  $  118  $   75
Ratio of expenses to average net assets                            1.80%++   1.71%   1.48%   1.40%   1.50%   1.50%
Ratio of net investment income/(loss) to average net assets        3.01%++   4.17%   4.41%   4.20%   4.56%   4.82%
Ratio of expense to average net assets (a)                         1.99%++   2.05%   1.92%   1.94%   1.93%   1.90%
Portfolio turnover(b)                                                70%       77%     46%     93%    155%    169%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

+   Annualized.
++   Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary reductions.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended January 31, 2002 for the U.S. Government Bond Fund, Class C Shares, was to decrease net investment income per share by ($0.00), increase net realized and unrealized gains and losses per share by $0.00, and decrease the ratio of net investment income to average net assets from 2.97% to 3.01%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.

                Financial Highlights


                                            Fifth Third Prime Money Market Fund
                                                      Class A Shares

                                          Six Months
                                             Ended                  Year Ended July 31,
                                          January 31,  ---------------------------------------------
                                             2002        2001      2000      1999     1998     1997
                                          -----------  --------  --------  -------  -------  -------
                                          (Unaudited)
Per Share Data
Net asset value, beginning of period       $   1.00    $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.02        0.05      0.05     0.04     0.05     0.05
-----------------------------------------------------------------------------------------------------
  Total from investment operations             0.02        0.05      0.05     0.04     0.05     0.05
-----------------------------------------------------------------------------------------------------
Less distributions:
  Distributions to shareholders from:
  Net investment income                       (0.02)      (0.05)    (0.05)   (0.04)   (0.05)   (0.05)
-----------------------------------------------------------------------------------------------------
  Total distributions                         (0.02)      (0.05)    (0.05)   (0.04)   (0.05)   (0.05)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net asset value, end of period             $   1.00    $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total return                                   1.12%++     5.14%     5.27%    4.53%    5.25%    5.11%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)        $501,196    $356,091  $215,082  $75,024  $36,552  $33,438
Ratio of expenses to average net assets        0.78%+      0.78%     0.77%    0.75%    0.52%    0.52%
Ratio of net investment income/ (loss) to
 average net assets                            1.67%+      4.86%     5.29%    4.39%    5.13%    4.99%
Ratio of Expense to average net assets(a)      0.88%       0.88%     0.87%    0.88%    0.99%    0.96%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.

                Financial Highlights


                                            Fifth Third Prime Money Market Fund
                                                      Class B Shares

                                                            Six Months Ended  Period Ended
                                                            January 31, 2002 July 31, 2001*
                                                            ---------------- --------------
                                                              (Unaudited)
Per Share Data
Net asset value, beginning of period                             $ 1.00          $ 1.00
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.01            0.03
-------------------------------------------------------------------------------------------
  Total from investment operations                                 0.01            0.03
-------------------------------------------------------------------------------------------
Less distributions:
  Distributions to shareholders from net investment income        (0.01)          (0.03)
-------------------------------------------------------------------------------------------
  Total distributions                                             (0.01)          (0.03)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 1.00          $ 1.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total return                                                       0.73%(b)        3.10%(b)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)                              $1,794          $1,021
Ratio of expenses to average net assets                            1.57%(c)        1.53%(c)
Ratio of net investment income/(loss) to average net assets        0.90%(c)        3.63%(c)
Ratio of expense to average net assets(a)                          1.61%(c)        1.63%(c)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

* Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.
(b) Not Annualized.
(c) Annualized.

                Financial Highlights


                                       Fifth Third Government Money Market Fund
                                                  Class A Shares

                                          Six Months
                                             Ended                    Year Ended July 31,
                                          January 31,  ------------------------------------------------
                                             2002        2001      2000      1999      1998      1997
                                          -----------  --------  --------  --------  --------  --------
                                          (Unaudited)
Per Share Data
Net asset value, beginning of period       $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.01        0.05      0.05      0.04      0.05      0.05
--------------------------------------------------------------------------------------------------------
  Total from investment operations             0.01        0.05      0.05      0.04      0.05      0.05
--------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions to shareholders from net
   investment income                          (0.01)      (0.05)    (0.05)    (0.04)    (0.05)    (0.05)
--------------------------------------------------------------------------------------------------------
  Total distributions                         (0.01)      (0.05)    (0.05)    (0.04)    (0.05)    (0.05)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net asset value, end of period             $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total return                                   1.05%++    5.02 %    5.10 %    4.41 %    5.13 %    5.00 %
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)        $260,287    $248,064  $264,393  $381,105  $150,286  $110,543
Ratio of expenses to average net assets       0.81 %+     0.75 %    0.77 %    0.75 %    0.52 %    0.51 %
Ratio of net investment income/(loss) to
 average net costs                            1.03 %+     4.92 %    4.93 %    4.26 %    5.02 %    4.90 %
Ratio of expense to average net assets(a)     0.84 %+     0.85 %    0.89 %    0.92 %    0.99 %    0.95 %
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
(a) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.

                Financial Highlights


                               Fifth Third Michigan Municipal Money Market Fund
                                              Class A Shares

                                                     Six Months
                                                        Ended    Period           Year Ended December 31,
                                                     January 31,  Ended   --------------------------------------
                                                        2002     2001(a)   2000    1999    1998    1997    1996
                                                     ----------- -------  ------  ------  ------  ------  ------
                                                     (Unaudited)
Per Share Data
Net asset value, beginning of period                   $ 1.00    $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
-----------------------------------------------------------------------------------------------------------------
  Net investment income                                  0.01      0.02     0.04    0.03    0.03    0.03    0.03
  Less dividends from net investment income             (0.01)    (0.02)   (0.04)  (0.03)  (0.03)  (0.03)  (0.03)
-----------------------------------------------------------------------------------------------------------------
Net change in net asset value                              --        --       --      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 1.00    $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total return                                             0.73%+    1.57%+   3.70%   2.86%   3.06%   3.31%   3.11%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)                      $  192    $  215   $  160  $  658  $  346  $  289  $  782
Ratios/Supplemental Data
Ratio of expenses to average net assets                  0.76%+    0.79%+   0.54%   0.53%   0.54%   0.52%   0.54%
Ratio of net investment income/(loss) to average net
 assets                                                  1.45%+    2.67%+   3.44%   2.82%   3.02%   3.22%   3.06%
Ratio of expenses to average net assets*                 0.85%+    0.88%+   0.63%   0.63%   0.64%   0.63%   0.64%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

* During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
+   Not Annualized.
++   Annualized.
(a) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                Financial Highlights


                                        Fifth Third Municipal Money Market Fund
                                                    Class A Shares**

                                          Six Months                                         Year Ended
                                             Ended      Year Ended July 31, Period Ended    September 30,
                                          January 31,   ------------------    July 31,    ----------------
                                             2002         2001      2000       1999*        1998     1997
                                          -----------   -------   -------   ------------  -------  -------
                                          (Unaudited)
Per Share Data
Net asset value, beginning of period        $  1.00     $  1.00   $  1.00     $  1.00     $  1.00  $  1.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.01        0.03      0.03        0.03        0.03     0.03
  Total from investment operations             0.01        0.03      0.03        0.03        0.03     0.03
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions to shareholders from net
   investment income                          (0.01)      (0.03)    (0.03)      (0.03)      (0.03)   (0.03)
-----------------------------------------------------------------------------------------------------------
  Total distributions                         (0.01)      (0.03)    (0.03)      (0.03)      (0.03)   (0.03)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  1.00     $  1.00   $  1.00     $  1.00     $  1.00  $  1.00
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total return                                   0.83%(a)   3.37 %    3.40 %       2.18%(a)   2.74 %   2.72 %
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's)         $46,475     $40,981   $29,693     $26,715     $44,494  $60,284
Ratio of expenses to average net assets        0.39%(b)   0.36 %    0.38 %       0.75%(b)   0.71 %   0.80 %
Ratio of net investment income/(loss) to
 average net costs                             1.63%(b)   3.26 %    3.33 %       2.60%(b)   2.88 %   2.79 %
Expense waiver/reimbursement(c)                0.84%(b)   0.99 %    1.08 %       1.19%(b)   0.71 %   0.80 %
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

* Reflects operations for the period from October 1, 1998 through July 31, 1999. The Fund changed its fiscal year end to July 31 from September 30.
** Information for the period from September 21, 1998 is for the Tax Exempt Money Market Fund, the predecessor fund of the Fifth Third Tax Exempt Money Market Fund.
(a) Not Annualized.
(b) Annualized.
(c) During various periods, certain fees were voluntarily reduced. The rates shown do not include these voluntary fee reductions.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Addresses
----------------------------------------------------------------------------------------

Fifth Third Funds                              Fifth Third Funds
Stock and Bond Mutual Funds                    3435 Stelzer Road
Asset Allocation Funds                         Columbus, Ohio 43219
Money Market Mutual Funds
Class A Shares
Class B Shares
----------------------------------------------------------------------------------------

Investment Advisor                             Fifth Third Asset Management Inc.
                                               38 Fountain Square Plaza
                                               Cincinnati, Ohio 45263
----------------------------------------------------------------------------------------

Investment Advisor                             Heartland Capital Management, Inc.
(Large Cap Opportunity Fund only)              251 North Illinois Street
                                               Suite 300
                                               Indianapolis, Indiana 46204
----------------------------------------------------------------------------------------

Sub-Advisor                                    Morgan Stanley Investment Management Inc.
(International Equity Fund only)               1221 Avenue of the Americas
                                               New York, New York 10020
----------------------------------------------------------------------------------------

Distributor                                    Fifth Third Funds Distributor, Inc.
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
----------------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend Disbursing
  Agent, and Administrator                     Fifth Third Bank
                                               38 Fountain Square Plaza
                                               Cincinnati, Ohio 45263
----------------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund Accountant      BISYS Fund Services Limited Partnership
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
----------------------------------------------------------------------------------------

Sub-Transfer Agent                             BISYS Fund Services Ohio, Inc.
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219
----------------------------------------------------------------------------------------

Independent Auditors                           PricewaterhouseCoopers LLP
                                               100 East Broad Street
                                               21st Floor
                                               Columbus, Ohio 43215
----------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

 You can get free copies of annual and semi-annual reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

                               Fifth Third Funds
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                           Telephone: 1-800-282-5706
                         Internet: http://www.53.com*
              *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:
.. For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.
.. At no charge from the Commission's Website at http://www.sec.gov.

[LOGO] Fifth Third Funds

ABC-ALL-02 (08/02)  Investment Company Act file no. 811-5669.

                                FIFTH THIRD FUNDS
                        (formerly Fountain Square Funds)

                  Combined Statement of Additional Information
                                 August 1, 2002

This Combined Statement of Additional Information (the "SAI") relates to the Prospectuses of the following portfolios (the "Funds") of Fifth Third Funds (the "Trust") dated August 1, 2002:

     Fifth Third Quality Growth Fund
     Fifth Third Disciplined Large Cap Value Fund
     Fifth Third Large Cap Opportunity Fund
     Fifth Third Balanced Fund
     Fifth Third Mid Cap Growth Fund
     Fifth Third International Equity Fund
     Fifth Third Intermediate Bond Fund
     Fifth Third Bond Fund
     Fifth Third U.S. Government Bond Fund
     Fifth Third Intermediate Municipal Bond Fund
     Fifth Third Ohio Municipal Bond Fund
     Fifth Third Technology Fund
     Fifth Third Government Money Market Fund
     Fifth Third Prime Money Market Fund
     Fifth Third Municipal Money Market Fund
     Fifth Third Ohio Tax Exempt Money Market Fund
     Fifth Third U.S. Treasury Money Market Fund
     Fifth Third Multi Cap Value Fund
     Fifth Third Micro Cap Value Fund
     Fifth Third Strategic Income Fund
     Fifth Third Worldwide Fund
     Fifth Third LifeModel Conservative Fund(SM)
     Fifth Third LifeModel Moderately Conservative Fund(SM)
     Fifth Third LifeModel Moderate Fund(SM)
     Fifth Third LifeModel Moderately Aggressive Fund(SM)
     Fifth Third LifeModel Aggressive Fund(SM)
     Fifth Third Institutional Government Money Market Fund
     Fifth Third Institutional Money Market Fund
     Fifth Third Michigan Municipal Money Market Fund
     Fifth Third International GDP Fund
     Fifth Third Small Cap Growth Fund
     Fifth Third Equity Index Fund
     Fifth Third Large Cap Core Fund
     Fifth Third Short Term Bond Fund
     Fifth Third Michigan Municipal Bond Fund
     Fifth Third Municipal Bond Fund

This Statement of Additional Information is incorporated in its entirety into the Prospectuses. This SAI should be read with the Prospectuses of the Funds.

To receive a copy of any Prospectus, you may write the Trust or call toll-free
(800) 282-5706. This SAI is not a prospectus.

                                Fifth Third Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
GENERAL INFORMATION ABOUT THE TRUST................................................................     1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS....................................................     4
     Investment Objectives.........................................................................     4
     Investment Limitations........................................................................     4
     Additional Non-Fundamental Policies for the Funds Requiring Shareholder Notice................     7
ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES..........................    11
     Types of Investments..........................................................................    11
     Portfolio Turnover............................................................................    23
     Investment Risks (Michigan Municipal Money Market Fund and Michigan Municipal Bond Fund)......    24
     Investment Risks (Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market Fund).............    25
FIFTH THIRD FUNDS MANAGEMENT.......................................................................    27
     Trustee Liability.............................................................................    52
     Codes of Ethics...............................................................................    52
INVESTMENT ADVISORY SERVICES.......................................................................    52
     Investment Advisors to the Trust..............................................................    52
     Advisory Fees.................................................................................    54
     Administrative Services.......................................................................    56
     Custody of Fund Assets........................................................................    58
     Transfer Agent and Dividend Disbursing Agent..................................................    59
     Legal Counsel.................................................................................    59
BROKERAGE TRANSACTIONS.............................................................................    60
PURCHASING SHARES..................................................................................    62
     Distribution Plan and Administrative Services Agreement.......................................    62
     Purchases with Proceeds from Redemptions of Unaffiliated Mutual Fund Shares...................    62
     Conversion of Class B Shares to Class A Shares................................................    63
     Conversion to Federal Funds...................................................................    63
     Exchanging Securities for Fund Shares.........................................................    63
     Payments to Dealers...........................................................................    64
REDEEMING SHARES...................................................................................    64
     Redemption in Kind............................................................................    65
     Postponement of Redemptions...................................................................    65
DETERMINING NET ASSET VALUE........................................................................    65
     Determining Market Value of Securities........................................................    65
     Valuing Municipal Bonds.......................................................................    66
     Use of Amortized Cost.........................................................................    66
     Monitoring Procedures.........................................................................    66
     Investment Restrictions.......................................................................    66
     Trading in Foreign Securities.................................................................    67
TAX STATUS.........................................................................................    67
     Qualification as a Regulated Investment Company...............................................    67
     Distributions.................................................................................    68
     Exempt-Interest Dividends.....................................................................    68
     Municipal Bond, Municipal Money Market, and Tax-Exempt Funds..................................    69
     Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions.......    69
     Selling Shares................................................................................    70
     Hedging.......................................................................................    70
     Discount Securities...........................................................................    70
     Backup Witholding.............................................................................    70
PERFORMANCE INFORMATION............................................................................    71
     Tax-Equivalent Yield..........................................................................    75
PERFORMANCE COMPARISONS............................................................................    75
FINANCIAL STATEMENTS...............................................................................    79
APPENDIX...........................................................................................    80

                       GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988.

The Trust's Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series. This prospectus relates to the following funds (collectively, the "Funds"):

          The "Equity Funds":

          Fifth Third Quality Growth Fund
          Fifth Third Disciplined Large Cap Value Fund
          Fifth Third Large Cap Opportunity Fund
          Fifth Third Balanced Fund
          Fifth Third Mid Cap Growth Fund
          Fifth Third Technology Fund
          Fifth Third International Equity Fund
          Fifth Third Multi Cap Value Fund
          Fifth Third Micro Cap Value Fund
          Fifth Third Strategic Income Fund
          Fifth Third Worldwide Fund
          Fifth Third International GDP Fund
          Fifth Third Small Cap Growth Fund
          Fifth Third Equity Index Fund
          Fifth Third Large Cap Core Fund

          The "Asset Allocation Funds":

          Fifth Third LifeModel Conservative Fund(SM)
          Fifth Third LifeModel Moderately Conservative Fund(SM)
          Fifth Third LifeModel Moderate Fund(SM)
          Fifth Third LifeModel Moderately Aggressive Fund(SM)
          Fifth Third LifeModel Aggressive Fund(SM)

          The "Bond Funds":

          Fifth Third Bond Fund
          Fifth Third Short Term Bond Fund
          Fifth Third Intermediate Bond Fund
          Fifth Third U.S. Government Bond Fund

          The "Municipal Bond Funds":

          Fifth Third Municipal Bond Fund
          Fifth Third Intermediate Municipal Bond Fund
          Fifth Third Michigan Municipal Bond Fund
          Fifth Third Ohio Municipal Bond Fund

          The "Money Market Funds":

          Fifth Third Government Money Market Fund
          Fifth Third Prime Money Market Fund
          Fifth Third Municipal Money Market Fund
          Fifth Third U.S. Treasury Money Market Fund
          Fifth Third Institutional Money Market Fund
          Fifth Third Institutional Government Money Market Fund
          Fifth Third Michigan Municipal Money Market Fund
          Fifth Third Ohio Tax Exempt Money Market Fund

     Currently, the Trust offers shares of the following Funds and shares of the following classes of each Fund:

                            Funds                        Institutional   Advisor   Service   Class A   Class B   Class C
                            -----                        -------------   -------   -------   -------   -------   -------
Fifth Third Quality Growth Fund
("Quality Growth Fund")                                        X            X                   X         X         X

Fifth Third Disciplined Large Cap Value Fund
("Disciplined Large Cap Value Fund")                           X                                X         X         X

Fifth Third Large Cap Opportunity Fund
("Large Cap Opportunity Fund")                                 X                                X         X         X

Fifth Third Balanced Fund
("Balanced Fund")                                              X            X                   X         X         X

Fifth Third Mid Cap Growth Fund
("Mid Cap Growth Fund")                                        X            X                   X         X         X

Fifth Third International Equity
Fund ("International Equity Fund")                             X                                X         X         X

Fifth Third Intermediate Bond Fund
("Intermediate Bond Fund")                                     X                                X         X         X

Fifth Third Bond Fund
("Bond Fund")                                                  X            X                   X         X         X

Fifth Third U.S. Government Bond Fund
 ("Government Bond Fund")                                      X                                X                   X

Fifth Third Intermediate Municipal Bond Fund
("Intermediate Municipal Bond Fund")                           X                                X         X         X

Fifth Third Ohio Municipal Bond Fund
("Ohio Municipal Bond Fund")                                   X                                X         X         X

Fifth Third Technology Fund
("Technology Fund")                                            X            X                   X         X         X

Fifth Third Government Money Market Fund
("Government Money Market Fund")                               X                                X

Fifth Third Prime Money Market Fund
("Prime Money Market Fund")                                    X            X                   X         X         X

Fifth Third Municipal Money Market Fund
("Municipal Money Market Fund")                                X                                X

Fifth Third Ohio Tax Exempt Money Market Fund
("Ohio Tax Exempt Money Market Fund")                         *X*                               X*

Fifth Third U.S. Treasury Money Market Fund
("U.S. Treasury Money Market Fund")                            X                      X

Fifth Third Multi Cap Value Fund
("Multi Cap Value Fund")                                       X            X                   X         X         X

Fifth Third Micro Cap Value Fund
("Micro Cap Value Fund")                                       X            X                   X         X         X

Fifth Third Strategic Income Fund
("Strategic Income Fund")                                      X            X                                       X

Fifth Third Worldwide Fund
("Worldwide Fund")                                             X            X                                       X

Fifth Third Institutional Government Money Market
Fund ("Institutional Government Money Market Fund")            X                      X

Fifth Third Institutional Money Market Fund
("Institutional Money Market Fund")                            X                      X

Fifth Third Michigan Municipal Money Market
Fund ("Michigan Municipal Money Market Fund")                  X                                X

                            Funds                        Institutional   Advisor   Service   Class A   Class B   Class C
                            -----                        -------------   -------   -------   -------   -------   -------
Fifth Third International GDP Fund
("International GDP Fund")                                     X                                X         X         X
/]/
Fifth Third Small Cap Growth Fund
("Small Cap Growth Fund")                                      X            X                   X         X         X

Fifth Third Equity Index Fund
("Equity Index Fund")                                          X            X                   X         X         X

Fifth Third Large Cap Core Fund
("Large Cap Core Fund")                                        X                                X         X         X

Fifth Third Short Term Bond Fund
("Short Term Bond Fund")                                       X                                X         X*        X*

Fifth Third Michigan Municipal Bond Fund
("Michigan Municipal Bond Fund")                               X                                X         X         X

Fifth Third Municipal Bond Fund
("Municipal Bond Fund")                                        X            X                   X         X         X

Fifth Third LifeModel Conservative Fund(SM)
("LifeModel Conservative Fund(SM)")                            X            X*        X*        X         X         X

Fifth Third LifeModel Moderately Conservative Fund(SM)
("LifeModel Moderately Conservative Fund(SM)")                 X            X*        X*        X         X         X

Fifth Third LifeModel Moderate Fund(SM)
("LifeModel Moderate Fund(SM)")                                X            X*        X*        X         X         X

Fifth Third LifeModel Moderately Aggressive Fund(SM)
("LifeModel Moderately Aggressive Fund(SM)")                   X            X*        X*        X         X         X

Fifth Third LifeModel Aggressive Fund(SM)
("LifeModel Aggressive Fund(SM)")                              X            X*        X*        X         X         X

* These shares are currently not available to the public.

     Each Fund, each Fund of Funds and each of the underlying Funds, is an "open-end" management investment company, and other than the Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market Fund, is a "diversified" company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. A non-diversified Fund, such as the Ohio Municipal Bond Fund, is any Fund other than a diversified Fund and is not subject to the foregoing restriction.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fifth Third Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fifth Third Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Shares of the Fifth Third Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Advisor, Service, Class A, Class B, and Class C shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fifth Third Funds and filed with the Fifth Third Funds' custodian or by vote of the holders of two- thirds of the outstanding shares of the Fifth Third Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

     As used in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fifth Third Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fifth Third Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Fifth Third Funds or such Fund are represented in person or by proxy, or (b) more than 50% of the votes attributable to the outstanding shares of the Fifth Third Funds or such Fund.

     The Trustees are responsible for managing the business and affairs of the Trust. All Funds are advised by Fifth Third Asset Management Inc. (the "Advisor"), except for the Large Cap Opportunity Fund, which is advised by Heartland Capital Management, Inc. ("Heartland"). Fifth Third Asset Management Inc. and Heartland are wholly-owned subsidiaries of Fifth Third Bancorp. Morgan Stanley Investment Management Inc. (the "Subadvisor") serves as investment sub-advisor to the International Equity Fund.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The prospectuses state the investment objective of each Fund and discuss certain investment policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the prospectuses.

Investment Objectives

Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

Investment Limitations

Stock and Bond Funds

For purposes of this section, "Investment Limitations--Stock and Bond Funds, Funds of Funds" the term "Funds" shall mean the Equity Funds, the Funds of Funds, the Bond Funds and the Municipal Bond Funds but not the Money Market Funds.

Fundamental Limitations

Except as provided below, each Fund and each Fund of Funds has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's outstanding shares.

Issuing Senior Securities and Borrowing Money.

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that a Fund (with the exception of the Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) may enter into futures contracts, as applicable.

The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. None of the Funds will purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. Currently, none of the Funds intends to borrow money.

Selling Short and Buying on Margin.

None of the Funds will sell any securities short or purchase any securities on margin, but the Funds may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund (with the exception of the Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Pledging Assets.

The Funds will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, a Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and

(ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets.

Lending Cash or Securities.

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

Investing in Commodities.

None of the Funds will purchase or sell commodities or commodity contracts except to the extent that the Funds (with the exception of the Ohio Municipal Bond Fund, Government Bond Fund, Intermediate Municipal Bond Fund and Large Cap Opportunity Fund) may engage in transactions involving commodity futures contracts or options on commodity futures contracts.

Investing in Real Estate.

None of the Funds will purchase or sell real estate, including limited partnership interests, although each of the Funds (except for the Government Bond Fund) may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Diversification of Investments.

With respect to 75% of the value of their respective total assets, none of the Micro Cap Value Fund, Multi Cap Value Fund, Strategic Income Fund and Worldwide Fund will purchase securities issued by any one issuer (other than cash, cash items, securities of investment companies, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result (i) more than 5% of the value of its total assets would be invested in the securities of that issuer or (ii) the Funds described herein would hold more than 10% of the outstanding voting securities of any one issuer.

With respect to 75% of the value of their respective total assets, none of the Funds (with the exception of the Funds described in the preceding paragraph and the Ohio Municipal Bond Fund) will purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. None of the Funds (other than the Funds described in the preceding paragraph and the Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund) will acquire more than 10% of the outstanding voting securities of any one issuer.

Dealing in Puts and Calls.

The Large Cap Opportunity Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, and Worldwide Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

Concentration of Investments.

Each of the Quality Growth Fund, Large Cap Opportunity Fund, Balanced Fund, Mid Cap Growth Fund, Technology Fund, International Equity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, International GDP Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund will not invest 25% or more of the value of its total assets in any one industry, except that each of these Funds may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities. Regarding the Strategic Income Fund, underlying Funds are not themselves considered to be included in an industry for purposes of the preceding limitation.

The Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, and Michigan Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its respective total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, each of these Funds may invest as temporary investments more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements.

Underwriting.

None of the Funds will underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

Non-Fundamental Limitations

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

Investing in Illiquid Securities.

The Funds will not invest more than 15% of the value of their respective net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.

For the Strategic Income Fund and Worldwide Fund, shares of open-ended investment companies will be considered illiquid if the Strategic Income Fund or Worldwide Fund holds over 1% of the issuing investment company's total outstanding securities.

Investing in Securities of Other Investment Companies.

The Funds will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company. The Funds (except the Strategic Income Fund and Worldwide Fund) will invest no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

The Funds of Funds may invest all of their assets in investment companies.

Concentration of Investments

The Worldwide Fund will not invest more than 25% of its total assets in the securities of underlying funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry.

Underlying funds are not themselves considered to be included in an industry for purposes of the preceding limitation and will typically constitute over 25% of the Fund's total assets.

Strategic Income Fund

The Strategic Income Fund will not invest in the securities of underlying Funds which concentrate (i.e., invest more than 25% of their assets) in the same industry.

With respect to investments other than those in underlying funds ("non-investment company holdings"), the Strategic Income Fund will not invest 25% or more of the value of non-investment company holdings in any one industry except that the Fund may invest more than 25% of the value of non-investment company holdings in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

Investing in Put Options.

The International Equity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, and Worldwide Fund will not purchase put options on securities or futures contracts, unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Writing Covered Call Options.

The International Equity Fund and Worldwide Fund will not write call options on securities or futures contracts unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to a Fund's policy relating to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

The Ohio Municipal Bond Fund and Municipal Bond Fund do not expect to borrow money or pledge securities in excess of 5% of the value of their respective net assets during the coming fiscal year.

Additional Non-Fundamental Policies for the Funds Requiring Shareholder Notice

The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change. For purposes of the following policies, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Small Cap Growth Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of small cap companies.

The Mid Cap Growth Fund, under normal circumstances, invests at least 80% of its assets in equity securities of mid cap companies.

The Large Cap Core Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Technology Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of technology companies.

The Equity Index Fund, under normal circumstances, invests at least 80% of its assets in equity securities that comprise an equity index.

The Disciplined Large Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Large Cap Opportunity Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The International Equity Fund, under normal circumstances, invests at least 80% of its assets in equity securities.

The Michigan Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations issued by the State of Michigan or its political subdivisions.

The Ohio Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond securities issued by the State of Ohio, as well as counties, cities, towns, territories and public authorities in Ohio.

The Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations.

The Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Intermediate Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bonds.

The Intermediate Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Short Term Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The U.S. Government Bond Fund (formerly the Fifth Third U.S. Government Securities Fund), under normal circumstances, invests at least 80% of its assets in U.S. government bonds.

The Multi Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of multi cap companies.

The Micro Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of micro cap companies.

Money Market Funds

For purposes of this section, "Investment Limitations--Money Market Funds," the term "Funds" shall mean the Money Market Funds but not the Equity Funds, the Bond Funds or the Municipal Bond Funds.

Fundamental Limitations

Except as provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's shares.

Selling Short and Buying on Margin.

None of the Funds will sell any securities short or purchase any securities on margin, but each may obtain such short-term credit as may be necessary for clearance of purchases and sales.

Issuing Senior Securities and Borrowing Money.

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (except for the Government Money Market
Fund) or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any direct borrowings need not be collateralized. None of the Funds considers the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of this investment limitation.

Neither the Government Money Market Fund nor the Municipal Money Market Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding. None of the Funds has any present intention to borrow money.

Pledging Securities or Assets.

The Prime Money Market Fund will not pledge securities. The Government Money Market Fund, Municipal Money Market Fund, U.S. Treasury Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, and Ohio Tax Exempt Money Market Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge.

Investing in Commodities, Commodity Contracts, or Real Estate.

The Prime Money Market Fund will not invest in commodities, commodity contracts, or real estate, except that it may purchase money market instruments issued by companies that invest in real estate or sponsor such interests. The Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, and Ohio Tax Exempt Money Market Fund will not purchase or sell commodities, commodity contracts, commodity futures contracts or real estate, including limited partnership interests, although the Municipal Money Market Fund may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Underwriting.

The Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund will not engage in underwriting of securities issued by others.

Lending Cash or Securities.

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets (except that the U.S. Treasury Money Market Fund may not loan any of its assets). This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

Acquiring Voting Securities.

The Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund will not acquire the voting securities of any issuer for the purpose of exercising control or management.

The Municipal Money Market Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds and banks issuing letters of credit or comparable guarantees supporting variable rate demand municipal securities are considered to be issuers.

Diversification of Investments.

With respect to 75% of the value of its total assets, the Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except repurchase agreements and U.S. government obligations. The total amount of the remaining 25% of the value of the Prime Money Market Fund's total assets may be invested in a single issuer if the Advisor believes such a strategy to be prudent. The Prime Money Market Fund considers the type of bank obligations it purchases to be cash items.

With respect to 75% of the value of its total assets, the Municipal Money Market Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds are considered to be issuers.

Concentration of Investments.

Each of the Prime Money Market Fund, Institutional Government Money Market Fund, and Institutional Money Market Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, the Prime Money Market Fund reserves the right to invest more than 25% of its net assets in domestic bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements. The Prime Money Market Fund will not invest more than 25% of its net assets in instruments of foreign banks.

Each of the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Tax Exempt Money Market Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry; provided that, this limitation shall not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or variable rate demand municipal securities supported by letters of credit or guarantees.

Dealing in Puts and Calls.

The Government Money Market Fund, Prime Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, Institutional Government Money Market Fund, and Institutional Money Market Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

Ohio Tax Exempt Money Market Fund

The Fifth Third Ohio Tax Exempt Money Market Fund, under normal circumstances, invests at least 80% of its assets in Ohio municipal securities, the income from which is exempt from federal income tax and the personal income tax imposed by the State of Ohio and Ohio municipalities.

Non-Fundamental Limitations

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

Investing in Securities of Other Investment Companies.

The Prime Money Market Fund will limit investments in securities of other investment companies as required by the 1940 Act as follows. Under the 1940 Act, investment company securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets. Additionally, the 1940 Act permits a Fund to purchase securities of an investment company if, with respect to each such Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

The Government Money Market Fund, Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, U.S. Treasury Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund will limit investments in securities of other investment companies as required by the 1940 Act as follows. Under the 1940 Act, investment company securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets. Additionally, the 1940 Act permits a Fund to purchase securities of an investment company if, with respect to each such Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities.

Investing in Illiquid Securities.

None of the Funds will invest more than 10% of the value of its net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Trustees to be liquid, and non-negotiable time deposits with maturities over seven days.

Additional Non-Fundamental Policies for the Funds Requiring Shareholder Notice

The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change. For purposes of the following policies, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Government Money Market Fund, under normal circumstances, invests at least 80% of its assets in U.S. government securities.

The Michigan Municipal Money Market Fund, under normal circumstances, invests at least 80% of its total assets in municipal obligations issued by the State of Michigan and its localities.

The Municipal Money Market Fund, under normal circumstances, invests at least 80% of its assets in municipal securities.

The Institutional Government Money Market Fund, under normal circumstances, invests at least 80% of its assets in U.S. government securities.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES

Types of Investments

Bank Instruments.

The Funds of Funds, Prime Money Market Fund, Municipal Money Market Fund, Bond Fund, Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, Disciplined Large Cap Value Fund, Intermediate Bond Fund, Large Cap Opportunity Fund, Intermediate Municipal Bond Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, Worldwide Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Ohio Tax Exempt Money Market Fund, International GDP Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, these instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, and bankers' acceptances, the Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and (c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

Bear Funds

The Worldwide Fund may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index(R) or to hedge an existing portfolio of securities or mutual fund shares.

Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

Under these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. These bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the funds pay or receive as the result of the transaction.

Closed-End Investment Companies

The Strategic Income Fund, Worldwide Fund and the funds in which they invest may invest in closed-end investment companies. Shares of closed-end investment companies will be acquired by investors in transactions not involving a public offering. These shares will be "restricted securities" and may be required to be held until the Fund's termination unless redeemed earlier. Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of without registration under applicable federal or state securities laws or pursuant to an exemption from registration (in which case the shareholder will at the option of the Fund be required to provide the Fund with a legal opinion, in form and substance satisfactory to the Fund, that registration is not required). Accordingly, an investor must be willing to bear the economic risk of investment in the shares until shares are redeemed or the Fund is liquidated. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the shares may be made except by registration by the transfer agent on the Fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and to execute such other instruments or certifications as are reasonably required by the Fund. A transfer of the shares owned by a shareholder will not relieve the shareholder of any unfulfilled subscription obligation. Consent of the Fund is required prior to the assumption of the transferee's Subscription Agreement by another party. The Fund may withhold consent to such an assumption at its absolute discretion.

Futures and Options Transactions.

All of the Funds (subject to the exceptions noted below) and funds in which the Worldwide Fund invests may engage in futures and options transactions as described below to the extent consistent with their investment objectives and policies.

As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their portfolios through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Funds may attempt to hedge all or a portion of their portfolios by buying and selling financial futures contracts and writing call options on futures contracts. The Funds may also write covered call options on portfolio securities to attempt to increase current income.

The Funds will maintain their positions in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.

Futures Contracts.

The Funds (except the Money Market Funds (other than the Government Money Market
Fund), Multi Cap Value Fund, Micro Cap Value Fund, and Strategic Income Fund) and the funds in which the Worldwide Fund invests may enter into futures contracts. A futures contract is a firm commitment by the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short"), and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. However, a securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying securities in the index is made.

Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

The purpose of the acquisition or sale of a futures contract by a Fund is to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to "go short" to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" to hedge against a decline in market interest rates. The International Equity Fund may also invest in securities index futures contracts when the Subadvisor believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

Stock Index Options.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Micro Cap Value Fund, Strategic Income Fund, Worldwide Fund, and Municipal Bond Fund) may purchase put options on stock indices listed on national securities exchanges or traded in the over- the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Funds' portfolios correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indices will be subject to the ability of the Advisor (or the Subadvisor, as applicable) to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Put Options on Financial Futures Contracts.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase listed put options on financial futures contracts (and the International

Equity Fund may purchase such put options over-the-counter). The Funds would use these options only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates, or in the case of the International Equity Fund, when the Subadvisor believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the realized decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

The International Equity Fund may write listed put options on financial futures contracts to hedge its portfolio or when the Subadvisor believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.

Call Options on Financial Futures Contracts.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may write listed call options or over-the- counter call options on futures contracts, to hedge their portfolios against an increase in market interest rates, or in the case of International Equity Fund, when the Subadvisor believes such investment is more efficient, liquid or cost- effective than investing directly in the futures contract or the underlying securities or when such futures contracts or securities are unavailable for investment upon favorable terms. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of a Fund's portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the realized decrease in value of the hedged securities.

The International Equity Fund may buy listed call options on financial futures contracts to hedge its portfolio. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.

Limitation on Open Futures Positions.

No Fund will maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If a Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions.

Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract's initial margin does not involve the borrowing by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

Purchasing Put Options on Portfolio Securities.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, and Municipal Bond Fund) and the funds in which the Worldwide Fund invests may purchase put options on portfolio securities to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

Writing Covered Call Options on Portfolio Securities.

The Funds (other than the Money Market Funds, Ohio Municipal Fund, Intermediate Municipal Bond Fund, Large Cap Opportunity Fund, Multi Cap Value Fund, Micro Cap Value Fund, and Strategic Income Fund) and the funds in which the Worldwide Fund invests may also write covered call options to generate income. As the writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. A Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).

Over-the-Counter Options.

The Funds (other than the Money Market Funds, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, the Large Cap Opportunity Fund, Multi Cap Value Fund, Micro Cap Value Fund, and Strategic Income Fund) and the funds in which the Worldwide Fund invests may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Fund and not traded on an exchange.

Collateralized Mortgage Obligations ("CMOs").

The U.S. Government Bond Fund, Bond Fund, Balanced Fund, Short Term Bond Fund, Intermediate Bond Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, and the Municipal Bond Fund may invest in CMOs.

Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

Certain debt securities such as, but not limited to, mortgage-related securities, collateralized mortgage obligations (CMO's), asset backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Bond Fund's weighted average maturity, the effective maturity of such securities will be used.

Convertible Securities.

The Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, International Equity Fund, Large Cap Opportunity Fund, Disciplined Large Cap Value Fund, Multi Cap Value Fund, Strategic Income Fund, Equity Index Fund, Large Cap Core Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Municipal Bond Fund and the funds in which the Worldwide Fund invests may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each of these Funds will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the opinion of the Advisor, the Subadvisor or Heartland, as applicable, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise the Fund may hold or trade convertible securities.

In selecting convertible securities for a Fund, the Advisor, the Subadvisor or Heartland, as applicable, evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor, the Subadvisor or Heartland, as applicable, considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Guaranteed Investment Contracts.

The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

Warrants.

The Quality Growth Fund, Technology Fund, Mid Cap Growth Fund, Balanced Fund, International Equity Fund, Disciplined Large Cap Value Fund, International GDP Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund and the funds in which the Worldwide Fund invests may invest in warrants except as limited above. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Municipal Securities.

The Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market Fund may invest in Ohio municipal securities which have the characteristics set forth in their respective prospectus. The Intermediate Municipal Bond Fund and the Municipal Money Market Fund may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. The Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. Examples of municipal securities are (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; government lease certificates purchased by the Fund will not contain nonappropriation clauses; (b) municipal notes and tax-exempt commercial paper; (c) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.

Participation Interests.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, International GDP Fund, Small Cap Growth Fund, Equity Index Fund, Large Cap Core Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which a Fund would be allowed to invest in directly. The financial institutions from which the Ohio Municipal Bond Fund, the Intermediate Municipal Bond Fund, and the Municipal Money Market Fund may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Funds the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

Stripped Obligations.

The Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, U.S. Treasury Money Market Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, Bond Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund, U.S. Government Bond Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. These Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS which are not issued by the U.S. government (or a U.S. government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system and the STRIPS program. Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may acquire other U.S. government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Variable Rate Municipal Securities.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Short Term Bond Fund, Michigan Municipal Bond Fund, Balanced Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Bond Fund, Prime Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, and Municipal Bond Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on the Funds' demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Loan Participation Notes.

The Institutional Money Market Fund, Institutional Government Money Market Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Municipal Bond Fund, Bond Fund, Intermediate Municipal Bond Fund, Intermediate Bond Fund, Short Term Bond Fund, U.S. Government Bond Fund, Prime Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, and Michigan Municipal Money Market Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

Municipal Leases.

The Ohio Municipal Bond Fund, Ohio Tax Exempt Money Market Fund, Intermediate Municipal Bond Fund, Municipal Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Michigan Municipal Bond Fund, and the Municipal Bond Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non- profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Advisor, under the authority delegated by the Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and, prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

Stand-by Commitments.

The Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Municipal Bond Fund, Michigan Municipal Money Market Fund and Municipal Money Market Fund may enter into stand-by commitments with respect to municipal obligations held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Cash.

From time to time, such as when suitable securities are not available, the Funds may retain a portion of their assets in cash. Any portion of a Fund's assets retained in cash will reduce the Fund's return and, in the case of bond funds and money market funds, the Fund's yield.

Foreign Currency Transactions.

The International Equity Fund, International GDP Fund, and the funds in which the Worldwide Fund invests may engage in foreign currency transactions.

Currency Risks.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the International Equity Fund and International GDP Fund value their assets daily in U.S. dollars, they might not convert their holdings of foreign currencies to U.S. dollars daily. The International Equity Fund and International GDP Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The International Equity Fund, the International GDP Fund, and the funds in which the Worldwide Fund may invest will engage in foreign currency exchange transactions in connection with their portfolio investments. The International Equity Fund and International GDP Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts.

The International Equity Fund, International GDP Fund, and the funds in which the Worldwide Fund may invest may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. Each of the Advisor and Subadvisor believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Funds' best interest to do so. The International Equity Fund will not speculate in foreign currency exchange.

Neither the International Equity Fund nor the International GDP Fund will enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Advisor or Subadvisor, as applicable, believes will tend to be closely correlated with that currency with regard to price movements. Generally, the International Equity Fund and International GDP Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options.

The International Equity Fund and International GDP Fund may engage in foreign currency options, and the funds in which the Worldwide Fund may invest may purchase funds that engage in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the International Equity Fund and International GDP Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the International Equity Fund or International GDP Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put option. Likewise, if the International Equity Fund or International GDP Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, it would not have to exercise its call. Instead, it could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the International Equity Fund's and International GDP Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the International Equity Fund and International GDP Fund will not purchase or write such options unless and until, in the opinion of the Advisor or Subadvisor, as applicable, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions.

By using foreign currency futures contracts and options on such contracts, the International Equity Fund, International GDP Fund and the funds in which the Worldwide Fund may invest may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The International Equity Fund, International GDP Fund and the funds in which the Worldwide Fund invests may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the International Equity Fund and International GDP Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor or Subadvisor, as applicable, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the International Equity Fund and International GDP Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

U.S. Government Obligations.

The types of U.S. government obligations in which any of the Funds may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     .    the full faith and credit of the U.S. Treasury;

     . the issuer's right to borrow from the U.S. Treasury; or the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentality issuing the obligations.

Variable Rate U.S. Government Securities.

Some of the short-term U.S. government securities that the Money Market Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.

When-Issued and Delayed Delivery Transactions.

Each Fund (other than the Multi Cap Value Fund, Micro Cap Value Fund, Strategic Income Fund, and Worldwide Fund) may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than

20% of the total value of their assets.

Repurchase Agreements.

Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby a fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor, the Subadvisor or Heartland, as applicable, to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements.

Except as provided above, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on a Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Lending of Portfolio Securities.

Each Fund (other than the U.S. Treasury Money Market Fund) may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities.

Each Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Funds, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. The Funds believe that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) securities, as determined by the Advisor, the Subadvisor or Heartland, as applicable, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the SEC staff has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

Temporary and Defensive Investments.

Each Fund (other than the Money Market Funds) may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. Each of the Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may shorten their dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor. The Michigan Municipal Bond Fund may invest in municipal bonds the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The Michigan Municipal Money Market Fund may invest in short-term taxable money market obligations. The Money Market Funds may hold up to 100% of their assets in cash. A Fund will adopt a temporary defensive position when, in the opinion of the Advisor, the Subadvisor or Heartland, as applicable, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's ("S&P") or the "Prime" major rating category by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

Portfolio Turnover

The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. The following is a list of the portfolio turnover rates for the Funds except the Money Market Funds and Funds in existence for less than one year:

                                   Fiscal year ended   Fiscal year ended   Fiscal year ended
                                     July 31, 2001       July 31, 2000       July 31, 1999
                                   -----------------   -----------------   -----------------
Government Bond Fund                    77%                  46%                 93%

Bond Fund                              131%(***)            135%(**)             90%(**)

Ohio Municipal Bond Fund                26%                  26%                 47%

Quality Growth Fund                     20%                  21%                 34%

Mid Cap Growth Fund                     26%                  42%                 49%

Balanced Fund                           77%                 122%                128%

International Equity Fund               42%                  86%                 42%

Disciplined Large Cap Value Fund        19%                  37%                 69%

Intermediate Bond Fund                 141%(***)            168%(**)             84%(**)

Intermediate Municipal Bond Fund        36%(***)             59%(**)             63%(**)

Large Cap Opportunity Fund             139%                  53%                 51%

Technology Fund                         50%                  11%(*)

Multi Cap Value Fund                    80%(**)             121%(**)             78%(**)

Micro Cap Value Fund                    47%(**)             116%(**)             96%(**)

Strategic Income Fund                   34%(**)              48%(**)             51%(**)

Worldwide Fund                         974%(**)            1204%(**)           1172%(**)

International GDP Fund                  22%(***)              7%(**)              8%(**)

Small Cap Growth Fund                   13%(***)             28%(**)             19%(**)

Equity Index Fund                        4%(***)              9%(**)              9%(**)

Large Cap Core Fund                      5%(***)             14%(**)              9%(**)

Short Term Bond Fund                    56%(***)             73%(**)             60%(**)

Michigan Municipal Bond Fund            19%(***)             36%(**)             14%(**)

Municipal Bond Fund                     89%(***)            119%(**)            109%(**)

*    Reflects the period from June 5, 2000 through July 31, 2000.
**   For the fiscal year ended December 31st.
*** Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31 from December 31.

The estimated annual portfolio turnover rate for each of the Funds of Funds is as follows:

Fifth Third LifeModel Conservative Fund(SM)              10-30%
Fifth Third LifeModel Moderately Conservative Fund(SM)   10-30%
Fifth Third LifeModel Moderate Fund(SM)                  10-30%
Fifth Third LifeModel Moderately Aggressive Fund(SM)     10-30%
Fifth Third LifeModel Aggressive Fund(SM)                10-30%

Investment Risks (Michigan Municipal Money Market Fund and Michigan Municipal Bond Fund)

The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. However it has been undergoing certain basic changes in its underlying structure and these changes continued in 2001. These changes reflect a diversifying economy which is somewhat less reliant on the automobile industry.

Total wage and salary employment is estimated to have grown by 0.9% in 2000. The rate of unemployment is estimated to have been 3.4% in 2000, below the national average for the seventh consecutive year. Personal income grew at an estimated 6.1% annual rate in 2000.

During the past six years ending with the year 2000, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, a substantial part of which were transferred to the State's counter-cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion. These favorable trends did not continue in 2001, as the Michigan economy felt the effects of the downturn in the national economy. In July, 2001 the Legislature began making adjustments in State expenditures and projected revenues which almost certainly will include withdrawals from the Budget and Economic Stabilization Fund.

Among the budget uncertainties facing the State during the next several years are whether the recently-enacted school finance reform package will provide adequate revenues to fund Kindergarten through Twelfth Grade education in the future, whether international monetary or financial crises will adversely affect Michigan's economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

The State Constitution provides that proposed expenditures and revenues of any State operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

If in any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess must be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget and Economic Stabilization Fund, a cash reserve intended to mitigate the adverse effects on the State budget of downturns in the business cycle. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

The State Constitution limits State general obligation debt to (i) short- term debt for State operating purposes, (ii) short-and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

The State has issued and outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2000, the State had approximately $900 million of general obligation bonds outstanding.

The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

As of July, 2001, the ratings on State of Michigan general obligation bonds are "Aaa" by Moody's and "AAA" by S&P. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Because all or most of the Michigan Municipal Obligations are revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan Municipal Obligations may be different from those given to the State of Michigan.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving other budgetary reductions to school districts and governmental units, and court funding. The ultimate disposition of these proceedings was not determinable as of mid 2001.

The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.3% in 2000 and 4.2% in 2001, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Investment Risks (Ohio Municipal Bond Fund and Ohio Tax Exempt Money Market
Fund)

The State of Ohio's economy is a leading industrial state and exporter of manufactured goods. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has been declining. Job growth in the state has been primarily in business services and distribution sectors. The state is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Because the State of Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the , may impact the demographic and financial position of the State of Ohio and its municipalities. To the degree that domestic manufacturers in industries to which Ohio municipalities have exposure fail to make competitive adjustments, employment statistics and disposable income of residents in Ohio may deteriorate, possibly leading to population declines and erosion of municipality tax bases.

Both the economic trends above and the political climate in various municipalities may have contributed to the decisions of various businesses and individuals to relocate outside the state. A municipality's political climate in particular may affect its own credit standing. For both the State of Ohio and underlying Ohio municipalities, adjustment of credit ratings by the ratings agencies may affect the ability to issue securities and thereby affect the supply of obligations meeting the quality standards for investment by the Fund.

Ohio ended fiscal year 2001 with a General Revenue Fund balance of $219,414,000. Ohio has also maintained a "rainy day" fund, the Budge Stabilization Fund, which had a balance of approximately $1 billion as of the end of fiscal year 2001. Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the state provide a "thorough and efficient system of common schools." In May 2000, the Ohio Supreme Court, in a 4-3 decision, concluded, as it had in 1997, that the state failed to fully comply with that requirement. On June 20, 2001, the Ohio Supreme Court heard oral arguments regarding the system of school funding. This poses significant but manageable challenges and should not threaten the overall fiscal stability of Ohio.

Ohio has established procedures for municipal emergencies under which joint state/local commissions are established to monitor the fiscal affairs of financially troubled municipality. The original municipal fiscal emergency law was enacted in 1979 as a response to a financial crisis in the city of Cleveland. Since that time, financial planning and supervision commissions have aided 28 Ohio municipalities declared in fiscal emergency. As of December, 2000, only six remain under stewardship. Under this law, a municipality is required to develop a financial plan to eliminate deficits and cure any defaults. In 1996, fiscal emergency protection was extended to counties and townships.

The foregoing discussion only highlights some of the significant financial trends and problems affecting the State of Ohio and underlying municipalities.

Special Restriction on Fifth Third Government Money Market Fund

The Fund will invest at least 65% of total assets in short-term obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Special Restriction on Fifth Third U.S. Treasury Money Market Fund

The Fund will invest at least 65% of total assets in short-term obligations issued by the U.S. Treasury.

                          FIFTH THIRD FUNDS MANAGEMENT

     The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035

                                               Independent Trustees
                                               --------------------

       (1)                  (2)              (3)                  (4)                      (5)              (6)
                                                                                        Number of
                                                                                       Portfolios
                         Position(s)       Term of                                       in Fund
                            Held         Office and                                      Complex           Other
   Name, Address          with the        Length of        Principal Occupation(s)     Overseen by     Directorships
      and Age              Funds         Time Served       During the Past 5 Years       Trustee      Held by Trustee
--------------------   --------------   -------------   ----------------------------   -----------   -----------------
David J. Durham           Trustee        Indefinite,    President and Chief                 31              N/A
Birthdate: 5/10/1945                     June 2001-     Executive Officer of Clipper
                                          Present       Products, Inc., a wholesale
                                                        distributor, 1997-present.
                                                        Independent Contractor,
                                                        1995-1997

J. Joseph Hale Jr.        Trustee        Indefinite,    President of the Cincinnati         31              N/A
Birthdate: 9/11/1949                        March       Gas & Electric Co., The
                                        2001-Present    Union Light Heat & Power
                                                        Co., Vice-President,
                                                        Corporate Communications
                                                        Cinergy Corp., and President
                                                        of Cinergy Foundation, Inc.
                                                        (formerly PSI Foundation)

John E. Jaymont           Trustee        Indefinite,    AVP, PIANKO, Feb. 2002-             31       Printing
Birthdate: 12/5/1944                       October      present.  Real estate                        Industries of
                                        2001- Present   management consultant, April                 America-Director,
                                                        2000-Feb. 2002.  President,                  Master Printers
                                                        Metroweb Corp. (publications                 of America
                                                        printing) 1997-2000.                         Printing
                                                                                                     Industries of
                                                                                                     America-Director,
                                                                                                     Web Offset
                                                                                                     Associates

                                               Interested Trustee
                                               ------------------

Edward Burke Carey*    Chairman-Board    Indefinite,    President of Carey Realty           31       The Foundation
Birthdate  7/2/1945     of Trustees        January      Investments, Inc.                            of the Catholic
                                        1989-Present                                                 Diocese of
                                                                                                     Columbus-Trustee
                                                                                                     Ohio and
                                                                                                     Kentucky
                                                                                                     Chapter of the
                                                                                                     Counselors of
                                                                                                     Real
                                                                                                     Estate-Trustee,
                                                                                                     Chairman

----------
* Mr. Carey is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and the Investment Advisor. Mr. Carey is an "interested person" because of his business transactions with Fifth Third Bank and its affiliates.

                                                    Officers

        (1)                 (2)            (3)                   (4)                    (5)             (6)
                                                                                     Number of
                                         Term of                                    Portfolios
                        Position(s)    Office and                                     in Fund
                           Held         Length of                                     Complex          Other
   Name, Address         with the         Time          Principal Occupation(s)     Overseen by    Directorships
      and Age              Funds         Served         During the Past 5 Years       Trustee     Held by Trustee
---------------------   -----------   ------------   ----------------------------   -----------   ---------------
Jeffrey C. Cusick        President    Indefinite,    Employee of BISYS Fund             N/A             N/A
Birthdate: 5/19/1959                     June        Services Inc.
                                      2001-Present

Rodney L. Ruehle           Vice
Birthdate: 4/26/1968     President,   Indefinite,    Employee of BISYS Fund             N/A             N/A
                         Secretary       Vice-       Services Limited Partnership
                                      President-
                                       September
                                      2001-Present
                                       Secretary-
                                       September

Adam S. Ness             Treasurer    Indefinite,    Employee of BISYS Fund             N/A             N/A
Birthdate: 10/14/1972                  September     Services Limited Partnership
                                      2001-Present   since June 1998. Prior to
                                                     that time, employee of KPMG
                                                     LLP

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

                    Positions Held with Affiliated Persons or Principal
    Name            Underwriters of the Funds
-----------------   --------------------------------------------------------
Jeffrey C. Cusick   BISYS Fund Services, Vice President
Rodney L. Ruehle    BISYS Fund Services, Director of Administrative Services
Adam S. Ness        BISYS Fund Services, Director of Financial Services

Committees of the Board of Trustees

Audit Committee

     The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Hale, Durham, and Jaymont serve on this Committee. For the year ended December 31, 2001, there were two meetings of the Audit Committee.

Nominating Committee

     The purpose of the Nominating Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Hale, Durham, and Jaymont serve on this committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Fifth Third Funds. During the year ended December 31, 2001, the Nominating Committee met two times.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2001:

                                                            Aggregate Dollar Range of Equity
                               Dollar Range of Equity         Securities in All Registered
                                     Securities             Investment Companies Overseen by
      Name of Trustee          in the Funds of Funds    Trustee in Family of Investment Companies
----------------------------   ----------------------   -----------------------------------------
Edward Burke Carey                       $0                             *$100,000

J. Joseph Hale, Jr., Trustee             $0                              $      0

David J. Durham, Trustee                 $0                              $      0

John E. Jaymont, Trustee                 $0                              $      0

----------
* denotes greater than

For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2001:

                      Name of Owners
                           and
                      Relationships
  Name of Trustee       to Trustee     Company   Title of Class   Value of Securities   Percent of Class
-------------------   --------------   -------   --------------   -------------------   ----------------
J. Joseph Hale, Jr.         N/A          N/A          N/A                 N/A                 N/A

David J. Durham             N/A          N/A          N/A                 N/A                 N/A

John E. Jaymont             N/A          N/A          N/A                 N/A                 N/A

As of June 21, 2002, the Officers and Trustees owned less than 1% of any class of any Fund.

Trustees Compensation

                                Aggregate Compensation from the      Total Compensation from Funds and Fund
                               Funds for the Fiscal Year Ending   Complex Paid to Trustees for the Fiscal Year
  Name of Person, Position             July 31, 2001*                          Ending July 31, 2001
----------------------------   --------------------------------   --------------------------------------------
Edward Burke Carey, Trustee                $13,750                                    $13,750
J. Joseph Hale, Jr., Trustee               $ 6,250                                    $ 6,250
David J. Durham, Trustee                     N/A                                        N/A
John E. Jaymont, Trustee                     N/A                                        N/A

* The LifeModel FundsSM did not exist as of 7/31/01.

The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of July 15, 2002:

Name, Address                                               Record                          Beneficial
--------------------------------------   ------------------------------------------------   ----------

                                            Small Cap Growth Fund - Institutional

Fifth Third
Steelcase P/S Balanced Fund
4420 44th St., Suite A                                         6.29%                           6.29%
Grand Rapids, MI 49512

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          46.26%                          43.94%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          30.61%                          30.00%

                                             Micro Cap Value Fund - Institutional

National City
Constance Gelfand Trust
P.O. Box 94984                                                 8.67%                           8.67%
Cleveland, OH 44101

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          54.56%                          52.93%

Fifth Third Bank
Reinvest Account
P.O. Box 630074                                               18.15%                          16.88%
Cincinnati, OH 45263

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                           6.57%                           5.26%

                                             Mid Cap Growth Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      45.39%                          38.58%
Cincinnati, OH 45263

Fifth Third Bank
Trust and Investment Services R

38 Fountain Square Plaza                                      22.73%                          19.09%
Cincinnati, OH 45263

Fifth Third Bank
Expediter
38 Fountain Square Plaza                                      30.22%                          27.80%
Cincinnati, OH 45263

                                             Technology Fund - Institutional

Fifth Third Bank
Expediter
38 Fountain Square Plaza                                      20.05%                          19.45%
Cincinnati, OH 45263

Fifth Third Bank Trust
38 Fountain Square Plaza 1090 F2
Cincinnati, OH 45263                                          24.98%                          19.99%

Fifth Third Bank Trust
38 Fountain Square Plaza 1090 F2
Cincinnati, OH 45263                                          54.75%                          39.42%

                                            Large Cap Opportunity Fund - Institutional

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza                                       8.35%                          6.68%
Cincinnati, OH 45263

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      13.41%                          9.52%
Cincinnati, OH 45263

Fifth Third Bank
Expediter
38 Fountain Square Plaza                                      38.23%                          34.41%
Cincinnati, OH 45263

                                              Quality Growth Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      46.83%                          42.15%
Cincinnati, OH 45263

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza                                      18.92%                          16.84%
Cincinnati, OH 45263

Fifth Third Bank
Expediter
38 Fountain Square Plaza                                      33.37%                          29.03%
Cincinnati, OH 45263

                                               Equity Index Fund - Institutional

Fifth Third

Steelcase P/S General Fund
4420 44th St., Suite A                                         8.50%                           8.50%
Grand Rapids, MI 49512

Fifth Third
Steelcase P/S Balanced Fund
4420 44th St., Suite A                                        13.53%                          13.53%
Grand Rapids, MI 49512

Bank of New York
Steelcase Inc., 401(k) Plan AC 845206
One Wall Street, 12th Floor                                                                       0%
New York, NY 10286                                             7.78%

Fifth Third
Steelcase P/S Long Term Growth Fund
4420 44th St., Suite A                                        10.58%                          10.58%
Grand Rapids, MI 49512

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                          11.69%                              0%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          21.57%                          20.49%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          20.17%                          16.74%

                                              Large Cap Value Fund - Institutional

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          56.17%                          53.92%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          34.67%                          33.63%

                                             Large Cap Growth Fund - Institutional

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          38.21%                          37.07%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          59.51%                          58.91%

                                              Multi Cap Value Fund - Institutional

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          63.64%                          61.73%

Fifth Third Bank

Reinvest Account
P.O. Box 630074                                               21.17%                          20.11%
Cincinnati, OH 45263

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                           9.13%                           4.66%

                                         Disciplined Large Cap Value Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      89.97%                          80.08%
Cincinnati, OH 45263

Fifth Third Bank
Expediter
38 Fountain Square Plaza                                       5.86%                          5.62%
Cincinnati, OH 45263

                                            International Equity Fund - Institutional

Fifth Third Bank & Investment Services
38 Fountain Square Plaza
Cincinnati, OH 45263                                          55.31%                          37.61%

Fifth Third Bank & Investment Services
38 Fountain Square Plaza
Cincinnati, OH 45263                                          32.90%                          28.95%

Fifth Third Bank & Investment Services
38 Fountain Square Plaza                                      11.20%                          10.20%
Cincinnati, OH 45263

                                             International GDP Fund - Institutional

Fifth Third
Steelcase P/S Balanced Fund
4420 44th St., Suite A                                         6.22%                          6.22%
Grand Rapids, MI 49512

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          42.76%                          40.62%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          36.33%                          35.97%

                                                 Worldwide Fund - Institutional

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          72.23%                          72.23%

Link & Company
P.O. Box 630074

Cincinnati, OH 45263                                          21.04%                          18.10%

                                                 Balanced Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      10.80%                          10.36%
Cincinnati, OH 45263

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza                                      19.05%                          15.62%
Cincinnati, OH 45263

Fifth Third Bank
Expediter
38 Fountain Square Plaza                                      69.67%                          51.56%
Cincinnati, OH 45263

                                              Strategic Income Fund - Institutional

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          69.35%                          67.96%

Fifth Third Bank
Reinvest Account
P.O. Box 630074                                               15.48%                          15.32%
Cincinnati, OH 45263

                                           Michigan Municipal Bond Fund - Institutional

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          87.59%                          82.33%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          11.60%                          11.02%

                                            Ohio Municipal Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      98.84%                          64.25%
Cincinnati, OH 45263

                                               Municipal Bond Fund - Institutional

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          93.33%                          89.60%

                                                   Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      67.68%                          62.27%
Cincinnati, OH 45263

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza                                      23.77%                          21.16%
Cincinnati, OH 45263

Link & Company
P.O. Box 630074
Cincinnati, OH 45263                                           6.05%                           4.84%

                                         Intermediate Municipal Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      96.32%                          86.69%
Cincinnati, OH 45263

                                              Intermediate Bond Fund - Institutional

Fifth Third
Steelcase P/S Long Term Growth Fund                            5.24%                           5.24%
4420 44th St., Suite A
Grand Rapids, MI 49512

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      57.66%                          51.89%
Cincinnati, OH 45263

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza                                      30.29%                          28.47%
Cincinnati, OH 45263

                                               Short Term Bond Fund - Institutional

Old Kent Bank
Steelcase P/S General Fund
4420 44th St., Suite A                                        31.52%                          31.52%
Grand Rapids, MI 49512

Bank of New York
Steelcase Inc., 401(k) Plan AC845207
One Wall Street, 12th Floor                                   14.15%                              0%
New York, NY 10286

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          31.64%                          29.75%

Fifth Third Bank
P.O. Box 630074
Cincinnati, OH 45263                                          17.64%                          16.40%

                                             U.S. Government Bond Fund - Institutional

Fifth Third Bank
Trust and Investment Services C
38 Fountain Square Plaza                                      44.36%                          34.61%
Cincinnati, OH 45263

Fifth Third Bank
Trust and Investment Services R
38 Fountain Square Plaza                                   31.77%                            27.32%
Cincinnati, OH 45263

Fifth Third Bank
Expediter
38 Fountain Square Plaza                                   23.67%                            20.83%
Cincinnati, OH 45263

                                               Small Cap Growth Fund - Advisor

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200                              24.40%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16074348
2005 Market Street, Ste. 1200                              11.56%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44851693
2005 Market Street, Ste. 1200                              11.56%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898750
2005 Market Street, Ste. 1200                               6.60%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16048095
2005 Market Street, Ste. 1200                               6.71%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16086087
2005 Market Street, Ste. 1200                               8.15%                                0%
Philadelphia, PA 19103

                                               Micro Cap Value Fund - Advisor

National Investor Services
32nd Floor
New York, NY 10041                                          5.11%                                0%

Maureen K. Wolfson
Equitable Life for Sep IRA
200 Plaza Dr.                                               5.25%                             5.25%
Secaucus, NJ 07094

                                                Mid Cap Growth Fund - Advisor

FISERV Securities Inc.
FAO 45427038
2005 Market Street, Ste. 1200                              24.06%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898552
2005 Market Street, Ste. 1200                               7.65%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200                              38.41%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16072820
2005 Market Street, Ste. 1200                               5.28%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45430875
2005 Market Street, Ste. 1200                               5.71%                                0%
Philadelphia, PA 19103

                                                  Technology Fund - Advisor

BISYS Fund Services Ohio Inc.
60 State St., Ste 1300
Boston, MA 02109                                           10.52%                            10.52%

FISERV Securities Inc.
FAO 45898552
2005 Market Street, Ste. 1200                              78.50%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16798341
2005 Market Street, Ste. 1200                               5.76%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16798379
2005 Market Street, Ste. 1200                               5.98%                                0%
Philadelphia, PA 19103

                                                Quality Growth Fund - Advisor

FISERV Securities Inc.
FAO 45898552
2005 Market Street, Ste. 1200                               5.87%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200                               7.19%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44851693
2005 Market Street, Ste. 1200                               7.24%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.

FAO 45898750
2005 Market Street, Ste. 1200                               6.20%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.

FAO 16048095
2005 Market Street, Ste. 1200                               6.42%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45425195
2005 Market Street, Ste. 1200                               6.55%                                0%
Philadelphia, PA 19103

                                                 Equity Index Fund - Advisor

BISYS Fund Services Ohio Inc.
60 State St., Ste. 1300
Boston, MA 02109                                           15.02%                            15.02%

FISERV Securities Inc.
FAO 16497319
2005 Market Street, Ste. 1200                              52.21%                                0%
Philadelphia, PA 19103

                                               Multi Cap Value Fund - Advisor

Saxon & Co.
P.O. Box 7780-1888
Philadelphia, PA 19182                                      7.41%                                0%

                                                   Balanced Fund - Advisor

FISERV Securities Inc.
FAO 45897067
2005 Market Street, Ste. 1200                              28.98%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898566
2005 Market Street, Ste. 1200                              17.12%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45428764
2005 Market Street, Ste. 1200                              46.74%                                0%
Philadelphia, PA 19103

                                                Municipal Bond Fund - Advisor

FISERV Securities Inc.
FAO 16064085
2005 Market Street, Ste. 1200                               8.56%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16223777
2005 Market Street, Ste. 1200                              87.61%                                0%
Philadelphia, PA 19103

                                                     Bond Fund - Advisor

FISERV Securities Inc.
FAO 44839620
2005 Market Street, Ste. 1200                              14.41%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16036974
2005 Market Street, Ste. 1200                               5.78%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45427043
2005 Market Street, Ste. 1200                               9.56%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16048095
2005 Market Street, Ste. 1200                              13.27%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16063953
2005 Market Street, Ste. 1200                               9.50%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45425195
2005 Market Street, Ste. 1200                               9.50%                                0%
Philadelphia, PA 19103

                                              Prime Money Market Fund - Advisor

BISYS Fund Services Ohio Inc.
60 State St., Ste. 1300
Boston, MA 02109                                           31.88%                            31.88%

FISERV Securities Inc.
FAO 16798402
2005 Market Street, Ste. 1200                              15.55%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16209111
2005 Market Street, Ste. 1200                              15.55%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16812139
2005 Market Street, Ste. 1200                              18.66%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16497220
2005 Market Street, Ste. 1200                              15.55%                                0%
Philadelphia, PA 19103

                                               Small Cap Growth Fund - Class A

Mellon Bank NA AS
Credit Lyonnais Cayman Island
Branch
135 Santilli Hwy. Rom. 026-0320                             5.80%                                0%
Everett, MA 02149

                                               Micro Cap Value Fund - Class A

Carey and Company
7 Easton Oval EA4E70
Columbus, OH 43219                                         14.18%                            14.18%

                                               Large Cap Growth Fund - Class A

FISERV Securities Inc.
FAO 164383777
2005 Market Street, Ste. 1200                               8.47%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16438363
2005 Market Street, Ste. 1200                               8.26%                                0%
Philadelphia, PA 19103

                                               Large Cap Value Fund - Class A

SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456                                              6.42%                                0%

                                               Multi Cap Value Fund - Class A

Mellon Bank NA AS
Credit Lyonnais Cayman Island
Branch                                                     13.24%                                0%
135 Santilli Hwy. Rm. 026-0320
Everett, MA 02149

                                             International Equity Fund - Class A

Trustlynx & Co.
Account 00T08
P.O. Box 173736                                            11.24%                                0%
Denver, CO 80217

FTC & Co.
Account 00542
P.O. Box 173736                                            19.68%                                0%
Denver, CO 80217

                                              International GDP Fund - Class A

SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456                                              8.60%                                0%

                                           Michigan Municipal Bond Fund - Class A

Northern Trust Co.
Richard U. Light Irrev S Tr

P.O. Box 92956                                             12.39%                                0%
Chicago, IL 60675

Northern Trust Co.
Christopher U. Light Rev Tr
P.O. Box 92956                                             18.03%                                0%
Chicago, IL 60675

                                             Ohio Municipal Bond Fund - Class A

FISERV Securities Inc.
FAO 16123792
2005 Market Street, Ste. 1200                               5.12%                                0%
Philadelphia, PA 19103

                                                Municipal Bond Fund - Class A

FISERV Securities Inc.
FAO 45812737
2005 Market Street, Ste. 1200                               5.92%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16016565
2005 Market Street, Ste. 1200                               8.13%                                0%
Philadelphia, PA 19103

Edward W. Bottum
Edward and Gladys Bottum Trust
9357 Spencer Rd.                                            6.92%                             6.92%
Brighton, MI 48116

SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456                                             13.10                                 0%

                                         Intermediate Municipal Bond Fund - Class A

SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456                                              5.23%                                0%

FISERV Securities Inc.
FAO 31290691
2005 Market Street, Ste. 1200                              14.34%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45862464
2005 Market Street, Ste. 1200                               5.12%                                0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44684345
2005 Market Street, Ste. 1200                               5.13%                                0%
Philadelphia, PA 19103

                                               Short Term Bond Fund - Class A

FISERV Securities Inc.

FAO 16735853
2005 Market Street, Ste. 1200                                11.96%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16273055
2005 Market Street, Ste. 1200                                24.35%                               0%
Philadelphia, PA 19103

                                               U.S. Government Bond Fund - Class A

FISERV Securities Inc.
FAO 16383110
2005 Market Street, Ste. 1200                                 6.19%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45952370
2005 Market Street, Ste. 1200                                 8.31%                               0%
Philadelphia, PA 19103

                                                Prime Money Market Fund - Class A

FISERV Investor Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor                                  99.54%                               0%
Philadelphia, PA 19103

                                             Government Money Market Fund - Class A

FISERV Investor Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor                                  91.25%                               0%
Philadelphia, PA 19103

                                         Michigan Municipal Money Market Fund - Class A

SEI Trust Company
One Freedom Valley Drive
Oaks, PA 19456                                               21.47%                               0%

Leonid Skorin
Kathleen A Skorin
3016 Lake Chapeau Drive                                      68.34%                           68.34%
Albert Lea, MN 56007

                                              Municipal Money Market Fund - Class A

FISERV Investor Securities Inc.
Attn Cash Sweeps Dept.
2005 Market St., 14th Floor                                  94.78%                               0%
Philadelphia, PA 19103

                                                 Small Cap Growth Fund - Class B

FISERV Securities Inc.
FAO 31600047
2005 Market St., Ste. 1200                                    7.70%                               0%
Philadelphia, PA 19103

                                              Large Cap Opportunity Fund - Class B

FISERV Securities Inc.
FAO 31534000
2005 Market St., Ste. 1200                                   19.12%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16203581
2005 Market St., Ste. 1200                                   15.99%                               0%
Philadelphia, PA 19103

                                                   Equity Index Fund - Class B

FISERV Securities Inc.
FAO 31600047
2005 Market St., Ste. 1200                                    8.26%                               0%
Philadelphia, PA 19103

                                                 Large Cap Value Fund - Class B

FISERV Securities Inc.
FAO 16229289
2005 Market St., Ste. 1200                                   13.75%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16157452
2005 Market St., Ste. 1200                                    8.70%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31620682
2005 Market St., Ste. 1200                                    5.25%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31643730
2005 Market St., Ste. 1200                                    8.27%                               0%
Philadelphia, PA 19103

                                                 Large Cap Growth Fund - Class B

FISERV Securities Inc.
FAO 31695984
2005 Market St., Ste. 1200                                    8.43%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44827863
2005 Market St., Ste. 1200                                   17.17%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31696460
2005 Market St., Ste. 1200                                   12.32%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16207602

2005 Market St., Ste. 1200                                    5.49%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30713234
2005 Market St., Ste. 1200                                    6.85%                               0%
Philadelphia, PA 19103

                                               International Equity Fund - Class B

FISERV Securities Inc.
FAO 30713583
2005 Market St., Ste. 1200                                    5.84%                               0%
Philadelphia, PA 19103

                                                International GDP Fund - Class B

FISERV Securities Inc.
FAO 16921077
2005 Market St., Ste. 1200                                    9.49%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16833504
2005 Market St., Ste. 1200                                    6.17%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16262744
2005 Market St., Ste. 1200                                    6.92%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16965556
2005 Market St., Ste. 1200                                   16.84%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16645678
2005 Market St., Ste. 1200                                   12.49%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16490172
2005 Market St., Ste. 1200                                    5.31%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16046082
2005 Market St., Ste. 1200                                   8.429%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16178176
2005 Market St., Ste. 1200                                    6.12%                               0%
Philadelphia, PA 19103

                                             Michigan Municipal Bond Fund - Class B

FISERV Securities Inc.

FISERV Securities Inc.
FAO 31464912
2005 Market St., Ste. 1200                                    5.58%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31477981
2005 Market St., Ste. 1200                                   16.65%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31478612
2005 Market St., Ste. 1200                                   16.88%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31413239
2005 Market St., Ste. 1200                                   14.92%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30714851
2005 Market St., Ste. 1200                                   20.49%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30716124
2005 Market St., Ste. 1200                                    6.27%                               0%
Philadelphia, PA 19103

                                                  Municipal Bond Fund - Class B

FISERV Securities Inc.
FAO 45224795
2005 Market St., Ste. 1200                                   14.21%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16240729
2005 Market St., Ste. 1200                                   12.06%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31413239
2005 Market St., Ste. 1200                                    9.89%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16036356
2005 Market St., Ste. 1200                                    5.22%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16181169
2005 Market St., Ste. 1200                                   40.66%                               0%
Philadelphia, PA 19103

                                           Intermediate Municipal Bond Fund - Class B

FISERV Securities Inc.
FAO 31404579

2005 Market St., Ste. 1200                                    5.56%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31413239
2005 Market St., Ste. 1200                                   17.40%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16036356
2005 Market St., Ste. 1200                                    9.21%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16066433
2005 Market St., Ste. 1200                                   12.81%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16372178
2005 Market St., Ste. 1200                                    7.34%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16163523
2005 Market St., Ste. 1200                                   18.36%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31522083
2005 Market St., Ste. 1200                                   15.24%                               0%
Philadelphia, PA 19103

                                                Prime Money Market Fund - Class B

FISERV Securities Inc.
FAO 16185718
2005 Market St., Ste. 1200                                    5.59%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16049047
2005 Market St., Ste. 1200                                    6.24%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16189033
2005 Market St., Ste. 1200                                    5.23%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31039552
2005 Market St., Ste. 1200                                    5.40%                               0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16741712
2005 Market St., Ste. 1200                                    7.65%                               0%
Philadelphia, PA 19103

                                                  Small Cap Growth Fund - Class C

FISERV Securities Inc.
FAO 31036389
2005 Market St., Ste. 1200                                     5.03%                              0%
Philadelphia, PA 19103

                                                 Micro Cap Value Fund - Class C

FISERV Securities Inc.
FAO 45857429
2005 Market St., Ste. 1200                                    12.28%                              0%
Philadelphia, PA 19103

                                                    Technology Fund - Class C

FISERV Securities Inc.
FAO 31236840
2005 Market St., Ste. 1200                                     6.10%                              0%
Philadelphia, PA 19103

                                               Large Cap Opportunity Fund - Class C

FISERV Securities Inc.
FAO 16569504
2005 Market St., Ste. 1200                                     5.22%                              0%
Philadelphia, PA 19103

                                                   Equity Index Fund - Class C

NFSC FEBO 279-090620
Premier Trust
57 Germantown Ct. Suite 400                                    9.43                               0%
Cordova, TN 38018

FISERV Securities Inc.
FAO 31526024
2005 Market St., Ste. 1200                                    11.57%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44490007
2005 Market St., Ste. 1200                                    23.81%                              0%
Philadelphia, PA 19103

                                                   Large Cap Value Fund - Class C

BISYS Fund Services Ohio Inc.
60 State St., Ste. 1300
Boston, MA 02109                                              18.43%                          18.43%

FISERV Securities Inc.
FAO 30717604
2005 Market St., Ste. 1200                                    77.40%                              0%
Philadelphia, PA 19103

                                                   Large Cap Growth Fund - Class C

BISYS Fund Services Ohio Inc.
60 State St., Ste. 1300

Boston, MA  02109                                              5.06%                           5.06%

FISERV Securities Inc.
FAO 16797271
2005 Market St., Ste. 1200                                    46.37%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16497376
2005 Market St., Ste. 1200                                     7.78%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16366318
2005 Market St., Ste. 1200                                    15.67%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45669937
2005 Market St., Ste. 1200                                    25.07%                              0%
Philadelphia, PA 19103

                                                    Multi Cap Value Fund - Class C

FISERV Securities Inc.
FAO 45857429
2005 Market St., Ste. 1200                                     5.41%                              0%
Philadelphia, PA 19103

                                            Disciplined Large Cap Value Fund - Class C

FISERV Securities Inc.
FAO 45738605
2005 Market St., Ste. 1200                                    10.31%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44816143
2005 Market St., Ste. 1200                                     5.06%                              0%
Philadelphia, PA 19103

                                                International Equity Fund - Class C

FISERV Securities Inc.
FAO 45218426
2005 Market St., Ste. 1200                                     9.32%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16543123
2005 Market St., Ste. 1200                                    10.05%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16412216
2005 Market St., Ste. 1200                                     5.01%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16914859

2005 Market St., Ste. 1200                                     5.72%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16432870
2005 Market St., Ste. 1200                                     8.59%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16086087
2005 Market St., Ste. 1200                                    17.18%                              0%
Philadelphia, PA 19103

                                                 International GDP Fund - Class C

BISYS Fund Services Ohio Inc.
60 State St., Ste. 1300
Boston, MA 02109                                              86.06%                          86.06%

FISERV Securities Inc.
FAO 30720300
2005 Market St., Ste. 1200                                    13.08%                              0%
Philadelphia, PA 19103

                                                     Worldwide Fund - Class C

FISERV Securities Inc.
FAO 31473054
2005 Market St., Ste. 1200                                     7.43%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16159960
2005 Market St., Ste. 1200                                     6.58%                              0%
Philadelphia, PA 19103

                                                     Balanced Fund - Class C

FISERV Securities Inc.
FAO 44132877
2005 Market St., Ste. 1200                                     7.93%                              0%
Philadelphia, PA 19103

                                              Michigan Municipal Bond Fund - Class C

FISERV Securities Inc.
FAO 31471700
2005 Market St., Ste. 1200                                    23.45%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31478810
2005 Market St., Ste. 1200                                     9.73%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31481619
2005 Market St., Ste. 1200                                    11.29%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 30723563
2005 Market Street, Ste. 1200                                 33.53%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31328038
2005 Market Street, Ste. 1200                                  8.38%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31328062
2005 Market St., Ste. 1200                                     8.32%                              0%
Philadelphia, PA 19103

                                                Ohio Municipal Bond Fund - Class C

FISERV Securities Inc.
FAO 45919559
2005 Market St., Ste. 1200                                    12.07%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44850877
2005 Market St., Ste. 1200                                    18.72%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16400299
2005 Market St., Ste. 1200                                    10.94%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16400280
2005 Market St., Ste. 1200                                    11.11%                              0%
Philadelphia, PA 19103

                                                  Municipal Bond Fund - Class C

FISERV Securities Inc.
FAO 31398578
2005 Market St., Ste. 1200                                    25.75%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31463111
2005 Market St., Ste. 1200                                    15.34%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31397507
2005 Market St., Ste. 1200                                    13.01%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45898868
2005 Market St., Ste. 1200                                    21.12%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.

FAO 16068253
2005 Market St., Ste. 1200                                     6.60%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44212652
2005 Market St., Ste. 1200                                    12.61%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44212497
2005 Market St., Ste. 1200                                     5.05%                              0%
Philadelphia, PA 19103

                                                       Bond Fund - Class C

FISERV Securities Inc.
FAO 16978907
2005 Market St., Ste. 1200                                     9.54%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 16085605
2005 Market St., Ste. 1200                                    10.35%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44228361
2005 Market St., Ste. 1200                                     5.22%                              0%
Philadelphia, PA 19103

                                            Intermediate Municipal Bond Fund - Class C

FISERV Securities Inc.
FAO 31460363
2005 Market St., Ste. 1200                                     8.75%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31413927
2005 Market St., Ste. 1200                                     9.99%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31371710
2005 Market St., Ste. 1200                                    50.39%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31421404
2005 Market Street, Ste. 1200                                  7.85%                              0%
Philadelphia, PA 19103

                                                Intermediate Bond Fund - Class C

Robert W. Baird Co Inc.
AC 3781-3178
777 East Wisconsin Avenue                                     11.31%                              0%
Milwaukee, WI 53202

FISERV Securities Inc.
FAO 16102209
2005 Market St., Ste. 1200                                     6.45%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44816143
2005 Market St., Ste. 1200                                     6.94%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 45894771
2005 Market St., Ste. 1200                                     5.47%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 31473742
2005 Market St., Ste. 1200                                    13.72%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44850151
2005 Market St., Ste. 1200                                     8.14%                              0%
Philadelphia, PA 19103

FISERV Securities Inc.
FAO 44916784
2005 Market St., Ste. 1200                                     5.38%                              0%
Philadelphia, PA 19103

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Fund's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Codes of Ethics

Each of the Trust, Fifth Third Asset Management Inc., Heartland, and Morgan Stanley Investment Management Inc., as investment advisor or investment sub-advisor to one or more Funds, and BISYS Fund Services Limited Partnership ("BISYS"), as distributor of Fund shares, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

                          INVESTMENT ADVISORY SERVICES

Investment Advisors to the Trust

Fifth Third Asset Management Inc. serves as investment advisor to all Funds other than the Large Cap Opportunity Fund. It provides investment advisory services through its Trust and Investment Division. The Trust's advisor to the Large Cap Opportunity Fund is Heartland. Fifth Third Asset Management Inc. and Heartland are wholly-owned subsidiaries of Fifth Third Bancorp.

Neither advisor shall be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Because of the internal controls maintained by Fifth Third Asset Management Inc. and Heartland to restrict the flow of non-public information, a Fund's investments are typically made without any knowledge of Fifth Third Asset Management Inc.'s, Heartland's or any respective affiliates' lending relationship with an issuer.

Approval of Investment Advisory Agreement. The investment advisory agreement (the "Agreement") with Fifth Third Asset Management Inc. was formally considered by the Board of Trustees at a meeting held on April 10, 2002, which included detailed discussions held outside the presence of fund management and the Adviser's personnel. In conducting its review, the Board of Trustees were advised by independent legal counsel. The Board's review addressed a variety of factors including: (1) the nature, quality and extent of services provided to the Funds under the Agreement; (2) the Trust's investment performance and expenses under the Agreement, (3) information comparing the Funds' expenses and investment performance to that of other comparable mutual funds, and (4) the reasonableness of the profitability of Fifth Third Asset Management Inc. with respect to each portfolio of the Trust. In analyzing these factors, the Board reviewed and considered highly detailed expense comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each portfolio to a broad or general universe of funds and to a "peer group" of funds. The Board reviewed staffing information including the recruiting and retainment of qualified professionals.

As disclosed elsewhere in this Statement of Additional Information, Fifth Third Asset Management Inc. has soft dollar arrangements by which brokers provide research to Fifth Third Asset Management Inc. in return for allocating brokerage to such brokers. The Board considered these arrangements. The Board also considered the costs and benefits to affiliates of Fifth Third Asset Management Inc. such as costs and benefits associated with the assumption of duties as custodian to the Trust by Fifth Third Bank. Also considered was the business reputation and financial resources of Fifth Third Asset Management Inc. and its ultimate corporate parent, Fifth Third Bancorp.

Based on its review, the Board of Trustees approved the Investment Advisory Agreement and determined the compensation payable under such agreement to be fair and reasonable and not inconsistent with levels of profitability that had been determined by courts not to be excessive in light of Fifth Third Asset Management Inc.'s services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

Advisory Fees

For their advisory services, the Advisor and Heartland receive annual investment advisory fees as described in the prospectuses. The following shows all investment advisory fees incurred by the Funds and the amounts of those fees that were voluntarily waived or reimbursed by the Advisor or Heartland for the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999 (amounts in thousands):

                                Year ended       Amount       Year ended         Amount       Year ended       Amount
         Fund Name            July 31, 2001   Waived- 2001   July 31, 2000    Waived-2000    July 31, 1999   Waived-1999
---------------------------   -------------   ------------   -------------   -------------   -------------   -----------
Government                      $  275         $   73        $  267          $   56            $  261         $   38
Bond Fund

Bond Fund(***)                   1,013(*)          --         1,876(**)          --             1,673(**)         --

Ohio Municipal Bond                991             --         1,057              --             1,122             79
Fund

Quality Growth Fund              8,897             --         7,067              --             4,920             --

Mid Cap Growth Fund              2,293             --         1,932              --             1,753             --

Balanced Fund                    2,588             --         2,036              --             1,673             --

International                    1,896             --         2,037              --             1,634             --
Equity Fund

Disciplined Large
Cap Value Fund                     906             --         1,081              --             1,311             --

Intermediate Bond                2,220(*)          --         4,416(**)          --             4,743(**)         --
Fund(***)

Intermediate Municipal             728(*)          --         1,423(**)          --             1,555(**)         --
Bond Fund(***)

Large Cap Opportunity Fund         596             79           952              --               586             --

Government Money                 1,956             --         2,274              --             2,789             --
Market Fund

Prime Money Market               3,680            129         2,260             113             1,657             83
Fund

Municipal Money Market Fund        902            811           477             477               185             60*

U.S. Treasury Money              4,032          1,512         3,627           1,269             3,707          1,298
Market Fund

Technology Fund                    604             --            89(****)        --                --             --

Multi Cap Value Fund               553(**)         --           430(**)          --               473(**)         --

Micro Cap Value Fund               287(**)         --           207(**)          --                92(**)         --

Strategic Income                   375(**)         --           320(**)          --               334(**)         --
Fund

Worldwide Fund                     259(**)         --           468(**)          --               180(**)         --

Institutional                      975(*)         366(*)      1,111(**)         439(**)           800(**)        400(**)
Government Money
Market Fund

                                Year ended       Amount       Year ended         Amount       Year ended       Amount
         Fund Name            July 31, 2001   Waived- 2001   July 31, 2000    Waived-2000    July 31, 1999   Waived-1999
---------------------------   -------------   ------------   -------------   -------------   -------------   -----------
Institutional Money                144(*)         109(*)        139(*****)      111(*****)         --             --
Market Fund

Michigan Municipal                 708(*)          --         1,134(**)          --             1,250(**)         --
Money Market Fund

International GDP                2,298(*)          --         4,448(**)          --             4,025(**)         --
Fund

Small Cap Growth                 3,147(*)          --         5,732(**)          --             4,830(**)         --
Fund

Equity Index Fund                1,523(*)         254(*)      2,787(**)         465(**)         2,578(**)        430(**)

Large Cap Core Fund              2,540(*)          --         5,448(**)          --             6,534(**)         --

Short Term Bond Fund               609(*)          --           816(**)          --               772(**)         --

Michigan Municipal                 234(*)          --           441(**)          --               522(**)         --
Bond Fund

Municipal Bond Fund                411(*)          --           742(**)          --               694(**)         --

* Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
**   For the fiscal year ended December 31st.
*** For the Fifth Third Bond Fund, Fifth Third Intermediate Bond Fund, and the Fifth Third Intermediate Municipal Bond Fund, the figures reflect fees received by the current Investment Advisor for the period ended July 31, 2001 and by the former Investment Advisor for the fiscal year ended December 31, 2000 and December 31, 1999.
**** Reflects the period from June 5, 2000 through July 31, 2000.
***** Reflects the period from April 11, 2000 through December 31, 2000.

The investment advisory fees for each of the LifeModel Funds(SM), as a percentage of net assets, are as follows:

Fifth Third LifeModel Conservative Fund(SM)              0.15%
Fifth Third LifeModel Moderately Conservative Fund(SM)   0.15%
Fifth Third LifeModel Moderate Fund(SM)                  0.15%
Fifth Third LifeModel Moderately Aggressive Fund(SM)     0.15%
Fifth Third LifeModel Aggressive Fund(SM)                0.15%

Sub-advisors

Morgan Stanley Investment Management Inc. ("Morgan Stanley") is the sub-advisor to the International Equity Fund under the terms of a Sub-advisory Agreement between Fifth Third Asset Management Inc. and Morgan Stanley.

Sub-advisory Fees

For its sub-advisory services, Morgan Stanley receives an annual sub-advisory fee paid by the Advisor as described in the prospectus.

For the year ended July 31, 1999, Morgan Stanley earned fees from International Equity Fund of $735,375. For the year ended July 31, 2000, Morgan Stanley earned fees of $1,998,111 from the International Equity Fund. For the year ended July 31, 2001, Morgan Stanley earned fees of $853,315 from the International Equity Fund.

Administrative Services

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, provided administrative personnel and services to the Funds for the fees set forth in the prospectuses. The following shows all fees earned by BISYS for providing administrative services to the Funds, and the amounts of those fees that were voluntarily waived, for the years ended July 31, 1999, July 31, 2000, and July 31, 2001 (amounts in thousands):

                                 Year ended       Amount     Year ended         Amount       Year ended      Amount
Fund Name                      July 31, 2001   Waived-2001   July 31, 2000   Waived-2000   July 31, 1999   Waived-1999
----------------------------   -------------   -----------   -------------   -----------   -------------   -----------
Government Bond Fund              $   88        $   51       $   80          $ 49            $   83           $ 46

Bond Fund(***)                       305(*)         --          563(**)        --               501(**)         --

Ohio Municipal Bond Fund             286           106          331            68               358            176

Quality Growth Fund                1,746            --        1,556           252             1,079            290

Mid Cap Growth Fund                  470           108          412           126               385            156

Balanced Fund                        549           195          448           151               367             91

International Equity Fund            346            --          355            --               292             --

Disciplined Large Cap                188            62          237            81               288             75
Value Fund

Intermediate Bond Fund(***)          728(*)          6(*)     1,446(**)        --             1,551(**)         --

Intermediate Municipal Bond          263(*)         --          513(**)        --               559(**)         --
Fund(***)

Large Cap Opportunity Fund           137            14          203            --               129              9

Government Money Market Fund         755           233        1,060           381             1,245            697

Prime Money Market Fund            1,534           809          958           463               741            372

Municipal Money Market Fund          311            --          167            22                66*            37

U.S. Treasury Money Market         1,743         1,007        1,539           907             1,659            927
Fund

Technology Fund                      103            --           14(****)      --

Multi Cap Value Fund                    ^(**)       --          N/A           N/A               N/A            N/A

Micro Cap Value Fund                    ^(**)       --          N/A           N/A               N/A            N/A

Strategic Income Fund                   ^(**)       --          N/A           N/A               N/A            N/A

Worldwide Fund                          ^(**)       --          N/A           N/A               N/A            N/A

Institutional Government             439(*)        166(*)       500(**)       173(**)           360(**)        121(*)
Money Market Fund

Institutional Money Market            65(*)         41(*)        63(*****)     47(*****)         --             --

Fund
----------------------------
Michigan Municipal Money             319(*)        115(*)       510(**)       206(**)           562(**)       250(**)
Market Fund

International GDP Fund               552(*)          7(*)     1,067(**)        --               965(**)        --

Small Cap Growth Fund                812(*)         --        1,474(**)        --             1,240(**)        --

Equity Index Fund                    918(*)        340(*)     1,673(**)       575(**)         1,544(**)       515(**)

Large Cap Core Fund                  656(*)          5(*)     1,402(**)        --             1,678(**)        --

Short Term Bond Fund                 220(*)         --          294(**)        --               277(**)        --

Michigan Municipal Bond Fund          94(*)         --          176(**)        --               209(**)        --

Municipal Bond Fund                  135(*)         --          243(**)        --               227(**)        --

* Reflects the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
**   For the fiscal year ended December 31/st/.
*** For the Fifth Third Bond Fund, Fifth Third Intermediate Bond Fund, and the Fifth Third Intermediate Municipal Bond Fund, the figures reflect fees received by the current Administrator for the period ended July 31, 2001 and by the former Administrator for the fiscal year ended December 31, 2000 and December 31, 1999.
**** Reflects the period from June 5, 2000 through July 31, 2000.
***** Reflects the period from April 11, 2000 through December 31, 2000.
^    Amount less than $500.

Fifth Third Bank performs sub-administration services on behalf of each Fund (other than Funds in existence for less than one year), for which it receives compensation from BISYS Fund Services L.P. For the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999, Fifth Third Bank earned the following sub- administrative fees (Amounts in Thousands):

                                        Year Ended     Year Ended       Year Ended
Fund Name                             July 31, 2001   July 31, 2000   July 31, 1999
-----------------------------------   -------------   -------------   -------------
Government Bond Fund                      $ 19            $ 14            $ 12

   Ohio Municipal Bond Fund               $ 69            $ 48            $ 51

   Quality Growth Fund                    $426            $253            $154

   Mid Cap Growth Fund                    $110            $ 82            $ 55

Balanced Fund                             $124            $ 72            $ 52

   International Equity Fund              $ 73            $ 57            $ 41

   Disciplined Large Cap Value Fund       $ 43            $ 38            $ 41

   Large Cap Opportunity Fund             $ 28            $ 33            $ 18

Government Money Market Fund              $188            $159            $174

   Prime Money Market Fund                $353            $162            $104

Municipal Money Market Fund               $ 69            $ 27            $ 11

U.S. Treasury Money Market Fund           $386            $256            $232

Technology Fund                           $ 23            $  0(*)          N/A

Multi Cap Value Fund                      $  2(**)         N/A(**)         N/A

Micro Cap Value Fund                      $  1(**)         N/A(**)         N/A

Strategic Income Fund                     $  1(**)         N/A(**)         N/A

Worldwide Fund                            $  1(**)         N/A(**)         N/A

*    Reflects the period from June 5, 2000 through July 31, 2000.
**   Reflects the fiscal year ended December 31, 2001.

Custody of Fund Assets

Under the custodian agreement, Fifth Third Bank holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Pursuant to an agreement with Fifth Third Bank, The Bank of New York acts as the International Equity Fund's sub-custodian for foreign assets held outside the United States and employs sub-custodians. Fees for custody services are based upon the market value of Fund securities held in custody plus out-of-pocket expenses. For the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999, those fees were approximately $487,000, $503,000, and $510,000, respectively.

Transfer Agent and Dividend Disbursing Agent

Fifth Third Bank serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. Fifth Third Bank also maintains the Trust's accounting records. The fee paid for this service is based upon the level of the Funds' average net assets for the period plus out-of-pocket expenses. The following shows all fees earned by Fifth Third Bank for providing transfer agency and dividend disbursing agency services for the years ended July 31, 2001, July 31, 2000, and July 31, 1999 (amounts in thousands):

                                    Year ended       Year ended      Year ended
            Fund Name              July 31, 2001   July 31, 2000   July 31, 1999
--------------------------------   -------------   -------------   -------------
Government Bond Fund                 $ 26             $ 14             $ 16

Ohio Municipal Bond Fund             $ 51             $ 19             $ 44

Quality Growth Fund                  $275             $ 95             $ 90

Mid Cap Growth Fund                  $ 84             $ 45             $ 51

Balanced Fund                        $ 99             $ 50             $ 32

International Equity Fund            $ 74             $115             $ 73

Disciplined Large Cap Value Fund     $ 41             $ 25             $ 30

Large Cap Opportunity Fund           $ 46             $ 31             $ 38

Government Money Market Fund         $117             $ 24             $285

Prime Money Market Fund              $173             $ 34             $ 23

Municipal Money Market Fund          $ 46             $ 25             $ 52

U.S. Treasury Money Market Fund      $192             $ 43             $ 35

Technology Fund                      $ 28             $  3(*)           N/A

Multi Cap Value Fund                 $  3(**)           N/A             N/A

Micro Cap Value Fund                 $  1(**)           N/A             N/A

Strategic Income Fund                $  2(**)           N/A             N/A

Worldwide Fund                       $  1(**)           N/A             N/A

*    Reflects the period from June 5, 2000 through July 31, 2000.
**   Reflects the fiscal year ended December 31, 2001.

BISYS serves as the sub-transfer agent for the Funds. The fee paid for this service is based upon the level of the Fund's average daily net assets ("asset based fee") plus out-of-pocket expenses. In the event that the combined net assets of all of the Funds fall below $3.5 billion at any time during the period, the fee paid shall be the sum of the asset-based fee and an account-based fee.

Legal Counsel

Ropes & Gray, Suite 800 East, One Franklin Square, 1301 K Street, N.W., Washington, D.C. 20005 is counsel to the Funds.

                             BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor, the Subadvisor and Heartland look for prompt execution of the order at a favorable price. In working with dealers, the Advisor, the Subadvisor and Heartland will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Advisor, the Subadvisor and Heartland make decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees.

The Advisor, the Subadvisor and Heartland may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Advisor, the Subadvisor and Heartland and may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations, and similar services.

The Advisor, the Subadvisor and Heartland and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal year ended July 31, 2001, the Funds paid brokerage commissions in exchange for the brokerage and research services described above in the following amounts:
Balanced, $15,432 of the $157,034 total brokerage commissions paid; Mid Cap Growth, $32,822 of the $157,457 total brokerage commissions paid; Quality Growth, $45,160 of the $520,588 total brokerage commissions paid; Disciplined Large Cap Value, $11,386 of the $41,173 total brokerage commissions paid; Technology, $13,985 of the $49,925 total brokerage commissions paid; Large Cap Opportunity, $192,514 of the $283,694 total brokerage commissions paid; U.S. Government Bond, $535 of the $710 total brokerage commissions paid. For the fiscal year ended July 31, 2000, the Funds paid brokerage commissions in exchange for the brokerage and research services described above in the following amounts: Technology, $7,365 of the $35,245 total brokerage commissions paid; Balanced, $27,012 of the $124,465 total brokerage commission paid; Disciplined Cap Large Value $49,230 of the $171,911 total brokerage commissions paid; Mid Cap Growth, $69,677 of the $243,226 total brokerage commissions paid; Municipal, $14,498 of the $14,498 total brokerage commissions paid; Large Cap Opportunity, $105,572 of the $150,161 total brokerage commissions paid; and Quality Growth, $53,138 of the $347,918 total brokerage commissions paid. For the fiscal year ended July 31, 1999, the Funds paid brokerage commissions in exchange for brokerage and research services described above in the following amounts: Ohio Municipal Bond, $2,767 of the $2,767 total brokerage commissions paid; Quality Growth, $87,290 of the $438,887 total brokerage commissions paid; Mid Cap Growth, $44,181 of the $309,794 total brokerage commissions paid; Balanced, $26,749 of the $142,315 total brokerage commissions paid; Disciplined Large Cap Value, $67,699 of the $263,461 total brokerage commissions paid; Intermediate Bond Fund, $700 of the $700 total brokerage commissions paid; Intermediate Municipal Bond, $2,740 of the $2,740 total brokerage commissions paid; and Large Cap Opportunity, $134,823 of the $134,823 total brokerage commissions paid.

For the fiscal year ended December 31, 2001, the following Funds paid brokerage commissions to an affiliate, Fifth Third Securities, Inc. in the following amounts: Multi Cap Value Fund, $190,321; Micro Cap Value Fund, $96,511; Strategic Income Fund, $74,219; and Worldwide Fund, $84,645. 100% of all commissions paid by the Funds for the year ended December 31, 2001, were paid to Fifth Third Securities Inc. For the fiscal years ended December 31, 2000 and December 31, 1999, Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of the Funds were offered, received the following brokerage commissions: $283,201 and $277,638, respectively, for the Multi Cap Value Fund; $130,292 and $138,625, respectively, for the Strategic Income Fund; $0 and $30,281, respectively, for the Worldwide Fund; and $202,579 and $64,128, respectively, for the Micro Cap Value Fund. MSC, a wholly-owned subsidiary of Resource Management Inc., was an affiliated broker of the Funds.

Research services provided by brokers may be used by the Advisor, the Subadvisor and Heartland in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Advisor, the Subadvisor and Heartland or their affiliates might otherwise have paid, it would tend to reduce their expenses.

Allocation of transactions, including their frequency, to various dealers is determined by each of the Advisor, the Subadvisor and Heartland in its best judgment and in a manner deemed fair and reasonable to shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in
Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Advisor, the Subadvisor and Heartland and does not reduce the advisory fees payable to the Advisor, the Subadvisor or Heartland. Such information may be useful to the Advisor, the Subadvisor or Heartland in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor, the Subadvisor or Heartland in carrying out its obligations to the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, the Subadvisor and Heartland, the Advisor, the Subadvisor and Heartland may invest Fund assets in the same securities and at the same time as they invest assets of other accounts that they manage. When one of the Funds and one or more other accounts managed by the Advisor, the Subadvisor and Heartland are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor, the Subadvisor and Heartland to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

During the fiscal year ended July 31, 2001, the Funds acquired securities of the Funds' regular brokers or dealers or their parents as follows:

                    SECURITIES OF THE FUNDS' BROKERS/DEALERS

                   Fund                            Security         Principal/Shares   Market Value
------------------------------------------   --------------------   ----------------   ------------
U.S. Treasury Money Market Fund                  Bear Stearns         $ 50,000,000     $ 50,000,000
                                                Credit Suisse         $130,000,000     $130,000,000
                                             Salomon Smith Barney     $ 50,000,000     $ 50,000,000
Prime Money Market Fund                         Credit Suisse         $ 25,000,000     $ 24,980,344
                                                Merrill Lynch         $ 58,215,000     $ 58,507,278
Balanced Fund                                      Lehman             $  3,000,000     $  3,245,403
Bond Fund                                          Lehman             $  4,000,000     $  4,065,068
                                                 First Union          $  4,125,000     $  4,331,250
Intermediate Bond Fund                             Lehman             $  7,000,000     $  7,713,503
                                                 First Union          $  5,000,000     $  5,362,500
Large Cap Opportunity Fund                      Merrill Lynch               21,754     $  1,179,937
International Equity Fund                       Credit Suisse                3,090     $    523,250
Large Cap Core Fund                              First Union                53,000     $  1,876,200
                                                Merrill Lynch               53,400     $  2,896,416
                                                Morgan Stanley              73,200     $  4,378,824
Equity Index Fund                                Bear Stearns                8,187     $    476,074
                                                 First Union                76,170     $  2,696,418
                                                Merrill Lynch               65,200     $  3,536,448
                                                Morgan Stanley              86,432     $  5,170,362
Short Term Bond Fund                             Bear Stearns         $  3,000,000     $  3,063,750
                                                 First Union          $  5,000,000     $  5,262,500
                                                Merrill Lynch         $  5,000,000     $  5,137,500
Institutional Government Money Market Fund      Morgan Stanley        $ 65,000,000     $ 65,000,000
Institutional Money Market Fund                 Merrill Lynch         $  3,100,000     $  3,123,218

Brokerage commissions paid by the Funds in secondary trading are as follows:

                                      Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
Fund Name                               July 31, 2001       July 31, 2000       July 31, 1999
-----------------------------------   -----------------   -----------------   -----------------
   Government Bond Fund                   $    710               N/A                 N/A

   Ohio Municipal Bond Fund                  N/A                 N/A              $  2,768

   Quality Growth Fund                    $520,588            $347,918            $405,487

   Mid Cap Growth Fund                    $157,457            $243,226            $313,878

Balanced Fund                             $157,034            $124,465            $145,176

   International Equity Fund              $ 79,097            $ 34,299            $114,330

   Disciplined Large Cap Value Fund       $ 41,173            $171,911            $281,046

   Large Cap Opportunity Fund             $283,694            $150,161            $141,898

Government Money Market Fund                 N/A                 N/A                 N/A

   Prime Money Market Fund                $    450               n/a                 n/a

Municipal Money Market Fund                  N/A                 N/A                 N/A

U.S. Treasury Money Market Fund              N/A                 N/A                 N/A

Technology Fund                           $ 49,925            $ 35,245               N/A

                                PURCHASING SHARES

Shares of the Funds are sold at their net asset value, less any applicable sales charge, on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing Advisor Shares, Class A Shares, Service Shares, Class B Shares, Class C Shares or Institutional Class Shares of the Funds is explained in the prospectus for such Fund and Class under "Investing in the Funds."

Distribution Plan and Administrative Services Agreement

With respect to Advisor Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares of the Funds, the Trust has adopted a Plan pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares; preparing printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, the distributor may enter into agreements to pay fees to brokers for distribution and administrative support services and to other participating financial institutions and persons for distribution assistance and support services to the Funds and their shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Funds' transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of shares and prospective shareholders.

The Trustees expect that the Plan will result in the sale of a sufficient number of shares so as to allow a Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objectives.

Pursuant to the Plan, with respect to Class A Shares and Service Shares, the Funds which offer Class A Shares and Service Shares are authorized to compensate the distributor at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares or Service Shares of each applicable Fund held during the month.

Advisor Shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the applicable Fund, which the Distributor may use for shareholder servicing and distribution.

Pursuant to the Plan, with respect to Class B Shares, the Funds which offer Class B Shares are authorized to compensate the distributor at the annual rate of up to 1.00% of the average aggregate net asset value of the Class B Shares of each applicable Fund held during the month. Class B Shares are new and the Funds have not accrued or paid any 12b-1 fees for these shares.

Pursuant to the Plan, with respect to Class C Shares, the Funds are authorized to compensate the distributor at the annual rate of up to 0.75% of the average aggregate net asset value of the Class C Shares of each applicable Fund held during the month. For the fiscal year ended July 31, 2001, the distributor received $233,000 pursuant to the Plan. For the fiscal year ended July 31, 1999, the distributor received $119,000 pursuant to the Plan.

With respect to Class C Shares, the Trust may enter into an Administrative Service Agreement to permit the payment of fees of up to 0.25% to financial institutions, including Fifth Third Bank, to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. Benefits to shareholders of Class C Shares of the Funds may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended July 31, 2001, the Funds paid $70,000 to Fifth Third Bank to compensate FISERV Securities Inc. for providing administrative services to Class C Shares of the Funds.

Purchases with Proceeds from Redemptions of Unaffiliated Mutual Fund Shares

Investors may purchase Class A Shares of the Funds at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated mutual fund that is not a money market or stable net asset value fund. If the purchase of Class A Shares is made with proceeds from the redemption of mutual fund shares that were not sold with a sales charge or commission, the investor must have held such mutual fund shares for at least 90 days to be eligible for the purchase of Class A Shares at net asset value. The purchase must be made within 60 days of the redemption, and the Funds must be notified by the investor in writing, or by his financial institution, at the time the purchase is made.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B Shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A Shares of the Fund at the end of eight years following the issuance of such shares, consequently, they will no longer be subject to the higher expenses borne by Class B Shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A Shares than the shares so converted.

Conversion to Federal Funds

It is the Funds' policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Fifth Third Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Exchanging Securities for Fund Shares

Investors may exchange securities they already own for shares of a Fund or they may exchange a combination of securities and cash for Fund shares. Any securities to be exchanged must, in the opinion of the Advisor, meet the investment objective and policies of each Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Fifth Third Bank. A Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by the Advisor.

A Fund values such securities in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of shares of a Fund on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of a Fund, along with the securities.

Payments to Dealers

Authorized broker-dealers, financial institutions and other financial intermediaries who sell shares of Fifth Third Funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. Such compensation is paid by the Distributor using money from sales charges, distribution/service (12b-1) fees and its other resources. From time to time, the distributor may elect to pay up to the following amounts:

Purchase Amount                         Load/Sales Charge   Dealer Reallowance
-------------------------------------   -----------------   ------------------
Less than $50,000                             5.00%               4.25%
$50,000 but less than $100,000                4.50%               4.00%
$100,000 but less than $250,000               3.50%               3.00%
$250,000 but less than $500,000               2.50%               2.00%
$500,000 but less than $1,000,000             2.00%               1.70%
$1,000,000 but less than $5,000,000*          0.00%               1.00%
$5,000,000 but less than $25,000,000*         0.00%               0.75%
$25,000,000 or more*                          0.00%               0.50%

A finder's fee may be paid for Class A Shares only . The load/sales charge represents the amount a shareholder pays to purchase the Class A Shares, and the dealer reallowance represents the commission paid to the selling broker/dealer. The Distributor will retain the 12b-1 fee for 12 months and begin paying the 0.25% 12b-1 fee to the broker/dealer in the 13th month. If a finder's fee is paid to a selling broker/dealer, there will be 1% contingent deferred sales charge ("CDSC") for a period of 18 months.

* A 1% contingent deferred sales charge shall apply on any portion redeemed within 18 months of purchase. Such charge will be applied to the value of the assets redeemed at the time of purchase or at the time of redemption, whichever is lower. Payment is available to those financial professionals with an agreement with the distributor which provides for such payment. The distributor currently imposes no additional conditions on an any financial professional to amend its agreement with the distributor to provide for such payment.

Under certain circumstances the Distributor and/or the Advisor may use its own funds to compensate broker-dealers, financial institutions, and intermediaries in amounts that are additional to the amounts paid by the distributor. For purchases of over $1,000,000, the Distributor pays broker/dealers, out of its own assets, a fee of up to 1.00% of the offering price on purchases up to $5,000,000, 0.50% on purchases up to $25,000,000, and 0.25% on purchases exceeding $25,000,000.

Brokers and agents may charge a transaction fee on the purchase or sale of shares by shareholders.

                                REDEEMING SHARES

Shares are redeemed at the next computed net asset value after a Fund receives the redemption request, less any contingent deferred sales charge. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although the Funds do not charge for telephone redemptions, they reserve the right to charge a fee for the cost of wire-transferred redemptions.

Class A Shares and Class C Shares redeemed within one (1) year of purchase and Class B Shares redeemed within six (6) years of purchase may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be reduced with respect to a particular shareholder where a financial institution selling Class B and/or Class C Shares elects not to receive a commission from the distributor with respect to its sale of such shares.

Redemption in Kind

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

Postponement of Redemptions

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

                           DETERMINING NET ASSET VALUE

Net asset values of the Funds generally may change each day. The days on which net asset values are calculated by the Funds are described in the prospectuses. The Money Market Funds attempt to maintain a net asset value per share of $1.00.

Determining Market Value of Securities

The value of the Funds' portfolio securities (with the exception of the Money Market Funds) are determined as follows:

..    according to the last sale price on a national securities exchange, if available;

..    in the absence of recorded sales for listed securities, according to the mean between the last available bid and asked prices;

..    for unlisted securities, valued at the mean of their latest bid and ask prices;

..    for short-term obligations, according to the mean between bid and asked prices except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; or

..    for all other securities, at fair value as determined in good faith by the
     Board of Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Funds will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

Valuing Municipal Bonds

With respect to the Ohio Municipal Bond Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, and Intermediate Municipal Bond Fund, the Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.

Use of Amortized Cost

The Trustees have decided that the fair value of debt securities authorized to be purchased by the Funds with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Trustees continually assess this method of valuation and recommend changes where necessary to assure that the Funds' portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

Monitoring Procedures

For the Money Market Funds, the Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market values. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions

SEC rules require that a money market fund limit its investments to instruments that, in the opinion of the Trustees or their delegate, present minimal credit risks and if rated, have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality. Shares of investment companies purchased by a Money Market Fund will meet these same criteria and will have investment policies consistent with the Rule. The Rule also requires a money market fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by a Money Market Fund. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

A Money Market Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of a Money Market Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of a Money Market Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of regular trading on the NYSE. In computing the net asset value, the Funds (other than the Money Market Funds) value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                   TAX STATUS

Qualification as a Regulated Investment Company

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and
(c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS

The use of a fund-of-funds structure can affect the amount, timing and character of distributions to shareholders. For example, a Fund of Funds will not be able to offset gains realized by one Underlying Fund in which such Fund of Funds invests against losses realized by another Underlying Fund in which such Fund of Funds invests.

Depending on a Fund of Fund's percentage ownership in an Underlying Fund, both before and after a redemption, a redemption of shares of an Underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. The operation of the "wash sale" rules may also defer losses realized when a Fund of Funds redeems shares of an Underlying Fund at a loss and invests in shares of the same Underlying Fund within 30 days (on either side) of such sale.

Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by an Underlying Fund in which such Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to their own shareholders (see "Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions"). Funds of funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds of Funds will not invest in underlying funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Distributions

Each Fund will distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gains, regardless of how long a Shareholder has held Fund shares. Distributions of taxable income or capital gains are taxable to Fund Shareholders whether received in cash or in Fund shares through automatic reinvestment.

Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Exempt-Interest Dividends

A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A Fund which is qualified to pay exempt-interest dividends will inform investors following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax advisor about state and local tax matters.

Municipal Bond, Municipal Money Market, and Tax-Exempt Funds

As described in the prospectus for the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, the Fifth Third Ohio Municipal Bond Fund, the Fifth Third Ohio Tax Exempt Money Market Fund, the Fifth Third Municipal Bond Fund, the Fifth Third Municipal Money Market Fund, and the Fifth Third Intermediate Municipal Bond Fund, such Funds are designed to provide investors with tax-exempt interest income. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. Shares of these Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, these Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's Shareholders in connection with the Fund's dividends received by them. Because funds of funds cannot pass through credits or deductions for foreign taxes paid, the Funds of Funds do not intend to make this election if it is available. In this case, Shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such Shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex- dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Selling Shares

Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund Shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or
(ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). For taxable years beginning after December 31, 2000, the maximum capital gain tax rate for capital assets (including Fund Shares) held by a non-corporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and Shareholders should consult their tax advisors before making such an election.

Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund Shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund Shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

Hedging

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Discount Securities

A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.

The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                             PERFORMANCE INFORMATION

Total Return

                              Institutional Shares
                          Average Annual Total Returns
                       For the Period Ended July 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
------------------------------------------   ------   -------   --------   ---------
Quality Growth Fund                          -19.93%   16.02%     13.32%      15.12%
Disciplined Large Cap Value Fund               2.18%   12.56%     10.67%      13.16%
Large Cap Opportunity Fund                   -31.27%    8.51%     10.08%      12.30%
Balanced Fund                                -11.64%   12.51%     11.07%      14.40%
Mid Cap Growth Fund                           -9.94%   14.52%     11.80%      14.17%
International Equity Fund                    -17.61%    5.17%       N/A        4.76%
Intermediate Bond Fund                        12.16%    6.80%       N/A        6.20%
Bond Fund                                     13.54%    7.66%       N/A        7.64%
U.S. Government Bond Fund                     11.10%    6.48%      5.83%       6.17%
Intermediate Municipal Bond Fund               8.57%    5.49%       N/A        5.32%
Ohio Municipal Bond Fund                       8.28%    4.98%      5.29%       5.06%
Technology Fund                              -46.65%     N/A        N/A      -42.96%
Government Money Market Fund                   5.23%    5.05%      4.56%       4.56%
Prime Money Market Fund                        5.41%    5.21%      4.65%       5.18%
Municipal Money Market Fund                    3.44%    2.99%      2.72%       3.65%
U.S. Treasury Money Market Fund                5.30%    5.16%      4.63%       5.29%
Institutional Government Money Market Fund     5.39%     N/A        N/A        5.26%
Institutional Money Market Fund                5.65%     N/A        N/A        5.84%
Michigan Municipal Money Market Fund           3.37%    3.20%      2.99%       3.01%
International GDP Fund                       -24.47%    1.93%       N/A        6.67%
Small Cap Growth Fund                         -8.20%   10.42%       N/A       12.09%
Equity Index Fund                            -14.57%   14.81%       N/A       14.54%
Large Cap Core Fund                          -15.49%   11.94%       N/A       12.89%
Short Term Bond Fund                          10.04%    6.32%       N/A        5.48%
Michigan Municipal Bond Fund                   7.34%    4.69%       N/A        4.39%
Municipal Bond Fund                            9.89%    6.07%       N/A        6.12%

                              Institutional Shares
                           Average Annual Total Return
                     For the Period Ended December 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
---------------------                        ------   -------   --------   ---------
Multi Cap Value Fund                           7.91%   12.08%     13.90%      13.10%
Micro Cap Value Fund                          22.90%     N/A        N/A        9.71%
Strategic Income Fund                         13.12%    7.52%      7.43%       7.93%
Worldwide Fund                               -11.53%   11.12%       N/A       10.96%

                                 Class A Shares
                          Average Annual Total Returns
                       For the Period Ended July 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
------------------------------------         ------   -------   --------   ---------
Quality Growth Fund                          -24.13%   14.68%     12.66%      14.76%
Disciplined Large Cap Value Fund              -3.27%   11.22%     10.01%      12.79%
Large Cap Opportunity Fund                   -34.87%    7.25%      9.44%      11.90%
Balanced Fund                                -16.23%   11.19%     10.42%      14.04%
Mid Cap Growth Fund                          -14.68%   13.15%     11.13%      13.76%
International Equity Fund                    -21.97%    3.91%       N/A        3.86%
Intermediate Bond Fund                         6.41%    5.45%       N/A        5.33%
Bond Fund                                      7.51%    6.35%       N/A        6.50%
U.S. Government Bond Fund                      5.25%    5.25%      5.21%       5.78%
Intermediate Municipal Bond Fund               2.85%    4.15%       N/A        4.47%
Ohio Municipal Bond Fund                       2.65%    3.77%      4.68%       4.64%
Technology Fund                              -48.34%     N/A        N/A      -45.53%
Government Money Market Fund                   5.02%    4.93%      4.49%       4.49%
Prime Money Market Fund                        5.14%    5.06%      4.54%       5.04%
Municipal Money Market Fund                    3.37%    2.97%      2.71%       3.65%
Michigan Municipal Money Market Fund           3.19%    3.16%       N/A        2.93%
International GDP Fund                       -28.53%    0.58%       N/A        5.74%
Small Cap Growth Fund                        -12.94%    9.06%       N/A       10.52%
Equity Index Fund                            -19.05%   13.36%       N/A       13.42%
Large Cap Core Fund                          -19.90%   10.53%       N/A       11.72%
Short Term Bond Fund                           4.37%    5.09%       N/A        4.71%
Michigan Municipal Bond Fund                   1.88%    3.47%       N/A        3.58%
Municipal Bond Fund                            4.22%    4.71%       N/A        5.01%

                                 Class A Shares
                           Average Annual Total Return
                     For the Period Ended December 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
--------------------                         ------   -------   --------   ---------
Multi Cap Value Fund                           2.69%   10.85%     13.26%      12.59%
Micro Cap Value Fund                          16.64%     N/A        N/A        8.10%

                                 Class B Shares
                          Average Annual Total Returns
                       For the Period Ended July 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
--------------------------------             ------   -------   --------   ---------
Quality Growth Fund                          -24.67%   14.78%     12.41%      14.23%
Disciplined Large Cap Value Fund              -3.68%   11.33%      9.76%      12.29%
Large Cap Opportunity Fund                   -35.26%    7.25%      9.19%      11.43%
Balanced Fund                                -16.35%   11.24%     10.16%      13.52%
Mid Cap Growth Fund                          -14.71%   13.22%     10.86%      13.27%
International Equity Fund                    -21.89%    3.90%       N/A        3.86%
Intermediate Bond Fund                         5.96%    5.41%       N/A        5.13%
Bond Fund                                      7.39%    6.27%       N/A        6.56%
Intermediate Municipal Bond Fund               2.52%    4.11%       N/A        4.27%
Ohio Municipal Bond Fund                       1.46%    3.55%      4.35%       4.17%
Technology Fund                              -48.74%     N/A        N/A      -45.46%
Prime Money Market Fund                       -0.86%    3.89%      3.84%       4.63%
International GDP Fund                       -29.00%    0.52%       N/A        5.61%
Small Cap Growth Fund                        -13.68%    9.05%       N/A       10.99%
Equity Index Fund                            -19.66%   13.43%       N/A       13.41%
Large Cap Core Fund                          -20.50%   10.56%       N/A       11.77%
Michigan Municipal Bond Fund                   1.25%    3.29%       N/A        3.36%
Municipal Bond Fund                            3.85%    4.70%       N/A        5.09%

                                 Class B Shares
                           Average Annual Total Return
                     For the Period Ended December 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
--------------------                         ------   -------   --------   ---------
Multi Cap Value Fund                           1.88%   11.05%     13.35%      12.66%
Micro Cap Value Fund                          16.68%     N/A        N/A        8.18%

                                 Class C Shares
                           Average Annual Total Return
                       For the Period Ended July 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
--------------------------------             ------   -------   --------   ---------
Quality Growth Fund                          -20.71%   15.11%     12.46%      14.25%
Disciplined Large Cap Value Fund               1.20%   11.69%      9.83%      12.30%
Large Cap Opportunity Fund                   -31.97%    7.33%      9.06%      11.35
Balanced Fund                                -12.47%   11.65%     10.24%      13.55%
Mid Cap Growth Fund                          -10.95%   13.57%     10.93%      13.30%
International Equity Fund                    -18.39%    4.41%       N/A        4.18%
Intermediate Bond Fund                         9.96%    5.74%       N/A        5.13%
Bond Fund                                     11.39%    6.58%       N/A        6.56%
U.S. Government Bond Fund                      9.98%    5.57%      4.98%       5.34%
Intermediate Municipal Bond Fund               6.52%    4.45%       N/A        4.27%
Ohio Municipal Bond Fund                       7.31%    4.19%      4.48%       4.26%
Technology Fund                              -46.65%     N/A        N/A      -43.53%
International GDP Fund                       -26.01%    0.91%       N/A        5.61%
Small Cap Growth Fund                        -10.05%    9.34%       N/A       10.99%
Equity Index Fund                            -16.27%   13.67%       N/A       13.41%
Large Cap Core Fund                          -17.15%   10.82%       N/A       11.77%
Michigan Municipal Bond Fund                   5.25%    3.64%       N/A        3.36%
Municipal Bond Fund                            7.85%    5.03%       N/A        5.09%

                                 Class C Shares
                           Average Annual Total Return
                     For the Period Ended December 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
---------------------                        ------   -------   --------   ---------
Multi Cap Value Fund                           6.85%   11.30%     13.22%      12.45%
Micro Cap Value Fund                          21.88%     N/A        N/A        8.83%
Strategic Income Fund                         11.80%    6.69%      6.76%       7.31%
Worldwide Fund                               -12.49%   10.04%       N/A       10.11%

                                 Advisor Shares
                           Average Annual Total Return
                       For the Period Ended July 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
-----------------------                      ------   -------   --------   ---------
Quality Growth Fund                          -20.36%   15.56%     12.96%      14.81%
Balanced Fund                                -12.07%   12.07%     10.71%      14.10%
Mid Cap Growth Fund                          -10.37%   14.04%     11.42%      13.81%
Bond Fund                                     13.03%    7.13%       N/A        7.10%
Technology Fund                              -45.73%     N/A        N/A      -43.17%
Prime Money Market Fund                        4.79%    4.67%      4.13%       4.65%
Small Cap Growth Fund                         -8.64%    9.89%       N/A       11.54%
Equity Index Fund                            -15.00%   14.24%       N/A       13.97%
Municipal Bond Fund                            9.42%    5.55%       N/A        5.62%

                                 Advisor Shares
                           Average Annual Total Return
                     For the Period Ended December 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
---------------------                        ------   -------   --------   ---------
Multi Cap Value Fund                           7.47%   11.86%     13.78%      13.01%
Micro Cap Value Fund                          22.22%     N/A        N/A        9.35%
Strategic Income Fund                         12.64%    7.27%      7.31%       7.85%
Worldwide Fund                               -11.86%   10.64%       N/A       10.68%

                                 Service Shares
                           Average Annual Total Return
                       For the Period Ended July 31, 2001

                                                                             Since
Fund Name                                    1 Year   5 Years   10 Years   Inception
-------------------------------              ------   -------   --------   ---------
U.S. Treasury Money Market Fund                4.92%    4.88%      4.36%       5.02%
Institutional Money Market Fund                5.38%     N/A        N/A        5.57%

Yield

In addition to total returns, the Funds may advertise yields for each of the share classes. The 30-day SEC yield for the 30 days ended July 31, 2001 were as follows:

                                   Institutional   Class A   Class B   Class C
Fund Name                            Shares        Shares     Shares   Shares
--------------------------------   -------------   -------   -------   -------
Intermediate Bond Fund                  4.87%       4.62%      N/A       N/A
Bond Fund                               5.13%       4.88%      N/A       N/A
U.S. Government Bond Fund               4.38%       3.93%      N/A      3.38%
Intermediate Municipal Bond Fund        3.24%       3.00%      N/A       N/A
Ohio Municipal Bond Fund                3.49%       3.10%     2.49%     2.49%
Short Term Bond Fund                    4.51%       4.36%      N/A       N/A
Michigan Municipal Bond Fund            3.26%       3.11%      N/A       N/A
Municipal Bond Fund                     3.65%       3.40%      N/A       N/A

For each share class, the yield for a Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

Tax-Equivalent Yield

The Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund may also advertise tax- equivalent yield. The tax-equivalent yield for the Ohio Municipal Bond Fund for the 30-day period ended July 31, 2001, was 5.73% for the Institutional shares, 5.09% for the Class A shares, and 4.09% for the Class C shares, while the tax-equivalent yield for the Intermediate Municipal Bond Fund for the 30-day period ended July 31, 2001, was 5.32% for the Institutional shares and 4.93% for the Class A shares. The tax-equivalent yield for the Michigan Municipal Bond Fund for the 30-day period ended July 31, 2001, was 5.35% for the Institutional shares, 5.11% for the Class A shares, while the tax- equivalent yield for the Municipal Bond Fund for the 30-day period ended July 31, 2001, was 5.99% for the Institutional shares and 5.58% for the Class A shares. The tax-equivalent yield of a Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 39.1% tax rate and assuming that income is 100% tax-exempt.

                             PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates and market value of portfolio securities; changes in each Fund's expenses; and various other factors.

Each Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return as described above.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

..    Dow Jones Industrial Average (the "DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole. (Quality Growth, Balanced, Mid Cap Growth, and Disciplined Large Cap Value Funds)

..    Europe, Australia, and Far East ("EAFE") is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. EAFE is monitored by Capital International, S.A., Geneva, Switzerland. (International Equity Fund)

..    Lehman Muni Bond Index is a broad-based total return index comprised of
     8,000 investment grade, fixed-rate, tax-exempt municipal bonds, with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weights are updated monthly, with a one-month lag.

..    Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank and the Bank for Co-Operatives; foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a Fitch rating of BBB. (Balanced, Bond and Intermediate Bond Funds)

..    Lehman Brothers 5-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities not less than four years but no more than six years, are investment grade and are selected from issues larger than $50 million dated since 1984. (Ohio Municipal Bond and Municipal Bond Funds)

..    Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation, and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. (Government Securities, Balanced, Bond, and Intermediate Bond Funds)

..    Lehman Brothers Government/Credit (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc., the index calculates total returns for one-month, three- month, twelve-month and ten-year periods and year-to-date. (Government Bond, Balanced, Bond, and Intermediate Bond Funds)

..    Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. (Balanced, Bond, Government Bond, and Intermediate Bond Funds)

..    Lehman Brothers 7-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities between seven and eight years, are investment grade and are selected from issues larger than $50 million dated since 1984. (Ohio Municipal Bond and Municipal Bond Funds)

..    Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the applicable funds category in advertising and sales literature. (All Funds)

..    Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and
     4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one-, three-, six-, and twelve-month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation. (Government Bond Fund)

..    Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, non-convertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better). (Balanced, Bond, and Intermediate Bond Funds)

..    Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, non-convertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better). (Balanced, Bond and Intermediate Bond Funds)

..    Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date. (Government Bond Fund)

..    Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date. (Government Bond Fund)

..    Morningstar, Inc., an independent rating service, is the publisher of the bi- weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. (All Funds)

..    Salomon Brothers AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high-grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and issued by companies in industry, public utilities, and finance. (Balanced, Bond, and Intermediate Bond Funds)

..    Salomon Brothers 3-5 Year Government Index quotes total returns for U.S.
     Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1. (Government Bond Fund)

..    S&P/BARRA Growth Index is a sub-index of the S&P 500 composite index of common stocks. The index represents approximately fifty percent of the S&P 500 market capitalization and is comprised of those companies with higher price-to- book ratios (one distinction associated with "growth stocks"). The index is maintained by S&P in conjunction with BARRA, an investment technology firm. (Quality Growth, Balanced, Mid Cap Growth, and Disciplined Large Cap Value Funds)

..    S&P Mid Cap Growth 400 Index is comprised of the 400 common stocks issued by medium- sized domestic companies whose market capitalizations range from $200 million to $5 billion. The stocks are selected on the basis of the issuer's market size, liquidity and industry group representation. (Mid Cap Growth Fund)

..    Standard & Poor's Ratings Group Daily Stock Price Indices of 500 and 400
     Common Stocks are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P indices assume reinvestment of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures. (Quality Growth, Balanced, Mid Cap Growth, Large Cap Opportunity, and Disciplined Large Cap Value Funds)

..    Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 index of common stocks. The Mid Cap 750 index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization. The index ranges in market capitalization from $400 million to $1.7 billion. (Mid Cap Growth Fund)

..    Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

..    Lehman Brothers Three-Year General Obligation Municipal Bond Index is an
     unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

..    Lehman Brothers Five-Year General Obligation Municipal Bond Index is an
     unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities of not less than four years but no more than six years.

..    Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of
     U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

..    Lehman Brothers Intermediate Credit Index is an unmanaged index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities from one to ten years.

..    Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of intermediate-term government bonds.

..    Lehman Brothers Long Government/Credit Bond Index is an unmanaged index comprised of U.S. treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, non convertible investment grade, dollar denominated, SEC-registered corporate debt.

..    Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalizations ranges.

..    Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

..    Morgan Stanley Capital International Europe Index is an unmanaged index of
     European stocks. The Morgan Stanley Capital International (MSCI) Indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24countries for which there are MSCI national indices. The indices are capitalization weighted.

..    Morgan Stanley Capital International Pacific Rim Index is an unmanaged index of stocks in the Pacific Rim region. The Morgan Stanley Capital International (MSCI) Indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted.

..    Morgan Stanley High Tech Index is an unmanaged index generally representative of the high-tech sector of the U.S. stock market.

..    Russell 2000 Index is a market capitalization weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

..    Ryan Labs Treasury Index is an equal weighted index of all Treasuries having maturities longer than one year.

..    Value Line Arithmetic Index is an equal weighted index of more than 1,700 stocks followed by Value Line Publishing, Inc.

..    91-day Treasury Bill return tracks the investment return paid on U.S.
     Treasury bills maturing in 91 days.

Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly/quarterly reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the sales load.

                              FINANCIAL STATEMENTS

The financial statements and related independent auditor's report for the Funds (other than the Strategic Income Fund, Worldwide Fund, Micro Cap Value Fund, and Multi Cap Value Fund) for the fiscal year ended July 31, 2001 are incorporated herein by reference to the Annual Report to Shareholders of the Fifth Third Funds dated July 31, 2001 and the Semi-Annual Report to Shareholders of the Fifth Third Funds dated January 31, 2002 (File Nos. 33-24848 and 811-5669). Financial statements and related independent auditor's report for the Strategic Income Fund (formerly the Maxus Income Fund, File Nos. 2-94197 and 811-4144), Worldwide Fund (formerly the Maxus Laureate Fund, File Nos. 33-58514 and 811-7516), Multi Cap Value Fund (formerly the Maxus Equity Fund, File Nos. 33-30003 and 811-5865) and Micro Cap Value Fund (formerly part of the Maxfund Trust, File Nos. 333-41555 and 811-8499) for the fiscal year ended December 31, 2001 are incorporated herein by reference to the Annual Reports of the foregoing Funds dated December 31, 2001. The financial statements and related independent auditor's report for the former Kent Funds for the fiscal year ended December 31, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Kent Funds dated December 31, 2000 (File Nos. 33-08398 and 811-04824). The financial statements and related independent auditor's report for the former Maxus Funds for the fiscal year ended December 31, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Maxus Funds dated December 31, 2000 (File Nos. listed above). Copies of the Annual Reports and Semi-Annual Report may be obtained without charge by contacting the Trust at the address located on the back cover of the prospectus.

The July 31, 2001 and December 31, 2001 fiscal year end financial statements referred to above were audited by Arthur Andersen LLP as were those financial highlights specified as having been audited by that firm in the Trust's prospectuses dated August 1, 2002. The Securities Act of 1933 at Section 11 includes specific provisions relating to the liability of auditors who have consented to use of such materials in connection with a registration statement. Arthur Andersen LLP has not issued such a consent with respect to the Post-Effective Amendment to the Trust's registration statement that includes both this SAI and the corresponding prospectuses of the Trust dated August 1, 2002. The lack of such a consent may limit the ability of shareholders to recover from Arthur Andersen LLP pursuant to a claim brought under a theory of liability based on Section 11 of the Securities Act of 1933.

                                 APPENDIX

Standard and Poor's Ratings Group Corporate and Municipal Bond Rating
Definitions

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications,

Moody's Investors Service, Inc. Corporate and Municipal Bond Rating Definitions

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc. Long-Term Debt Rating Definitions

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Standard and Poor's Ratings Group Municipal Note Rating Definitions

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Moody's Investors Service Short-Term Loan Rating Definitions

MIG1/VMIGI--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch Investors Service, Inc. Short-Term Debt Rating Definitions

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F- I + and F- 1 categories.

Standard and Poor's Ratings Group Commercial Paper Rating Definitions

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. Commercial Paper Rating Definitions

Prime-1 --Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

..    Leading market positions in well-established industries.

..    High rates of return on funds employed.

..    Conservative capitalization structure with moderate reliance on debt and ample asset protection.

..    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

..    Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.